                                PRELIMINARY COPY

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 2)



     Filed by the Registrant [X]



     Filed by a Party other than the Registrant [ ]


     Check the appropriate box:

     [X] Preliminary proxy statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


     [ ] Definitive Proxy Statement



     [ ] Definitive Additional Materials



     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          PATINA OIL & GAS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):


     [X] No Fee required


     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.


     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------


     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.



     (1) Amount Previously Paid:


--------------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:


--------------------------------------------------------------------------------


     (3) Filing Party:


--------------------------------------------------------------------------------


     (4) Date Filed:


--------------------------------------------------------------------------------

                          PATINA OIL & GAS CORPORATION
                           1625 BROADWAY, SUITE 2000
                             DENVER, COLORADO 80202
                                 (303) 389-3600

                                                              September   , 1997

Dear Stockholder:

     You are cordially invited to attend a Special Meeting (the "Meeting") of the stockholders of Patina Oil & Gas Corporation (the "Company"), which will be
held at the Company's headquarters, 1625 Broadway, Denver, Colorado, on      ,
October      , 1997, at 9:00 a.m. Mountain time.

     As you may know, Snyder Oil Corporation ("SOCO") currently owns 14,000,000 shares, or approximately 74%, of the Company's outstanding common stock (the "Patina Shares"). At the Meeting, you will be asked to approve a series of transactions (collectively, the "Transactions") which will permit the Company to eliminate SOCO's ownership in the Company. For strategic reasons, SOCO has decided to liquidate its stake in the Company and redeploy the proceeds in its core business.


     In simple terms, 7,500,000 Patina Shares (8,625,000 Patina Shares if the underwriters' overallotment option is fully exercised, or such greater or lesser number as the underwriters, the Company and SOCO may agree to include in the Secondary Offering) will be sold to the public in an underwritten public offering (the "Secondary Offering"). Immediately thereafter, the Company will repurchase the remaining 6,500,000 Patina Shares (5,375,000 Patina Shares if the underwriters' overallotment option is fully exercised, or such greater or lesser number if the underwriters, the Company and SOCO agree to include fewer or additional Patina Shares in the Secondary Offering) owned by SOCO (the "Patina Share Repurchase"). The Patina Share Repurchase will be funded through the sale to a limited number of investors of between 1,600,000 and 2,520,000 shares (as determined by the Company in its sole discretion) of a new issue of convertible preferred stock (the "New Preferred Stock") and 100,000 newly issued shares of the Company's common stock, for an aggregate purchase price of up to $63.0 million and the sale of $3.0 million of newly issued common stock to 18 members of your management at the public offering price obtained in the Secondary Offering. The common stock being sold to the public and management (assuming the underwriters' overallotment is fully exercised and the public offering price is $9.50 per share) represents 46.7% of the Company's total common stock outstanding. To induce management to invest in the Company through their purchase from the Company of $3.0 million of common stock and to enhance their interest in its future success, the Company will simultaneously grant these individuals 500,000 shares of restricted common stock (which granted shares have an aggregate value of $4.8 million, based on the September 11, 1997 closing sales price of $9.50 for the Company's common stock and assuming that management's rights in such granted shares have vested in full). These shares will vest over five years and thereby help retain the services of these key individuals. Upon the consummation of the Transactions (assuming a public offering price of $9.50 per share), the Company's management will beneficially own approximately 7.6% (assuming the full vesting of all shares and options awarded to them) of the Company's total common stock outstanding. The details of the Transactions are described in the enclosed Proxy Statement, which I urge you to read carefully.


     THE COMPANY'S BOARD OF DIRECTORS, AFTER CAREFUL CONSIDERATION, HAS UNANIMOUSLY DETERMINED THAT THE TRANSACTIONS ARE FAIR TO AND IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS HAS APPROVED THE TRANSACTIONS AND RECOMMENDS THAT YOU VOTE FOR APPROVAL AND ADOPTION OF THE TRANSACTIONS. In reaching its determination, your Board of Directors considered, among other things, the recommendation of the independent committee of the Board of Directors established to review the fairness of the contemplated transactions (the "Independent Committee") that the Board approve the Transactions. The Independent Committee considered the advice of A.G. Edwards & Sons, Inc. ("A.G. Edwards") concerning the fairness, from a financial point of view, as of July 30, 1997, to the holders of common stock of the Company (other than SOCO) (the "Non-Affiliated Stockholders") of the Patina Share Repurchase and that taking into account the terms and conditions of the New Preferred Stock, the consideration to be paid to the Company for the New Preferred Stock is comparable to other privately placed convertible preferred equity securities and, as a result is fair, from a financial point of view, to the Non-Affiliated Stockholders. A.G. Edwards' opinion is included as Annex F to the accompanying Proxy Statement. You are urged to read the opinion in its entirety for further information with respect to the assumptions made, matters considered and limits of the reviews undertaken by A.G. Edwards. Certain directors and officers of the Company and SOCO and certain of their respective affiliates have interests described in the enclosed Proxy Statement that present them with conflicts of interest as a result of the Transactions. The Company's Board of Directors and the Independent Committee were aware of such conflicts and considered them in connection with the approval of the Transactions.



     Pursuant to the Patina Share Repurchase, SOCO has agreed to vote the Patina Shares (including its 2,000,000 shares of Series A Common Stock that are entitled to three votes per share at all meetings of the Company's stockholders) in favor of the Transactions. THEREFORE, AS OF THE DATE HEREOF, THE REQUISITE NUMBER OF VOTES FOR THE APPROVAL OF THE TRANSACTIONS TO BE CONSIDERED AT THE MEETING IS ASSURED. In addition, the Company's stockholders are not entitled to any appraisal rights under Delaware General Corporation Law as a result of the Transactions. However, your vote on these matters is important. We urge you to vote your shares whether or not you plan to attend the Meeting. Please take a few minutes now to review the Proxy Statement and to sign and date your proxy and return it in the envelope provided. You may attend the Meeting and vote in person even if you have previously returned your proxy.


                                          Sincerely yours,

                                          Thomas J. Edelman
                                          Chairman of the Board

                          PATINA OIL & GAS CORPORATION
                           1625 BROADWAY, SUITE 2000
                             DENVER, COLORADO 80202
                                 (303) 389-3600

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON OCTOBER      , 1997

To the Stockholders of
  Patina Oil & Gas Corporation:

     NOTICE IS HEREBY GIVEN that a Special Meeting of the stockholders (the "Meeting") of Patina Oil & Gas Corporation, a Delaware corporation (the "Company"), will be held at the Company's headquarters, 1625 Broadway, Denver,
Colorado, on      , October   , 1997, at 9:00 a.m. Mountain time.

     The Meeting is called for the purpose of considering and voting upon a series of related transactions providing for the recapitalization of the Company (collectively, the "Transactions"), as follows:

          1. To approve a Secondary Offering of 7,500,000 Patina Shares (8,625,000 Patina Shares if the underwriters' overallotment option is fully exercised, or such greater or lesser number as the underwriters, the Company and SOCO may agree to include in the Secondary Offering);

          2. To approve the Patina Share Repurchase by the Company of all remaining 6,500,000 Patina Shares (5,375,000 Patina Shares if the underwriters' overallotment option is fully exercised, or such greater or lesser number if the underwriters, the Company and SOCO agree to include fewer or additional Patina Shares in the Secondary Offering) owned by SOCO that are not sold in the Secondary Offering, at a price per share equal to the net offering price received by SOCO in the Secondary Offering;


          3. To approve the New Preferred Stock Issuance by the Company to a limited number of investors of between 1,600,000 and 2,520,000 shares (as determined by the Company in its sole discretion) of the Company's 8.5% Convertible Preferred Stock, including the related issuance by the Company to such investors of 100,000 shares of Common Stock;


          4. To approve the Management Stock Issuances providing for the issuance and sale by the Company to certain members of the Company's management of $3 million of Common Stock at a price per share equal to the public offering price to be paid in the Secondary Offering, and the grant to such management investors of 500,000 shares of restricted Common Stock; and

          5. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.


     Each of the proposals to be approved by the stockholders at the Meeting are mutually conditioned upon the approval of the other related proposals. Therefore, a vote against any of the proposals will have the effect of a vote against all of the proposals. In addition, under certain circumstances described in the accompanying Proxy Statement, the Company may elect either not to consummate the New Preferred Stock Issuance as part of the Transactions (in which case the Company anticipates that it will fund the Patina Share Repurchase through available borrowings under the Company's credit facility) or to revise the terms of the New Preferred Stock Issuance prior to the consummation thereof. In such circumstances, the Company does not expect that it will be required under applicable Delaware law or the rules of the NYSE to resubmit the proposals comprising the Transactions to its stockholders for their approval.


     The Board of Directors has fixed the close of business on September 2, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. A list of such stockholders will be open to the examination of any stockholder during ordinary business hours for a period of ten days prior to the Meeting at the Company's corporate offices, 1625

Broadway, Suite 2000, Denver, Colorado. Such list will also be produced at the time and place of the meeting and be kept open during the meeting for the inspection by any stockholder who may be present.

     Whether or not you expect to attend, WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

                                          By Order of the Board of Directors

                                          Keith M. Crouch
                                          Secretary
September   , 1997
Denver, Colorado

                                PRELIMINARY COPY
                          PATINA OIL & GAS CORPORATION

                                PROXY STATEMENT

     This Proxy Statement ("Proxy Statement") is being furnished to common stockholders of Patina Oil & Gas Corporation, a Delaware corporation (the "Company" or "Patina"), in connection with the solicitation of proxies by the Company's Board of Directors for use at a Special Meeting of the stockholders of the Company, which will be held at the Company's headquarters, 1625 Broadway,
Denver, Colorado, on   , October   , 1997, at 9:00 a.m. Mountain time, and at
any adjournments or postponements thereof (the "Meeting").

     This Proxy Statement relates to a series of related transactions providing for the recapitalization of the Company (collectively, the "Transactions"). As a result of the Transactions, the Company's majority stockholder, Snyder Oil Corporation ("SOCO"), will sell all of the 14,000,000 shares of Common Stock owned by SOCO (representing approximately 74% of the outstanding Common Stock (and approximately 79% of the aggregate voting power)) (the "Patina Shares"). Following the consummation of the Transactions, the Company will be established as an independent entity, separate and apart from SOCO.


     The Transactions are comprised of: (i) an underwritten public offering of 7,500,000 Patina Shares (8,625,000 Patina Shares if the underwriters' overallotment option is fully exercised, or such greater or lesser number as the underwriters, the Company and SOCO may agree to include in the Secondary Offering), the net proceeds of which will be paid to SOCO (the "Secondary Offering"); (ii) the repurchase by the Company of all remaining Patina Shares that are not sold in the Secondary Offering, pursuant to a Share Repurchase Agreement, dated as of July 31, 1997, between the Company and SOCO, at a price per share equal to the net offering price received by SOCO in the Secondary Offering (the "Patina Share Repurchase"); (iii) the issuance by the Company to a limited number of investors of between 1,600,000 and 2,520,000 shares (as determined by the Company in its sole discretion) of the Company's 8.5% Convertible Preferred Stock pursuant to a Stock Purchase Agreement, dated as of July 31, 1997, among the Company and the new preferred stock investors, including the related issuance by the Company to such investors of 100,000 shares of Common Stock (the "New Preferred Stock Issuance"); and (iv) the issuance and sale by the Company to eighteen members of the Company's management (including Thomas J. Edelman, the Company's Chairman and Chief Executive Officer) of $3 million of Common Stock at a price per share equal to the public offering price to be paid in the Secondary Offering, together with the grant to such management investors of 500,000 shares of restricted Common Stock (the "Management Stock Issuances"). See "Description of the Transactions."



     The rules of the New York Stock Exchange (the "NYSE") require that the Transactions be approved by the Company's stockholders at the Meeting because the New Preferred Stock Issuance and the Management Stock Issuances are part of the Transactions. The closing of the Transactions are therefore subject to such approval and the satisfaction of various other conditions. Each of the proposals to be approved by the stockholders at the Meeting are mutually conditioned upon the approval of the other related proposals. Therefore, a vote against any of the proposals will have the effect of a vote against all of the proposals. In addition, under certain circumstances described herein, the Company may elect either not to consummate the New Preferred Stock Issuance as part of the Transactions (in which case the Company anticipates that it will fund the Patina Share Repurchase through available borrowings under the Company's credit facility) or to revise the terms of the New Preferred Stock Issuance prior to the consummation thereof. In such circumstances, the Company does not expect that it will be required under applicable Delaware law or the rules of the NYSE to resubmit the proposals comprising the Transactions to its stockholders for their approval. See "Description of the Definitive Agreements--Preferred Stock Purchase Agreement--Conditions to Closing."


     The New Preferred Stock Issuance and the Management Stock Issuances to be effected as part of the Transactions require the approval at the Meeting of the holders of a majority of the total votes cast at the meeting, assuming the total votes cast represent over 50% of the number of outstanding shares of the Company's Common Stock, par value $.01 per share (including the Series A Common Stock held by SOCO and referred to below, the "Common Stock"), entitled to vote at the Meeting. Pursuant to the Patina Share Repurchase, SOCO has agreed to vote its shares of Common Stock (including its 2,000,000 shares of Series A Common Stock (the "Series A Common Stock") that are entitled to three votes per share at all meetings of the Company's stockholders) in favor of the Transactions. THEREFORE, AS OF THE DATE HEREOF, THE REQUISITE NUMBER OF VOTES FOR THE APPROVAL OF THE TRANSACTIONS TO BE CONSIDERED AT THE MEETING IS ASSURED.

     This Proxy Statement and the accompanying form of proxy (the "Proxy") are
first being mailed to stockholders of the Company on or about September   ,
1997.
                            ------------------------


     SEE "RISK FACTORS" BEGINNING ON PAGE 12 FOR A DISCUSSION OF CERTAIN FACTORS WHICH SHOULD BE CONSIDERED BY THE COMPANY'S STOCKHOLDERS BEFORE VOTING ON THE TRANSACTIONS.

                            ------------------------

             THE DATE OF THIS PROXY STATEMENT IS SEPTEMBER   , 1997

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----
AVAILABLE INFORMATION...............................................................      2

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.....................................      2

SUMMARY.............................................................................      3
  General...........................................................................      3
  Parties to the Transactions.......................................................      4
  The Meeting.......................................................................      5
  Description of the Transactions...................................................      6
  Additional Related Events.........................................................      9
  Approval of the Transactions; Opinion of Financial Advisor........................      9
  Sources and Uses of Funds for the Transactions....................................     11
  Interests of Certain Persons in the Transactions..................................     11
  Price Range of Common Stock and Dividend Policy...................................     12

RISK FACTORS........................................................................     13
  Transaction Risks.................................................................     13
  Company Risks.....................................................................     15
  Forward Looking Information.......................................................     17

THE MEETING.........................................................................     16
  Date, Time and Place..............................................................     17
  Record Date, Voting and Quorum....................................................     17
  Matters To Be Considered at the Meeting; Required Vote; Appraisal Rights..........     17
  Voting of Proxies.................................................................     18
  Adjournments; Revocability of Proxies.............................................     18
  Solicitation of Proxies...........................................................     19

DESCRIPTION OF THE TRANSACTIONS.....................................................     19
  Background of the Transactions....................................................     19
  Reasons for the Transactions......................................................     22
  Approval of the Transactions......................................................     25
  Opinion of Financial Advisor to the Independent Committee.........................     25
  Interests of Certain Persons in the Transactions..................................     30
  Secondary Offering................................................................     31
  Patina Share Repurchase...........................................................     32
  New Preferred Stock Issuance......................................................     32
  Management Stock Issuances........................................................     32
  Tax Consequences of Transactions; Accounting Treatment............................     33
  Sources and Uses of Funds for the Transactions....................................     33

DESCRIPTION OF THE DEFINITIVE AGREEMENTS............................................     34
  Share Repurchase Agreement........................................................     34
  Preferred Stock Purchase Agreement................................................     35
  Management Stock Purchase Agreement and Restricted Stock Awards...................     40
  SOCO Option Agreements............................................................     41

PARTIES TO THE TRANSACTIONS.........................................................     42
  The Company.......................................................................     42
  Snyder Oil Corporation............................................................     43

                                                                                        PAGE
                                                                                        ----

  New Preferred Stock Investors.....................................................     43

SELECTED HISTORICAL AND PRO FORMA CONSOLIDATED FINANCIAL DATA.......................     44

MANAGEMENT..........................................................................     46
  Directors and Executive Officers..................................................     46
  Change in Control Plan............................................................     49
  Edelman Employment Agreement and Related Matters..................................     49
  Stock Option Plan.................................................................     50

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
  AND MANAGEMENT....................................................................     51

DESCRIPTION OF CERTAIN INDEBTEDNESS.................................................     52
  Credit Agreement..................................................................     52
  Senior Subordinated Notes.........................................................     53

STOCKHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING.....................................     53

EXPERTS.............................................................................     54

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY......    F-1


ANNEX A   Share Repurchase Agreement
ANNEX B   Preferred Stock Purchase Agreement
ANNEX C   Management Stock Purchase Agreement
ANNEX D   Form of Restricted Stock Award Agreement

ANNEX E   Form of SOCO Option Agreement

ANNEX F   A.G. Edwards & Sons, Inc. Opinion

                             AVAILABLE INFORMATION

     The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Judiciary Plaza, Room 1024, Washington, D.C. 20549 and at its Regional Offices at Seven World Trade Center, Suite 1300, New York, New York 10048 and at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60611. Copies of such materials also may be obtained by mail at prescribed rates from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549. In addition, the Commission maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission at http://www.sec.gov. The Company's Common Stock is listed on the NYSE, and similar information concerning the Company may also be inspected and copied at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents heretofore filed by the Company with the Commission pursuant to the Exchange Act are incorporated herein by reference:

          (a) Annual Report on Form 10-K for the year ended December 31, 1996 (file no. 1-4344); and

          (b) Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 1997 and June 30, 1997.

     All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the Meeting shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing of such documents. Any statement contained in a document all or a portion of which is incorporated herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement. The Company will furnish without charge to each person, including any beneficial owner of such person, to whom a copy of this Proxy Statement has been delivered, upon the written or oral request of such person, a copy of any of the foregoing documents incorporated by reference herein, except for the exhibits to such documents (unless such exhibits are specifically incorporated by reference into the information that this Proxy Statement incorporates). Requests for such copies should be directed to Patina Oil & Gas Corporation, Attention: Investor Relations, 1625 Broadway, Suite 2000, Denver, Colorado 80202 (telephone: (303) 389-3600).

     No person is authorized to give any information or to make any representations not contained in this Proxy Statement and, if given or made, such information or representations should not be relied upon as having been authorized by the Company. This Proxy Statement does not constitute the solicitation of a Proxy from any person in any jurisdiction where such a solicitation would be unlawful. The delivery of this Proxy Statement shall not under any circumstances, imply or create any implication that there has been no change in the affairs of the Company or in the information set forth or incorporated by reference herein subsequent to the date hereof.

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement and the Annexes hereto. This summary does not contain a complete statement of all material information relating to the Transactions and is subject to, and qualified in its entirety by, the more detailed information contained or incorporated by reference in this Proxy Statement. Stockholders of the Company should read carefully this Proxy Statement and the Annexes hereto. Certain capitalized terms used in this Summary are defined elsewhere in this Proxy Statement.

GENERAL

     This Proxy Statement is being furnished to the Company's common stockholders in connection with the series of related Transactions that provide for the recapitalization of the Company. As a result of the Transactions, SOCO, the Company's majority stockholder, will sell all of the 14,000,000 shares of Common Stock owned by SOCO (representing approximately 74% of the outstanding Common Stock (and approximately 79% of the aggregate voting power)). Following the consummation of the Transactions, the Company will be established as an independent entity, separate and apart from SOCO.


     The Transactions are comprised of: (i) the Secondary Offering of 7,500,000 Patina Shares (8,625,000 Patina Shares if the underwriters' overallotment option is fully exercised, or such greater or lesser number as the underwriters, the Company and SOCO may agree to include in the Secondary Offering), the net proceeds of which will be paid to SOCO; (ii) the Patina Share Repurchase by the Company of all remaining Patina Shares that are not sold in the Secondary Offering, pursuant to a Share Repurchase Agreement, dated as of July 31, 1997, between the Company and SOCO (the "Share Repurchase Agreement"), at a price per share equal to the net offering price (the "Net Offering Price") received by SOCO in the Secondary Offering; (iii) the New Preferred Stock Issuance by the Company to a limited number of investors (the "New Preferred Stock Investors") of between 1,600,000 and 2,520,000 shares (as determined by the Company in its sole discretion) of the Company's 8.5% Convertible Preferred Stock (the "New Preferred Stock"), including the related issuance by the Company to the New Preferred Stock Investors of 100,000 shares of Common Stock, pursuant to a Stock Purchase Agreement, dated as of July 31, 1997, among the Company and the new preferred stock investors (the "Preferred Stock Purchase Agreement"); and (iv) the Management Stock Issuances by the Company to eighteen members of the Company's management (including Thomas J. Edelman, the Company's Chairman and Chief Executive Officer) (the "Management Investors") of $3 million of Common Stock, at a price per share equal to the public offering price to be paid in the Secondary Offering (the "Public Offering Price"), together with the grant to such Management Investors of 500,000 shares of restricted Common Stock. See "Description of the Transactions."



     The rules of the NYSE require that the Transactions be approved by the Company's stockholders at the Meeting because the New Preferred Stock Issuance and the Management Stock Issuances are part of the Transactions. The closing of the Transactions are therefore subject to such approval and the satisfaction of various other conditions. Under certain circumstances described herein, the Company may elect either not to consummate the New Preferred Stock Issuance as part of the Transactions (in which case the Company anticipates that it will fund the Patina Share Repurchase through available borrowings under the Company's credit facility) or to revise the terms of the New Preferred Stock Issuance prior to the consummation thereof. In such circumstances, the Company expects that any revisions to be made to the terms of the New Preferred Stock (such as a change in the applicable conversion price or dividend rate of such shares) would not require the Company, under applicable Delaware law or the rules of the NYSE, to resubmit the proposals comprising the Transactions to its stockholders for their approval. In connection with any possible revisions to the terms of the New Preferred Stock, the Company's Board of Directors (and the Independent Committee) would only approve such revisions after determining, in the exercise of its fiduciary duties and after consulting with its financial and other advisors, that such issuance remained in the best interests of the Company and its stockholders. See "Description of the Definitive Agreements-Preferred Stock Purchase Agreement -- Conditions to Closing."

     The Company's stockholders should be aware that the consummation of the Transactions may increase the risk associated with the Company's Common Stock. In particular, the Company will face a number of additional risks as a result of the Transactions, including an increased level of leverage and an increased total debt-to-total-capitalization ratio, the addition and influence of the holders of New Preferred Stock who will have (assuming that 2,520,000 shares of New Preferred Stock are issued and are convertible at $8.80 per share and that no currently outstanding warrants or options have been exercised) up to approximately 35% of the votes entitled to be cast on most matters submitted to stockholders for a vote, the continued reliance on SOCO for certain transition services and the existence of a substantial number of additional unregistered shares of Common Stock that will in the future be eligible for sale. In addition, the Company will continue to face a number of Company-related risks with respect to, among other things, its acquisition strategy and its business operations. SEE "RISK FACTORS" BEGINNING ON PAGE 12 FOR A MORE COMPREHENSIVE DISCUSSION OF CERTAIN FACTORS WHICH SHOULD BE CONSIDERED BY THE COMPANY'S STOCKHOLDERS BEFORE VOTING ON THE TRANSACTIONS.


PARTIES TO THE TRANSACTIONS

     The Company. Patina Oil & Gas Corporation is an independent energy company engaged in the acquisition, development, exploitation and production of oil and natural gas in the Wattenberg field ("Wattenberg") of Colorado's Denver-Julesburg Basin (the "D-J Basin"). The Company was formed in early 1996 to hold the Wattenberg assets of SOCO and to facilitate the acquisition of Gerrity Oil & Gas Corporation (the "Gerrity Acquisition"). Thomas J. Edelman structured and negotiated the Gerrity Acquisition and has served as the Company's chief executive from its inception. Since the Gerrity Acquisition in May 1996, the Company has focused its efforts on consolidating its properties, developing a focused and efficient organization, reducing costs and improving operations. The Company's Common Stock is traded on the NYSE under the symbol "POG."

     Following the consummation of the Transactions, the Company plans to continue to increase its reserves, production and cash flow in a cost-efficient manner, primarily through: (i) selectively pursuing consolidation and acquisition opportunities in existing and future core areas; (ii) efficiently controlling operating and overhead expenses; (iii) operating its properties in order to enhance production through well workovers, development activity and operational improvements; (iv) utilizing improved exploitation and development techniques to maximize the value of its properties; and (v) developing a strong financial position that affords the Company the financial flexibility to execute its business strategy. See "The Parties to the Transactions -- The
Company -- Business Strategy."

     SOCO. Snyder Oil Corporation has been the Company's major stockholder since the Company's formation and currently owns approximately 74% of the outstanding Common Stock (and approximately 79% of the aggregate voting power). For strategic reasons, SOCO has decided to liquidate its stake in the Company and redeploy the proceeds in its core business. Pursuant to the Transactions described in this Proxy Statement, SOCO's ownership in the Company will be eliminated and the Company will be positioned to pursue an independent growth strategy. In connection with the Gerrity Acquisition, SOCO received certain registration rights with respect to the Patina Shares entitling it to cause the Company to register such shares following SOCO's demand therefor. In addition, SOCO has previously agreed, as part of the Gerrity Acquisition, that SOCO would not effect a "control sale" (defined as the sale, in a single transaction or a series of related transactions, of a majority of the Company's outstanding Common Stock to an unaffiliated person or "group" of persons (as such term is defined under Section 13(d) of the Exchange Act)), unless all holders of the Company's Common Stock were given an opportunity to participate in such control sale. Each of SOCO, the Company and their respective boards have confirmed that the Transactions do not qualify as a control sale and therefore the foregoing provision is inapplicable to the consummation of the Transactions.


     New Preferred Stock Investors. Pursuant to the Preferred Stock Purchase Agreement, the New Preferred Stock Investors (none of whom is presently an affiliate of the Company) have agreed to pay, subject to the terms and conditions contained therein, an aggregate purchase price of between $40.0 million and $63.0 million for the shares of New Preferred Stock to be purchased thereunder. The New Preferred Stock Investors are comprised of nine investors, including First Reserve Fund VII, Limited Partnership, Chase Venture Capital Associates L.P. and Highbridge International LDC. The New Preferred Stock Investors will have (assuming that 2,520,000 shares of New Preferred Stock are issued and are convertible at $8.80 per share and that no currently outstanding warrants or options have been exercised) up to approximately 35% (which percentage would increase to approximately 40% by the end of the two-year pay-in-kind dividend period) of the votes entitled to be cast on most matters submitted to stockholders for a vote. In addition, the two holders of the New Preferred Stock holding the most shares of New Preferred Stock will each be entitled to designate one member of the Company's Board of Directors. However, as described under "Description of the Definitive Agreements -- Preferred Stock Purchase Agreement -- Confidentiality and Standstill Restrictions", the New Preferred Stock Investors have agreed, for a five-year period (or, under certain circumstance, a shorter period), to certain confidentiality and standstill restrictions with respect to the Company's voting securities.

THE MEETING

     Time, Place and Date. The Meeting of the Company's stockholders will be held at the Company's headquarters, 1625 Broadway, Denver, Colorado, on
               , October   , 1997, at 9:00 a.m. Mountain time.

     Record Date, Voting and Quorum. The record date for the Meeting is September 2, 1997 (the "Record Date"). As of the close of business on the Record Date, there were outstanding 18,820,248 shares of Common Stock, of which 14,000,000 were shares owned by SOCO (including 2,000,000 shares of Series A Common Stock). Only stockholders of record at the Record Date are entitled to notice of and to vote at the Meeting. For all matters to come before the Meeting, each share of Common Stock (other than Series A Common Stock) is entitled to one vote per share, and each share of Series A Common Stock is entitled to three votes per share.

     The presence in person or by proxy at the Meeting of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Meeting. Pursuant to the Patina Share Repurchase, SOCO has agreed to cause its shares of Common Stock to be present at, and to be voted in favor of the Transactions at, the Meeting. THEREFORE, AS OF THE DATE HEREOF, THE PRESENCE OF THE REQUISITE NUMBER OF SHARES TO CONSTITUTE A QUORUM AT THE MEETING IS ASSURED.


     Matters to be Considered at the Meeting; Required Vote; Appraisal
Rights. At the Meeting, the stockholders of the Company will be asked to consider and vote upon four mutually conditioned proposals to approve the Transactions, as follows: (i) a proposal to approve the Secondary Offering of 7,500,000 Patina Shares (8,625,000 Patina Shares if the underwriters' overallotment option is fully exercised, or such greater or lesser number as the underwriters, the Company and SOCO may agree to include in the Secondary Offering); (ii) a proposal to approve the Patina Share Repurchase by the Company of all remaining Patina Shares that are not sold in the Secondary Offering;
(iii) a proposal to approve the New Preferred Stock Issuance by the Company to a limited number of investors of between 1,600,000 and 2,520,000 shares (as determined by the Company in its sole discretion) of the Company's New Preferred Stock, including the related issuance by the Company to such investors of 100,000 shares of Common Stock; and (iv) a proposal to approve the Management Stock Issuances providing for the issuance and sale by the Company to the Management Investors of $3 million of Common Stock at the Public Offering Price and the grant by the Company to such Management Investors of 500,000 shares of restricted Common Stock. Each of the proposals to be approved by the stockholders at the Meeting are mutually conditioned upon the approval of the other related proposals. Therefore, a vote against any of the proposals will have the effect of a vote against all of the proposals. In addition, the stockholders of the Company will be asked to consider and vote upon such other business as may properly come before the Meeting.


     Approval of the New Preferred Stock Issuance and the Management Stock Issuances to be effected as part of the Transactions require the approval of the holders of a majority of the total votes cast at the Meeting, provided that the total votes cast represent over 50% of the number of outstanding shares of capital stock of the Company entitled to vote at the Meeting. Pursuant to the Patina Share Repurchase, SOCO has agreed to vote its shares of Common Stock in favor of the Transactions. THEREFORE, AS OF THE DATE HEREOF, THE REQUISITE NUMBER OF VOTES FOR THE APPROVAL OF THE TRANSACTIONS TO BE CONSIDERED AT THE MEETING IS ASSURED. In addition, as of the Record Date, the directors and executive officers of the Company and their affiliates (excluding

SOCO and John C. Snyder, Chairman and Chief Executive Officer of SOCO) owned as a group less than 1.0% of the outstanding shares of Common Stock. Such directors and executive officers of the Company have indicated that they and their affiliates presently intend to vote all such shares in favor of the Transactions. See "Security Ownership of Certain Beneficial Owners and Management."

     The Company's stockholders are not entitled to any appraisal rights under Delaware General Corporation Law as a result of the Transactions.

     Voting of Proxies. All shares of Common Stock represented by properly executed Proxies received in time for the Meeting will be voted in the manner specified in the Proxy. Proxies that do not contain any instruction to vote for or against or to abstain from voting on a particular matter will be voted in favor of such matter. It is not expected that any matter other than those referred to herein will be brought before the stockholders at the Meeting. However, if other matters are properly presented, the persons named as proxies will vote in accordance with their best judgment with respect to such matters, unless authority to do so is withheld in the Proxy.

     Adjournments; Revocability of Proxies. If the Meeting is adjourned for any reason, the approval of the Transactions will be considered and voted upon by stockholders at the subsequent reconvened meeting, if any.

     A stockholder may revoke a Proxy prior to the time the shares represented by such Proxy are voted at the Meeting by: (i) delivering to the Secretary of the Company a written notice of revocation of a Proxy or a duly executed Proxy relating to the same shares and matters to be considered at the Meeting bearing a date later than the Proxy previously executed; (ii) attending and voting in person at the Meeting; or (iii) giving notice of revocation of a Proxy at the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a Proxy.

     Solicitation of Proxies. The Company will bear the cost of the solicitation of Proxies. In addition to solicitation by mail, the directors, officers and employees of the Company and its subsidiaries may solicit Proxies from stockholders of the Company by telephone, telecopy or in person. Such directors, officers and employees will not be additionally compensated for any such solicitation but may be reimbursed for out-of-pocket expenses in connection therewith. Arrangements will be made to furnish copies of proxy materials to fiduciaries, custodians and brokerage houses for forwarding to beneficial owners of the Company's Common Stock. Such persons will be paid reasonable out-of-pocket expenses.

DESCRIPTION OF THE TRANSACTIONS

     The Transactions are comprised of the Secondary Offering, the Patina Share Repurchase, the New Preferred Stock Issuance and the Management Stock Issuances, each of which are summarized below and further described herein. See "Description of the Transactions" and "Description of the Definitive
Agreements -- Share Repurchase Agreement", "-- Preferred Stock Purchase Agreement" and "-- Management Stock Purchase Agreement and Restricted Stock Awards." In addition, although the Company's management believes the summaries set forth below reflect the anticipated final terms and provisions for the respective agreements (based on the circumstances existing as of the date of this Proxy Statement), the final share amounts to be issued and/or repurchased by the Company and other provisions contained in such agreements may differ from the amounts or provisions described below.

     Secondary Offering. The Company has filed a Registration Statement on Form S-3 with the Commission, which has not yet become effective, pursuant to which the Company will register for sale 7,500,000 Patina Shares in the Secondary Offering (8,625,000 Patina Shares if the underwriters' overallotment option is fully exercised, or such greater or lesser number as the underwriters, the Company and SOCO may agree to include in the Secondary Offering). The net proceeds from the Secondary Offering will be paid fully to SOCO. Accordingly, the Company will not receive any proceeds from the Secondary Offering. The Secondary Offering will be underwritten by a syndicate consisting of Smith Barney Inc., Morgan Stanley Dean Witter, A.G. Edwards & Sons, Inc., Jefferies & Company, Inc. and PaineWebber Incorporated (the "Underwriters"), pursuant to an underwriting agreement to be entered into among the Company, SOCO and the Underwriters. The Patina Shares to be sold in the Secondary Offering may not be sold nor may offers to buy such shares be accepted prior to the time the Registration Statement becomes effective. The Company expects that the Registration Statement will become effective contemporaneously with or prior to the initial sale of New Preferred Stock. For additional information concerning the terms of the underwriting of the Secondary Offering, see "Description of the Transactions -- Secondary Offering."

     The consummation of the Secondary Offering will be conditioned upon the consummation of the New Preferred Stock Issuance (except in certain limited circumstances described herein under "Description of the Definitive
Agreements -- Preferred Stock Purchase Agreement -- Conditions to Closing") and the Patina Share Repurchase. In addition, SOCO's obligation to consummate the Secondary Offering is contingent upon, among other things, the Net Offering Price for the Patina Shares being sold therein not being less than $7.0875 per share (or, based on a 5.5% gross commission for the Underwriters, a Public Offering Price of $7.50 per share).

     Patina Share Repurchase. Pursuant to the Share Repurchase Agreement, dated as of July 31, 1997, the Company has agreed with SOCO to purchase the balance of the Patina Shares (6,500,000 shares, assuming no exercise of the Underwriters' overallotment option and the sale of 7,500,000 shares in the Secondary Offering; 5,375,000 shares, assuming exercise of such option in full; or such greater or lesser number of shares, if the Underwriters, the Company and SOCO agree to include fewer or additional Patina Shares in the Secondary Offering), at a price per share equal to the Net Offering Price. The Company will repurchase such Patina Shares concurrently with the initial sale of the New Preferred Stock and the sale of Patina Shares in the Secondary Offering and the concurrent repurchase of such Patina Shares will be a condition to the sale of Patina Shares in the Secondary Offering.

     Pursuant to the Share Repurchase Agreement, SOCO has agreed that, for a period of 30 days following the date a preliminary prospectus relating to the Secondary Offering is broadly distributed, it will not take any action with respect to the acquisition or disposition of assets or securities of the Company by any third party.

     The Company will use the proceeds from the sale of the New Preferred Stock and the shares of Common Stock sold pursuant to the Management Stock Issuances, together with bank borrowings, if necessary, to pay for the Patina Shares being repurchased from SOCO.

     New Preferred Stock Issuances. Pursuant to the Preferred Stock Purchase Agreement, dated as of July 31, 1997, the Company has agreed to sell an aggregate of between 1,600,000 and 2,520,000 shares of New Preferred Stock to the New Preferred Stock Investors at a purchase price of $25.00 per share, for an aggregate purchase price of between $40.0 million and $63.0 million, respectively. The exact number of shares of New Preferred Stock to be sold to the New Preferred Stock Investors will be determined by the Company in its discretion at or shortly before the time of sale. To the extent that the Company elects to sell more than 1,600,000 (but less than 2,520,000) shares of New Preferred Stock concurrently with the sale of Patina Shares in the Secondary Offering, it shall retain the right to sell, in a subsequent sale, up to the balance of such shares to the New Preferred Stock Investors at any time prior to December 31, 1997 for a purchase price of $25.00 per share (subject to the satisfaction of certain conditions). For a description of the material terms of the New Preferred Stock, including dividend rights and redemption, conversion and voting provisions, see "Description of the Definitive
Agreements -- Preferred Stock Purchase Agreement."


     The obligations of the Company and the New Preferred Stock Investors to consummate the New Preferred Stock Issuance are subject to certain conditions, including receipt of approval by the Company's stockholders at the Meeting. Under the Preferred Stock Purchase Agreement, if the Independent Committee's financial advisor, A.G. Edwards & Sons, Inc. ("A.G. Edwards"), does not, at the time of the closing of the initial sale of New Preferred Stock, confirm its advice that, taking into account the terms and conditions of the New Preferred Stock, the consideration to be paid to the Company for the New Preferred Stock is comparable to other privately placed convertible preferred equity securities and as a result is fair, from a financial point of view, to the Company's stockholders (other than SOCO) (the "Non-Affiliated Stockholders"), then the Company shall have the right to decline to sell any shares of New Preferred Stock in connection with the consummation of the Transactions. In such event, the Company may be obligated to issue an aggregate of 230,000 shares of Common Stock to the New Preferred Stock Investors as a termination fee. Based on the September 11, 1997 closing sales price of $9.50, the Company is not certain whether A.G.

Edwards would be able to reconfirm its July 30 fairness opinion. If, at the closing date of the initial sale of New Preferred Stock, A.G. Edwards is not able to reconfirm its fairness opinion, the Company may elect either not to consummate the New Preferred Stock Issuance as part of the Transactions (in which case the Company anticipates that it will fund the Patina Share Repurchase through available borrowings under the Company's credit facility) or to revise the terms of the New Preferred Stock Issuance prior to the consummation thereof. In such circumstances, the Company does not expect that it will be required under applicable Delaware law or the rules of the NYSE to resubmit the proposals comprising the Transactions to its stockholders for their approval. See "Description of the Definitive Agreements -- Preferred Stock Purchase
Agreement -- Conditions to Closing" and "-- Termination; Termination Fees."



     As a part of the New Preferred Stock Issuance, the Company will issue to the New Preferred Stock Investors, on a pro rata basis, at the time of the initial sale of the shares of New Preferred Stock, an aggregate of 100,000 shares of Common Stock. If any shares of New Preferred Stock are issued, the New Preferred Stock Investors will be entitled to receive the full amount of these shares of Common Stock, regardless of how many shares of the New Preferred Stock are actually issued.



     Management Stock Issuances. Pursuant to a Management Stock Purchase Agreement (the "Management Stock Purchase Agreement") entered into by the Management Investors, the Company will sell shares of Common Stock having an aggregate purchase price of $3.0 million, at a price per share equal to the Public Offering Price, with Mr. Edelman committing to purchase an aggregate of $2.0 million of shares of Common Stock (or, assuming a Public Offering Price of $9.50 per share, 210,256 shares) and the other Management Investors committing to purchase an aggregate of $1.0 million of shares of Common Stock (or, assuming a Public Offering Price of $9.50 per share, 105,263 shares). The Company will lend each Management Investor (other than Mr. Edelman) up to 85% of such purchase price pursuant to five-year 8.5% loan arrangements. The Company anticipates that such shares of Common Stock will be sold to the Management Investors concurrently with the Patina Shares being sold in the Secondary Offering and the issuance of such shares of Common Stock will be conditioned upon the concurrent sale of the Patina Shares in the Secondary Offering.


     In addition, as part of the Management Stock Issuances, the Company intends to award to the Management Investors an aggregate of 500,000 shares of restricted Common Stock, with Mr. Edelman receiving 350,000 shares and the other remaining Management Investors receiving, in the aggregate, 150,000 shares. The Management Investors' ownership of such shares of restricted Common Stock will vest over a five-year period at the rate of 20% per year. The restricted shares of Common Stock that will be awarded to Management Investors may not be sold until ownership in such shares has vested.

     Each of the Management Investors will agree not to sell, transfer or otherwise dispose of any shares of Common Stock for a period of 180 days following their purchase of shares of Common Stock pursuant to the Management Stock Purchase Agreement. Thereafter the Management Investors will be free to sell the shares of Common Stock that they have purchased, subject to compliance with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and any other applicable laws. The Company will agree to register with the Commission for sale to the public the shares of Common Stock purchased by, or awarded to, the Management Investors under certain limited circumstances. See "Description of the Definitive Agreements -- Management Stock Purchase Agreement and Restricted Stock Awards."

     As described under the "Description of the Transactions -- Background of the Transactions", the proposal for, and the negotiation of the terms of, the Management Stock Issuance arose during the negotiations on the terms of the Secondary Offering and the New Preferred Stock Issuance. During such negotiations, the Underwriters and the New Preferred Stock Investors required that Mr. Edelman make at least a three-year commitment to the Company. In response to the Underwriters' and the New Preferred Stock Investors' requirement, the Company and Mr. Edelman structured an enhanced equity arrangement for Mr. Edelman and the other Management Investors to induce them to invest in the Company and to enhance their interest in the Company's future success that included, among other things, the Management Stock Issuances as described above.

ADDITIONAL RELATED EVENTS

     In addition to the Transactions described above, the following additional related events have occurred or are anticipated to occur at or about the time of the closing of the Secondary Offering:

     Employment Arrangements with Mr. Edelman. The Company and Mr. Edelman, the Chief Executive Officer of the Company, have entered into a three-year employment agreement which will become effective concurrently with the closing of the Secondary Offering and the Management Stock Issuances. For a description of the terms of this agreement, see "Management -- Edelman Employment Agreement and Related Matters."

     Certain Changes in the Company's Board of Directors. As a condition of the consummation of the New Preferred Stock Issuance, the members of the Company's Board of Directors affiliated with SOCO, Mr. John C. Snyder and Mr. William J. Johnson, will resign from the Board and will be replaced by persons designated by First Reserve Fund VII, Limited Partnership and Chase Venture Capital Associates, L.P., the two largest holders of shares of the New Preferred Stock. First Reserve Fund VII, Limited Partnership has designated Mr. William E. Macaulay and Chase Venture Capital Associates, L.P. has designated Mr. Arnold L. Chavkin. See "Management -- Directors and Executive Officers."

     Termination of Certain Arrangements with SOCO; Transition Agreement. At the time Patina Shares are sold in the Secondary Offering, the Company will terminate certain arrangements it has with SOCO relating to the treatment of certain business opportunities and the provision of certain corporate services to the Company by SOCO. In lieu thereof, the Company and SOCO will enter into an agreement (the "Transition Agreement") with SOCO whereby SOCO will agree to provide the Company with certain computer and administrative services for a period of up to one year.


     Grant of Options by SOCO. In connection with their commitment to purchase the New Preferred Stock, SOCO has granted the New Preferred Stock Investors, options to acquire an aggregate of 2,000,000 shares of the Company's Common Stock owned by SOCO at a price of $8.00 per share (the "Investors' Options"). SOCO has also granted Mr. Edelman options to acquire 2,000,000 shares of the Company's Common Stock owned by SOCO at a price of $8.00 per share (the "Edelman Options" and, together with the "Investors' Options," the "SOCO Options"). In general, the SOCO Options will only be exercisable in certain circumstances following the termination of the Secondary Offering and the Share Repurchase Agreement. In such events, the New Preferred Stock Investors, as holders of the Investors' Options, will be entitled to receive an aggregate minimum payment in respect of such options of $2 million (or a minimum payment per option share of $1.00), and Mr. Edelman, as holder of the Edelman Option, will be entitled to receive an aggregate minimum payment of $1,000,000 (or a minimum payment per option share of $0.50). In addition, if the holders of SOCO Options are entitled to receive a payment in excess of $1.25 per option share, the holder of the SOCO Option will pay an amount equal to one-half of such excess to SOCO. For additional details in respect of the SOCO Options, see "Description of the Definitive Agreements -- SOCO Option Agreements."


APPROVAL OF THE TRANSACTIONS; OPINION OF FINANCIAL ADVISOR

     Approval of the Transactions. The Board of Directors of the Company has established a committee of independent directors not affiliated with either the Company or SOCO (the "Independent Committee") and such committee has recommended to the Board of Directors that the Board approve the Transactions as being fair, from a financial point of view, to the Company and its stockholders. In reaching its conclusion as to the fairness of the Transactions, the Independent Committee considered the oral advice, confirmed later in writing, of A.G. Edwards, which is subject to certain assumptions and conditions, concerning the fairness from a financial point of view, as of July 30, 1997, to the Non-Affiliated Stockholders of the Patina Share Repurchase and the consideration to be paid to the Company for the New Preferred Stock. Assuming that relevant conditions and circumstances do not change materially, A.G. Edwards' advice will be confirmed in a final opinion to be delivered to the Independent Committee as of the date of the consummation of the initial sale of New Preferred Stock and is conditioned upon the occurrence of all the Transactions and the expiration, unexercised, of the SOCO Options.

     THE COMPANY'S BOARD OF DIRECTORS, AFTER CAREFUL CONSIDERATION, HAS UNANIMOUSLY DETERMINED THAT THE TRANSACTIONS ARE FAIR TO AND IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS HAS APPROVED THE TRANSACTIONS AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE TRANSACTIONS. In reaching its determination, the Board of Directors considered, among other things, the recommendation of the Independent Committee that the Board approve the Transactions and the consideration by the Independent Committee of A.G. Edwards' fairness opinion.


     Opinion of Financial Advisor. At the meeting of the Independent Committee on July 30, 1997, A.G. Edwards, in its capacity as financial advisor to the Independent Committee, orally advised the Independent Committee that, as of such date and based on and subject to the matters stated therein, the Patina Share Repurchase was fair, from a financial point of view, to the Non-Affiliated Stockholders and that taking into account the terms and conditions of the New Preferred Stock, the consideration to be paid to the Company for the New Preferred Stock is comparable to other privately placed convertible preferred equity securities and, as a result was fair, from a financial point of view, to the Non-Affiliated Stockholders. Subsequent to such meeting, A.G. Edwards delivered its written opinion, dated as of July 30, 1997, confirming the advice A.G. Edwards gave to the Independent Committee at the July 30 meeting. Assuming that relevant conditions and circumstances do not change materially from the date of its July 30 opinion, A.G. Edwards will confirm the advice contained in such opinion in a final opinion to be delivered to the Independent Committee as of the date of the consummation of the initial sale of New Preferred Stock (which is expected to occur immediately following approval of the Transactions by the Company's stockholders at the Meeting and the prior or concurrent consummation of the Secondary Offering and the Patina Share Repurchase). A.G. Edwards' fairness opinion does not, and will not, address the fairness of all of the components of the Transactions; in particular, the Management Stock Issuances and the Secondary Offering are not, and will not be, addressed in such opinion. As noted above, A.G. Edwards is one of the Underwriters of the Secondary Offering and, in such capacity, will receive an underwriting commission in connection with the sale of Patina Shares thereunder. For information on the assumptions made, matters considered and limits of the review undertaken by A.G. Edwards, see "Description of the Transactions -- Opinion of Financial Advisor to the Independent Committee." STOCKHOLDERS ARE URGED TO READ IN ITS ENTIRETY THE OPINION OF A.G. EDWARDS ATTACHED AS ANNEX F TO THIS PROXY STATEMENT.

SOURCES AND USES OF FUNDS FOR THE TRANSACTIONS


     The following table sets forth the anticipated sources and uses of funds applicable to the Company in connection with the consummation of the Transactions (assuming a range of Public Offering Prices from $7.50 per share to $9.50 per share and assuming a gross underwriting commission of 5.5%). Although the Company's management believes the anticipated amounts set forth below are reasonable estimates based on the circumstances existing as of the date of this Proxy Statement, actual sources and uses may differ from those set forth below.



                                                                  ASSUMED PUBLIC OFFERING PRICE(a)
                                                                  --------------------------------
                                                                  $7.500       $8.500       $9.500
                                                                  ------       ------       ------
                                                                           (IN MILLIONS)
SOURCES OF FUNDS:
Sale of New Preferred Stock................................ (b)   $ 57.0       $ 57.0       $ 57.0
Sale of Common Stock to the Management Investors........... (c)      3.0          3.0          3.0
Bank borrowings/(cash available)........................... (d)    (11.8)        (5.6)         0.5
                                                                   -----        -----
          Total............................................       $ 48.2       $ 54.4       $ 60.5
                                                                   =====        =====
USES OF FUNDS:
Repurchase the balance of Patina Shares held by SOCO in the
  Patina Share Repurchase..................................       $ 46.0       $ 52.2       $ 58.3
Expenses payable by the Company............................          1.3          1.3          1.3
Loans to the Management Investors.......................... (c)      0.9          0.9          0.9
                                                                   -----        -----
          Total............................................       $ 48.2       $ 54.4       $ 60.5
                                                                   =====        =====


---------------

(a) Based on assumed Public Offering Prices of $7.500, $8.500 and $9.500 per share, the assumed Net Offering Prices would be $7.088, $8.033 and $8.978 per share, respectively.


(b) Assumes 2,280,000 shares of New Preferred Stock are sold to the New Preferred Stock Investors at a price per share of $25.00.

(c) The Management Investors will purchase $3.0 million of Common Stock at the Public Offering Price, of which up to $850,000 will be funded with loans from the Company. See "Description of the Transactions -- Management Stock Issuances."

(d) Assumes 7,500,000 Patina Shares are sold in the Secondary Offering and the Underwriters' overallotment option is not exercised. At Public Offering Prices of $7.50 and $8.50 per share, or if the Underwriters' overallotment option is fully exercised, the Company will not need to make any bank borrowings to finance the Patina Share Repurchase.


INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS


     Certain directors and officers of the Company and SOCO and certain of their respective affiliates have interests described herein that present them with conflicts of interest as a result of the Transactions. In particular, (i) the Management Investors will be participating in the Transactions via the Management Stock Issuances (and the Management Investors will receive 500,000 shares of restricted Common Stock with an aggregate value of $4.8 million, based on the September 11, 1997 closing sales price per share of $9.50 for the Company's common stock and assuming that management's rights in such granted shares have vested in full), (ii) Thomas Edelman has received from SOCO the Edelman Option (which, as described herein, is only exercisable in certain circumstances following the termination of the Secondary Offering and the Share Repurchase Agreement, but in such circumstances will have a minimum value of $1 million and any amounts to be received in respect of such option in excess of $2.5 million are to be shared equally between Mr. Edelman and SOCO), (iii) Mr. Edelman will receive fully vested options to purchase, at the Public Offering Price, 250,000 shares of Common Stock, and (iv) Mr. Edelman has entered into a new three-year employment agreement with the Company (which provides for an increased base salary of $350,000 from his current base salary of $265,000 and a maximum targeted bonus of 100% of Mr. Edelman's new base salary). In addition, two of the Company's current directors, John C. Snyder and William J. Johnson, are directors of SOCO. The Company's Board of Directors and the Independent Committee were aware of such conflicts and considered them in connection with the approval of the Transactions. See "Description of the Transactions -- Reasons for the Transactions" and "-- Interests of Certain Persons in the Transactions."

PRICE RANGE OF COMMON STOCK AND DIVIDEND POLICY

     The Company's Common Stock is traded on the NYSE under the symbol "POG." The Common Stock began trading on the NYSE on May 3, 1996, following the consummation of the Gerrity Acquisition. The following table sets forth, for the periods indicated, the range of high and low per share closing prices for the Common Stock, as reported on the NYSE.


                                                                           HIGH       LOW
                                                                          ------     -----
    1996
    Second Quarter (from May 3, 1996)...................................  $ 8.25     $6.13
    Third Quarter.......................................................    7.38      6.75
    Fourth Quarter......................................................    9.50      7.00
    1997
    First Quarter.......................................................   10.50      8.63
    Second Quarter......................................................    9.50      8.00
    Third Quarter (through September 11, 1997)..........................    9.56      8.00



     As described under "Description of the Transactions -- Background of the Transactions", at the time that the definitive terms underlying the Transactions were agreed to by the parties to the Transactions (including the formula for calculating the conversion price for the New Preferred Stock and the exercise price for the SOCO Options), the Common Stock was trading around $8.00 per share. On July 31, 1997, the last trading day before public announcement that the Company had agreed to the various Transactions, the high and low per share sales price of the Common Stock on the NYSE was $8.50 and $8.375. As of that same date, there were approximately 110 stockholders of record of Common Stock and approximately 18.8 million shares of Common Stock outstanding. On September 11, 1997, the most recent practicable date prior to the printing of this Proxy Statement, the high and low per share sales price of the Common Stock on the NYSE was $9.63 and $9.44.


     No dividends were declared or paid on the Common Stock during the periods reported in the table above. The Company intends to retain future cash flow for use in its business and has no current intention of paying cash dividends on its Common Stock in the foreseeable future. Any payment of future dividends and the amounts thereof will depend upon the Company's earnings, financial condition, capital requirements and other factors deemed relevant by the Company's Board of Directors. In addition, the Company's Credit Agreement currently prohibits the payment of any dividends on the Common Stock. See "Description of Certain Indebtedness -- Credit Agreement."

                                  RISK FACTORS

TRANSACTION RISKS


     Effects of Leverage. Giving effect to the Transactions as if they had occurred on June 30, 1997, the Company's outstanding indebtedness on that date would have been $183.2 million and its ratio of total debt-to-total capitalization would have been 48%. Such indebtedness does not include the Company's dividend obligations with respect to the New Preferred Stock or the Old Preferred Stock. As a result of and after giving effect to the Transactions (assuming that 7,500,000 Patina Shares are sold in the Secondary Offering at a Public Offering Price of $9.50 per share and that $57 million of New Preferred Stock is issued), (i) the Company will have an aggregate of $500,000 additional outstanding indebtedness (or no additional indebtedness if all $63 million of New Preferred Stock is issued) and (ii) following the expiration of the two-year pay-in-kind period for the New Preferred Stock, cash dividends in the amount of $5.7 million per year in the aggregate will accrue on the New Preferred Stock ($6.3 million per year if all $63 million of New Preferred Stock is issued). The Company's level of indebtedness will have several important effects on its future operations. First, a significant portion of the Company's cash flow from operations must be dedicated to the payment of interest on its indebtedness and will not be available for other purposes. The Company expects that its 1997 total interest expense will be approximately $16.2 million, which amount is expected to gradually decrease for the next two years thereafter, subject to the Company's future acquisition activity. Second, covenants contained in the Company's debt obligations (which covenants are described herein under "Description of Certain Indebtedness") will require the Company to meet certain financial tests and may limit its ability to borrow additional funds or to dispose of assets and may affect the Company's flexibility in planning for, and reacting to, changes in its businesses, including possible acquisition activities. However, the Company is not currently restricted in its ability to borrow funds as a result of these restrictive covenants, but the Company's ability to pay dividends is restricted by such restrictive covenants (subject to certain exceptions). Third, the Company's ability to obtain additional financing in the future for working capital, capital expenditures, acquisitions, general corporate purposes or other purposes may be impaired. The Company's ability to meet its debt service obligations and to reduce its total indebtedness will be dependent upon the Company's future performance, which will be subject to oil and natural gas prices, the Company's level of production, general economic conditions and financial, business and other factors affecting the operations of the Company, many of which are beyond its control. There can be no assurance that the Company's future performance will not be adversely affected by some or all of these factors.


     Influence of New Preferred Stock Investors. Subject to the terms and conditions of the Preferred Stock Purchase Agreement, the nine New Preferred Stock Investors have severally, and not jointly, committed to purchase in the aggregate a minimum of $40 million and a maximum of $63 million of New Preferred Stock, with First Reserve Fund VII, Limited Partnership, Chase Venture Capital Associated, L.P. and Highbridge International LDC having commitments of $32.5 million, $22.5 million and $4.75 million, respectively (and none of the other New Preferred Stock Investors' commitments exceeds $2.5 million). Holders of the New Preferred Stock will have (assuming that 2,520,000 shares of New Preferred Stock are issued and are convertible at $8.80 per share and that no currently outstanding warrants or options have been exercised) up to approximately 35% of the votes entitled to be cast on most matters submitted to stockholders for a vote. In addition, the two holders of the New Preferred Stock holding the most shares of New Preferred Stock will each be entitled to designate one member of the Board of Directors. As a result, the holders of the New Preferred Stock will have significant influence over the business, policies and affairs of the Company and to have a significant effect on the outcome of any corporate transaction or other matters submitted to the stockholders for approval such as:
(i) any amendment to the Company's Certificate of Incorporation (the "Certificate of Incorporation"), including the authorization of additional shares of capital stock; (ii) any merger, consolidation or sale of all or substantially all of the assets of the Company; and (iii) any "going private" transaction, and prevent or cause a change of control of the Company, all of which may adversely affect the Company and the interests of its other stockholders.

     Preferences of New Preferred Stock. By its terms (and assuming that the Company issues 2,520,000 shares of New Preferred Stock), the New Preferred Stock will have (i) a liquidation preference of $25.00 per share (or $63 million in the aggregate) and (ii) a dividend preference based on the 8.5% annual dividend rate, in each case over the rights of the holders of the Company's Common Stock. For a description of the material terms of the New Preferred Stock, including dividend rights and redemption, conversion and voting provisions, see "Description of the Definitive Agreements -- Preferred Stock Purchase Agreement."


     Continued Reliance on SOCO. At the time of the sale of the Patina Shares in the Secondary Offering, the Company will enter into the Transition Agreement with SOCO, whereby SOCO will agree to provide the Company with certain computer and administrative services for a period of up to one year. The breach or termination of the Transition Agreement by SOCO could have an adverse effect on the Company's business, operations or financial condition. There can be no assurance that the Company would be able to arrange an alternative source of such services provided under the Transition Agreement upon comparable terms.


     Benefits to Affiliates and Management of the Company. Certain directors and officers of the Company and SOCO and certain of their respective affiliates have interests described herein that present them with conflicts of interest as a result of the Transactions. In particular, (i) the Management Investors will be participating in the Transactions via the Management Stock Issuances (and the Management Investors will receive 500,000 shares of restricted Common Stock with an aggregate value of $4.8 million, based on the September 11, 1997 closing sales price per share of $9.50 for the Company's common stock and assuming that management's rights in such granted shares have vested in full), (ii) Thomas Edelman has received from SOCO the Edelman Option (which, as described herein, is only exercisable in certain circumstances following the termination of the Secondary Offering and the Share Repurchase Agreement, but in such circumstances will have a minimum value of $1 million and any amounts to be received in respect of such option in excess of $2.5 million are to be shared equally between Mr. Edelman and SOCO), (iii) Mr. Edelman will receive fully vested options to purchase, at the Public Offering Price, 250,000 shares of Common Stock, and (iv) Mr. Edelman has entered into a new three-year employment agreement with the Company (which provides for an increased base salary of $350,000 from his current base salary of $265,000 and a maximum targeted bonus of 100% of Mr. Edelman's new base salary). The Company's Board of Directors and the Independent Committee were aware of such conflicts and considered them in connection with the approval of the Transactions. See "Description of the Transactions -- Reasons for the Transactions" and "-- Interests of Certain Persons in the Transactions."


     Effect of Stockholders' Approval at the Meeting; No Dissenters'
Rights. Pursuant to the Patina Share Repurchase, SOCO has agreed to vote its shares of Common Stock (including its 2,000,000 shares of Series A Common Stock that are entitled to three votes per share at all meetings of the Company's stockholders) in favor of the Transactions. Therefore, as of the date hereof, the requisite number of votes for the approval of the Transactions to be considered at the Meeting is assured. The approval of the Transactions at the Meeting may have the effect under applicable law of limiting or potentially extinguishing possible claims that may be asserted against the Company in connection with the Transactions, including possible claims alleging that the Company's Board of Directors violated its fiduciary duties to stockholders as a result of the Transactions involving directors with interests that present them with potential conflicts. In addition, the Company's stockholders will not be entitled to any appraisal rights under Delaware General Corporation Law as a result of the Transactions.


     Shares Eligible for Future Sale; Registration Rights. Future sales, or the availability for sale, of a substantial number of additional shares of Common Stock in the public market following the Secondary Offering (as well as any sale of shares of New Preferred Stock) could adversely affect the market price of the Common Stock. After giving effect to the Transactions (assuming that Patina Shares are sold at a Public Offering Price of $9.50 per share and that $63 million of New Preferred Stock is issued with a conversion price of $8.80 per share), there will be 8.1 million restricted shares of Common Stock (including
7.2 million shares of Common Stock that may be issued upon conversion of the New Preferred Stock). In addition, as described herein under "Description of the Definitive Agreements -- Preferred Stock Purchase Agreement -- Registration Rights," the New Preferred Stock Investors have been granted certain demand registration rights, which may be exercised after the second anniversary of the initial sale of the New Preferred Stock, for the future registration of the New Preferred Stock, the Common Stock into which the New Preferred Stock may be converted and the 100,000 shares of Common Stock to be issued at the initial sale date to the New Preferred

Stock Investors. The Management Investors have also been granted certain limited piggyback registration rights as described under "Description of the Definition Agreement -- Management Stock Purchase Agreement and Restricted Stock Awards."

COMPANY RISKS

     Acquisition Risks. The Company's growth has been attributable in significant part to acquisitions. The Company expects to continue to evaluate and, where appropriate, pursue acquisition opportunities on terms management considers satisfactory. There can be no assurance that suitable acquisitions will be identified in the future or that the Company will be able to finance such acquisitions on favorable terms. In connection with consummating any significant future acquisitions, the Company will require additional debt or equity financing, which may not be available or, if available, may not be on terms that are acceptable to the Company. In addition, the Company competes against other companies for acquisitions, and there can be no assurance that the Company will be successful in the acquisition of any material property interests. Furthermore, there can be no assurance that any future acquisitions made by the Company will be integrated successfully into the Company's operations or will achieve desired rates of return.

     Successful acquisitions require an assessment of recoverable reserves, exploration potential, future oil and natural gas prices, operating costs, as well as environmental and other risks beyond the Company's control. In connection with such assessments, the Company performs a review of the subject properties that it believes to be generally consistent with industry practices. Nonetheless, the resulting assessments are necessarily inexact and their accuracy inherently uncertain, and such a review may not reveal all existing or potential problems, nor will it necessarily permit the Company to become sufficiently familiar with the properties to fully assess their merits and efficiencies. Inspections may not always be performed on every well, and structural and environmental problems are not necessarily observable even when an inspection is undertaken.

     Significant acquisitions can change the nature of the operations and business of the Company depending upon the character of the acquired properties, which may be substantially different in operating and geologic characteristics or geographic location from existing properties.

     Dependence on Key Personnel. The continued growth of the Company depends, and will continue to depend in the foreseeable future, on the services of its officers and key employees who have extensive experience and expertise in evaluating and analyzing potential acquisitions and managing the Company's oil and natural gas properties, including Mr. Edelman, the Company's Chief Executive Officer. Although the Company has a three-year employment agreement with Mr. Edelman, the agreement only obligates Mr. Edelman to commit a substantial portion of his working time to the Company; he is not required to devote all of his time and effort to the business of the Company. The Company does not have employment agreements with any of its officers or key employees, other than Mr. Edelman. The ability of the Company to retain its officers and key employees is important to the continued success and growth of the Company. The loss of Mr. Edelman would, and the loss of other key personnel could, have a material adverse effect on the Company's future growth prospects. The Company does not maintain key man life insurance on any of its employees. See "Management."

     Replacement of Reserves and Production Decline. In general, the volume of production from oil and natural gas properties declines as reserves are depleted. A typical Wattenberg Codell/Niobrara well produces at the highest rates in the first six to twelve months, during which production declines significantly from initial rates. More than half of a typical well's reserves are recovered in the first three-to-five years of production. Absent the Gerrity Acquisition, production from the Company's properties would have declined in 1996 and, in view of the limited drilling and development activity expected in 1997, production is expected to decline further in 1997. Management believes that production will continue to decline thereafter unless capital expenditures are increased above currently projected levels. Except to the extent the Company acquires properties containing proved reserves or conducts successful development activities, its proved reserves will decline as reserves are produced. The Company's future oil and natural gas production is, therefore, highly dependent upon its level of success in finding or acquiring additional reserves. The business of acquiring or developing reserves is capital intensive. To the extent cash flow from operations is reduced and external sources of capital become limited or unavailable, the Company's ability to make the necessary capital investment to maintain or expand its asset base of oil and natural gas reserves would be impaired. In addition, there can be no assurance that its future development, acquisition and exploration activities will result in additional proved reserves or that the Company will be able to drill productive wells at acceptable costs.

     Geographic Concentration of Operations. All of the Company's operations are currently located in Wattenberg. Because of this geographic concentration, any regional events that increase costs, reduce availability of equipment or supplies, reduce demand or limit production, including weather and natural disasters, may impact it more than if its operations were more geographically diversified. The Company's natural gas production is transported on local pipeline systems for processing at several local processing plants. While the Company expects to have flexibility to mitigate the effects of pipeline curtailments or plant shut-downs, curtailment of a significant portion of a pipeline or a prolonged shut-down at a major processing plant could adversely affect its operations, perhaps materially.


     Hedging Risks. From time to time, the Company hedges a portion of its physical oil and natural gas production utilizing a variety of instruments, including fixed price swaps and options and exchange-traded futures contracts and options thereon. The Company's hedging activities, while intended to reduce the Company's sensitivity to changes in market prices of oil and natural gas, are subject to a number of risks including instances in which: (i) production is less than expected; (ii) there is a widening of price differentials between delivery points required by fixed price delivery contracts, to the extent they differ from those of the Company's production; or (iii) the Company's customers or the counterparties fail to purchase or deliver the contracted quantities of oil or natural gas. Additionally, fixed price sales and hedging contracts limit the benefits the Company will realize if actual prices rise above the hedging contract prices. The Company currently has approximately 40% of its projected natural gas production and approximately 67% of its projected oil production hedged in September 1997 and approximately 15% of its projected gas production hedged in October and November 1997. In the future, the Company may increase the percentage of its production covered by hedging arrangements. Pursuant to the terms of the Company's Credit Agreement, dated as of April 1, 1997 (the "Credit Agreement"), the Company is permitted to hedge up to 75% of its anticipated oil and natural gas production for the duration of the relevant hedge contracts.


     Potential Conflicting Business Interests of Chief Executive Officer. Mr. Edelman, the Chief Executive Officer of the Company, has served since 1988 and expects to continue to serve as Chairman of Lomak Petroleum, Inc. ("Lomak"), a publicly traded oil and gas company whose principal areas of operation are the Gulf Coast, Midcontinent and Appalachian regions of the United States. The Company currently has no business relationships with Lomak and Lomak does not own any of the Company's securities. In addition, the Company has not and currently does not compete, and, although no assurances can be given, in the future does not expect to compete, with Lomak, including any competition in respect of acquisition opportunities. Although the Company does not believe that any conflicts have arisen, or are likely to arise, as a result of Mr. Edelman's position with Lomak, because of Mr. Edelman's position with Lomak, or other positions or business interests that he may now or hereafter have or acquire, conflicts of interests may arise between them. See "Management -- Edelman Employment Agreement and Related Matters." In the past, with respect to new business proposals, including acquisitions, the Company and Mr. Edelman have employed the following procedures to resolve any potential conflicts: (i) if such proposals were directed to or originated by Lomak or its employees, such proposals were deemed to be for Lomak's benefit; and (ii) if such proposals were directed to or originated by the Company or its employees, or if such proposals were not specifically identified for either company, such proposals were deemed to be for the Company's benefit. Mr. Edelman and the Company plan to continue the foregoing procedures to resolve any future conflicts that may arise.

     No Dividends. The Company does not currently intend to pay cash dividends on its Common Stock. The Company currently intends to retain its cash for the continued expansion of its business, including development and acquisition activities and to reduce debt levels. No cash dividends may be paid unless all accrued and unpaid dividends on the Company's Preferred Stock have been paid. In addition, the Company's Credit Agreement currently prohibits the payment of dividends on the Common Stock.

FORWARD LOOKING INFORMATION

     The Company's stockholders should consider carefully the risk factors described above, in addition to the other information relating to the Company, its capital stock and the Transactions described in this Proxy Statement, before voting on the Transactions. This Proxy Statement contains certain forward-looking statements, including statements containing the words "believes," "anticipates," "expects," and words of similar import. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: adverse changes in national or local economic conditions; increased competition; changes in availability, cost and terms of financing; changes in operating expenses and other factors referenced in this Proxy Statement. Certain of these factors are discussed in more detail elsewhere in this Proxy Statement. Given these uncertainties, the Company's stockholders are cautioned not to place undue reliance on such forward-looking statements.

                                  THE MEETING

DATE, TIME AND PLACE

     The Meeting of the Company's stockholders will be held at the Company's
headquarters, 1625 Broadway, Denver, Colorado, on      , October   , 1997, at
9:00 a.m. Mountain time.

RECORD DATE, VOTING AND QUORUM

     The Record Date for the Meeting is September 2, 1997. As of the close of business on the Record Date, there were outstanding 18,820,248 shares of Common Stock, of which 14,000,000 were shares owned by SOCO (including 2,000,000 shares of Series A Common Stock). Only stockholders of record at the Record Date are entitled to notice of and to vote at the Meeting. For all matters to come before the Meeting, each share of Common Stock (other than Series A Common Stock) is entitled to one vote per share, and each share of Series A Common Stock is entitled to three votes per share.


     The presence in person or by proxy at the Meeting of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Meeting. Pursuant to the Patina Share Repurchase, SOCO has agreed to cause its shares of Common Stock to be present at, and to be voted in favor of the Transactions at, the Meeting. THEREFORE, AS OF THE DATE HEREOF, THE PRESENCE OF THE REQUISITE NUMBER OF SHARES TO CONSTITUTE A QUORUM AT THE MEETING IS ASSURED.


MATTERS TO BE CONSIDERED AT THE MEETING; REQUIRED VOTE; APPRAISAL RIGHTS


     At the Meeting, the stockholders of the Company will be asked to consider and vote upon four mutually conditioned proposals to approve the Transactions, as follows: (i) a proposal to approve the Secondary Offering of 7,500,000 Patina Shares (8,625,000 Patina Shares if the underwriters' overallotment option is fully exercised, or such greater or lesser number as the underwriters, the Company and SOCO may agree to include in the Secondary Offering); (ii) a proposal to approve the Patina Share Repurchase by the Company of all remaining Patina Shares that are not sold in the Secondary Offering; (iii) a proposal to approve the New Preferred Stock Issuance by the Company to a limited number of investors of between 1,600,000 and 2,520,000 shares (as determined by the Company in its sole discretion) of the Company's New Preferred Stock, including the related issuance by the Company to such investors of 100,000 shares of Common Stock; and (iv) a proposal to approve the Management Stock Issuances providing for the issuance and sale by the Company to the Management Investors of $3 million of Common Stock at the Public Offering Price and the grant by the Company to such Management Investors of 500,000 shares of restricted Common Stock. Each of the proposals to be approved by the stockholders at the Meeting are mutually conditioned upon the approval of the other related proposals. Therefore, a vote against any of the proposals will have the effect of a vote against all of the proposals. In addition, the stockholders of the Company will be asked to consider and vote upon such other business as may properly come before the Meeting.

     Approval of the New Preferred Stock Issuance and the Management Stock Issuances to be effected as part of the Transactions require the approval of the holders of a majority of the total votes cast at the Meeting, provided that the total votes cast represent over 50% of the number of outstanding shares of capital stock of the Company entitled to vote at the Meeting. Pursuant to the Patina Share Repurchase, SOCO has agreed to vote its shares of Common Stock in favor of the Transactions. THEREFORE, AS OF THE DATE HEREOF, THE REQUISITE NUMBER OF VOTES FOR THE APPROVAL OF THE TRANSACTIONS TO BE CONSIDERED AT THE MEETING IS ASSURED. In addition, as of the Record Date, the directors and executive officers of the Company and their affiliates (excluding SOCO and John
C. Snyder, Chairman and Chief Executive Officer of SOCO) owned as a group less than 1.0% of the outstanding shares of Common Stock. Such directors and executive officers of the Company have indicated that they and their affiliates presently intend to vote all such shares in favor of the Transactions. See "Security Ownership of Certain Beneficial Owners and Management."


     Under certain circumstances described under "Description of the Definitive Agreements -- Preferred Stock Purchase Agreement -- Conditions to Closing," the Company may elect either not to consummate the New Preferred Stock Issuance as part of the Transactions (in which case the Company anticipates that it will fund the Patina Share Repurchase through available borrowings under the Company's credit facility) or to revise the terms of the New Preferred Stock Issuance prior to the consummation thereof. In such circumstances, the Company does not expect that it will be required under applicable Delaware law or the rules of the NYSE to resubmit the proposals comprising the Transactions to its stockholders for their approval.


     The Company's stockholders are not entitled to any appraisal rights under Delaware General Corporation Law as a result of the Transactions.

     THE COMPANY'S BOARD OF DIRECTORS, AFTER CAREFUL CONSIDERATION, HAS UNANIMOUSLY DETERMINED THAT THE TRANSACTIONS ARE FAIR TO AND IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS HAS APPROVED THE TRANSACTIONS AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE TRANSACTIONS.

VOTING OF PROXIES

     All shares of the Company's Common Stock represented by properly executed Proxies received in time for the Meeting will be voted in the manner specified in the Proxy. Proxies that do not contain any instruction to vote for or against or to abstain from voting on a particular matter will be voted in favor of such matter. It is not expected that any matter other than those referred to herein will be brought before the stockholders at the Meeting. However, if other matters are properly presented, the persons named as proxies will vote in accordance with their best judgment with respect to such matters, unless authority to do so is withheld in the Proxy.

     Brokers who hold shares of Common Stock in street name for customers who are the beneficial owners of such shares are prohibited from giving a proxy to vote such customers' shares with respect to any proposal in the absence of specific instructions from such customers ("broker non-votes"). Abstentions do not constitute a vote "for" or "against" any matter and will be disregarded in the calculation of "votes cast" for the New Preferred Stock Issuance. Similarly, broker non-votes will be treated as not present and not entitled to vote with respect to the New Preferred Stock Issuance and therefore will be disregard in the calculation of "votes cast" for the New Preferred Stock Issuance.

ADJOURNMENTS; REVOCABILITY OF PROXIES

     If the Meeting is adjourned for any reason, the approval of the Transactions will be considered and voted upon by stockholders at the subsequent reconvened meeting, if any.

     A stockholder may revoke a Proxy prior to the time the shares represented by such Proxy are voted at the Meeting by: (i) delivering to the Secretary of the Company a written notice of revocation of a Proxy or a duly executed Proxy relating to the same shares and matters to be considered at the Meeting bearing a date later than the Proxy previously executed; (ii) attending and voting in person at the Meeting; or (iii) giving notice of revocation of a Proxy at the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a Proxy. Unless revoked in one of the manners set forth above, Proxies in the form enclosed will be voted at the Meeting in accordance with such stockholder's instructions. All written notices of revocation and other communications with respect to revocation of Proxies should be addressed to Patina Oil & Gas Corporation, Attention: Investor Relations, 1625 Broadway, Suite 2000, Denver, Colorado 80202, and must be received before the taking of the votes at the Meeting.

SOLICITATION OF PROXIES

     The Company will bear the cost of the solicitation of Proxies. In addition to solicitation by mail, the directors, officers and employees of the Company and its subsidiaries may solicit Proxies from stockholders of the Company by telephone, telecopy or in person. Such directors, officers and employees will not be additionally compensated for any such solicitation but may be reimbursed for out-of-pocket expenses in connection therewith. Arrangements will be made to furnish copies of proxy materials to fiduciaries, custodians and brokerage houses for forwarding to beneficial owners of the Company's Common Stock. Such persons will be paid reasonable out-of-pocket expenses.

                        DESCRIPTION OF THE TRANSACTIONS

BACKGROUND OF THE TRANSACTIONS

     In early 1996, the Company was formed to hold the Wattenberg assets of SOCO and to facilitate the Gerrity Acquisition which was consummated in May 1996. Following the Gerrity Acquisition, SOCO owned 14,000,000 shares of the Company's Common Stock (including 2,000,000 shares of the Company's Series A Common Stock), representing approximately 70% of the Company's outstanding Common Stock at such time (and approximately 75% of the aggregate voting power), and the Gerrity stockholders owned in the aggregate 6,000,000 shares of the Company's Common Stock, representing approximately 30% of the Company's outstanding Common Stock (and approximately 25% of the aggregate voting power). Thomas J. Edelman, the former president of SOCO, structured and negotiated the Gerrity Acquisition and has served as the Chief Executive Officer of the Company since its inception. Following the Gerrity Acquisition, SOCO has been the Company's major stockholder and currently owns approximately 74% of the Company's outstanding Common Stock. Two of SOCO's directors, John C. Snyder and William J. Johnson, are currently on the Company's Board of Directors.

     In March 1997, Mr. Snyder initially discussed with Mr. Edelman his desire to have Mr. Edelman structure and arrange a buyout of SOCO's entire interest in the Company. At that time, Mr. Edelman did not commit to taking any actions in respect of structuring and arranging such a transaction. In mid-March 1997, Mr. Snyder met with the SOCO Board of Directors to discuss various strategic alternatives for SOCO, including the possible divestiture of SOCO's 74% stock ownership in the Company. Following this SOCO Board meeting, on April 2, 1997, SOCO's Board of Directors retained Petrie Parkman & Co. as its financial advisor ("Petrie Parkman") to advise SOCO on its various strategic alternatives. SOCO and Petrie Parkman initially determined that, based on Petrie Parkman's assessment of the Company and its operations and prospects, the acquisition market for oil and gas companies in general and in the D-J Basin in particular and the potential companies that may be interested in pursuing a business combination with the Company, it would have been difficult to predict the level and strength of resulting bid prices if SOCO and the Company sought to sell the Company through an auction process. Therefore, in light of the strategic importance to SOCO of divesting its shares in the Company, SOCO and Petrie Parkman determined that a transaction in which SOCO's shares of Common Stock were repurchased by the Company and/or sold in an underwritten public offering would give SOCO an assured exit from its stake in the Company. In addition, SOCO desired to structure a transaction that would not preclude the possibility of a third party entering into a business combination with the Company in which SOCO would be able to sell its shares of Common Stock.

     In early April 1997, Mr. Edelman met with a representative of Petrie Parkman at which meeting Petrie Parkman reiterated the SOCO Board of Directors' desire that Mr. Edelman structure and arrange a transaction, other than an auction for the entire Company, providing for the sale of SOCO's interest in the Company. At this meeting, Mr. Edelman agreed that, based on SOCO's desire to divest its interest in the Company, he would begin to review the possibility of such a transaction, as well as exploring the possibility of other alternative transactions. Following this meeting, Mr. Edelman preliminarily outlined a possible transaction that contemplated the buyout of the Patina Shares through a combination of: (i) a share repurchase by the Company of a portion of the Patina Shares (financed in part by borrowings under the Company's existing credit facility); and (ii) the receipt of commitments from a limited number of investors for the purchase of newly issued equity securities of the Company (with no public secondary offering of any Patina Shares). The initial proposed transactions provided for the limited number of new equity investors to pay a portion of their newly-acquired shares to Mr. Edelman as a promotional interest for structuring and arranging the proposed transactions and continuing in his capacity as chief executive officer of the Company. Mr. Edelman then contacted the Company's lead bank, as well as a limited number of investors, regarding the possibility of participating in the transactions that Mr. Edelman had preliminarily outlined. Based in part on the discussions with the Company's lead bank and the prospective investors, Mr. Edelman contacted SOCO and Petrie Parkman in late April 1997 and confirmed with them the preliminary structure for the possible transactions. SOCO and Petrie Parkman indicated their preliminary support for the proposed structure.

     Following receipt of SOCO's preliminary support, Mr. Edelman proceeded to discuss the outline of the proposed transactions with members of the Company's Board of Directors and, in mid-May 1997, the Company's Board of Directors had its first meeting at which the proposed SOCO transaction was discussed. At that meeting, the Company's Board of Directors agreed that an independent committee of directors should be formed to review any proposed transactions with SOCO and such independent committee should deliver its recommendation in respect of such transactions to the Company's full Board of Directors. The Independent Committee was then formed, consisting of Messrs. Robert J. Clark, Jay W. Decker and Alexander P. Lynch (with Mr. Lynch as the chairman). The Independent Committee decided to engage legal counsel to advise it on the various legal issues arising in connection with the review and recommendation of transactions between the Company and SOCO. Following its review of the terms of the proposed transactions, the Independent Committee informed Mr. Edelman that they believed the transactions as proposed required the Company to incur an unacceptable level of additional bank borrowings and granted the preferred stock investors certain economic terms, including a proposed dividend rate and a proposed conversion rate, that were unacceptable.

     On May 28, 1997, the Company's Board of Directors held its regularly scheduled meeting during which the proposed terms for the SOCO transactions were discussed. At this meeting, the Board, together with representatives of Petrie Parkman, determined to add a public secondary offering for a portion of the Patina Shares to the proposed structure and thereby reduce or eliminate the amount of bank borrowings necessary for the Company's repurchase of Patina Shares from SOCO. The Board directed Mr. Edelman to continue developing the specific terms and conditions with respect to the proposed transactions, continue his discussions with the Company's lead bank and the prospective preferred stock investors and to arrange for an underwriting syndicate for the public offering of a portion of the Patina Shares. Following this meeting, Mr. Edelman enlisted the assistance of certain members of the Company's senior management to analyze the proposed transactions, as revised, and begin preparation of materials describing the proposed transactions, including a preliminary draft of a private placement memorandum for the issuance of the new series of the Company's preferred stock to a limited number of investors and a summary description of the Company and the proposed transactions for use in a registration statement for a public offering of Patina Shares.

     In late-May 1997 and early-June 1997, Mr. Edelman met initially with representatives of Smith Barney Inc. ("Smith Barney") and later with representatives of the other Underwriters to discuss the possibility of the Underwriters making up a syndicate for a secondary stock offering of a portion of Patina Shares. Smith Barney and the other Underwriters agreed to the proposed engagement and they began working, together with the Company's management and the Company's legal counsel, on a draft of a registration statement for a secondary offering of a portion of Patina Shares.

     During the first three weeks of June 1997, Mr. Edelman had numerous discussions and meetings with representatives of First Reserve Corporation, Chase Capital Partners and Highbridge Capital Management, the initial prospective preferred stock investors, with the Underwriters and with individual members of the

Company's Board of Directors, in which the various terms and conditions in respect of the proposed transactions were reviewed and negotiated. In these discussions, the Underwriters and the New Preferred Stock Investors required that, as part of the proposed transactions, Mr. Edelman make at least a three-year commitment to the Company and the Underwriters required that Mr. Edelman not receive shares of the new preferred stock as his promotional interest. In response to the Underwriters' and the New Preferred Stock Investors' requests, in mid-June 1997, the Company and Mr. Edelman determined that the proposed transactions would include the purchase of shares of Common Stock by the Management Investors and the grant of shares of restricted Common Stock to the Management Investors, together with an employment agreement for Mr. Edelman and the grant of additional vested options to Mr. Edelman. Because he no longer was to receive New Preferred Stock as a promotional interest, Mr. Edelman proposed that the enhanced equity arrangement for the Management Investors be included as part of the transactions so that the other members of the Company's management would be given significant incentives to enhance their interest in the Company's future success.



     In late-June 1997, Mr. Edelman contacted Mr. Snyder and reported to him the status of the various discussions and described the most current refinements in respect of the proposed transactions. Mr. Snyder confirmed his and the SOCO Board's desire to proceed with the proposed transactions and encouraged Mr. Edelman to continue to negotiate and structure the terms of the proposed transactions. Mr. Snyder requested, however, that Petrie Parkman, on behalf of SOCO, be given an opportunity to contact a limited number of third parties regarding such parties' interest in a possible business combination with the Company. Mr. Edelman agreed that SOCO should have the opportunity to make such contacts provided that SOCO and Petrie Parkman agree that they would inform the Company of any proposals received and, at the time that the Underwriters commenced their marketing efforts for the sale of Patina Shares in the contemplated offering, SOCO and its advisors would cease for a period of time any discussions or other activities with respect to an alternative transaction with any third party. Following the agreement by SOCO and the Company to the proposed arrangement, SOCO entered into confidentiality agreements with a number of parties and provided information to, and engaged in preliminary discussions with, such parties. However, none of those discussions advanced beyond the preliminary stage.


     Through the first part of July, the Underwriters participated in a number of drafting sessions for the preparation of the registration statement for the secondary offering of Patina Shares and the prospective preferred stock investors continued to review and negotiate the terms of the preferred stock to be issued by the Company. As a result of the Underwriters' and the prospective stock preferred investors' respective review of the proposed transactions, additional revisions were made to the terms of the proposed transactions.

     On July 13 and 15, 1997 the Independent Committee held a telephonic meeting at which the current status of the proposed transactions was discussed and reviewed. At this meeting, the Independent Committee decided to engage A.G. Edwards as its financial advisor to deliver a fairness opinion to the Independent Committee in respect of the proposed transactions.

     In mid-July 1997, Mr. Edelman confirmed with the prospective preferred stock investors their commitments to participate in the proposed transactions, subject to negotiation of definitive agreements. On July 17, 1997, the Company's Board of Directors held a telephonic meeting during which the Board confirmed its continued support for the proposed transactions, subject to the final recommendation of the Independent Committee, and directed that Mr. Edelman continue his efforts negotiating the final terms and provisions of the proposed transactions, including the terms of his proposed employment agreement. In late-July 1997, Mr. Edelman discussed with Mr. Snyder the most recent revisions to the terms of the proposed transactions, and Mr. Snyder agreed to such revisions.

     On July 30, 1997, the Independent Committee held a meeting to consider the proposed transactions, which meeting was attended by A.G. Edwards and the Independent Committee's legal advisors. A.G. Edwards delivered its oral advice (which was later confirmed in writing) to the Independent Committee that, as of the date of such meeting, subject to certain assumptions and conditions, the Patina Share Repurchase was fair from a financial point of view to the Non-Affiliated Stockholders and that, taking into account the terms and conditions of the New Preferred Stock, the consideration to be paid to the Company for the New

Preferred Stock is comparable to other privately placed convertible preferred equity securities and as a result was fair, from a financial point of view, to the Non-Affiliated Stockholders. A.G. Edwards also presented certain written materials to the Independent Committee with respect to the various valuation analyses made by A.G. Edwards (which analyses are summarized below under "Opinion of Financial Advisor to the Independent Committee"). After a lengthy discussion, the Independent Committee determined that, based on the contemplated conversion ratio set forth in the terms of the New Preferred Stock (which was structured to be set at 10% over the Public Offering Price, subject to a maximum of $8.80), the issuance of the New Preferred Stock should be conditioned upon A.G. Edwards reconfirming and updating its fairness report as of the date of such issuance (and such updated opinion will be based upon, and reflect updated results from, the A.G. Edwards' various valuation analyses). The Independent Committee noted, in its discussions, that the conversion price in respect of the New Preferred Stock (including the maximum price) had been negotiated and set at the time that the Company's Common Stock was trading on the NYSE around $8.00 per share. On July 30, 1997, the closing sales price of the Common Stock on the NYSE was $8.625. Under the terms of the Preferred Stock Purchase Agreement, the condition that A.G. Edwards reconfirm and update its fairness report may be waived by the Company and the shares of New Preferred Stock may be sold thereunder without the Company resoliciting the approval to such issuance from the Company's stockholders. In making any decision to waive such condition, however, the Company's Board of Directors (and the Independent Committee) would determine, in the exercise of its fiduciary duties and after consulting with its financial and other advisors, whether such issuance remained in the best interests of the Company and its stockholders.


     As a result of the Independent Committee's determination, final revisions to the proposed transactions were negotiated among the various parties involved in the Transactions, which final revisions are reflected in the Transactions as described in this Proxy Statement. Upon the agreement of the parties to these final revisions, the Independent Committee determined that it would recommend that the Company's Board of Directors approve the Transactions as being fair to and in the best interests of the Company and its stockholders.

     On July 31, 1997, following confirmation that SOCO's Board of Directors had approved the Transactions, the Company's Board of Directors met, together with the Company's legal advisors, to review and approve the Transactions. Mr. Lynch, as chairman of the Independent Committee, confirmed the Independent Committee's recommendation that the Company's Board approve the Transactions. In addition, the Company's legal advisors reviewed with the Company's Board the final terms of the various definitive agreements to be executed in connection with the Transactions. After discussion and consideration, the Company's Board of Directors voted unanimously to approve the Transactions. The Preferred Stock Purchase Agreement and the Share Repurchase Agreement and certain of the other related agreements were then executed and delivered by, as applicable, the Company, SOCO, the New Preferred Stock Investors and the other signatories thereto.


     On August 1, 1997, the Company and SOCO filed the Registration Statement in respect of the Secondary Offering with the Commission and thereafter the Transactions were publicly announced by each of the Company and SOCO. On September 11, 1997, the most recent practicable date prior to the printing of this Proxy Statement, the closing sales price of the Common Stock on the NYSE was $9.50.


REASONS FOR THE TRANSACTIONS


     At the meeting of the Company's Board of Directors on July 31, 1997, the Board approved the Transactions and determined that the Transactions were fair to and in the best interests of the Company and its stockholders. In reaching this determination, the Company's Board of Directors considered the following factors:



          1. The Board considered its knowledge of the management, business, operations, properties, assets, financial condition, operating results and prospects of the Company, including the Company's contemplated business strategies. See "Parties to the Transactions -- The Company -- Business Strategy."


          2. The Board considered the fact that SOCO, the holder of approximately 74% of the Company's outstanding Common Stock, had expressed its intention to divest its Patina Shares as part of a strategic initiative to simplify SOCO's corporate structure, and the fact that SOCO held registration rights in respect of the Patina Shares permitting SOCO to demand that the Company register the Patina Shares for sale under the Securities Act.

          3. The Board considered the various reports from the Company's management and financial and legal advisors, and the recommendation of the Independent Committee that the Board approve the Transactions.

          4. The Board considered the oral and written presentations of A.G. Edwards and the opinion of A.G. Edwards that as of July 30, 1997, subject to certain assumptions and conditions, the Patina Share Repurchase was fair from a financial point of view to the Non-Affiliated Stockholders and that, taking into account the terms and conditions of the New Preferred Stock, the consideration to be paid to the Company for the New Preferred Stock is comparable to other privately placed convertible preferred equity securities and as a result was fair, from a financial point of view, to the Non-Affiliated Stockholders.


          5. The Board considered the negotiations that had taken place with SOCO, the New Preferred Stock Investors and the other parties to the Transactions concerning the structure and arrangement of the final terms and provisions of the Transactions. In addition, the Board considered the terms of the Management Stock Issuances and determined that the grant of 500,000 shares of restricted Common Stock to the Management Investors provided them with reasonable incentives to enhance their interest in the Company's future success and to induce them to purchase additional shares of Common Stock, based on the Company's dependence on such Management Investors and the Company's need to arrange and consummate the Transactions in a timely manner. See "-- Background of the Transactions."


          6. The Board considered the results of discussions between SOCO and its advisors and third parties regarding a possible business combination with the Company. See "-- Background of the Transactions."


          7. The Board considered that the consummation of the Transactions may increase the risks associated with the Common Stock, including an increased level of leverage, the addition and influence of the holders of New Preferred Stock and the preferences to be granted to such New Preferred Stock, the benefits to be provided to the Management Investors, the absence of dissenters' rights and the number of shares eligible for future sale. See "Risk Factors -- Transaction Risks."



          8. The Board considered the fact that, although the holders of the New Preferred Stock would own (assuming that 2,520,000 shares of New Preferred Stock are issued and are convertible at $8.80 per share and that no currently outstanding warrants or options have been exercised) as of the closing date approximately 35% of the voting power of the Company's outstanding voting securities (which percentage would increase to approximately 40% by the end of the two-year pay-in-kind dividend period), the Transactions did not result in a change of control of the Company. In this determination, the Board considered the provisions contained in the Preferred Stock Purchase Agreement requiring that the New Preferred Stock Investors agree to various standstill and stock transfer restrictions that extend, subject to certain exceptions described under "Description of the Definitive Agreements -- Preferred Stock Purchase
     Agreement -- Confidentiality and Standstill Restrictions," for a five-year period and generally prohibit the New Preferred Stock Investors from acquiring additional voting securities of the Company, disposing of any of the Company's voting securities to any person that would be the beneficial owner of more than 7.5% of the Company's outstanding voting securities or taking certain actions to seek control of the Company, as well as the fact that the largest holder of New Preferred Stock would own less than 20% of the voting power of the Company's outstanding voting securities.


          9. The Board considered the influence that designees of the New Preferred Stock Investors will have in the Company's affairs given their two Board seats and ownership of in the aggregate approximately 35% of the voting power of the Company's outstanding voting securities. But the Board considered the extent of independence that the Company will retain following the consummation of the Transactions given the fact that the New Preferred Stock Investors will be entitled to designate only two of the seven directors on the Company's Board of Directors and that a majority of the directors will be independent directors.

          10. The Board considered the fact that all of the Company's existing stockholders (other than SOCO) would retain their entire equity interest in the Company, that the anticipated trading volume of the Company's Common Stock would increase significantly as a result of the Secondary Offering and that all of the Company's existing stockholders (other than SOCO) would be able to fully participate in any future improvement in the Company's operating performance that might occur following the consummation of the Transactions.

          11. The Board considered the benefits to the Company that would be derived from having representatives of First Reserve Corporation and Chase Capital Partners, affiliates of the two largest holders of the New Preferred Stock, join the Board and assist the Board in planning the Company's strategic course.

          12. The Board considered the impact on the Company of terminating its existing business opportunity agreement and corporate services agreement with SOCO, effective as of the closing of the Transactions, and the need to enter into the Transition Agreement with SOCO for the one-year period following the closing. The Board further considered the impact of having Messrs. Snyder and Johnson, SOCO's representatives, resign from the Board at the closing of the Transactions.

          13. The Board considered the implications of having additional preferred stockholders in the Company owning (based on the assumptions set forth above in paragraph number 8) initially approximately 35% in the aggregate (and up to approximately 40% in the aggregate) of the voting power of the Company's outstanding voting securities and the conflicts of interest that might arise and the potential discouraging effect on other transactions that might result from such shareholding.

          14. The Board considered the purchase price of $25.00 per share for each share of New Preferred Stock and the formula for determining the conversion price for the New Preferred Stock (including the fact that such conversion price could not exceed $8.80 per share), as well as the anticipated price range for the sale of Patina Shares in the Secondary Offering, and the relationship of such prices to the current and historical market prices of the Company's Common Stock. The Board noted in its considerations that the conversion price in respect of the New Preferred Stock (including the maximum price) had been negotiated and set at the time that the Company's Common Stock was trading on the NYSE around $8.00 per share.


          15. The Board considered the fact that the New Preferred Stock Issuance was conditioned upon A.G. Edwards' confirmation that the consideration to be paid to the Company for the New Preferred Stock is comparable to other privately placed convertible preferred equity securities and as a result is fair, from a financial point of view, to the Non-Affiliated Stockholders as of the date of such issuance (and the fact that such condition could be waived by the Company without the Company resoliciting the approval of such issuance by the Company's stockholders). In addition, the Board considered that the consummation of the Patina Share Repurchase was conditioned upon the Company's receipt of sufficient funds to finance such repurchase through the New Preferred Stock Issuance or available bank borrowings. The Board also considered the fact that if, under certain circumstances described herein, SOCO determined not to proceed with the Transactions, the Company would be entitled to receive certain expense reimbursement payments from SOCO.


     The foregoing discussion of the information and factors considered and given weight by the Company's Board of Directors is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the Transactions, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determinations. At the meeting of the Company's Independent Committee on July 30, 1997, the Independent Committee determined to recommend that the Board approve the Transactions and, in reaching this determination, the Independent Committee considered a number of factors, including the factors outlined above (other than the factors related to the Independent Committee's recommendation).

APPROVAL OF THE TRANSACTIONS

     The Board of Directors of the Company established an Independent Committee consisting of independent directors not affiliated with either the Company or SOCO and such committee has recommended to the Board of Directors that the Board approve the Transactions as being fair, from a financial point of view, to the Company and its stockholders. In reaching its conclusion as to the fairness of the Transactions, the Independent Committee considered the oral advice, confirmed later in writing, of its financial advisor, A.G. Edwards, which is subject to certain assumptions and conditions, concerning the fairness from a financial point of view, as of July 30, 1997, to the Non-Affiliated Stockholders of the Patina Share Repurchase and the consideration to be paid to the Company for the New Preferred Stock. Assuming that relevant conditions and circumstances do not change materially, A.G. Edwards' advice will be confirmed in an opinion to be delivered to the Independent Committee as of the date of the consummation of the initial sale of New Preferred Stock and is conditioned upon the occurrence of all the Transactions and the expiration, unexercised, of the SOCO Options. A.G. Edwards is one of the Underwriters of the Secondary Offering. See "-- Secondary Offering" below.

     THE COMPANY'S BOARD OF DIRECTORS, AFTER CAREFUL CONSIDERATION, HAS UNANIMOUSLY DETERMINED THAT THE TRANSACTIONS ARE FAIR TO AND IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS HAS APPROVED THE TRANSACTIONS AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE TRANSACTIONS. In reaching its determination, the Board of Directors considered, among other things, the recommendation of the Independent Committee that the Board approve the Transactions and the consideration by the Independent Committee of A.G. Edwards' fairness opinion. See "-- Reasons for the Transactions."

OPINION OF FINANCIAL ADVISOR TO THE INDEPENDENT COMMITTEE

     The Independent Committee retained A.G. Edwards to act as its financial advisor and to render an opinion (i) regarding the fairness, from a financial point of view, to the Non-Affiliated Stockholders of the Patina Share Repurchase and (ii) that, taking into account the terms and conditions of the New Preferred Stock, the consideration to be paid to the Company for the New Preferred Stock is comparable to other privately placed convertible preferred equity securities and as a result is fair, from a financial point of view, to the Non-Affiliated Stockholders.


     On July 30, 1997, A.G. Edwards rendered to the Independent Committee its oral opinion (which was later confirmed in writing) that, as of such date and based upon and subject to certain matters, (i) the Patina Share Repurchase is fair, from a financial point of view, to the Non-Affiliated Stockholders; and
(ii) the consideration to be paid to the Company for the New Preferred Stock, taking into account the terms and conditions of the New Preferred Stock, is comparable to other privately placed convertible preferred equity securities and, as a result, is fair from a financial point of view, to the Non-Affiliated Stockholders. Assuming that relevant conditions and circumstances do not change materially from the date of its July 30 opinion, A.G. Edwards will confirm the advice contained in such opinion in a final opinion to be delivered to the Independent Committee as of the date of the consummation of the initial sale of New Preferred Stock. If A.G. Edwards does not, at the time of the consummation of the initial sale of New Preferred Stock, confirm its advice regarding the fairness to the Non-Affiliated Stockholders from a financial point of view, of the consideration to be paid to the Company for the New Preferred Stock, the Company shall have the right to decline to sell any shares of New Preferred Stock in connection with the consummation of the Transactions. See "Description of the Definitive Agreements -- Preferred Stock Purchase Agreement -- Conditions to Closing." A.G. Edwards was not requested to and will not express any opinion on the Secondary Offering or the Management Stock Issuances or the determination by the Company and the Board to consummate (including their determination of the manner of consummation) any of the Transactions, including without limitation the issuance and sale of the New Preferred Stock. A.G. Edwards' opinion assumes, and the final opinion will be conditioned upon, the consummation of all of the Transactions and will be further conditioned on the expiration, unexercised, of the SOCO Options granted by SOCO to the New Preferred Stock Investors and Mr. Edelman.

     A.G. Edwards is a nationally recognized securities and investment banking firm engaged in, among other things, the valuation of businesses and their securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, competitive biddings, private placements and valuations for estate, corporate and other purposes. A.G. Edwards was selected as financial advisor based upon such expertise, its reputation in investment banking and mergers and acquisitions, and its historical relationship with the Company and certain of the Company's stockholders. As part of the Gerrity Acquisition, A.G. Edwards was engaged by the Company to deliver a written opinion regarding the fairness to Gerrity from a financial point of view, of its entering into a certain Subordinate Loan Agreement, dated as of May 2, 1996 by and among Gerrity, as borrower, and SOCO Wattenberg Corporation ("SWAT") and the Company, as lenders, as amended by an amendment dated May 2, 1996, and A.G. Edwards received a fee for that opinion. A.G. Edwards was also engaged to deliver a written opinion regarding the fairness, from a financial point of view, to the holders of Gerrity's Preferred Stock of a transaction pursuant to which holders of Depository Shares, representing an interest in one-eighth of a share of the $12.00 Convertible Preferred Stock of Gerrity, would receive in exchange for each Depository Share 0.527 shares of the Company's Old Preferred Stock and A.G. Edwards received a fee for such opinion. A.G. Edwards is also engaged to be a co-managing underwriter for the Secondary Offering, for which it will receive customary fees, and currently intends on issuing a research report on the Company subsequent to the Secondary Offering.

     In arriving at its opinion dated as of July 30, 1997, A.G. Edwards considered (among other things): (i) the draft Stock Purchase Agreement, the draft Stock Repurchase Agreement and the draft S-3 Registration Statement; (ii) available information concerning the Company which it deemed relevant, including the Company's audited financial statements for each of the years in the three-year period ended December 31, 1996, and the Company's unaudited financial statements for the six-month periods ended June 30, 1997 and 1996; (iii) the unaudited capitalization of the Company at June 30, 1997 as adjusted to give effect to the Transactions, as prepared by the Company's management; (iv) a financial forecast prepared by the Company's management for the six months ended December 31, 1997 and the fiscal years 1997 to 2001 (which forecasts were prepared assuming (x) the Company's future oil and gas production remains consistent with the Company's reserve report as of December 31, 1996, (y) wellhead oil and gas prices are based upon futures contracts quoted in July 1997 and (z) the Company's other revenues and expenses remain consistent with past public disclosures thereof by the Company); (v) certain other internal operating and financial information of the Company supplied to A.G Edwards, at its request, by the Company, concerning the business and operations of the Company for the purposes of its analysis; (vi) certain market data of the Company's Common Stock and Old Preferred Stock; (vii) certain publicly available information concerning certain other companies that it believed to be generally comparable to the Company, and the trading of, and trading markets for, certain of such companies' securities; (viii) information relating to the financial terms of certain transactions, including selected share repurchases from control shareholders, selected self-tender transactions and selected private placements of publicly traded common stock that it considered relevant; (ix) information relating to the financial terms of certain other publicly traded and privately placed convertible preferred stock issues and straight preferred stock issues that it considered relevant; (x) analysis of, to the extent available, certain studies prepared by a variety of third parties regarding premiums paid in transactions involving restricted stock; and (xi) other information that it considered relevant to its analysis. In addition, A.G. Edwards met with members of management of the Company to discuss certain of the foregoing items and other matters it believed relevant to its inquiry.

     In rendering its opinion dated as of July 30, 1997, A.G. Edwards has relied upon and assumed, without independent verification, the accuracy, completeness and fair presentation of all financial and other information, publicly available or furnished to, or otherwise discussed with or reviewed by A.G. Edwards for purposes of such opinion, and such opinion is conditioned upon such information being complete and accurate in all material respects. With respect to financial forecasts and other information provided to or otherwise discussed with A.G. Edwards, it assumed, and it has been advised by the senior management of the Company, that such forecasts and other information were reasonably prepared on a basis that reflects the best currently available estimates and business judgments of the senior management of the Company. A.G. Edwards did not prepare or utilize different financial forecasts other than the financial forecasts delivered to it by the Company. The Independent Committee has not specifically engaged A.G. Edwards to, and therefore A.G. Edwards has not, verified the accuracy or completeness of any such information nor has A.G. Edwards made any evaluation or appraisal of any assets or liabilities of the Company. A.G. Edwards' July 30 opinion does not address the relative merits of the New Preferred Stock or the Patina Share Repurchase as compared to any other transaction in which the Company might engage and such opinion was necessarily based upon financial information as of July 25, 1997 and other conditions and circumstances existing and disclosed to it as of July 30, 1997.

     The full text of the opinion of A.G. Edwards dated July 30, 1997 setting forth the assumptions made, matters considered and limitations on reviews undertaken, is attached hereto as Annex F to this Proxy Statement and is incorporated herein by reference. THE COMPANY'S STOCKHOLDERS ARE URGED TO READ THE JULY 30 OPINION, TOGETHER WITH THE ASSUMPTIONS AND CONSIDERATIONS SET FORTH THEREIN, IN ITS ENTIRETY. A.G. Edwards' July 30 opinion as expressed herein, in any event, is limited to: (i) the fairness, from a financial point of view, of the Patina Share Repurchase to the Non-Affiliated Stockholders and (ii) that, taking into account the terms and conditions of the New Preferred Stock, the consideration to be paid to the Company for the New Preferred Stock is comparable to other privately placed convertible preferred equity securities and, as a result, is fair, from a financial point of view, to the Non-Affiliated Stockholders, and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote at the Meeting. The summary of the July 30 opinion of A.G. Edwards set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion.

     The following is a summary of the analyses used by A.G. Edwards in rendering its July 30 opinion.

     Comparable Company Analysis. Using publicly available information, A.G. Edwards reviewed and compared the Company with financial and operating information of 14 publicly traded oil and gas companies (the "Comparable Companies"). A.G. Edwards considered domestic companies primarily producing in the Rocky Mountain region, companies primarily operating in mature basins with blanket formations or companies that have grown primarily through an aggressive domestic acquisition strategy. Comparable Companies considered were Barrett Resources Corp.; Cabot Oil & Gas Corp.; Costilla Energy, Inc.; Devon Energy Corp.; HS Resources, Inc.; Key Production Company, Inc; Lomak Petroleum, Inc.; Mallon Resources Corp.; National Energy Group, Inc.; Plains Resources Inc.; Prima Energy Corp.; Titan Exploration, Inc.; Tom Brown, Inc.; and Vintage Petroleum, Inc.

     A.G. Edwards considered, among other things: (i) the Comparable Companies' market capitalization (common equity value, plus the book value of debt, minority interest and the market value or liquidation preference of preferred stock less cash and marketable securities) to the latest twelve months ("LTM") earnings before interest expense, income taxes, depreciation, depletion and amortization, exploration expense and any non-recurring revenue and expenses ("EBITDAX") and 1997 and 1998 estimated EBITDAX based on currently available research reports as of July 25, 1997; (ii) the Comparable Companies' market equity value to LTM cash flow from operations before changes in working capital ("CFFO") and 1997 and 1998 estimated CFFO based on FirstCall Research estimates or currently available research reports as of July 25, 1997; (iii) the Comparable Companies' market capitalization to 1996 million cubic feet of gas equivalent, and (iv) the similarity of such companies to the Company. Applying the results of this analysis to the relevant Company financial results and the Company's management projections yielded an implied range of common equity per share values of $5.97 to $11.75.

     No company used in A.G. Edwards' analysis is identical to the Company. A.G. Edwards' analysis involves complex considerations and judgments concerning differences in the potential financial and operating characteristics of the Comparable Companies and other factors regarding the trading values of the Comparable Companies.

     Stock Repurchases from Controlling Stockholders. A.G. Edwards reviewed the premiums paid in selected transactions in which companies acquired 20% or more of their outstanding shares from a controlling shareholder since September 1994 (the "Selected Transactions"). The Selected Transactions consist of the following transactions (the company that repurchased shares is listed first; the controlling shareholder from whom shares were acquired is listed second): ShopKo Stores, Inc./Supervalu Inc.; REFAC Technology Development Corp./Eugene M. Lang; NutraMax Products, Inc./MEDIQ, Inc., Executive Risk Inc./Aetna

Casualty and Surety Co.; AEP Industries Inc./J. Brendan Barba; Gryphon Holdings Inc./Willis Corroon Group plc; HPSC, Inc./Healthco International, Inc.; and Empire of Carolina, Inc./Maurice A. Halperin and Barry S. Halperin. Analysis of these transactions indicated a range of purchase price premiums (discounts) of approximately -5% to 10%. Applying the results of this analysis to the Company's common equity price of $8.625 per share (as of July 25, 1997) yielded an implied range of common equity per share values of $8.19 to $9.49.


     Discounted Cash Flow Analysis. In order to establish a range of intrinsic values for the Company's common equity, A.G. Edwards analyzed the range of potential values of the equity based on the results of its discounted cash flow analysis. A.G. Edwards performed the discounted cash flow analysis using the financial projections prepared by the Company's management, and based upon reasonable terminal value growth rate assumptions, to estimate the value of future cash flows set forth in such projections (which projections were prepared by the Company assuming consummation of the Transactions on October 1, 1997 and assuming acquisitions by the Company over the next three years totaling $25 million per year). A.G. Edwards utilized the operating cash flows for the six months ending December 31, 1997 and the fiscal years ending December 31, 1998 through 2001, as projected by the Company's management and a range of discount rates and terminal value growth rate assumptions.


     In calculating the range of values for the Company's common equity, A.G. Edwards used several assumptions in its discounted cash flow analysis, including: (i) a discount rate range of 11.0% to 13.0% based upon the weighted average cost of capital of comparable companies adjusted for specific risks related to the Company, and (ii) terminal growth rate range of 3.0% to 4.0%. Based on this analysis, A.G. Edwards determined the present value of the Company's common equity per share to be between $3.74 to $13.45.

     Other Types of Minority Block Sales; Premiums and Discounts Paid. A.G. Edwards reviewed various factors including: (i) the premiums paid in self-tender transactions analyzed by percent of shares sought through the tender offer; (ii) the discounts paid in private placements of publicly traded common stock; and
(iii) the gross spread underwriting discounts in secondary common stock offerings. These studies indicated a range of purchase premiums (discounts) over the prevailing markets price of approximately -40% to 40%. Applying the overall results of these analyses to the Company's common equity price of $8.625 per share (as of July 25, 1997) yielded an implied range of common equity per share values of $5.18 to $12.08.


     Convertible Preferred Pricing Analysis. In order to establish a range of intrinsic values for the Company's New Preferred Stock, A.G. Edwards analyzed the range of potential values as the sum of two components: (i) a straight preferred stock; and (ii) a warrant for the underlying common shares. The calculations were performed based largely upon analyses of publicly traded securities, reduced by discounts normally observed in privately placed equity security transactions.


     A.G. Edwards analyzed the straight preferred component utilizing the dividend rate of the New Preferred Stock of 8.50% and a discount rate comprised of a 3.0% to 4.0% spread over the appropriate treasury security.

     In calculating the range of values for the option component, A.G. Edwards used several assumptions, along with the Black-Scholes option pricing model, including: (i) a current Company common stock price of $8.625 per share (as of July 25, 1997); (ii) a conversion price of $8.80, (iii) a time period of three years; (iv) a volatility range of 35.0% to 70.0% based on the implied volatilities of selected convertible preferred securities of selected energy companies, the implied volatilities of certain comparably rated convertible preferred securities and the historical volatilities of companies believed to be comparable to the Company; and (v) a risk free rate of 5.94%. Based on this analysis, A.G. Edwards determined the per share value of the New Preferred Stock as a publicly traded security to be between $27.11 and $33.25. A.G. Edwards compared this implied value to the $25 per share issue price to arrive at an implied discount on the New Preferred Stock as a privately placed security of 8% to 33%. A.G. Edwards considered the appropriateness of this implied discount in context with certain terms of the New Preferred Stock including: (i) the cap on the conversion price of $8.80 (which upon subsequent request of the Independent Committee, A.G. Edwards estimated the value separately at between $1.0 and $2.0 per preferred share); (ii) the absence of registration rights for two years;
(iii) dividends payable-in-kind for two years; (iv) a two year prohibition on the investors' ability to sell any of the Company's securities short; (v) the New Preferred Stock is not transferable for the first year and transferability is limited in the second year; and (vi) a five year standstill restricting the acquisition of additional equity interests in the Company, limiting dispositions to large holders and prohibiting various actions seeking to effect a change of control of the Company, and after considering A.G. Edwards' review of certain studies of discounts of restricted stocks to the prices of freely traded securities, including the following (median or mean discounts are in parentheses): (i) private placements of 59 publicly traded common stock issues (to the extent that such information was publicly available from January 1, 1994 to July 25, 1997) (16%); (ii) "Institutional Purchases of Restricted Securities"/Securities and Exchange Commission (26%); (iii) "Discounts for Lack of Marketability for Closely Held Business Interests"/Michael J. Maher (35%); (iv) "Revenue Ruling 77-287 Revised"/Standard Research Consultants (45%); (v) Unpublished Report/Willamette Management Associates, Inc. (31%); and (vi) "Discounts on Restricted Stock: The Impact of Illiquidity on Stock Prices"/William L Silber (34%). Based upon these analyses and market conditions as of July 30, 1997, A.G. Edwards concluded in its July 30 opinion that, when taken as a whole, the implied discounts were appropriate given the terms of the New Preferred Stock and discounts normally received in restructured equity securities transactions and therefore the consideration to be paid to the Company for the New Preferred Stock is comparable to other privately placed convertible preferred securities and, as a result, is fair from a financial point of view, to the Non-Affiliated Stockholders. These results were confirmed after A.G. Edwards reviewed, for reasonableness, the terms of the New Preferred Stock against information available to A.G. Edwards on other selected privately placed convertible preferred securities.


     The summary of the A.G. Edwards report set forth above does not purport to be a complete description of the main elements of A.G. Edwards' presentation to the Independent Committee on July 30, 1997. It does not purport to be a complete description of the analyses performed, or the matters considered, by A.G. Edwards in rendering its July 30 opinion. A.G. Edwards believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of such analyses, without considering all analyses, or of the above summary, without considering all factors and analyses, would create an incomplete view of the processes underlying the analyses set forth in the A.G. Edwards report and its July 30 fairness opinion. The fact that any specific analyses have been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analyses.

     The preparation of a fairness opinion is not necessarily susceptible to partial analyses or summary. In rendering its July 30 fairness opinion, A.G. Edwards applied its judgment to a variety of complex analyses and assumptions. A.G. Edwards may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions. The assumptions made, and the judgments applied, by A.G. Edwards in rendering its July 30 opinion are not readily susceptible to description beyond that set forth in the written text of such opinion itself.


     In performing its analyses, A.G. Edwards made numerous assumptions with respect to industry performance and general business and economic conditions, which are beyond the control of the Company. The analyses performed by A.G Edwards are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as part of A.G. Edwards' analysis of (i) the fairness, from a financial point of view, of the Patina Share Repurchase to the Non-Affiliated Stockholders and (ii) the fairness, from a financial point of view, of the consideration to be paid to the Company for the New Preferred Stock, taking into account the terms and conditions of the New Preferred Stock, to the Non-Affiliated Stockholders, and were provided to the Independent Committee in connection with the delivery of A.G. Edwards' July 30 fairness opinion. In addition, as described above, A.G. Edwards' July 30 opinion and presentation to the Independent Committee was one of many factors taken into consideration by the Independent Committee in making its determination to recommend that the Company's Board of Directors approve the Transactions.



     The terms of engagement of A.G. Edwards by the Independent Committee are set forth in a letter agreement between A.G. Edwards and the Independent Committee (the "Engagement Letter"). Pursuant to the terms of the Engagement Letter, as compensation for rendering its financial advisory services and its opinions to the Independent Committee, the Company agreed to pay A.G. Edwards a fee of $250,000, payable at the time of the rendering of the final opinion as of the consummation of the initial sale of New Preferred Stock. In addition, the Company agreed to reimburse A.G. Edwards for the reasonable fees and expenses of

A.G. Edwards' counsel and for A.G. Edwards' travel and out-of-pocket expenses incurred in connection with its engagement. The Company also agreed to indemnify A.G. Edwards against certain liabilities in connection with the engagement of A.G. Edwards.

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS


     Certain directors and officers of the Company and SOCO and certain of their respective affiliates have interests described herein that present them with conflicts of interest as a result of the Transactions. The Company's Board of Directors and the Independent Committee were aware of such conflicts and considered them in connection with the approval of the Transactions.



     SOCO's Participation in the Transactions. SOCO will be selling a portion of its Patina Shares in the Secondary Offering and, in the Patina Share Repurchase, the Company will repurchase all remaining Patina Shares that are not sold in the Secondary Offering, in each case as described below under "-- Secondary Offering" and "-- Patina Share Repurchase." As a result of the Transactions, SOCO will sell all 14,000,000 Patina Shares that it currently owns. Each of SOCO and the Company will bear its own expenses incurred in the Transactions (which, in the case of the Company, are estimated to equal approximately $1.3 million), except under certain limited circumstances as described under "Description of the Definitive Agreements -- Share Repurchase Agreement -- Expense Payments" in which SOCO has agreed to reimburse the Company for expenses up to certain limited amounts. Pursuant to the Registration Rights Agreement between SOCO and the Company dated May 2, 1996, the Company has agreed to bear the expenses relating to the Secondary Offering, except for SOCO's legal expenses and underwriting commissions, which will be paid by SOCO.



     Management Stock Issuances. As described below under "-- Management Stock Issuances," the Company has agreed to sell shares of Common Stock to the Management Investors. In addition, the Company will award the Management Investors, subject to certain vesting requirements, shares of restricted Common Stock. See "Description of the Definitive Agreements -- Management Stock Purchase Agreement and Restricted Stock Awards" for a description of the material terms contained in the agreements related to the Management Stock Issuances.


     Employment Arrangements with Mr. Edelman. The Company and Mr. Edelman, the Chief Executive Officer of the Company, have entered into a three-year employment agreement which will become effective concurrently with the closing of the Secondary Offering and the Management Stock Issuances. See
"Management -- Edelman Employment Agreement and Related Matters."

     Certain Changes in the Company's Board of Directors. As a condition of the consummation of the New Preferred Stock Issuance, the members of the Company's Board of Directors affiliated with SOCO, Mr. John C. Snyder and Mr. William J. Johnson, will resign from the Board and will be replaced by persons designated by First Reserve Fund VII, Limited Partnership and Chase Venture Capital Associates, L.P., the two largest holders of shares of the New Preferred Stock. First Reserve Fund VII, Limited Partnership has designated Mr. William E. Macaulay and Chase Venture Capital Associates, L.P. has designated Mr. Arnold L. Chavkin. See "Management -- Directors and Executive Officers."

     Grant of Options by SOCO. In connection with their commitment to purchase the New Preferred Stock, SOCO has granted the New Preferred Stock Investors the Investors' Options. SOCO has also granted Mr. Edelman the Edelman Options. In general, the SOCO Options will only be exercisable in certain circumstances following the termination of the Secondary Offering and the Share Repurchase Agreement. For additional details in respect of the SOCO Options, see "Description of Definitive Agreements -- SOCO Option Agreements."

     Termination of Certain Arrangements with SOCO; Transition Agreement. At the time Patina Shares are sold in the Secondary Offering, the Company will terminate certain arrangements it has with SOCO relating to the treatment of certain business opportunities and the provision of certain corporate services to the Company by SOCO. In lieu thereof, the Company and SOCO will enter into the Transition Agreement with SOCO whereby SOCO will agree to provide the Company with certain computer and administrative services for a period of up to one year.

     Registration Rights. As described under "Description of the Definitive Agreements -- Preferred Stock Purchase Agreement -- Registration Rights" and "-- Management Stock Purchase Agreement and Restricted Stock Awards," the Company has agreed to grant certain registration rights to the New Preferred Stock Investors pursuant to the Preferred Stock Purchase Agreement and to the Management Investors pursuant to the Management Stock Purchase Agreement.


SECONDARY OFFERING

     General. The Company has filed a Registration Statement on Form S-3 with the Commission, which has not yet become effective, pursuant to which the Company will register for sale 7,500,000 Patina Shares in the Secondary Offering (8,625,000 Patina Shares if the underwriters' overallotment option is fully exercised, or such greater or lesser number as the underwriters, the Company and SOCO may agree to include in the Secondary Offering). The net proceeds from the Secondary Offering will be paid fully to SOCO. Accordingly, the Company will not receive any proceeds from the Secondary Offering. The Secondary Offering will be underwritten by a syndicate consisting of Smith Barney Inc., Morgan Stanley Dean Witter, A.G. Edwards & Sons, Inc., Jefferies & Company, Inc. and PaineWebber Incorporated, pursuant to an underwriting agreement (the "Underwriting Agreement") to be entered into among the Company, SOCO and the Underwriters. The Patina Shares to be sold in the Secondary Offering may not be sold nor may offers to buy such shares be accepted prior to the time the Registration Statement becomes effective. The Company expects that the Registration Statement will become effective contemporaneously with or prior to the initial sale of New Preferred Stock.

     The consummation of the Secondary Offering will be conditioned upon the consummation of the New Preferred Stock Issuance (except in certain limited circumstances described herein under "Description of the Definitive
Agreements -- Preferred Stock Purchase Agreement -- Conditions to Closing") and the Patina Share Repurchase. In addition, SOCO's obligation to consummate the Secondary Offering is contingent upon, among other things, the Net Offering Price for the Patina Shares being sold therein not being less than $7.0875 per share (or, based on a 5.5% gross commission for the Underwriters, a Public Offering Price of $7.50 per share).

     Terms of the Underwriting for the Secondary Offering. The Underwriting Agreement will provide that the obligations of the several Underwriters to pay for and accept delivery of the Patina Shares offered in the Secondary Offering will be subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters will be obligated to take and pay for all Patina Shares offered thereby (other than those covered by the overallotment option) if any such shares are taken. The Underwriters will sell the Patina Shares directly to the public at the Public Offering Price (although part of the Patina Shares may be sold to certain dealers at a price which represents a concession to the Public Offering Price). The Public Offering Price, the actual gross commission for the Underwriters (which the Company currently believes will be a 5.5% gross commission) and any concessions in respect thereof will not be determined until the Company and the Underwriters agree to the final pricing in respect of the Secondary Offering. The determination of the Public Offering Price will in turn determine (i) the Net Offering Price (which will reflect the gross commission to be paid to the Underwriters), (ii) the price to be paid by the Company for Patina Shares purchased in the Patina Share Repurchase (which will equal the Net Offering Price), (iii) the price to be paid by the Management Investors for shares acquired under the Management Stock Purchase Agreement (which will equal the Public Offering Price) and (iv) the conversion price for the New Preferred Stock (which will equal the lesser of (A) 10% over the Public Offering Price and (B) $8.80).

     SOCO will grant to the Underwriters an overallotment option to purchase up to an additional 1,125,000 Patina Shares on the same terms per share. The Underwriters will be entitled to exercise such option on or before the thirtieth day from the date of the public offering of the Patina Shares in the Secondary Offering and only to cover over allotments made of the shares in connection with such offering. Under the terms of the Share Repurchase Agreement, if the Underwriters exercise their overallotment option (in part or in full), the Company's obligation to repurchase any remaining Patina Shares will be automatically adjusted to reflect the additional Patina Shares sold in the Secondary Offering.

     A.G. Edwards, one of the Underwriters, has been engaged by the Independent Committee as its financial advisor. See "-- Opinion of the Financial Advisor to the Independent Committee." The Company and SOCO will agree to indemnify the several Underwriters against certain liabilities, including liabilities under the Securities Act.

PATINA SHARE REPURCHASE

     Pursuant to a Share Repurchase Agreement, dated as of July 31, 1997, the Company has agreed with SOCO to purchase the balance of the Patina Shares (6,500,000 shares, assuming no exercise of the Underwriters' overallotment option and the sale of 7,500,000 shares in the Secondary Offering; 5,375,000 shares, assuming exercise of such option in full; or such greater or lesser number of shares, if the underwriters, the Company and SOCO agree to include fewer or additional Patina Shares in the Secondary Offering), at a price per share equal to the Net Offering Price. The Company will repurchase such Patina Shares concurrently with the sale of the New Preferred Stock and the sale of Patina Shares in the Secondary Offering and the concurrent repurchase of such Patina Shares will be a condition to the sale of Patina Shares in the Secondary Offering. For a description of the material terms of the Share Repurchase Agreement, see "Description of the Definitive Agreements -- Share Repurchase Agreement."

NEW PREFERRED STOCK ISSUANCE

     Pursuant to the Preferred Stock Purchase Agreement, dated as of July 31, 1997, the Company has agreed to sell an aggregate of between 1,600,000 and 2,520,000 shares of New Preferred Stock to the New Preferred Stock Investors at a purchase price of $25.00 per share, for an aggregate purchase price of between $40.0 million and $63.0 million, respectively. The exact number of shares of New Preferred Stock to be sold to the New Preferred Stock Investors will be determined by the Company in its discretion at or shortly before the time of sale. To the extent that the Company elects to sell more than 1,600,000 (but less than 2,520,000) shares of New Preferred Stock concurrently with the sale of Patina Shares in the Secondary Offering, it shall retain the right to sell, in a subsequent sale, up to the balance of such shares to the New Preferred Stock Investors at any time prior to December 31, 1997 for a purchase price of $25.00 per share (subject to the satisfaction of certain conditions). For a description of the material terms of the New Preferred Stock, including dividend rights and redemption, conversion and voting provisions, see "Description of the Definitive Agreements -- Preferred Stock Purchase Agreement."

MANAGEMENT STOCK ISSUANCES


     Concurrently with the sale of Patina Shares in the Secondary Offering, the Company will sell, pursuant to the Management Stock Purchase Agreement, shares of Common Stock having an aggregate value of $3 million to the Management Investors at a purchase price per share equal to the Public Offering Price, with Mr. Edelman committing to purchase an aggregate of $2.0 million of shares of Common Stock (or, assuming a Public Offering Price of $9.50 per share, 210,526 shares) and the other Management Investors committing to purchase an aggregate of $1.0 million of shares of Common Stock (or, assuming a Public Offering Price of $9.50 per share, 105,263 shares). In connection with these sales, the Company will loan to each Management Investor (other than Mr. Edelman) up to 85% of such purchase price pursuant to five-year 8.5% loans which will be secured by all of the shares of Common Stock purchased by, or awarded to, such Management Investor. In addition, concurrently with the sale of Patina Shares in the Secondary Offering, the Company also intends to award an aggregate of 500,000 shares of restricted Common Stock to the Management Investors, of which Mr. Edelman will receive 350,000 shares and the other remaining Management Investors receiving, in the aggregate, 150,000 shares. The ownership of such shares will vest over a five-year period at the rate of 20% per year.


     For a description of the material terms of the Management Stock Purchase Agreement and the restricted awards, see "Description of the Definitive Agreements -- Management Stock Purchase Agreement and Restricted Stock Awards."

TAX CONSEQUENCES OF TRANSACTIONS; ACCOUNTING TREATMENT


     The Transactions will not be taxable transactions to holders of Common Stock other than SOCO. Holders of Common Stock should note that, while the conversion price of the New Preferred Stock will be adjusted upon the occurrence of certain events, it will not always be subject to a "full adjustment" (as defined in applicable U.S. Treasury regulations) upon the distribution of a Common Stock dividend or rights to acquire such stock. As a result, the proportionate interests in the Company of holders of Common Stock will increase in these circumstances. Such increase will be treated as a distribution to holders of the Company's Common Stock for United States federal income tax purposes, taxable as ordinary income to the extent of the Company's current and accumulated earnings and profits. The preceding tax discussion is based upon advice received by the Company from its tax counsel, Simpson Thacher & Bartlett. The Company's stockholders should consult their own tax advisors concerning the tax consequences of the issuance of the New Preferred Stock in light of their particular situations.


     Upon the consummation of the Transactions, the Company will reflect in its financial statement a reduced number of weighted average shares outstanding as a result of the net impact on shares outstanding of the Patina Share Repurchase taken together with the New Preferred Stock Issuances. Except for such change in weighted average shares outstanding and the New Preferred Stock dividends, there will not be any significant changes to the Company's accounting treatment resulting from the consummation of the Transactions.

SOURCES AND USES OF FUNDS FOR THE TRANSACTIONS


     The following table sets forth the anticipated sources and uses of funds applicable to the Company in connection with the consummation of the Transactions (assuming a range of Public Offering Prices from $7.50 per share to $9.50 per share and assuming a gross underwriting commission of 5.5%). Although the Company's management believes the anticipated amounts set forth below are reasonable estimates based on the circumstances existing as of the date of this Proxy Statement, actual sources and uses may differ from those set forth below.



                                                                  ASSUMED PUBLIC OFFERING PRICE(a)
                                                                  --------------------------------
                                                                  $7.500       $8.500       $9.500
                                                                  ------       ------       ------
                                                                           (IN MILLIONS)
SOURCES OF FUNDS:
Sale of New Preferred Stock................................ (b)   $ 57.0       $ 57.0       $ 57.0
Sale of Common Stock to the Management Investors........... (c)      3.0          3.0          3.0
Bank borrowings/(cash available)........................... (d)    (11.8)        (5.6)         0.5
                                                                   -----        -----        -----
          Total............................................       $ 48.2       $ 54.4       $ 60.5
                                                                   =====        =====        =====
USES OF FUNDS:
Repurchase the balance of Patina Shares held by SOCO in the
  Patina Share Repurchase..................................       $ 46.0       $ 52.2       $ 58.3
Expenses payable by the Company............................          1.3          1.3          1.3
Loans to the Management Investors.......................... (c)      0.9          0.9          0.9
                                                                   -----        -----        -----
          Total............................................       $ 48.2       $ 54.4       $ 60.5
                                                                   =====        =====        =====


---------------

(a) Based on assumed Public Offering Prices of $7.500, $8.500 and $9.500 per share, the assumed Net Offering Prices would be $7.088, $8.033 and $8.978 per share, respectively.


(b) Assumes 2,280,000 shares of New Preferred Stock are sold to the New Preferred Stock Investors at a price per share of $25.00.


(c) The Management Investors will purchase $3.0 million of Common Stock at the Public Offering Price, of which up to $850,000 will be funded with loans from the Company. See "Description of the Transactions -- Management Stock Issuances."


(d) Assumes 7,500,000 Patina Shares are sold in the Secondary Offering and the Underwriters' overallotment option is not exercised. At Public Offering Prices of $7.50 and $8.50 per share, or if the Underwriters' overallotment option is fully exercised, the Company will not need to make any bank borrowings to finance the Patina Share Repurchase.

                    DESCRIPTION OF THE DEFINITIVE AGREEMENTS

     The following are summaries of the material provisions of the Share Repurchase Agreement, the Preferred Stock Purchase Agreement, the form of the Management Stock Purchase Agreement, the form of the Restricted Stock Award Agreement and the form of the SOCO Option Agreements, each of which appears as Annex A, B, C, D and E, respectively, to this Proxy Statement, and each of which is incorporated herein by reference. Such summaries are qualified in their entirety by reference to the respective agreement being summarized. In addition, although the Company's management believes the summaries set forth below reflect the anticipated final terms and provisions for the respective agreements (based on the circumstances existing as of the date of this Proxy Statement), the final share amounts to be issued and/or repurchased by the Company and other provisions contained in such agreements may differ from the amounts or provisions described below.

SHARE REPURCHASE AGREEMENT

  GENERAL

     Pursuant to a Share Repurchase Agreement, dated as of July 31, 1997, the Company has agreed with SOCO to purchase the balance of the Patina Shares (6,500,000 shares, assuming no exercise of the Underwriters' overallotment option and the sale of 7,500,000 shares in the Secondary Offering; 5,375,000 shares, assuming exercise of such option in full; or such greater or lesser number of shares, if the underwriters, the Company and SOCO agree to include fewer or additional Patina Shares in the Secondary Offering), at a price per share equal to the Net Offering Price. In the Share Repurchase Agreement, SOCO has exercised one of its demand registration rights granted to it pursuant to the existing registration rights agreement between the Company and SOCO in respect of the registration of the Patina Shares to be sold in the Secondary Offering.

  CONDITIONS TO REPURCHASE

     The Company anticipates that it will repurchase Patina Shares pursuant to the Share Repurchase Agreement concurrently with the sale of the New Preferred Stock and the sale of Patina Shares in the Secondary Offering and the concurrent repurchase of such Patina Shares will be a condition to the sale of Patina Shares in the Secondary Offering.

     SOCO's obligation to close under the Share Repurchase Agreement is conditioned upon, among other things, (i) the Public Offering Price in the Secondary Offering not being below $7.50 per share (or, based on a gross commission of 5.5% for the Underwriters, a Net Offering Price to SOCO of $7.0875 per share) and (ii) at least 5,000,000 Patina Shares being sold in the Secondary Offering. The Company's obligation to close under the Share Repurchase Agreement is conditioned upon, among other things, Messrs. Snyder and Johnson resigning from the Company's Board of Directors. The Share Repurchase Agreement also requires as a condition to closing that the Company's existing business opportunity agreement and corporate services agreement with SOCO be terminated and that the one-year Transition Agreement become effective at such closing.

  EXPENSE PAYMENTS

     The Company will be entitled to certain expense reimbursement payments from SOCO under the circumstances described below.

     If the Secondary Offering is not consummated for any reason and, within twelve months (or, in certain circumstances, six months) after the Secondary Offering is withdrawn or the Share Repurchase Agreement is terminated, SOCO sells control of the Company in a transaction that is neither approved by the Independent Committee nor includes at least a majority of the minority stockholders' shares (a "SOCO Sale Transaction"), then SOCO will pay to the Company a non-accountable expense reimbursement of $2,000,000. If the Secondary Offering is not consummated for any reason and, within twelve months (or, in certain circumstances, six months) after the Secondary Offering is withdrawn or the Share Repurchase Agreement is terminated, SOCO sells control of the Company in a transaction that is either approved by the Independent Committee or includes at least a majority of the minority stockholders' shares (a "Company Sale Transaction"), then SOCO will not make any expense payments to the Company. If the Secondary Offering is not consummated for any reason and, within twelve months (or, in certain circumstances, six months) after the Secondary Offering is withdrawn or the Share Repurchase Agreement is terminated, neither a SOCO Sale Transaction nor a Company Sale Transaction occurs, then SOCO will pay to the Company a non-accountable expense reimbursement of $500,000 (unless the Company shall have breached its representations or covenants under the Share Repurchase Agreement).

  ADDITIONAL AGREEMENTS

     The Company has agreed in the Share Repurchase Agreement not to issue any equity securities, including the New Preferred Stock (subject to certain limited exceptions), unless the consummation of the issuance thereof is conditioned upon the prior or simultaneous sale by SOCO of all shares of Common Stock.

     SOCO has agreed in the Share Repurchase Agreement that, for a period of 30 days following the date a preliminary prospectus relating to the Secondary Offering is broadly distributed, it will not take any action with respect to the acquisition or disposition of assets or securities of the Company by any third party.

     The Company will use the proceeds from the sale of the New Preferred Stock and the shares of Common Stock sold pursuant to the Management Stock Issuances, together with bank borrowings, if necessary, to pay for the Patina Shares being repurchased from SOCO.

PREFERRED STOCK PURCHASE AGREEMENT

  GENERAL

     Pursuant to the Preferred Stock Purchase Agreement, dated as of July 31, 1997, the Company has agreed to sell an aggregate of between 1,600,000 and 2,520,000 shares of New Preferred Stock to the New Preferred Stock Investors at a purchase price of $25.00 per share, for an aggregate purchase price of between $40.0 million and $63.0 million, respectively. The exact number of shares of New Preferred Stock to be sold to the New Preferred Stock Investors will be determined by the Company in its discretion at or shortly before the time of sale. To the extent that the Company elects to sell more than 1,600,000 (but less than 2,520,000) shares of New Preferred Stock concurrently with the sale of Patina Shares in the Secondary Offering, it shall retain the right to sell, in a subsequent sale, up to the balance of such shares to the New Preferred Stock Investors at any time prior to December 31, 1997 for a purchase price of $25.00 per share (subject to the satisfaction of certain conditions).

  TERMS OF NEW PREFERRED STOCK


     The New Preferred Stock will have a stated value of $25.00 per share and will carry an 8.5% annual dividend payable quarterly. The dividend will be payable in-kind (the "PIK Dividend") for two years from the issuance date (the "PIK Period") and payable in cash thereafter. The PIK Dividend will be payable based on the New Preferred Stock's stated value of $25.00 per share. The Company will have the right to redeem the New Preferred Stock at any time, in whole or in part, beginning three years after the issuance date at 106% of its stated value, plus accrued and unpaid dividends thereon to the redemption date. Thereafter, the redemption price will decline by two percentage points per annum until the redemption price reaches the stated value of the New Preferred Stock. The New Preferred Stock will have a liquidation preference equal to $25.00 per share plus accrued dividends. The New Preferred Stock ranks pari passu by its terms with the Company's outstanding 7.125% Convertible Preferred Stock (the "Old Preferred Stock").



     The New Preferred Stock will be convertible into Common Stock, based on the $25.00 per share liquidation preference, at the option of the holders thereof at any time at a conversion price equal to the lesser of (i) 10% over the Public Offering Price and (ii) $8.80. Assuming a conversion price of $8.80 per share (which, based on the September 11, 1997 closing sales price per share of $9.50 for the Company's common stock, would be the actual conversion price), one share of New Preferred Stock would be convertible into approximately 2.8409 shares of Common Stock (which is the result of $25.00 divided by $8.80). Holders of New Preferred Stock will be entitled to vote their shares of New Preferred Stock with the Common Stock, based upon the number of shares of Common Stock into which the shares of New Preferred Stock are convertible. In addition, the two holders of New Preferred Stock holding the largest number of shares of New Preferred Stock shall each be entitled to designate a member of the Company's Board of Directors.


  ADDITIONAL COMMITMENT PAYMENT


     As a part of the New Preferred Stock Issuance, the Company will issue to the New Preferred Stock Investors, on a pro rata basis, at the time of the initial sale of the shares of New Preferred Stock, an aggregate of 100,000 shares of Common Stock. If any shares of New Preferred Stock are issued, the New Preferred Stock Investors will be entitled to receive the full amount of these shares of Common Stock, regardless of how many shares of the New Preferred Stock are actually issued.


  REPRESENTATIONS AND WARRANTIES

     The Preferred Stock Purchase Agreement contains customary representations and warranties of the Company with respect to the Company and its subsidiaries relating to, among other things: (a) organization, standing and qualification to do business; (b) the authorization, execution, delivery, performance and enforceability of the Preferred Stock Purchase Agreement; (c) the Company's capital structure; (d) noncontravention with organizational documents, agreements, contracts and governmental regulations; (e) the absence of certain changes or events since the date of the most recent audited financial statements filed with the Commission, including material adverse changes with respect to the Company; (f) pending or threatened material litigation, certain labor matters and compliance with applicable laws; (g) documents filed by the Company with the Commission, the accuracy of information contained therein and the absence of undisclosed liabilities; (h) benefit plans, employment matters and other matters relating to the Employee Retirement Income Security Act of 1974, as amended; (i) compliance with applicable law; (j) absence of material change in the business; (k) the absence of defaults or violations under material contracts; (k) the filing of tax returns and the payment of taxes; (l) title to material assets purported to be owned by the Company; (m) necessary licenses and permits; (n) environmental matters; (o) brokers' fees and expenses; (p) compliance with securities laws; (q) Board of Director approval with respect to
Section 203 of the Delaware General Corporation Law; and (r) the accuracy of the information contained in the prospectus filed in connection with the Secondary Offering and this Proxy Statement.

     The Preferred Stock Purchase Agreement also contains customary representations and warranties of the New Preferred Stock Investors relating to, among other things, (a) organization, standing and similar corporate matters;
(b) the authorization, execution, delivery, performance and enforceability of the Preferred Stock Purchase Agreement and related matters; (c) brokers' fees and expenses; (d) non-contravention with organizational documents, agreements, contracts and governmental regulations; (e) the absence of litigation; and (f) investment intent.

  CONDUCT OF BUSINESS PENDING THE CLOSING

     Pursuant to the Preferred Stock Purchase Agreement, the Company has agreed that until the initial closing of the New Preferred Stock Issuance, the business of the Company will be conducted in the usual, regular and ordinary course of business consistent with past practice and the Company will use its reasonable best efforts to preserve substantially intact the business organization of the Company. In addition, until such initial closing, the Company has agreed, among other things, that neither it nor its subsidiaries will, subject to specified exceptions: (a) make any distributions in respect of any of its capital stock, split, combine or reclassify any of its capital stock or acquire any shares of capital stock of the Company or any of its subsidiaries; (b) amend its organizational documents; (c) increase the number of directors of the Board of Directors without express written consent of the New Preferred Stock Investors;
(d) make any significant acquisitions; (e) make any significant dispositions of any of its properties or assets; or (f) adopt a plan of complete or partial liquidation or dissolution.

  ADDITIONAL COVENANTS

     Access to Information. Subject to any applicable confidentiality restrictions, the Company has agreed to cause its subsidiaries, officers, employees, counsel, financial advisors and authorized representatives, to afford each of the New Preferred Stock Investors and its counsel, financial advisors, auditors and other authorized representatives reasonable access during normal business hours to all employees, offices and other facilities and to all books and records, and to furnish each of the New Preferred Stock Investors or its representatives with such financial, operating and other information with respect to the business and property of the Company and its subsidiaries as the New Preferred Stock Investors may reasonably request.

     Stockholders' Meeting. The Board has generally agreed, subject to its fiduciary duties to the Company's stockholders, to (i) use its best efforts to hold the Meeting for the purpose of taking action upon the New Preferred Stock Issuance in accordance with the terms of the Preferred Stock Purchase Agreement;
(ii) recommend that the stockholders vote in favor of such transactions; (iii) use its best efforts to cause this Proxy Statement to be mailed to the stockholders at the earliest practicable time; and (iv) cause this Proxy Statement to comply with the applicable Exchange Act regulations.

  CONDITIONS TO CLOSING

     The Company anticipates that shares of New Preferred Stock will be initially sold to the New Preferred Stock Investors concurrently with the sale of Patina Shares in the Secondary Offering; provided, however, that under certain circumstances a portion of the proceeds from the sale of New Preferred Stock will be paid up to seven business days following the sale of such Patina Shares.

     The obligations of the Company and the New Preferred Stock Investors to consummate the New Preferred Stock Issuance are subject to certain conditions, including (i) the absence of any injunction or other legal restraint or prohibition preventing the consummation of the New Preferred Stock Issuance or the other Transactions, (ii) the receipt of all regulatory and stockholder approvals necessary for the consummation of the New Preferred Stock Issuance and
(iii) the prior or simultaneous closing of the Secondary Offering and the Patina Share Repurchase. Due to certain filing exemptions available to companies engaged in oil and gas production, the consummation of the New Preferred Stock Issuance does not require filings to be made with the Federal Trade Commission or the Antitrust Division of the Department of Justice under the Hart-Scott-Rodino Act of 1976, as amended.

     The New Preferred Stock Investors' obligation to close under the Preferred Stock Purchase Agreement is conditioned upon, among other things, (i) the continued accuracy of the Company's representations and warranties and material compliance with its agreements, (ii) the appointment of the two board designees of the New Preferred Stock Investors, (iii) (A) in the case of the initial sale of New Preferred Stock, no less than 1,600,000 shares (for an aggregate purchase price of $40.0 million) shall be sold (the "Minimum Drawdown"), and (B) in the case of the second sale, if any, of New Preferred Stock, not more than an aggregate of 2,520,000 shares (including the shares sold in the initial sale) shall be sold (the "Maximum Drawdown"), and (iv) in the case of the second closing, if any, the average price of the Company's Common Stock over the ten-day period prior to the date the Company notifies the New Preferred Stock Investors that it is electing to sell such shares shall be at least 90% of the Public Offering Price.


     The Company's obligation to close under the Preferred Stock Purchase Agreement is conditioned upon, among other things, the continued accuracy of the New Preferred Stock Investors' representations and warranties and material compliance with their respective agreements. In addition, if the Independent Committee's financial advisor, A.G. Edwards, does not, at the time of the closing of the initial sale of New Preferred Stock, confirm its advice that taking into account the terms and conditions of the New Preferred Stock, the consideration to be paid to the Company for the New Preferred Stock is comparable to other privately placed convertible preferred equity securities and, as a result is fair, from a financial point of view, to the Non-Affiliated Stockholders, then the Company shall have the right to decline to sell any shares of New Preferred Stock in connection with the consummation of the Transactions. In such event, the Company may be obligated to issue an aggregate of 230,000 shares of Common Stock to the New Preferred Stock Investors as a termination fee, as described below under "-- Termination; Termination Fees." Based on the Septem-ber 11, 1997 closing sales price per share of $9.50, the Company is not certain whether A.G. Edwards would be able to reconfirm its July 30 fairness opinion. If, at the closing date of the initial sale of New Preferred Stock, A.G. Edwards is not able to reconfirm its fairness opinion, the Company may elect either not to consummate the New Preferred Stock Issuance as part of the Transactions (in which case the Company anticipates that it will fund the Patina Share Repurchase through available borrowings under the Company's credit facility) or to revise the terms of the New Preferred Stock Issuance prior to the consummation thereof. In such circumstances, the Company expects that any revisions to be made to the terms of the New Preferred Stock (such as a change in the applicable conversion price or dividend rate of such shares) would not require the Company, under applicable Delaware law or the rules of the NYSE, to resubmit the proposals comprising the Transactions to its stockholders for their approval. In connection with any possible revisions to the terms of the New Preferred Stock, the Company's Board of Directors (and the Independent Committee) would only approve such revisions after determining, in the exercise of its fiduciary duties and after consulting with its financial and other advisors, that such issuance remained in the best interests of the Company and its stockholders.


  TERMINATION; TERMINATION FEES

     In accordance with its terms and conditions, the Preferred Stock Purchase Agreement may be terminated at any time: (a) by the mutual written consent of the Company and the New Preferred Stock Investors; (b) by either the Company or the New Preferred Stock Investors, if the initial issuance of New Preferred Stock has not occurred or is not capable of occurring through no fault of the party seeking to terminate on or before December 31, 1997; or (c) by the Company, if the Company fails to obtain a "bring-down" opinion from its financial advisor, dated as of the date of the initial issuance of New Preferred Stock, that the consideration received by the Company for the New Preferred Stock Issuance is fair from a financial point of view to the Company as of such date.


     If the Company exercises its right to terminate the Preferred Stock Purchase Agreement pursuant to the provision described in clause (c) of the preceding paragraph and the New Preferred Stock Investors are not, as a result thereof, entitled to exercise their SOCO Options (as described below under "-- SOCO Option Agreements"), the Company shall promptly issue to the New Preferred Stock Investors, on a pro rata basis, an aggregate of 230,000 shares of Common Stock. If the Company exercises this right, the New Preferred Stock Investors shall not have any obligation to purchase any shares of New Preferred Stock thereafter, and the shares of Common Stock so issued shall be treated as "Registrable Securities" for purposes of the registration rights granted to the New Preferred Stock Investors.


     In addition, if SOCO determines not to sell Patina Shares in the Secondary Offering because the Net Offering Price is less than $7.0875 per share, the Company has agreed to reimburse the New Preferred Stock Investors for their reasonable out-of-pocket costs and expenses, subject to a maximum reimbursement of $100,000.

  CONFIDENTIALITY AND STANDSTILL RESTRICTIONS

     Confidentiality Covenants. Subject to customary exceptions, each of the New Preferred Stock Investors has agreed to use all non-public information received from or on behalf of the Company solely for the purpose of evaluating a possible transaction between the Company and such New Preferred Stock Investor, and to keep such information confidential.

     Acquisition of Company Voting Securities. Each of the New Preferred Stock Investors has agreed that for a five-year period, it will not acquire, without prior approval of the Board of Directors, additional Common Stock or other securities eligible to vote for the election of directors (or derivatives of such securities) (collectively, the "Company Voting Securities") that would increase its voting power to greater than 20% of all of the Company Voting Securities outstanding.

     Transfer Restrictions. Each of the New Preferred Stock Investors has agreed not to sell, transfer or otherwise dispose of any shares of New Preferred Stock or Common Stock for a period of one year following the initial sale of New Preferred Stock. The New Preferred Stock Investors have further agreed that: (i) for the period from the first anniversary until the second anniversary of the initial sale of New Preferred Stock, they will not sell, transfer or otherwise dispose of any shares of New Preferred Stock or Common Stock, without the prior consent of the Company's Board of Directors (which consent will not be unreasonably withheld) or pursuant to Rule 144 under the Securities Act; and
(ii) thereafter, the New Preferred Stock Investors will be free to sell such shares but any such sale, transfer or disposition must be in compliance with the requirements of the Securities Act and any other applicable laws. See
"-- Registration Rights" below. In addition to the foregoing restrictions, the New Preferred Stock Investors and their affiliates and permitted transferees have also agreed (x) not to sell short any of the Company's securities for a period of two years following the initial sale of New Preferred Stock and (y) to certain standstill provisions with respect to the Company Voting Securities, including, among other provisions, a five-year restriction on the New Preferred Stock Investors' ability to transfer any shares of New Preferred Stock or Common Stock to any person who, after giving effect to such transfers, would be the beneficial owner of 7.5% or more of the aggregate voting power of all of the Company's securities, except for transfers permitted under the Securities Act, in connection with an underwritten offering or certain qualifying tender or exchange offers and transfers to persons who agree to substantially similar restrictions as those agreed to by the New Preferred Stock Investors.

     Restrictions upon Solicitations and Voting Agreements. For a five-year period following the initial issuance of New Preferred Stock, the New Preferred Stock Investors are prohibited from soliciting proxies, assisting any other person in any way in the solicitation of proxies or becoming a "participant" in a "solicitation" or assisting any "participant" in a "solicitation" (as such terms are defined in Rule 14a-1 of Regulation 14A under the Exchange Act) in opposition to the recommendation of the Independent Committee, or submit any proposal for the vote of stockholders of the Company, or recommend, request, induce or attempt to induce any other person to take any such actions, or seek to advise, encourage or influence any other person with respect to the voting of the Company Voting Securities, in each case without the prior approval of the Independent Committee. For such five-year period, the New Preferred Stock Investors have agreed not to form, join in or in any other way participate in a partnership, pooling agreement, syndicate, voting trust or other group with respect to the Company Voting Securities, or enter into any agreement or arrangement or otherwise act in concert with any other person, for the purpose of acquiring, holding, voting or disposing of the Company's voting securities, in each case without the prior approval of the Independent Committee.

     Change of Control Restrictions. For a five-year period following the initial issuance of New Preferred Stock, a New Preferred Stock Investor may not seek to effect a change in control of the Company without the prior approval of the Independent Committee. Without limiting the generality of the foregoing, a New Preferred Stock Investor may not (i) present to the Company, its stockholders or any third party any proposal that can reasonably be expected to result in a change of control of the Company or in an increase in the Company Voting Securities beneficially owned by such New Preferred Stock Investor as of the date of such action, (ii) publicly suggest a willingness or desire to engage in a transaction that would result in a change of control of the Company or in an increase in Company Voting Securities beneficially owned by such New Preferred Stock Investor as of the date of such action, or (iii) initiate, request, induce, encourage, or attempt to induce or give encouragement to any other person to initiate any proposal that can reasonably be expected to result in a change in control of the Company or in an increase in the Company Voting Securities beneficially owned by such New Preferred Stock Investor as of the date of such action.

     Acquisition Proposals. For a five-year period following the initial issuance of New Preferred Stock, if a New Preferred Stock Investor desires to acquire control of the Company or to increase its percentage ownership of Company Voting Securities, such New Preferred Stock Investor must submit a proposal to the Board of Directors. Such proposal must entail either (a) a tender offer for all outstanding Company Voting Securities not owned by such New Preferred Stock Investor followed by a merger transaction, or (b) a merger transaction which is conditioned on the approval of the stockholders holding a majority of the outstanding Company Voting Securities not owned by such New Preferred Stock Investor; and the proposal must provide that the same consideration will be paid to all of the Company's stockholders in the tender offer and/or merger transaction.

  REGISTRATION RIGHTS

     The Company has agreed to register with the Commission, following the second anniversary of the New Preferred Stock Issuance, for sale to the public the shares of New Preferred Stock, the shares of Common Stock issuable upon conversion of shares of New Preferred Stock and the 100,000 shares of Common Stock issued to the New Preferred Stock Investors (collectively, the "Registrable Securities") in consideration for their prior commitment to purchase shares of New Preferred Stock. The New Preferred Stock Investors holding not less than one-third of the Registrable Securities are entitled to make, in the aggregate, three written requests ("Demand Registrations") upon the Company for the registration of all or part of their Registrable Securities provided that each such Demand Registration includes at least 25% of the aggregate number of the Registrable Securities then outstanding. The demanding holders may also request that such Demand Registrations be in the form of an underwritten offering. In addition, if at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company on its own account or for the account of any other holders, the New Preferred Stock Investors will be entitled to register their Registrable Securities as part of such registration (the "Piggyback Registration"). In the event that the Company is not able to fulfill all requests for Registrable Securities to be included in Demand Registrations or Piggyback Registrations, the New Preferred Stock Investors will be entitled to certain priorities over other holders to have their Registrable Securities included in such registrations. All registration expenses (other than underwriters' commissions) will be payable by the Company. The Company will also provide customary securities law indemnification to any party who participates in any registration effected under the Preferred Stock Purchase Agreement.

MANAGEMENT STOCK PURCHASE AGREEMENT AND RESTRICTED STOCK AWARDS

  MANAGEMENT STOCK PURCHASE AGREEMENT

     Pursuant to a Management Stock Purchase Agreement entered into by the Company and the Management Investors (including Mr. Edelman, the Chairman and Chief Executive Officer of the Company), the Company will agree to sell shares of Common Stock having an aggregate purchase price of $3.0 million, at a price per share equal to the Public Offering Price. The Company will lend each Management Investor (other than Mr. Edelman) up to 85% of such purchase price pursuant to five-year 8.5% loan arrangements, which will be secured by all of the shares of Common Stock purchased by, or awarded to, such Management Investor.

     The Company anticipates that shares of Common Stock will be sold to the Management Investors concurrently with the Patina Shares being sold in the Secondary Offering and the issuance of such shares of Common Stock will be conditioned upon the concurrent sale of the Patina Shares in the Secondary Offering.

     Each of the Management Investors will agree not to sell, transfer or otherwise dispose of any shares of Common Stock for a period of 180 days following their purchase of shares of Common Stock pursuant to the Management Stock Purchase Agreement. Thereafter the Management Investors will be free to sell the shares of Common Stock that they have purchased, subject to compliance with the requirements of the Securities Act and any other applicable laws. The Company will agree to provide notice of any future securities registrations made by the Company (subject to certain exceptions) and permit the Management Investors to request that their shares of Common Stock be included in such registrations (subject to certain exceptions).

  RESTRICTED STOCK AWARDS

     The Company intends to award to the Management Investors an aggregate of 500,000 shares of restricted Common Stock, with Mr. Edelman receiving 350,000 shares and the other remaining Management Investors receiving, in the aggregate, 150,000 shares. The Management Investors' ownership of such shares of restricted Common Stock will vest over a five-year period at the rate of 20% per year, subject to the acceleration of such vesting in the event of a "change of control" (as defined under the Company's Change of Control Plan described below under "Management -- Change in Control Plan"). The restricted shares of Common Stock that will be awarded to Management Investors may not be sold until ownership in such shares has vested.

SOCO OPTION AGREEMENTS

     On July 31, 1997, SOCO entered into separate Option Agreements (collectively, the "SOCO Option Agreements") with each New Preferred Stock Investor and Mr. Edelman. Pursuant to the SOCO Option Agreements entered into with the New Preferred Stock Investors, SOCO has granted the New Preferred Stock Investors, in connection with and in consideration of their commitment to purchase the New Preferred Stock, the Investors' Options to acquire an aggregate of 2,000,000 Patina Shares owned by SOCO at a price of $8.00 per share. Pursuant to the SOCO Option Agreement entered into with Mr. Edelman and in consideration of Mr. Edelman's efforts to arrange and structure the Transactions, SOCO has also granted Mr. Edelman the Edelman Options to acquire 2,000,000 Patina Shares owned by Patina at a price of $8.00 per share. In general, the SOCO Options represent a "break-up" fee to be paid by SOCO to each of the New Preferred Stock Investors and/or Mr. Edelman under certain limited circumstances described below.

     The SOCO Options may generally be either physically settled or cash settled, as the holder elects. To the extent that the value of a SOCO Option (as described below) at the time that the SOCO Option is exercised or deemed exercised (the "Option Exercise Value") is less than $1.00 (in the case of an Investors' Option) or $0.50 (in the case of an Edelman Option), SOCO will pay an amount equal to such difference to the holder of the SOCO Option; to the extent that the Option Exercise Value equals or exceeds $1.25, the holder of the SOCO Option will pay an amount equal to one-half of such excess to SOCO. As used herein, the value of any SOCO Option means the amount, if any, by which the value of the consideration to be received upon the exercise of the SOCO Option (as determined pursuant the terms thereof) exceeds $8.00.

     The SOCO Options can only be exercised upon the following events ("Option Trigger Events"): (i) upon the cancellation of the Secondary Offering by SOCO or the termination of the Patina Share Repurchase by SOCO other than because (a) the Net Offering Price would be less than $7.0875 per share, (b) the Secondary Offering is not consummated by October 29, 1997, (c) less than 5,000,000 shares of Common Stock can be sold in the Secondary Offering, or (d) the Company materially breaches the Share Repurchase Agreement; or (ii) in the case of the Investors' Options only, (a) the Company elects not to sell any shares of New Preferred Stock to the New Preferred Stock Investors in connection with the sale of Patina Shares in the Secondary Offering and (b) SOCO elects to sell at least 12,000,000 shares of Common Stock in the Secondary Offering or pursuant to the Share Repurchase Agreement or otherwise within 20 business days following the date the Company elects not to sell any shares of New Preferred Stock. In the case of an exercise pursuant to clause (ii) above, the SOCO Options must be physically settled and the New Preferred Stock Investors are not required to pay any portion of the Option Exercise Value in excess of $1.25 to SOCO.

     Any physical exercise of the SOCO Options will be covered from Patina Shares owned by SOCO and any cash settlement of the SOCO Options will be paid by SOCO. However, the Company's obligations to repurchase Patina Shares under the Share Repurchase Agreement will not be reduced as a result of any exercise of the SOCO Options (except to the extent that an Option Trigger Event results from SOCO's termination of the Share Repurchase Agreement, in which case the Company will not have any obligation to purchase any Patina Shares). The SOCO Options will terminate upon the earliest to occur of (i) the consummation of the Secondary Offering and the Patina Share Repurchase, (ii) the withdrawal of Patina Shares from the Secondary Offering or the termination of the Share Repurchase Agreement, except following an Option Trigger Event, (iii) five days following the consummation of a transaction in which a third party acquires a majority of the Company's Common Stock or assets, (iv) 11 days following the occurrence of an Option Trigger Event described under clause (ii) of the preceding paragraph and (v) the expiration of 12 months (or, under certain circumstances, six months) after the termination of the Share Repurchase Agreement or withdrawal of Patina Shares from the Secondary Offering.

                          PARTIES TO THE TRANSACTIONS

THE COMPANY

  GENERAL

     Patina Oil & Gas Corporation is an independent energy company engaged in the acquisition, development, exploitation and production of oil and natural gas in the Wattenberg field of Colorado's Denver-Julesburg Basin. The Company was formed in early 1996 to hold the Wattenberg assets of SOCO and to facilitate the Gerrity Acquisition. Thomas J. Edelman structured and negotiated the Gerrity Acquisition and has served as the Company's chief executive from its inception. Since the Gerrity Acquisition in May 1996, the Company has focused its efforts on consolidating its properties, developing a focused and efficient organization, reducing costs and improving operations. The Company's Common Stock is traded on the NYSE under the symbol "POG."

     The Company, a Delaware corporation, maintains its principal executive offices at 1625 Broadway, Suite 2000, Denver, Colorado 80202, and its telephone number is (303) 389-3600.

  BUSINESS STRATEGY

     Following the consummation of the Transactions, the Company plans to continue to increase its reserves, production and cash flow in a cost-efficient manner, primarily through: (i) selectively pursuing consolidation and acquisition opportunities in existing and future core areas; (ii) efficiently controlling operating and overhead expenses; (iii) operating its properties in order to enhance production through well workovers, development activity and operational improvements; (iv) utilizing improved exploitation and development techniques to maximize the value of its properties; and (v) developing a strong financial position that affords the Company the financial flexibility to execute its business strategy.

     Pursue Consolidation and Acquisition Opportunities. The Company intends to pursue further consolidation and exploitation opportunities in Wattenberg where it is currently the largest producer, accounting for over 30% of total annual production from the field. In addition, management intends to simultaneously pursue low-risk acquisitions of producing reserves in other Western U.S. basins where the Company can leverage its operating efficiencies and pursue consolidation opportunities. Management believes that the Company's economies of scale, focused operations and operating expertise give it a competitive advantage in pursuing further consolidation and acquisition opportunities.

     Control Operating and Overhead Costs. As a result of its extensive operating experience and concentrated reserve base, the Company believes that it is one of the most efficient oil and natural gas producers in the United States. The Company's lease operating expenses during 1996 and for the six months ended June 30, 1997 were $0.26 and $0.30 per Mcfe, respectively. In addition, the Company's annual general and administrative ("G&A") expenses have been reduced to less than half those incurred by the Company's predecessor entities, resulting in G&A expenses during 1996 and for the six months ended June 30, 1997 of $0.18 and $0.13 per Mcfe, respectively. The Company's low operating costs increase its operating margin, extend the economic life of its wells and enhance its reserve value.

     Operate Properties. The Company prefers to operate its properties in order to exercise greater control over the timing and plans for future development, well workovers, production enhancements and lease operating expenses, as well as the marketing of oil and natural gas production. The Company currently operates approximately 3,175 (or 90%) of the 3,550 producing wells in which it owns an interest and these operated properties account for approximately 98% of the pretax present value of its year-end 1996 producing reserves.

     Exploit Existing Reserves. The Company seeks to maximize the value of its properties by increasing production and recoverable reserves through the active development, recompletion and exploitation of its properties. At December 31, 1996, the Company had 728 proved undeveloped drilling locations and 605 recompletion opportunities. A recompletion can increase per well producing reserves by up to 100% at less than half the cost of drilling a new well. During the past 12 months, the Company has focused extensively on frac design and stimulation techniques. Early results have shown an increase in productivity on newly drilled wells and recompletions. The Company initiated a refrac program in 1996 and, to date, the Company has successfully performed seven refracs and identified approximately 100 wells suitable for refrac. The Company's year-end reserve report does not include any reserves attributable to the refrac program. During 1996, the Company successfully drilled 12 development wells and recompleted an additional 61 wells at a total capital cost of $8.5 million. The Company's existing 1997 capital expenditure budget provides $15 million for the drilling of 35 new development wells, the recompletion of an additional 75 wells and the expansion of the refrac program. Through June 30, 1997, the Company had drilled 10 development wells, recompleted 40 wells (including seven refracs) and completed the drilling of nine wells in progress at year-end 1996 for a total capital cost of $8.0 million.


     Develop Financial Flexibility. The Company is committed to developing its financial flexibility. Since the Gerrity Acquisition, the Company has reduced its indebtedness by over $40 million and has repurchased $14.4 million of its equity securities. At June 30, 1997, assuming the consummation of the Transactions, the Company would have had a debt-to-book capitalization ratio of approximately 48%. Management expects future capital expenditures, excluding acquisitions, to be funded by operating cash flow. The New Preferred Investors have committed to purchase up to $63.0 million of New Preferred Stock, and the Company expects to use at least $40.0 million from the sale of shares of New Preferred Stock to complete the Patina Share Repurchase. In the event the Company issues New Preferred Stock at the closing of the Secondary Offering, the balance of this commitment will remain available through December 31, 1997 for acquisition financing or for general corporate purposes.


SNYDER OIL CORPORATION

     Snyder Oil Corporation has been the Company's major stockholder since its formation and currently owns approximately 74% of the outstanding Common Stock (and approximately 79% of the aggregate voting power). For strategic reasons, SOCO has decided to liquidate its stake in the Company and redeploy the proceeds in its core business. Pursuant to the Transactions described in this Proxy Statement, SOCO's ownership in the Company will be eliminated and the Company will be positioned to pursue an independent growth strategy. In connection with the Gerrity Acquisition, SOCO received certain registration rights with respect to the Patina Shares entitling it to cause the Company to register such shares following SOCO's demand therefor. In addition, SOCO has previously agreed, as part of the Gerrity Acquisition, that SOCO would not effect a "control sale" (defined as the sale, in a single transaction or a series of related transactions, of a majority of the Company's outstanding Common Stock to an unaffiliated person or "group" of persons (as such term is defined under Section 13(d) of the Exchange Act)), unless all holders of the Company's Common Stock were given an opportunity to participate in such control sale. Each of SOCO, the Company and their respective boards have confirmed that the Transactions do not qualify as a control sale and therefore the foregoing provision is inapplicable to the consummation of the Transactions.

NEW PREFERRED STOCK INVESTORS


     Pursuant to the Preferred Stock Purchase Agreement, the New Preferred Stock Investors (none of whom is presently an affiliate of the Company) have agreed to pay, subject to the terms and conditions contained therein, an aggregate purchase price of between $40 million and $63 million for the shares of New Preferred Stock to be purchased thereunder. The New Preferred Stock Investors are comprised of nine investors, including First Reserve Fund VII, Limited Partnership, Chase Venture Capital Associates, L.P. and Highbridge International LDC. The New Preferred Stock Investors will have (assuming that 2,520,000 shares of New Preferred Stock are issued and are convertible at $8.80 per share and that no currently outstanding warrants or options have been exercised) up to approximately 35% (which percentage would increase to approximately 40% by the end of the two-year pay-in-kind dividend period) of the votes entitled to be cast on most matters submitted to stockholders for a vote. In addition, the two holders of the New Preferred Stock holding the most shares of New Preferred Stock will each be entitled to designate one member of the Company's Board of Directors. However, as described under "Description of the Definitive
Agreements -- Preferred Stock Purchase Agreement -- Confidentiality and Standstill Restrictions," the New Preferred Stock Investors have agreed, for a five-year period (or, under certain circumstance, a shorter period), to certain confidentiality and standstill restrictions with respect to the Company's voting securities.

         SELECTED HISTORICAL AND PRO FORMA CONSOLIDATED FINANCIAL DATA
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

     The following table presents selected historical and pro forma financial data of the Company. The selected historical financial data as of or for each of the years in the three-year period ended December 31, 1996 are derived from the audited Consolidated Financial Statements (the "Consolidated Financial Statements") of the Company incorporated by reference from the Company's Annual Report on Form 10-K for the year ended December 31, 1996. See "Incorporation of Certain Documents by Reference." The pro forma financial data of the Company have been derived from the Unaudited Pro Forma Condensed Consolidated Financial Statements included elsewhere within this Proxy Statement and should be read in conjunction with those statements and the notes thereto. The amounts and results of operations of the Company for periods prior to the Gerrity Acquisition reflected in these financial statements include the historical amounts and results of SOCO's Wattenberg operations. The selected historical financial data for the six month periods ended June 30, 1996 and 1997 are derived from, and are qualified by reference to, unaudited interim financial statements. In the opinion of management, such unaudited interim financial statements include all adjustments (consisting only of normal recurring accruals) necessary for a fair and, except as noted below, consistent presentation, in accordance with generally accepted accounting principles, of such information. Future results may differ substantially from historical results because of changes in oil and natural gas prices, normal production declines and other factors. This information should be read in conjunction with the Consolidated Financial Statements and the notes thereto. This data reflects the Gerrity Acquisition in May 1996.


                                                                                      SIX MONTHS ENDED JUNE 30,
                                                                                     ----------------------------
                                        YEAR ENDED DECEMBER 31,        PRO FORMA                            AS
                                    -------------------------------   AS ADJUSTED                         ADJUSTED
                                      1994        1995       1996      1996(a)(b)     1996       1997     1997(b)
                                    --------    --------   --------   ------------   -------   --------   -------
                                                                      (UNAUDITED)              (UNAUDITED)
STATEMENT OF OPERATIONS DATA
Revenues..........................  $ 67,822    $ 50,102   $ 83,188     $100,138     $30,110   $ 52,340   $52,340
Expenses
  Direct operating................     8,110       8,867     14,519       17,718       5,401      9,322     9,322
  Exploration.....................       784         416        224          658         149         62        62
  General and administrative......     7,484       5,974      6,151        8,744       3,113      2,611     3,745
  Interest and other..............     3,869       5,476     14,304       19,233       4,979      8,485     8,503
  Depletion, depreciation and
    amortization..................    43,036      32,591     44,822       51,663      18,723     24,776    24,776
                                    --------    --------   --------    ---------     -------   --------   --------
         Total expenses...........    63,283      53,324     80,020       98,016      32,365     45,256    46,408
                                    --------    --------   --------    ---------     -------   --------   --------
Income (loss) before taxes........     4,539      (3,222)     3,168        2,122      (2,255)     7,084     5,932
Provision (benefit) for income
  taxes...........................     1,589      (1,128)      (394)          --        (394)        --        --
                                    --------    --------   --------    ---------     -------   --------   --------
Net income (loss).................  $  2,950    $ (2,094)  $  3,562     $  2,122     $(1,861)  $  7,084   $ 5,932
                                    ========    ========   ========    =========     =======   ========   ========
Net income (loss) per common
  share...........................  $   0.21    $  (0.15)  $   0.08     $  (0.40)    $ (0.16)  $   0.30   $  0.16
                                    ========    ========   ========    =========     =======   ========   ========
Weighted average shares
  outstanding.....................    14,000      14,000     17,796       14,203      15,959     18,921    13,337
                                    ========    ========   ========    =========     =======   ========   ========
CASH FLOW DATA
Net cash provided by operations...  $ 47,690    $ 18,407   $ 52,996          N/A     $14,968   $ 33,481       N/A
Net cash used by investing........   (96,378)    (21,060)    (9,796)         N/A      (2,415)    (8,348)      N/A
Net cash realized (used) by
  financing.......................    46,688       2,653    (38,047)         N/A        (340)   (20,718)      N/A
OTHER FINANCIAL DATA
EBITDA(c).........................  $ 51,444    $ 34,778   $ 62,265     $ 74,382     $21,390   $ 40,266   $39,499
Capital expenditures(d)...........   (95,596)    (21,842)    (8,532)     (12,821)     (1,375)    (8,348)   (8,348)

                                                                                        AS OF JUNE 30, 1997
                                                        AS OF DECEMBER 31,             ----------------------
                                                  ------------------------------                      AS
                                                    1994       1995       1996          ACTUAL    ADJUSTED(b)
                                                  --------   --------   --------       --------   -----------
                                                                                            (UNAUDITED)
BALANCE SHEET DATA
Working capital.................................  $(12,755)  $     --   $  1,015       $  1,881    $   1,881
Oil and natural gas properties, net.............   234,821    214,594    398,640        381,016      381,016
Total assets....................................   246,686    224,521    430,233        413,517      413,517
Long-term debt..................................    79,333     75,000    197,594        182,685      183,185
Stockholders' equity............................   115,846    113,663    196,236        197,542      197,042


---------------
(a) Pro forma to give effect to the Gerrity Acquisition as if it had occurred on the first day of the period presented.


(b) As adjusted to give effect to the Transactions (assuming a Public Offering Price of $9.50 per share, the purchase by the Management Investors of 315,789 shares of Common Stock at the Public Offering Price, the issuance by the Company of $57.0 million of New Preferred Stock and the repurchase by the Company of 6,500,000 shares of Common Stock from SOCO at a Net Offering Price of $8.9775 per share), as if each had occurred on the first day of the period presented, in the case of Statement of Operations Data and Other Financial Data, or as if each had occurred on the date presented, in the case of Balance Sheet Data.



(c) EBITDA represents net income (loss) plus income taxes, interest expense and depletion, depreciation, and amortization expense. EBITDA does not represent, and should not be considered as, an alternative to net income or cash flows from operating activities, each as determined in accordance with generally accepted accounting principles ("GAAP"). Moreover, EBITDA does not necessarily indicate whether cash flow will be sufficient for such items as working capital or capital expenditures, or to react to changes to the Company's industry or to the economy generally. The Company believes that EBITDA is a measure commonly used by lenders and certain investors to evaluate oil and gas companies. The Company also believes that EBITDA data may help to understand the Company's performances because such data may reflect the Company's ability to generate cash flows, which is an indicator of its ability to satisfy its debt service, capital expenditure and working capital requirements. In evaluating EBITDA, historical net cash provided from operations, capital expenditures and debt service requirements should be considered. EBITDA may not be comparable to other similarly titled measures of other companies. The Company's credit agreement requires the maintenance of certain EBITDA ratios. See "Description of Certain Indebtedness -- Credit Agreement."


(d) Capital expenditures do not include $218.4 million of non-cash acquisitions in 1996.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information about the executive officers and directors of the Company:


                  NAME                    AGE                       POSITION
----------------------------------------  ---    ----------------------------------------------
Thomas J. Edelman.......................  46     Chairman of the Board, President and Chief
                                                   Executive Officer
Brian J. Cree...........................  34     Executive Vice President and Chief Operating
                                                   Officer, Director
Keith M. Crouch.........................  50     Senior Vice President and General Counsel
Ronald E. Dashner.......................  45     Senior Vice President, Operations
David J. Kornder........................  36     Vice President and Chief Financial Officer
David R. Macosko........................  36     Vice President
Terry L. Rudy...........................  38     Vice President
David W. Siple..........................  38     Vice President
*Arnold L. Chavkin......................  46     Director
Robert J. Clark.........................  52     Director
Jay W. Decker...........................  44     Director
*William J. Johnson.....................  63     Director
Alexander P. Lynch......................  45     Director
*William E. Macaulay....................  51     Director
*John C. Snyder.........................  55     Director


---------------
* Mr. Johnson and Mr. Snyder will resign as Directors of the Company following the completion of the Transactions and will be replaced by Mr. Chavkin and Mr. Macaulay.

     THOMAS J. EDELMAN has served as Chairman of the Board, President and Chief Executive Officer of the Company since its formation. He co-founded SOCO and was the President and a director of SOCO from 1981 through February 1997. Prior to 1981, he was a Vice President of The First Boston Corporation. From 1975 through 1980, Mr. Edelman was with Lehman Brothers Kuhn Loeb Incorporated. Mr. Edelman received his Bachelor of Arts Degree from Princeton University and his Masters Degree in Finance from Harvard University's Graduate School of Business Administration. Mr. Edelman serves as Chairman of Lomak Petroleum, Inc., and is a Director of Petroleum Heat & Power Co., Star Gas Corporation, Weatherford Enterra, Inc. and Paradise Music & Entertainment, Inc. Mr. Edelman is also a Trustee of The Hotchkiss School.

     BRIAN J. CREE has served as Executive Vice President, Chief Operating Officer and Director of the Company since May 1996. Prior to the Gerrity Acquisition, he served as Chief Operating Officer and Director of Gerrity since 1993. From 1992 to 1993, Mr. Cree served as Senior Vice President -- Operations and Chief Accounting Officer of Gerrity. Prior to that, Mr. Cree served as Vice President and Treasurer of Gerrity since its inception in 1990. Mr. Cree served as Vice President and Treasurer of The Robert Gerrity Company from 1989 to 1990 and served in various accounting capacities with that company from 1987 to 1990. Prior to that, Mr. Cree was employed as an accountant at the public accounting firm of Deloitte, Haskins & Sells. Mr. Cree received his Bachelor of Arts Degree in Accounting from the University of Northern Iowa.

     KEITH M. CROUCH has served as Senior Vice President and General Counsel of the Company since May 1996. Prior to the Gerrity Acquisition, he was a Vice President of Gerrity commencing in 1993 and was appointed a Director in 1994. From 1992 to 1993, Mr. Crouch served as Corporate Counsel to Gerrity. Prior to joining Gerrity, Mr. Crouch was in private practice with the law firms of Gorsuch, Kirgis, Campbell Walker and Grover; Kirkland & Ellis and Pendleton, Friedberg, Wilson and Hennessey. Mr. Crouch received a Bachelor of Arts and Juris Doctor Degrees from the University of Colorado.

     RONALD E. DASHNER has served as Senior Vice President, Operations of the Company since its formation. He joined SOCO in 1994 and served as Operations Manager of SOCO's D-J Basin/Greater Green River Unit. In late 1995 he was appointed Vice President -- Rocky Mountain Division. From 1991 to 1994, Mr. Dashner was Onshore Gulf Coast Operations Manager for Enron Oil & Gas Company. From 1980 through 1990, Mr. Dashner held various positions with TXO Production Corp., including Drilling & Production Manager -- Rocky Mountain District and Assistant District Manager -- East Texas District. From 1978 to 1980, he was employed by Davis Oil Company in Engineering and Operations. From 1975 to 1978, he was employed by Chevron in the Drilling, Production and Construction Department. Mr. Dashner received his Bachelor of Science Degree in Civil Engineering from Colorado State University.

     DAVID J. KORNDER has served as Vice President and Chief Financial Officer of the Company since May 1996. Prior to the Gerrity Acquisition, he served as a Vice President -- Finance of Gerrity beginning in early 1993. From 1989 through 1992, Mr. Kornder was an Assistant Vice President for Gillett Group Management, Inc. Prior to that, Mr. Kornder was an accountant with the independent accounting firm of Deloitte & Touche for five years. Mr. Kornder received his Bachelor of Arts Degree in Accounting from Montana State University.

     DAVID R. MACOSKO has served as a Vice President of the Company since May 1996. Prior to the Gerrity Acquisition, he served as a Vice President of Gerrity from 1994. From 1992 to 1994, Mr. Macosko served as Operations Coordinator and Manager of Accounts Payable with Gerrity. Mr. Macosko has eleven years of experience in the oil and gas industry. Mr. Macosko received a Bachelor of Science Degree in Accounting from West Virginia University.

     TERRY L. RUBY has served as a Vice President of the Company since May 1996. Prior to the Gerrity Acquisition, Mr. Ruby was a senior landsman of Gerrity beginning in 1992 and was appointed a Vice President -- Land of Gerrity in 1995. His current responsibilities include management and administration of land assets, acquisitions and divestitures. Prior to his employment with Gerrity, Mr. Ruby worked with Apache Corporation from 1990 to 1992, and with Baker Exploration Company from 1982 to 1989. Mr. Ruby holds a Bachelor of Science Degree in Minerals Land Management from the University of Colorado and an M.B.A. from the University of Denver.

     DAVID W. SIPLE has served as a Vice President of the Company since May 1996. He joined SOCO's land department in 1994 and was appointed a Land Manager with SOCO in 1995. His current responsibilities include the accomplishment of all land related aspects of the Company's drilling recompletion and refrac programs. From 1990 through May 1994, Mr. Siple was the Land Manager of Gerrity. From 1981 through 1989, Mr. Siple was employed by PanCanadian Petroleum Company in the Land Department. Mr. Siple received his Bachelor of Science Degree in Mineral Land Management from the University of Colorado.

     ARNOLD L. CHAVKIN will be appointed a Director of the Company following the completion of the Transactions. Mr. Chavkin is a General Partner at Chase Capital Partners. Chase Capital Partners is a General Partner of Chase Venture Capital Associates, L.P. Before assuming such position, Mr. Chavkin was a member of Chemical Bank's merchant banking group and, prior to that, a generalist in its corporate finance group specializing in mergers and acquisitions and private placements for the energy industry. Prior to that, Mr. Chavkin worked in corporate development for Freeport McMoRan, and held various positions with Gulf and Western Industries. Mr. Chavkin is a Certified Public Accountant. He received his Bachelor of Arts and M.B.A. degrees from Columbia University. Mr. Chavkin is also a director of American Radio Systems, Inc., Bell Sports, Reading & Bates Corporation and Wireless One, Inc.


     ROBERT J. CLARK has served as a Director of the Company since May 1996. Mr. Clark is the President of Bear Paw Energy Inc., a wholly owned subsidiary of TransMontaigne Oil Company. Mr. Clark formed a predecessor company Bear Paw Energy Inc. in 1995 and joined TransMontaigne in 1996 when Trans-Montaigne acquired a majority interest in the predecessor company. From 1988 to 1995 he was President of SOCO Gas Systems, Inc. and Vice President-Gas Management for SOCO. Mr. Clark was Vice President Gas

Gathering, Processing and Marketing of Ladd Petroleum Corporation, an affiliate of General Electric from 1985 to 1988. Prior to 1985, Mr. Clark held various management positions with NICOR, Inc. and its affiliates NICOR Exploration, Northern Illinois Gas and Reliance Pipeline Company. Mr. Clark received his Bachelor of Science Degree from Bradley University and an M.B.A. from Northern Illinois University.

     JAY W. DECKER has served as a Director of the Company since May 1996. Mr. Decker has been the Executive Vice President and a Director of Hugoton Energy Corporation, a public independent oil company since 1995. From 1989 until its merger into Hugoton Energy, Mr. Decker was the President and Chief Executive Officer of Consolidated Oil & Gas, Inc., a private independent oil company based in Denver, Colorado and President of a predecessor company. Prior to 1989, Mr. Decker served as Vice President -- Operations for General Atlantic Energy Company and in various capacities for Peppermill Oil Company, Wainoco Oil & Gas and Shell Oil Company. Mr. Decker received his Bachelor of Science Degree in Petroleum Engineering from the University of Wyoming. Mr. Decker also serves as a Director of FX Energy.

     WILLIAM J. JOHNSON will resign as a Director of the Company following the completion of the Transactions. Mr. Johnson has served as a Director of the Company since May 1996. Mr. Johnson, a Director of SOCO since 1994, is a private consultant to the oil and gas industry and is President and a Director of JonLoc Inc., an oil and gas company of which he and his family are the sole shareholders. From 1991 to 1994, Mr. Johnson was President, Chief Operating Officer and a Director of Apache Corporation. Previously, he was a Director, President and Chief Executive Officer of Tex/Con Oil and Gas, where he served from 1989 to 1991. Prior thereto, Mr. Johnson served in various capacities with major oil companies, including Director and President USA of BP Exploration Company, President of Standard Oil Production Company and Senior Vice President of The Standard Oil Company. Mr. Johnson received a Bachelor of Science degree in Petroleum Geology from Mississippi State University and completed the Advanced Management Course at the University of Houston. Mr. Johnson serves as a Director of Tesoro Petroleum, Camco International and J. Ray McDermott. Mr. Johnson also serves on the advisory board of Texas Commerce Bank, Houston.

     ALEXANDER P. LYNCH has served as a Director of the Company since May 1996. Mr. Lynch is currently a Partner at the Beacon Group, a financial advisory and merchant banking firm. Mr. Lynch had been Co-President and Co-Chief Executive Officer of The Bridgeford Group, a financial advisory firm, since 1995. From 1991 to 1994, he served as Senior Managing Director of Bridgeford. From 1985 until 1991, Mr. Lynch was a Managing Director of Lehman Brothers, a division of Shearson Lehman Brothers Inc. Mr. Lynch received his Bachelor of Arts Degree from the University of Pennsylvania and an M.B.A. from the Wharton School of Business at the University of Pennsylvania. Mr. Lynch also serves as a Director of Lincoln Snacks Company and Illinois Central Corporation.

     WILLIAM E. MACAULAY will be appointed a Director of the Company following the completion of the Transactions. Mr. Macaulay has been the President and Chief Executive Officer of First Reserve Corporation, a corporate manager of private investments (including First Reserve Fund VII, Limited Partnership) focusing on the energy and energy related sectors, since 1983. Prior to 1983, he was a General Partner of Meridian Capital Company, a private investment firm specializing in corporate buyouts and energy. From 1976 to 1981, Mr. Macaulay was with Oppenheimer & Co., where he served in various capacities, including as Executive Vice President of Oppenheimer Management Corp. and as Director of Corporate Finance, a Member of the Management Committee and a General Partner of Oppenheimer & Co. He holds a B.A. from the City College of New York and an M.B.A. from the Wharton School of the University of Pennsylvania. Mr. Macaulay serves as a director of Weatherford Enterra, Inc., Maverick Tube Corporation, TransMontaigne Oil Company, Hugoton Energy Corporation, Cal Dive International, Inc. and Domain Energy Corporation.

     JOHN C. SNYDER will resign as a Director of the Company following the completion of the Transactions. Mr. Snyder has served as a Director of the Company since its formation. Mr. Snyder, the Chairman and Chief Executive Officer of SOCO, founded one of SOCO's predecessors in 1978. From 1973 to 1977, Mr. Snyder was an independent oil operator in Texas and Oklahoma. Previously, he was a director and the Executive Vice President of May Petroleum Inc. where he served from 1971 to 1973. Mr. Snyder was the first president of Canadian-American Resources Fund, Inc., which he founded in 1969. From 1964 to 1966, Mr. Snyder was employed by Humble Oil and Refining Company (currently Exxon Co., USA) as a petroleum engineer.

Mr. Snyder received his Bachelor of Science Degree in Petroleum Engineering from the University of Oklahoma and his Masters Degree in Business Administration from the Harvard University Graduate School of Business Administration. Mr. Snyder is a director of the Community Enrichment Center, Inc., Forth Worth, Texas.

CHANGE IN CONTROL PLAN

     In June 1997, the Company adopted a Change in Control Plan (the "Change in Control Plan") which will provide payments to all employees in the event there is a "change in control" (as defined in the Change in Control Plan) of the Company and the employee is terminated, or for certain executives, constructively terminated. The Change in Control Plan provides that certain executives and key managers are entitled to receive payments, including an amount ranging from 34% to 150% of their base compensation in the year the payment is to be made plus an amount equal to their most recent bonus. Further, upon a change in control all non-vested securities of the Company held by employees (as defined in the Change in Control Plan), including non-vested options to purchase Common Stock held by employees, all non-vested rights under the Company's 401(k) plan, bonus plan and deferred compensation plan and any shares of restricted Common Stock granted to the Management Investors under the Restricted Stock Agreements, vest automatically.

EDELMAN EMPLOYMENT AGREEMENT AND RELATED MATTERS


     Mr. Edelman, the Chief Executive Officer of the Company, has entered into an employment agreement (the "Employment Agreement"), which will become effective concurrently with the sale of Patina Shares in the Secondary Offering and the Management Stock Issuances. Under the Employment Agreement, Mr. Edelman has agreed to be employed by the Company for a period of three years, at a base salary of $350,000 per year, subject to adjustment by mutual agreement. Pursuant to the Employment Agreement, Mr. Edelman will commit a substantial portion of his working time to the Company and the business of the Company will represent his primary responsibility. Under the terms of the Employment Agreement, however, Mr. Edelman may continue to engage in outside business activities at substantially the same current levels. Mr. Edelman is entitled to receive an annual bonus during the term of his employment, with the target bonus set at 100% of his base salary, based on performance criteria determined by the Company's Board of Directors in its sole discretion. The Employment Agreement also provides that if Mr. Edelman's employment is terminated by the Company without cause, or by Mr. Edelman for good reason (as defined in the Employment Agreement), he will be entitled to payments equal to two times the sum of: (i) his base salary for the then-current year; plus (ii) the greater of (a) his target bonus for the then-current year and (b) the actual bonus paid to him for the prior year; plus (iii) the maximum contributions the Company would have made in the year of termination on Mr. Edelman's behalf to the Company's 401(k) plan and the amount Mr. Edelman would have accrued in the year of termination under the Company's Deferred Compensation Plan. In addition, Mr. Edelman would receive a prorated portion of his target bonus for the then-current year.


     Concurrently with the sale of Patina Shares in the Secondary Offering, the Company will grant Mr. Edelman fully vested options to purchase, at the Public Offering Price, 250,000 shares of Common Stock pursuant to the Company's stock option plan described below under "Stock Option Plan."

     Mr. Edelman has served since 1988 and expects to continue to serve as Chairman of Lomak, a publicly traded oil and gas company whose principal areas of operation are the Gulf Coast, Midcontinent and Appalachian regions of the United States. The Company currently has no business relationships with Lomak and Lomak does not own any of the Company's securities. Although the Company does not believe that any conflicts have arisen, or are likely to arise, as a result of Mr. Edelman's position with Lomak, because of Mr. Edelman's position with Lomak, or other positions or business interests that he may now or hereafter have or acquire, conflicts of interests may arise between them. The Company intends that the terms of any future transactions and agreements between the Company and Lomak will be substantially as favorable to the Company as could be obtained from third parties. In the past, with respect to new business proposals, including acquisitions, the Company and Mr. Edelman have employed the following procedures to resolve any potential conflicts: (i) if such proposals were directed to or originated by Lomak or its employees, such proposals were deemed to be for Lomak's benefit; and (ii) if such proposals were directed to or originated by the Company or its employees, or if such proposals were not specifically identified for either company, such proposals were deemed to be for the Company's benefit. Mr. Edelman and the Company plan to continue the foregoing procedures to resolve any future conflicts that may arise.

     Delaware law imposes certain fiduciary duties on corporate directors, including a duty of loyalty. The duty of loyalty has been generally described as a duty to act in good faith and in the best interests of the corporation. Under the corporate opportunity doctrine developed by the Delaware courts, an individual who fails to offer to the corporation of which he serves as a director a business opportunity presented to such individual in his capacity as a director of that corporation may be liable for a breach of fiduciary duty. Neither the Company's Certificate of Incorporation or Bylaws, nor the certificate of incorporation or bylaws of Lomak limit a director's fiduciary duty with respect to potential conflicts of interests.

STOCK OPTION PLAN


     The Company's stock option plan, which is administered by the Compensation Committee, provides for the granting of options to purchase shares of Common Stock to key employees of the Company and certain other persons who are not employees of the Company, but who from time to time provide substantial advice or other assistance or services to the Company. The plan permits options to acquire up to 3,000,000 shares of Common Stock to be outstanding at any one time. During 1996, options to purchase 512,000 shares of Common Stock were granted to 50 employees at an average exercise price of $7.75 per share. During 1997, options to purchase 271,000 shares of Common Stock were granted to 56 employees at an average exercise price of $9.25 per common share. The exercise price of all such options was equal to the fair market value of the Common Stock on the date of grant. All options granted during 1996 and 1997 were for a term of five years, with 30% of the options becoming exercisable after one year, an additional 30% becoming exercisable after two years and the remaining options becoming exercisable after three years.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table provides information as to the beneficial ownership of Common Stock of the Company by each person who, to the knowledge of the Company, beneficially owns 5% or more of the Common Stock of the Company, each person who will be a director of the Company after the Secondary Offering, the five most highly compensated executive officers, including the Chief Executive Officer and by all such executive officers and directors of the Company as a group. Except as noted below, no director or executive officer of the Company beneficially owns any equity securities of the Company other than Common Stock and warrants for the Company's Common Stock. The business address of each individual listed below, except as otherwise noted, is: c/o Patina Oil & Gas Corporation, 1625 Broadway, Suite 2000, Denver, Colorado 80202.


                                                                                      BENEFICIAL OWNERSHIP
                                 BENEFICIAL OWNERSHIP OF     BENEFICIAL OWNERSHIP    OF COMMON STOCK AFTER
                                COMMON STOCK PRIOR TO THE   OF COMMON STOCK AFTER     THE TRANSACTIONS --
                                  TRANSACTIONS(a)(b)(c)      THE TRANSACTIONS(d)         AS ADJUSTED(e)
                                -------------------------   ----------------------   ----------------------
                                  NUMBER                     NUMBER                   NUMBER
                                OF SHARES      PERCENTAGE   OF SHARES   PERCENTAGE   OF SHARES   PERCENTAGE
                                ----------     ----------   ---------   ----------   ---------   ----------
Thomas J. Edelman.............      30,000           *        490,526       2.3%       960,523       4.4%
Brian J. Cree.................      39,278           *         52,437         *         67,187         *
Keith M. Crouch...............       9,652           *         20,178         *         71,170         *
Ronald E. Dashner.............       8,400           *         18,926         *         67,526         *
David J. Kornder..............       7,227           *         17,753         *         60,353         *
Jay W. Decker.................       2,927           *          2,927         *         11,427         *
Robert J. Clark...............       2,927           *          2,927         *         11,427         *
Alexander P. Lynch............       2,927           *          2,927         *         11,427         *
Arnold L. Chavkin(f)..........           0           *      2,592,532      12.7%     2,592,532      12.7%
William E. Macaulay(g)........           0           *      3,744,769      18.3%     3,744,769      18.3%
All executive officers and
  directors as a group........     118,296         0.6%     6,984,545      33.2%     7,826,665      35.7%
Snyder Oil Corporation(h).....  14,000,000        74.4%             0         *              0         *
  777 Main Street
  Forth Worth, Texas 76102
Stark Investments.............   1,464,420         7.2%     1,464,420       6.7%     1,464,420       5.1%
  150 West Market Street
  Mequon, Wisconsin 53092
First Reserve Fund VII,
  Limited Partnership.........           0           *      3,744,769      18.3%     3,744,769      18.3%
  475 Steamboat Road
  Greenwich, Connecticut 06830
Chase Venture Capital
  Associates, L.P. ...........           0           *      2,592,532      12.7%     2,592,532      12.7%
  380 Madison Avenue, 12th
     Floor
  New York, New York 10017


---------------
 *   Less than 1%

(a)  As of June 30, 1997.

(b) All shares are owned both of record and beneficially unless otherwise specified by footnote to this table. Based solely upon information furnished by such individuals or contained in filings made by such beneficial owners with the Commission.

(c) Calculated pursuant to Rule 13d-3(d) under the Exchange Act, shares not outstanding that are subject to options, warrants, rights, or conversion privileges exercisable within sixty days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by any other person.

(d) For purposes of this calculation, the number of shares of Common Stock deemed outstanding includes: (i) 100,000 shares of Common Stock issued to the New Preferred Stock Investors; (ii) 315,789 shares of Common Stock to be purchased by the Management Investors (assuming a Public Offering Price of $9.50 per share); (iii) 7,159,091 shares of Common Stock to be issuable upon conversion of the New Preferred Stock (assuming the issuance of 2,520,000 shares of New Preferred Stock having a conversion price of $8.80 per share); and (iv) 250,000 shares of Common Stock issuable upon exercise of stock options issued to Mr. Edelman pursuant to the Company's Stock Option Plan; and excludes: (i) the 500,000 shares of restricted Common Stock awarded to the Management Investors (which shares will vest over a five-year period at the rate at 20% per year); and (ii) 230,000 shares of Common Stock to be issued to the New Preferred Stock Investors under certain circumstances.



(e) For purposes of this calculation, the number of shares of Common Stock deemed outstanding includes those included in note (d) above and also includes: (i) the 500,000 shares of restricted Common Stock awarded to the Management Investors (which shares will vest over a five-year period at the rate of 20% per year); and (ii) 394,620 unvested shares issuable upon exercise of outstanding stock options (having a weighted average exercise price of $8.40 per share).



(f) Mr. Chavkin may be deemed to share beneficial ownership of the 900,000 shares of New Preferred Stock and 2,592,532 shares of Common Stock owned by Chase Venture Capital Associates, L.P. through his role with Chase Venture Capital Associates, L.P. Mr. Chavkin disclaims beneficial ownership of such shares of New Preferred Stock and Common Stock.



(g) Mr. Macaulay may be deemed to share beneficial ownership of the 1,300,000 shares of New Preferred Stock and 3,744,769 shares of Common Stock owned by First Reserve Fund VII, Limited Partnership through his ownership of common stock of First Reserve Corporation, which is the sole general partner of First Reserve Fund VII, Limited Partnership. Mr. Macaulay disclaims beneficial ownership of such shares of New Preferred Stock and Common Stock.



(h) Between 7,500,000 and 8,625,000 of these shares (depending on whether, and to what extent, the Underwriters exercise their overallotment option) will be sold by SOCO in the Secondary Offering, and the remaining 5,375,000 to 6,500,000 shares will be repurchased by the Company as part of the Patina Share Repurchase.


                      DESCRIPTION OF CERTAIN INDEBTEDNESS

     The following is a summary of certain indebtedness of the Company. To the extent such summary contains descriptions of the Credit Agreement and the Company's 11.75% Senior Subordinated Notes due 2004 (the "Notes"), such descriptions do not purport to be complete and are qualified in their entirety by reference to such documents, which are filed as exhibits to the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1997, which is incorporated by reference herein.

CREDIT AGREEMENT

     In April 1997, the Company entered into its Credit Agreement. The Credit Agreement consists of a revolving credit facility in an aggregate amount up to $140.0 million. The amount available under the Credit Agreement is adjusted semiannually and equaled $110.0 million at June 30, 1997, with $85.0 million outstanding under the revolving credit facility.


     Assuming a Public Offering Price of $9.50 per share, $57.0 million of New Preferred Stock is issued, and the closing of the Transactions as of June 30, 1997, the Company would have had approximately $24.5 million of availability under the Credit Agreement on such date. In the event the sale of the New Preferred Stock is insufficient to fund the repurchase of the shares of Common Stock owned by SOCO, the Credit Agreement will permit the Company to fund up to $14.9 million of any shortfall through borrowings under the Credit Agreement.


     The Company may elect that all or a portion of the credit facility bear interest at a rate equal to: (i) the higher of (a) prime rate plus a margin equal to .25% (the "Applicable Margin") or (b) the Federal Funds

Effective Rate plus 0.5% plus the Applicable Margin; or (ii) the rate at which Eurodollar deposits for one, two, three or six months (as selected by the Company) are offered in the interbank Eurodollar market plus a margin which fluctuates from 0.625% to 1.125%, determined by a debt to EBITDA ratio. During the six months ended June 30, 1997, the average interest rate under the facility approximated 6.9%.


     The Credit Agreement contains certain financial covenants, including but not limited to, a maximum total debt to capitalization ratio, a maximum total debt to EBITDA ratio and a minimum current ratio. The Credit Agreement also contains certain negative covenants, including but not limited to restrictions on indebtedness, certain liens, guaranties, speculative derivatives and other similar obligations, asset dispositions, dividends, loans and advances, creation of subsidiaries, investments, leases, acquisitions, mergers, changes in fiscal year, transactions with affiliates, changes in business conducted, sale and leaseback and operating lease transactions, sale of receivables, prepayment of other indebtedness, amendments to principal documents, negative pledge clauses, issuance of securities and non-speculative commodity hedging. Specifically, the Credit Agreement restricts the Company from incurring indebtedness, in addition to the Notes and to borrowings under the Credit Ageement, in excess of $1.0 million. Borrowings under the Credit Agreement mature in 2000 but may be prepaid at any time.


SENIOR SUBORDINATED NOTES


     In connection with the Gerrity Acquisition, the Company assumed $100 million principal amount of the Notes issued by Gerrity in 1994. The Notes have been reflected in the financial statements since the Gerrity Acquisition at a book value of 105.875% of their principal amount. Interest is payable each January 15 and July 15. The Notes are redeemable at the option of the Company, in whole or in part, at any time on or after July 15, 1999, initially at 105.875% of their principal amount, declining to 102.938% on or after July 15, 2000 and declining to 100% on or after July 15, 2001. Upon a change of control, as defined in the Notes (which, as so defined, does not include the consummation of the Transactions described in this Proxy Statement), the Company is obligated to make an offer to purchase all outstanding Notes at a price of 101% of the principal amount thereof. In addition, the Company would be obligated, subject to certain conditions, to make offers to purchase Notes with the net cash proceeds of certain asset sales or other dispositions of assets at a price of 101% of the principal amount thereof. Subsequent to the Gerrity Acquisition, the Company repurchased and retired $7.7 million principal amount of the Notes, resulting in $92.3 million of principal amount of Notes outstanding, or a book value of $97.7 million as of June 30, 1997. The Notes are unsecured general obligations of the Company and are subordinated to all senior indebtedness of the Company and to any existing and future indebtedness of the Company's subsidiaries.


     The Notes contain covenants that, among other things, limit the ability of the Company to incur additional indebtedness, pay dividends, engage in transactions with shareholders and affiliates, create liens, sell assets, engage in mergers and consolidations and make investments in unrestricted subsidiaries. Specifically, the Notes restrict the Company from incurring indebtedness (exclusive of the Notes) in excess of approximately $51.0 million, if after giving effect to the incurrence of such additional indebtedness and the receipt and application of the proceeds therefrom, the Company's interest coverage ratio is less than 2.5:1 or adjusted consolidated net tangible assets is less than 150% of the aggregate indebtedness of the Company. The Company currently meets and, on a pro forma basis giving effect to the Transactions, will continue to meet these ratios and accordingly is not limited in its ability to incur additional debt.

                STOCKHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

     Stockholders' proposals to be presented at the 1998 Annual Meeting of Stockholders of the Company must be received by the Company no later than December 31, 1997 for inclusion in the Company's Proxy Statement and proxy card related to the 1998 Annual Meeting.

                                    EXPERTS

     The consolidated financial statements of the Company as of December 31, 1995 and 1996 and for each of the three years in the period ended December 31, 1996 have been incorporated by reference herein in reliance upon the report of Arthur Andersen LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of such firm as experts in accounting and auditing.

Denver, Colorado
September   , 1997

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS OF THE COMPANY

     The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1997 and the related Pro Forma Condensed Consolidated Statement of Operations for the Six Months then Ended and the Year Ended December 31, 1996, give effect to the Gerrity Acquisition and the Transactions. The pro forma consolidated financial statements are based upon the assumptions set forth in the accompanying notes to such statements. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable under the circumstances.


     The pro forma consolidated financial statements as adjusted comprise historical financial data that have been retroactively adjusted or combined to reflect the effect of the Gerrity Acquisition and the Transactions on the historical financial statements incorporated by reference or included elsewhere in this Proxy Statement. The Unaudited Pro Forma Condensed Consolidated Balance Sheet at June 30, 1997 was prepared as if the Transactions were consummated on June 30, 1997, the related Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 1997 was prepared as if the Transactions were consummated on January 1, 1997 and the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1996 was prepared as if both the Gerrity Acquisition and the Transactions were consummated on January 1, 1996. The historical information provided under the heading "Gerrity Acquisition" in the statement of operations for the year ended December 31, 1996, includes results for Gerrity for the period from January 1, 1996 until its purchase on May 2, 1996. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the related historical financial statements and are not necessarily indicative of the results that would have actually occurred had the Gerrity Acquisition and the Transactions been consummated on the dates or for the period indicated or which may occur in the future.

                          PATINA OIL & GAS CORPORATION

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1997
                                 (IN THOUSANDS)


                                                          PATINA          PRO FORMA        UNAUDITED
                                                        HISTORICAL       ADJUSTMENTS       PRO FORMA
                                                        ----------       -----------       ---------
                                               ASSETS
Current assets........................................   $  29,610        $                $  29,610
Oil and gas properties and equipment, net.............     382,573                           382,573
Other noncurrent assets, net..........................       1,334                             1,334
                                                          --------                          --------
                                                         $ 413,517                         $ 413,517
                                                          ========                          ========

                                LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities...................................   $  27,729        $                $  27,729
Long-term debt........................................     182,685             (796)(b)      183,185
                                                                              1,296(e)
Other noncurrent liabilities..........................       5,561                             5,561
Stockholders' equity
  Preferred stock, $.01 par...........................          15               23(a)            38
  Common stock, $.01 par..............................         188              (65)(b)          132
                                                                                  1(a)
                                                                                  3(c)
                                                                                  5(d)
  Capital in excess of par value......................     189,620          (58,289)(b)      194,753
                                                                             56,976(a)
                                                                              2,997(c)
                                                                              4,745(d)
                                                                             (1,296)(e)
  Deferred compensation...............................          --           (4,750)(d)       (4,750)
  Notes receivable from Management Investors..........          --             (850)(c)         (850)
  Retained earnings...................................       7,719                             7,719
                                                          --------                          --------
                                                           197,542                           197,042
                                                          --------                          --------
                                                         $ 413,517                         $ 413,517
                                                          ========                          ========


        The accompanying notes are an integral part of these statements.

                          PATINA OIL & GAS CORPORATION

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                         PATINA        PRO FORMA            UNAUDITED
                                                       HISTORICAL     ADJUSTMENTS           PRO FORMA
                                                       ----------     -----------           ---------
REVENUES
  Oil and natural gas sales..........................   $ 52,113        $                    $52,113
  Other..............................................        227                                 227
                                                         -------                             -------
                                                          52,340                              52,340
                                                         -------                             -------
EXPENSES
  Direct Operating...................................      9,322                               9,322
  Exploration........................................         62                                  62
  General and administrative.........................      2,611            184(g)             3,745
                                                                            950(h)
  Interest and other.................................      8,485             18(f)             8,503
  Depletion, depreciation, and amortization..........     24,776                              24,776
                                                         -------                             -------
                                                          45,256                              46,408
                                                         -------                             -------
Income before taxes..................................      7,084                               5,932
                                                                                             -------
Provision for (benefit from) income taxes............         --                                  --
                                                         -------                             -------
Net income...........................................      7,084                               5,932
Dividends on preferred stock.........................      1,330          2,448(i)             3,778
                                                         -------                             -------
Net income applicable to common stock................   $  5,754                             $ 2,154
                                                         =======                             =======
Net income per share.................................   $   0.30                             $   .16
                                                         =======                             =======
Weighted average shares outstanding..................     18,921         (5,584)(b)(c)        13,337
                                                         =======                             =======


        The accompanying notes are an integral part of these statements.

                          PATINA OIL & GAS CORPORATION

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                              GERRITY                                   UNAUDITED
                                  PATINA        GERRITY      PRO FORMA      UNAUDITED   TRANSACTION     PRO FORMA
                               (HISTORICAL)   ACQUISITION   ADJUSTMENTS     PRO FORMA   ADJUSTMENTS    AS ADJUSTED
                               ------------   -----------   -----------     ---------   -----------    -----------
REVENUES
  Oil and gas sales...........   $ 82,185       $16,540       $             $  98,725     $             $  98,725
  Other.......................      1,003           410                         1,413                       1,413
                                   ------        ------                      --------                    --------
                                   83,188        16,950                       100,138                     100,138
                                   ------        ------                      --------                    --------
EXPENSES
  Direct Operating............     14,519         2,841           525(j)       17,718                      17,718
                                                                 (167)(k)
  Exploration.................        224           434                           658                         658
  General and
     administrative...........      6,151         2,275          (476)(k)       7,425         369(g)        8,744
                                                                 (525)(j)                     950(h)
  Interest and other..........     14,304         4,533           361(l)       19,198          35(f)       19,233
  Depletion, depreciation, and
     amortization.............     44,822         8,968        (2,127)(m)      51,663                      51,663
                                   ------        ------       -------        --------                    --------
                                   80,020        19,051                        96,662                      98,016
                                   ------        ------                      --------                    --------
  Income (loss) before
     taxes....................      3,168        (2,101)                        3,476                       2,122
                                   ------        ------
  Provision for (benefit from)
     income taxes.............       (394)         (714)        1,108(n)           --                          --
                                   ------        ------       -------        --------                    --------
  Net income (loss)...........      3,562        (1,387)                        3,476                       2,122
                                                 ------                      --------                    --------
  Dividends on preferred
     stock....................      2,129         1,518          (802)(o)       2,845       5,002(i)        7,847
                                   ------        ------                      --------                    --------
  Net income (loss) applicable
     to common stock..........   $  1,433       $(2,905)                    $     631                   $  (5,725)
                                   ======        ======                      ========                    ========
  Net income (loss) per
     share....................   $   0.08                                   $     .03                   $   (0.40)
                                   ------                                    --------                    --------
  Weighted average shares
     outstanding..............     17,796                                      19,787                      14,203
                                   ======                                    ========                    ========


        The accompanying notes are an integral part of these statements.

                          PATINA OIL & GAS CORPORATION

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

     The unaudited pro forma condensed consolidated financial statements reflect the adjustments described below.

BALANCE SHEET


     (a) To reflect the issuance of 2,280,000 shares of New Preferred Stock at $25.00 per share and 100,000 shares of Common Stock to the New Preferred Stock Investors for estimated net proceeds of $57.0 million. The estimated net proceeds will be used to repurchase common shares from SOCO. The New Preferred Stock is being recorded at a $950,000 discount, representing the estimated fair value of the 100,000 common shares issued to the New Preferred Stock Investors. The 100,000 common shares issued to the New Preferred Stock Investors have been accounted for as equity with the allocation of the net proceeds received from the sale of the New Preferred Stock to be allocated to the New Preferred Stock and Common Stock based upon the relative fair value of the securities at the date of issuance. Under the Preferred Stock Purchase Agreement, the New Preferred Stock Investors have agreed to purchase in the aggregate a minimum of $40.0 million and a maximum of $63.0 million of New Preferred Stock.



     (b) To reflect the Patina Share Repurchase of 6,500,000 common shares from SOCO at $8.98 per share for $58,353,750. The Patina Share Repurchase will be financed with proceeds from issuance of 2,280,000 shares of New Preferred Stock to the New Preferred Stock Investors (the amount that management believes is most likely to be issued), the issuance of 315,789 shares of Common Stock to the Management Investors and $500,000 of borrowings under the Company's bank credit facility.



     (c) To reflect the sale of 315,789 restricted common shares to the Management Investors at $9.50 per share. The Company will loan 85% or $850,000 of the purchase price to the Management Investors, excluding Mr. Edelman. The $850,000 has been reflected as a contra account within the equity section on the balance sheet.



     (d) To reflect the granting of 500,000 restricted common shares to the Management Investors. These restricted common shares have been accounted for as deferred compensation within the equity section on the balance sheet at the estimated fair value of $9.50 per share and also shown as a related reduction in equity and expensed over the five year vesting period.



     (e) To record the estimated costs incurred in conjunction with the Transactions.


STATEMENT OF OPERATIONS


     (f) To adjust interest expense to reflect the increase in bank borrowings under the Company's Credit Agreement due to the shortfall in proceeds netted from the issuance of $57.0 million of New Preferred Stock, the Management Investors purchase of restricted Common Stock, and the repurchase of $58.3 million of common stock owned by SOCO, net of transaction costs.



     (g) To reflect the terms of the employment agreement entered into with Mr. Edelman concurrently with the Transactions (annual salary adjusted from $265,000 to $350,000 and bonus award increased to maximum targeted amount).



     (h) To reflect the compensation expense associated with the Management Investors stock grant (100,000 common shares vested annually at an estimated fair value of $9.50 per share).



     (i) To reflect the non-cash dividends on 2,280,000 shares of New Preferred Stock issued to the New Preferred Stock Investors. The Company has the ability to issue up to 2,520,000 shares of New Preferred Stock. For each additional 100,000 shares of New Preferred Stock issued, the six month dividends and annual dividends would increase by $107,000 and $219,000, respectively.

                          PATINA OIL & GAS CORPORATION

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS -- (CONTINUED)


     (j) To conform the financial statement presentation by Gerrity of various overhead changes and recoveries to a basis consistent with that of the Company.



     (k) To reflect the reduction in direct operating and general and administrative expenses that result from the elimination of redundant personnel, lease space and other corporate services.



     (l) To adjust interest expense to reflect the refinancing or payment of:
(i) $1,200,000 (or 1.20%) of Gerrity's 11 3/4% Senior Subordinated Notes (the "Notes"); (ii) Gerrity's bank borrowings under the terms of the Company's bank credit facility; (iii) the payable to parent; and (iv) transaction costs. The interest expense reflects the Eurodollar Margin set forth in the current bank credit agreement, which margin was applied to the current Eurodollar Rate resulting in an average borrowing rate of approximately 6.75%.



     (m) To adjust depletion, depreciation and amortization of oil and gas properties based on the purchase price allocated to Gerrity oil and gas properties and the use of a combined depletion, depreciation and amortization rate.



     (n) To record the estimated provision for income taxes to reflect the anticipated effective income tax rate of the combined entity after the Gerrity Acquisition.



     (o) To reduce dividends paid on Gerrity Preferred Stock reflecting the exchange of all Gerrity Preferred Stock into Old Preferred Stock.

                                    ANNEX A

                           SHARE REPURCHASE AGREEMENT

                                                                  CONFORMED COPY

                           SHARE REPURCHASE AGREEMENT

     This Share Repurchase Agreement (this "Agreement") is dated as of July 31, 1997 by and between Snyder Oil Corporation, a Delaware corporation ("SOCO") and Patina Oil & Gas Corporation, a Delaware corporation ("Patina").

     WHEREAS, SOCO owns beneficially and of record 14,000,000 shares (the "Shares") of Common Stock of Patina ("Common Stock"), 2,000,000 of which are designated Series A Common Stock;

     WHEREAS, SOCO and Patina have entered into that certain Registration Rights Agreement dated as of May 2, 1996 (the "Registration Rights Agreement"), pursuant to which SOCO has certain rights to cause Patina, at its expense, to register the sale of Shares by SOCO under the Securities Act of 1933, as amended (the "Securities Act");

     WHEREAS, SOCO desires, subject to the terms and conditions set forth in this Agreement, to sell all of the Shares through a combination of: (i) an underwritten secondary offering of a portion of the Shares by SOCO (the "Offering") and (ii) a repurchase of any Shares not sold in the Offering by Patina, which repurchase would be consummated simultaneously with the consummation of the Offering (the "Repurchase");

     WHEREAS, SOCO and Patina acknowledge that certain third parties may have an interest in pursuing an acquisition of all or a portion of the capital stock of Patina, and that it would be in the best interests of Patina and its stockholders to permit those third parties ("Prospective Purchasers") to review certain confidential information relating to Patina and its assets, liabilities and operations, provided that such Prospective Purchasers execute a confidentiality and standstill agreement mutually acceptable to SOCO and Patina;

     WHEREAS, concurrently with the execution and delivery of this Agreement, Patina and certain investors (the "Investors") have entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") pursuant to which such investors have agreed to acquire shares of 8.5% Convertible Preferred Stock (the "New Preferred Stock"), of Patina on the terms and subject to the conditions set forth therein;

     WHEREAS, concurrently with the execution and delivery of this Agreement, SOCO has granted options to the Investors (or, in certain instances, affiliates thereof) to purchase an aggregate of 2,000,000 shares of Common Stock pursuant to Stock Option Agreements with such optionees (the "Stock Option Agreement");

     NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Demand Registration. Pursuant to Section 2(A) of the Registration Rights Agreement, SOCO hereby requests registration of at least 5,000,000 Shares and not more than 7,500,000 Shares (in each case, before giving effect to any underwriter's overallotment option). Patina acknowledges that such request has been made in accordance with the Registration Rights Agreement and satisfied the requirements set forth in Section 2(A). Notwithstanding any provision in this Agreement to the contrary, SOCO reserves the right, in its absolute and sole discretion, to withdraw the Shares from the Offering at any time prior to the Distribution Date (as defined below) by giving notice to Patina.

     2.  Repurchase.

     (a) If the Offering is consummated, Patina hereby agrees to purchase from SOCO, and SOCO agrees to sell to Patina, any Shares owned by SOCO at the time of the consummation of the Offering (the "Closing") that are not sold by SOCO to the underwriters at the Closing.

     (b) Notwithstanding the foregoing, if the consummation of the Offering and the Repurchase would result in a Qualifying Termination Event specified in
Section 2(a)(iv)(y) of the Stock Option Agreements, then Patina shall not purchase any shares subject to the options granted in the Stock Option Agreements unless and until any Shares underlying options granted under the Stock Option Agreements have not been purchased upon exercise thereof, in which case Patina shall purchase all such Shares on the second business day following the expiration of such options.

     (c) Any Shares required to be repurchased by Patina pursuant to this
Section 2 shall be repurchased for a purchase price equal to the public offering price in the Offering less underwriters' discounts and commissions, in each case as shown on the cover page of the final prospectus for the Offering, but without any deduction for expenses (the "Net Offering Price").

     (d) Notwithstanding the foregoing, upon the occurrence of a First Reserve Funding Delay, then Patina shall not be required to purchase a number of Shares equal to the First Reserve Shares until the "Fund VII Amount" (as defined in the Stock Purchase Agreement) is funded by First Reserve Fund VII, Limited Partnership ("First Reserve") and Patina shall pay as additional consideration for the First Reserve Shares interest on the Fund VII Amount based upon the Applicable Rate, with interest accruing from the Closing Date until the receipt by SOCO of the Fund VII Amount.

          (i) The term "Applicable Rate" shall mean an interest rate per annum equal to (A) 1% plus (B) an interest rate per annum shown on page 3750 of the Dow Jones & Company Telerate screen or any successor page as the composite offered rate for London interbank deposits with a period equal to one month as shown under the heading "USD", as of 11:00 A.M. (London time) on the day of the Closing; provided that the applicable rate determined pursuant to this definition shall be rounded to the nearest whole multiple of 1/16 of 1% per annum, if such rate is not such a multiple.

          (ii) A "First Reserve Funding Delay" shall occur if First Reserve shall not have delivered funds to Patina at the Closing but instead shall have delivered to Patina an irrevocable, unconditional commitment to fund the Fund VII Amount within ten business days after delivery of the Notice of Issuance in accordance with the Stock Purchase Agreement.

          (iii) The term "First Reserve Shares" shall mean the maximum number of whole shares of Common Stock that can be purchased with the First Reserve Amount at a purchase price equal to the Net Offering Price.

          (iv) The term "Notice of Issuance" shall have the meaning set forth in the Stock Purchase Agreement.

     (e) If and to the extent that the underwriters in the Offering do not exercise any overallotment option (the "Overallotment Option") granted to them by SOCO in such a manner that such exercise can be consummated at the Closing, then Patina agrees to repurchase any Shares that remain subject to the Overallotment Option, but Patina shall acquire such Shares subject to such Overallotment Option.

     (f) Patina represents and warrants that it has sufficient surplus under the Delaware General Corporation Law in order to effect the Repurchase and agrees that it will not take any action that would cause it to cease to have sufficient surplus for such purpose.

     3.  Conditions to the Obligations of the Parties.

     (a) The obligations of both parties to consummate the transactions contemplated hereby shall be subject to the satisfaction or waiver of the following conditions:

          (i) The registration statement in connection with the Offering shall have become effective under the Securities Act, and no stop order shall have been issued in connection therewith; and

          (ii) Patina shall have received sufficient funds from the sale by Patina of capital stock and/or borrowings under Patina's existing credit facility to pay the full purchase price under the Repurchase; provided, however, that the occurrence of a First Reserve Funding Delay shall be deemed receipt of the Fund VII Amount for purposes of this clause (ii).

     (b) In addition to the conditions set forth in Section 3(a), the obligations of SOCO to consummate the transactions contemplated hereby shall be subject to the satisfaction or waiver of the following conditions:

          (i) The representations and warranties of Patina contained herein shall be made again as of the Closing, and such representations and warranties shall be true and correct in all material respects as of the date hereof and the Closing, and Patina shall have provided SOCO with an officer's certificate to such effect;

          (ii) Patina shall have materially complied with its covenants to be complied with under this Agreement and the Registration Rights Agreement prior to the Closing, and Patina shall have provided SOCO with an officer's certificate to such effect;

          (iii) The Net Offering Price in the Offering shall not be less than $7.0875 per Share;

          (iv) The Offering shall have been consummated with respect to at least 5 million Shares on or prior to the earlier of (A) the termination of the Offering Period (as defined below) and (B) 90 days after the date hereof;


          (v) Documents in form reasonably acceptable to SOCO terminating the Business Opportunity Agreement (the "Business Opportunity Agreement") and the Corporate Services Agreement (the "Corporate Services Agreement"), each of which is between SOCO and Patina and each of which is dated as of May 2, 1996, shall have been executed and delivered by Patina, effective as of the Closing; and


          (vi) A Transition Agreement in such form as shall be mutually agreeable to SOCO and Patina in their reasonable judgment shall have been executed by Patina (the "Transition Agreement"), effective as of the Closing.

     (c) In addition to the conditions set forth in Section 3(a), the obligations of Patina to consummate the transactions contemplated hereby shall be subject to the satisfaction or waiver of the following conditions:

          (i) SOCO shall have complied with its covenants to be complied with under this Agreement and the Registration Rights Agreement prior to the Closing, and SOCO shall have provided Patina with an officer's certificate to such effect;

          (ii) John C. Snyder and William J. Johnson shall have tendered their resignations as directors of Patina, effective as of the Closing;


          (iii) Documents in form reasonably acceptable to Patina terminating the Business Opportunity Agreement and the Corporate Services Agreement shall have been executed and delivered by SOCO, effective as of the Closing; and


          (iv) The Transition Agreement shall have been executed and delivered by SOCO, effective as of the Closing.

        4.  Expenses.

     (a) The following terms shall have the following respective definitions:

          (i) "Sale Transaction" shall mean an acquisition (by tender offer, exchange offer, merger, consolidation, share exchange or otherwise) by a third party of Patina (or its shares or assets) in which such third party acquires, directly or indirectly, at least a majority of the combined voting power of the outstanding capital stock of Patina.

          (ii) "Company Sale Transaction" shall mean a Sale Transaction that is
     (A) approved by the Independent Committee (as defined in the Confidentiality and Standstill Agreement described below) or (B) in which the holders of a majority of the Common Stock (excluding any shares beneficially owned by SOCO or any subsidiary thereof) sell or otherwise transfer their shares pursuant to such Sale Transaction.

          (iii) "SOCO Sale Transaction" shall mean a Sale Transaction other than a Company Sale Transaction.


          (iv) "Applicable Period" shall mean the period beginning on the date hereof and ending 12 months following any termination of this Agreement or withdrawal of shares from the Offering (whichever is earlier); provided, however, that with respect to any Sale Transaction involving an acquiror that does not visit Patina's data room after July 1, 1997 and prior to the Distribution Date, the term Applicable Period shall mean the period beginning on the date hereof and ending six months following any termination of this Agreement or withdrawal of shares from the Offering (whichever is earlier).


     (b) If (i) the Offering is not consummated for any reason and (ii) a SOCO Sale Transaction is consummated prior to the end of the Applicable Period, then SOCO shall pay Patina a non-accountable expense reimbursement of $2 million.

     (c) If (i) the Offering is not consummated for any reason and (ii) a Company Sale Transaction is consummated prior to the end of the Applicable Period, then SOCO shall not be obligated to pay any of Patina's costs or expenses and Patina shall be solely responsible therefor.

     (d) If (i) the Offering is not consummated for any reason and (ii) neither a SOCO Sale Transaction nor a Company Sale Transaction is consummated prior to the end of the Applicable Period, then SOCO shall pay Patina a non-accountable expense reimbursement of $500,000; provided, however, that no such reimbursement shall be required if any of the conditions set forth in Section 3(b)(i) or 3(b)(ii) shall not have been satisfied.

     (e) If the Offering and Repurchase are consummated, then SOCO shall not be obligated to pay any of Patina's costs or expenses and Patina shall be solely responsible therefor.

     (f) Except as otherwise expressly provided in this Agreement or the Registration Rights Agreement, each party shall be responsible for its expenses in connection with the transactions contemplated by this Agreement.

     5.  Taking of Necessary Action; Cooperation and Exchange of Information.

     (a) Each of the parties hereto agrees to use all reasonable efforts promptly to take or cause all action and promptly to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, SOCO agrees to vote in favor of any matter submitted to Patina's stockholders by Patina that is required by law or applicable securities exchange regulation to be approved by Patina's stockholders in order to consummate the transactions contemplated by the Stock Purchase Agreement. Notwithstanding the foregoing provisions of this paragraph
(a), SOCO's obligations under this paragraph (a) shall be subject to the provisions of the final sentence of Section 1 hereof and the parties acknowledge that SOCO may continue to pursue the sale of all or part of its Shares to one or more Prospective Purchasers.


     (b) Patina agrees that it will not issue directly or indirectly any equity securities of Patina or any subsidiary of Patina or any securities exercisable for or convertible into any such equity securities, or agree to do so, unless the consummation of the issuance thereof is conditioned upon the occurrence of the sale by SOCO of all shares of Common Stock held by SOCO prior to or simultaneously with such issuance. Patina will promptly provide SOCO with true and complete copies of any agreements entered into by Patina in connection with the foregoing, and shall not amend or waive any covenant or condition contained in any such agreement in a manner that is inconsistent with the provisions of this paragraph (b). Notwithstanding the foregoing, Patina may issue equity securities as consideration in acquisition transactions so long as the aggregate fair market value of any equity securities so issued does not exceed $10 million. For purposes of this paragraph (b), the fair market value of Common Stock shall be the closing price on the New York Stock Exchange on the trading day immediately preceding the consummation of the applicable acquisition transaction and for any other equity security shall be determined by in good faith by the Board of Directors of Patina.

     (c) Patina and SOCO agree to (and to use all reasonable efforts to cause their respective officers, directors, employees, underwriters and advisors to) cooperate with each other in connection with the Offering, the Repurchase and the investigation of Patina by Prospective Purchasers, and to promptly disclose to each other any material developments in connection with such activities. Patina agrees that it will conduct its business in the ordinary course of business, consistent with past practice. Except in the ordinary course of business, neither Patina nor any of its officers, directors, employees, underwriters or advisors will contact any of the Prospective Purchasers without reasonable advance notice to SOCO. Furthermore, Patina agrees that neither it nor any of its officers, directors, employees, underwriters or advisors will enter into any material acquisition transaction or discuss any such transaction with any Prospective Purchaser or any other third party, without reasonable advance notice to SOCO.

     (d) Patina hereby represents and covenants to SOCO that any proxy statement distributed by Patina to its stockholders in connection with the transactions contemplated hereby and any related proxy soliciting material (and any amendments or supplements thereto), on the date filed with the Securities and Exchange Commission on the date mailed to Patina's stockholders, and on the date of any related stockholder meeting, will comply in all material respects with all applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, however, that no representation or covenant is given in this paragraph (d) with respect to information furnished in writing by SOCO for use by Patina in any such proxy statement or proxy soliciting materials.

     6.  Confidentiality and Standstill Agreement.

     (a) SOCO hereby agrees that prior to any Prospective Purchaser's being given access to any confidential information regarding Patina or its assets, liabilities or operations, such Prospective Purchaser must execute a Confidentiality and Standstill Agreement substantially in the form attached hereto as Appendix I, and Patina agrees that any significant, substantive modifications to the form of any such agreement will be submitted to SOCO for its approval prior to the execution thereof by a Prospective Purchaser. For purposes of this Agreement, a change to the Confidentiality and Standstill Agreement that adversely affects SOCO's rights shall be deemed, without limitation, a "significant, substantive modification." Furthermore, Patina will not enter into an amendment to any such agreement without the prior consent of SOCO.

     (b) SOCO agrees it will not take any action one of the intended consequences of which is to permit any Prospective Purchaser to enjoy a right denied to such Prospective Purchaser in its Confidentiality and Standstill Agreement or avoid an obligation or restriction set forth in such agreement.

     (c) SOCO hereby agrees that for a 30-day period (the "Offering Period") commencing on the date that a preliminary prospectus relating to the Offering is broadly distributed to prospective offerees in the Offering (the "Distribution Date"), SOCO and its affiliates will (i) cease all discussions and contacts with any Prospective Purchasers (regardless of whether previously contacted by SOCO) with respect to the acquisition of securities or assets of Patina, (ii) not take any action with respect to, or in pursuit of, the acquisition of securities or assets of Patina by any third party, and (iii) not resume any such activities prior to the end of the Offering Period. Patina will give SOCO at least seven calendar days' notice of the expected Distribution Date (which will not be prior to the date that is 45 days after the date hereof) and in no event shall the restrictions set forth in this paragraph commence until seven days after the most recent such notice to SOCO by Patina.

     7. Amendments. This Agreement may be amended or modified upon the written consent thereto of Patina and SOCO.

     8. Termination. This Agreement may be terminated upon by SOCO upon the failure of any condition set forth in Section 3(a) or 3(b) upon five business days notice to Patina. This Agreement may be terminated upon by Patina upon the failure of any condition set forth in Section 3(a) or 3(c) upon five business days notice to SOCO.

     9. Assignments. This Agreement shall be binding on and inure to the benefit of the respective successors and assigns of the parties hereto.

     10. Entire Agreement; Governing Law. This Agreement constitutes the entire agreement of the parties relating to the subject matter hereof and all prior or contemporaneous written or oral agreements are merged herein. This Agreement shall be governed by the laws of the State of Delaware.

     11. Notices. Any notice, request, instruction, correspondence or other document to be given hereunder by either party to the other (herein collectively called "Notice") shall be in writing and delivered personally or mailed, postage prepaid, or by telegram or telecopier, as follows:

     If to SOCO:

     Snyder Oil Corporation
     777 Main Street, Suite 2500
     Fort Worth, Texas 76012
     Phone: (817) 882-5905
     Telecopy No.: (817) 882-5982
     Attention: General Counsel

     With a copy to:

     Vinson & Elkins L.L.P.
     2300 First City Tower
     1001 Fannin
     Houston, Texas 77002
     Phone: (713) 758-2346
     Telecopy No.: (713) 758-2346
     Attention: J. Mark Metts, Esq.

     If to Patina:

     Patina Oil & Gas Corporation
     1625 Broadway
     Denver, Colorado 80202
     Attention: General Counsel
     Phone: (303) 389-3600
     Telecopy No.: (303) 595-7407

     With copies to:

     Thomas J. Edelman
     Chairman of Patina Oil & Gas Corporation
     667 Madison Avenue, 22nd Floor
     New York, New York 10021
     Phone: (212) 371-1117
     Telecopy No.: (212) 888-6877

     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017
     Phone: (212) 455-2000
     Telecopy No.: (212) 455-2502
     Attention: Robert L. Friedman, Esq.

Notice given by personal delivery or mail shall be effective upon actual receipt. Notice given by telegram or telecopier shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. Any party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

     12. Counterparts. This Agreement may be executed in multiple counterparts, each of which taken together shall constitute one and the same instrument.

     13. References to Other Agreements. To the extent that this Agreement refers to any other agreement, or any provision thereof, such reference shall be deemed to be to such agreement or provision in the form initially executed by the parties thereto (regardless of whether such agreement or provision is amended) unless and to the extent that (a) such amendment does not adversely affect the non-signing party or (b) the non-signing party consents in writing to such amendment.

     IN WITNESS WHEREOF, SOCO and Patina have caused this Agreement to be signed by their respective officers thereunto duly authorized.

                                          SNYDER OIL CORPORATION

                                          By: /s/   PETER E. LORENZEN
                                            ------------------------------------
                                            Name: Peter E. Lorenzen
                                            Title: Vice President

                                          PATINA OIL & GAS CORPORATION

                                          By: /s/   THOMAS J. EDELMAN
                                            ------------------------------------
                                            Name: Thomas J. Edelman
                                            Title: Chairman

                                    ANNEX B

                       PREFERRED STOCK PURCHASE AGREEMENT

                                                                  CONFORMED COPY

                            STOCK PURCHASE AGREEMENT

                                     AMONG

                          PATINA OIL & GAS CORPORATION

                                      AND

                           THE INVESTORS NAMED HEREIN

                           DATED AS OF JULY 31, 1997

                               TABLE OF CONTENTS


                                                                                           PAGE
                                                                                           ----
                                      ARTICLE I.
                                      Definitions                                            2
Section 1.01.   Definitions............................................................      2
                                      ARTICLE II.
                  Sale and Purchase of the 8.5% Convertible Preferred
                     Stock, Common Stock and Related Transactions                            4
Section 2.01.   Sale and Purchase of the Preferred Stock and Common Stock..............      4
Section 2.02.   Closing................................................................      5
                                     ARTICLE III.
                            Representations and Warranties                                   5
Section 3.01.   Representations and Warranties of the Company..........................      5
Section 3.02.   Representations and Warranties of Investors............................     11
                                      ARTICLE IV.
                         Additional Agreements of the Parties                               12
Section 4.01.   Taking of Necessary Action.............................................     12
Section 4.02.   Conduct of Business....................................................     12
Section 4.03.   Notification of Certain Matters........................................     13
Section 4.04.   Access to Information..................................................     13
Section 4.05.   Restrictions on Sale or Transfer; Legend...............................     13
Section 4.06.   Designated Directors...................................................     14
Section 4.07.   New York Stock Exchange Listing........................................     14
Section 4.08.   Use of Proceeds........................................................     14
Section 4.09.   Approval by Company's Stockholders.....................................     14
Section 4.10.   No Additional Shares...................................................     14
                                      ARTICLE V.
                                 Conditions Precedent                                       15
Section 5.01.   Conditions to Each Party's Obligations to Effect each Closing..........     15
Section 5.02.   Conditions to the Investors' Obligations...............................     15
Section 5.03.   Conditions to the Company's Obligations to any Closing.................     16
Section 5.04.   Conditions to the Company's Obligations to the Initial Closing.........     16
                                      ARTICLE VI.
                                  Registration Rights                                       17
Section 6.01.   Definition of Registrable Shares.......................................     17
Section 6.02.   Demand Registration....................................................     17
Section 6.03.   Piggyback Registration.................................................     18
Section 6.04.   Registration Procedures................................................     19
Section 6.05.   Conditions and Limitations.............................................     21
Section 6.06.   Information from and Certain Covenant of Holders of Registrable
                Shares.................................................................     22

                                                                                           PAGE
                                                                                           ----
Section 6.07.   Registration Expenses..................................................     22
Section 6.08.   Indemnification; Contributions.........................................     22
                                     ARTICLE VII.
                       Standstill and Confidentiality Provisions                            24
Section 7.01.   Certain Definitions....................................................     24
Section 7.02.   Confidentiality Covenants..............................................     25
Section 7.03.   Acquisition of Company Voting Securities...............................     26
Section 7.04.   Distribution of the Company Voting Securities..........................     26
Section 7.05.   Proxy Solicitations, etc...............................................     27
Section 7.06.   No Voting Trusts, Pooling Agreements, or Formation of "Groups".........     27
Section 7.07.   Limitation on Various Other Actions....................................     27
Section 7.08.   Acquisition Proposals..................................................     28
Section 7.09.   Term of Standstill and Confidentiality Provisions......................     29
                                     ARTICLE VIII.
                                         Term                                               29
Section 8.01.   Termination............................................................     29
Section 8.02.   Effect of Termination..................................................     29
Section 8.03.   Termination Fee........................................................     29
                                      ARTICLE IX.
                                     Miscellaneous                                          30
Section 9.01.   Survival of Representations, Warranties and Agreements.................     30
Section 9.02.   Notices................................................................     30
Section 9.03.   Entire Agreement; Amendment............................................     30
Section 9.04.   Counterparts...........................................................     31
SECTION 9.05.   GOVERNING LAW..........................................................     31
Section 9.06.   Public Announcements...................................................     31
Section 9.07.   Expenses...............................................................     31
Section 9.08.   Indemnification........................................................     31
Section 9.09.   Successors and Assigns.................................................     33
Section 9.10.   No Third Party Rights..................................................     33
Section 9.11.   Specific Performance...................................................     33
Section 9.12.   Captions...............................................................     33
Section 9.13.   Severability...........................................................     33
Section 9.14.   Mutual Waiver of Jury Trial............................................     33
Section 9.15.   Jurisdiction...........................................................     33
Section 9.16.   References to Other Agreements.........................................     33

                                    EXHIBITS

A     -- Form of Share Repurchase Agreement
B     -- Form of SOCO Option Agreement
C     -- Form of Notice of Issuance
D     -- Form of Certificate of Designations
                                          SCHEDULES
I     -- Schedule of Investors' Commitments
II    -- Company's Disclosure Schedules
5.02  -- Additional Certificates, Opinions, Etc.

     STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of July 31, 1997, among Patina Oil & Gas Corporation, a Delaware corporation (the "Company"), and each of the investors who execute signature pages hereto (each an "Investor" and collectively, the "Investors").

                             W I T N E S S E T H :

     WHEREAS, each of the Investors has severally agreed to purchase in up to two purchases, and the Company has agreed to sell, subject to the terms and conditions of this Agreement, up to the aggregate number of shares of the Company's 8.5% Convertible Preferred Stock, par value $.01 per share (the "8.5% Convertible Preferred Stock"), set forth opposite such Investor's name on
Schedule I hereto, and an aggregate of 100,000 shares of the Company's Common Stock, par value $.01 per share ("Common Stock");

     WHEREAS, prior to or at about the time of the execution and delivery of this Agreement, the Company shall have filed a Registration Statement on Form S-3 in connection with the registration and sale on behalf of Snyder Oil Corporation, the majority stockholder of the Company ("SOCO") of up to 8,625,000 shares of the Company's Common Stock, owned by SOCO (such registration and sale, the "Secondary Stock Offering"), and the consummation of the sale of Common Stock by SOCO pursuant to the Secondary Stock Offering shall be a condition precedent to the initial issuance and sale by the Company of shares of 8.5% Convertible Preferred Stock hereunder;

     WHEREAS, substantially simultaneously with the execution and delivery of this Agreement, the Company and SOCO shall have entered into a Share Repurchase Agreement (the "Share Repurchase Agreement"), a copy of which is attached hereto as Exhibit A, pursuant to which the Company has agreed to repurchase from SOCO all of the remaining shares of Common Stock owned by SOCO which have not been sold by SOCO in the Secondary Stock Offering at a purchase price per share equal to the net offering price (after deduction of the underwriters' commissions and discounts) (such price, the "Net Offering Price") of the shares of Common Stock sold in the Secondary Stock Offering (such redemption, the "SOCO Stock Redemption");

     WHEREAS, substantially simultaneously with the execution and delivery of this Agreement, SOCO, the Company and each of the Investors (or one of such Investor's affiliates) and Thomas J. Edelman, Chairman, Chief Executive Officer and President of the Company ("Edelman"), shall have entered into one or more Option Agreements (collectively, the "SOCO Option Agreement"), a form of which is attached hereto as Exhibit B, pursuant to which SOCO has granted to the Investors (or their affiliates) and Edelman one or more options (collectively, the "Option on SOCO Shares") to purchase, on the terms and conditions set forth in the SOCO Option Agreement, up to 4,000,000 of the shares of Common Stock owned by SOCO if the Secondary Stock Offering and the SOCO Stock Redemption do not occur or if this Agreement terminates under circumstances set forth in
Section 8.03 hereof;

     WHEREAS, the Company contemplates that the proceeds (or a portion thereof) from the issuance of the 8.5% Convertible Preferred Stock sold hereunder, together with the proceeds of new borrowings under the Company's existing senior credit facility and restricted stock sales, will be used to pay the purchase price for the shares redeemed in the SOCO Stock Redemption, and the Company shall be entitled under and subject to the terms and conditions of this Agreement to determine, in its sole discretion, the aggregate number of shares of 8.5% Convertible Preferred Stock to be ultimately issued and sold hereunder to fund a portion of such purchase price;

     WHEREAS, in connection with the consummation of the Secondary Stock Offering, the SOCO Stock Redemption and issuance and sale of the 8.5% Convertible Preferred Stock hereunder, the Company contemplates issuing additional shares of Common Stock and granting shares of restricted Common Stock to certain senior executives of the Company as follows (collectively, such transactions are referred to herein as the "Management Stock Issuances"): (i) to Edelman, (A) the issuance and sale of $2,000,000 of shares of Common Stock to be purchased at a price per share equal to the gross offering price in the Secondary Stock Offering and (B) the grant of 350,000 shares of restricted Common Stock and (ii) to the Company's other senior executives, (A) the issuance and sale of an aggregate of $1,000,000 of shares of Common Stock to be purchased at a price per share equal to the gross offering price in the Secondary Stock Offering and (B) the grant of an aggregate of 150,000 shares of restricted Common Stock;

     NOW THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

                                   ARTICLE I.

                                  Definitions

     Section 1.01. Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

          "Affiliate" or "affiliate" shall mean, with respect to any person (the "target person"), any other person (the "affiliated person") which directly or indirectly controls or is controlled by or is under common control with such target person. As used in this definition, "control" (including its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

          "Agreement" shall have the meaning set forth in the recitals hereto.

          "Certificate of Designations" shall have the meaning set forth in
     Section 2.01.

          "Closing" shall mean the Initial Closing or the Second Closing, as the context may require.

          "Closing Date" shall mean the Initial Closing Date or the Second Closing Date, as the context may require.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Common Stock" shall have the meaning set forth in the recitals hereto.

          "Company" shall have the meaning set forth in the recitals hereto.

          "Company Plans" shall have the meaning set forth in Section 3.01(k).

          "Company Reports" shall have the meaning set forth in Section 3.01(i).

          "Company Stockholders' Approval" shall have the meaning set forth in
     Section 4.09(a).

          "Company's Disclosure Schedules" shall have the meaning set forth in
     Section 3.01.

          "Damages" shall have the meaning set forth in Section 9.08(a).

          "Demand Registration" shall have the meaning set forth in Section
     6.02.

          "Edelman" shall have the meaning set forth in the recitals hereto.

          "ERISA" shall have the meaning set forth in Section 3.01(k).

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Excluded Registration Statement" shall have the meaning set forth in
     Section 6.03.

          "Final Determination" shall have the meaning set forth in Section 9.08(f).

          "Fund VII" shall have the meaning set forth in Section 2.01(a).

          "Fund VII Amount" shall have the meaning set forth in Section 2.01(a).

          "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

          "Holder" or "Holders" shall have the meaning set forth in Section
     6.01.

          "HSR Act" shall have the meaning set forth in Section 3.01(g).

          "Indemnified Persons" shall have the meaning set forth in Section 9.08(a).

          "Initial Closing" or "Initial Closing Date" shall have the meaning set forth in Section 2.02(a).

          "Investor" or "Investors" shall have the meaning set forth in the recitals hereto.

          "knowledge" or "best knowledge" shall mean, with respect to any Person, the actual knowledge of the officers of such Person making such statement, assuming reasonable inquiry into the matter.

          "Management Stock Issuances" shall have the meaning set forth in the recitals hereto.

          "Material Adverse Effect" shall mean a material adverse effect on (a) the business, assets, liabilities, results of operations or financial condition of the Company and its subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement or
     (c) the validity or enforceability of this Agreement or the rights or remedies of the Investors hereunder.

          "Material Contracts" shall have the meaning set forth in Section 3.01(n).

          "Net Offering Price" shall have the meaning set forth in the recitals hereto.

          "Notice of Issuance" shall mean the notice of issuance certificate which may be delivered by the Company to the Investors in accordance with the provisions of Section 2.01, which shall be in the form attached hereto as Exhibit C.

          "NYSE" shall have the meaning set forth in Section 3.01(f).

          "Option on SOCO Shares" shall have the meaning set forth in the recitals hereto.

          "Person" or "person" shall mean an individual, corporation, association, partnership, trust, joint venture, business trust or unincorporated organization, or a government or any agency or political subdivision thereof.

          "PIK Period" shall mean, with respect to the 8.5% Convertible Preferred Stock, the two-year mandatory period during which the Company shall be obligated to issue pay-in-kind dividends on such stock.

          "Proxy Statement" shall have the meaning set forth in Section 4.09(b).

          "Registrable Shares" shall have the meaning set forth in Section 6.01.

          "Registration Expenses" shall have the meaning set forth in Section 6.07.

          "SEC" shall mean the United States Securities and Exchange Commission.

          "Second Closing" or "Second Closing Date" shall have the meaning set forth in Section 2.02(a).

          "Secondary Stock Offering" shall have the meaning set forth in the recitals hereto.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Share Repurchase Agreement" shall have the meaning set forth in the recitals hereto.

          "SOCO Option Agreement" shall have the meaning set forth in the recitals hereto.

          "SOCO Stock Redemption" shall have the meaning set forth in the recitals hereto.

          "SOCO" shall have the meaning set forth in the recitals hereto.

          "Subsidiary" or "subsidiary" shall mean, with respect to any corporation (the "parent") any other corporation, association or other business entity of which more than 50% of the shares of the voting stock are owned or controlled, directly or indirectly, by the parent or one or more Subsidiaries of the parent, or by the parent and one or more of its Subsidiaries.

          "Tax Returns" means any return, amended return or other report required to be filed with respect to any Tax, including declaration of estimated tax and information returns.

          "Taxes" means any federal, state, local or foreign taxes, including but not limited to income, gross receipts, windfall profits, value added, severance, property, production, sales, use, license, excise, franchise, employment, withholding or similar taxes, together with any interest, additions or penalties with respect thereto and any interest in respect of such penalties.

          "Transfer" shall have the meaning set forth in Section 4.05.

          "8.5% Convertible Preferred Stock" shall have the meaning set forth in the recitals hereto.

                                  ARTICLE II.

              Sale and Purchase of the 8.5% Convertible Preferred
                  Stock, Common Stock and Related Transactions

     Section 2.01.  Sale and Purchase of the Preferred Stock and Common
Stock. (a) Subject to all of the terms and conditions of this Agreement, and in reliance upon the representations and warranties hereinafter set forth, at the Initial Closing provided for in Section 2.02 hereof, the Company will sell to each Investor, and each Investor will purchase from the Company, up to the aggregate number of shares of 8.5% Convertible Preferred Stock set forth opposite such Investor's name on Schedule I hereto, plus that number (and no less than that number) of shares of Common Stock opposite such Investor's name on Schedule I hereto, for a purchase price of $25 per share of 8.5% Convertible Preferred Stock purchased. The Company shall deliver to each Investor, not less than three business days prior to the Initial Closing Date, a Notice of Issuance which sets forth the number of shares of 8.5% Convertible Preferred Stock to be sold to, and purchased by, each Investor; provided that the aggregate number of shares of 8.5% Convertible Preferred Stock to be issued and sold at the Initial Closing shall not be less than 1,600,000. To the extent the Initial Closing involves the sale of less than 2,520,000 shares of 8.5% Convertible Preferred Stock, then the shares purchased at such Closing shall be purchased pro rata by the Investors according to the amounts set forth in Schedule I. The 8.5% Convertible Preferred Stock will have the designations, relative rights, preferences and limitations set forth in the Company's Certificate of Incorporation and the Certificate of Designations in the form attached hereto as Exhibit D (the "Certificate of Designations"). If the Notice of Issuance is delivered to First Reserve Fund VII, Limited Partnership ("Fund VII") less than ten business days prior to any Closing, Fund VII shall not be required to fund its portion of the purchase price to be paid at such Closing (the "Fund VII Amount") until ten business days after delivery of such Notice of Issuance, provided that (A) Fund VII irrevocably and unconditionally commits to fund the "Fund VII Amount" at the same time as other Investors fund such Closing and (B) the Company shall place in escrow with counsel to the Company the securities to be purchased with the Fund VII Amount and other Closing documents delivered at such Closing until Fund VII pays to the Company the Fund VII Amount as set forth above.


     (b) Subject to all of the terms and conditions of this Agreement, and in reliance upon the representations and warranties hereinafter set forth, at the Second Closing (if any) provided for in Section 2.02 hereof, the Company will sell to each Investor, and each Investor will purchase from the Company, for a purchase price of $25 per share, a number of shares of 8.5% Convertible Preferred Stock not to exceed the difference of (i) the aggregate number of shares of 8.5% Convertible Preferred Stock set forth opposite such Investor's name on Schedule I hereto minus (ii) the aggregate number of shares of 8.5% Convertible Preferred Stock issued and sold to such Investor at the Initial Closing. The Company shall deliver to each Investor, not less than ten business days prior to the Second Closing Date, a Notice of Issuance which sets forth the number of shares of 8.5% Convertible Preferred Stock to be sold to, and purchased by, each Investor. Notwithstanding the foregoing, if the beneficial ownership of Common Stock by Highbridge International LDC ("HIL"), after giving effect to the shares of 8.5% Convertible Preferred Stock proposed to be issued at the Second Closing, would exceed 5% of the total outstanding shares of the Common Stock of the Company, HIL shall only be required to purchase shares of 8.5% Convertible Preferred Stock to the extent that the ownership of such shares by HIL does not exceed such 5% threshold (it being the intent that such threshold be calculated in accordance with the "FIRPTA" regulations under the Internal Revenue Code). To the extent the shares to be purchased by HIL are reduced pursuant to the foregoing sentence, such shares may be purchased by the remaining Investors pro rata according to the amounts set forth on Schedule I.

     Section 2.02. Closing. (a) Subject to the satisfaction or waiver of the conditions set forth in this Agreement, each sale and purchase of the 8.5% Convertible Preferred Stock pursuant to Section 2.01 (the first such sale and purchase, together with the purchase and sale of Common Stock, shall be referred to herein as the "Initial Closing"; and the second sale and purchase shall be referred to herein as the "Second Closing") shall take place no later than December 31, 1997, at the offices of Simpson Thacher & Bartlett, counsel to the Company, at 425 Lexington Avenue, New York, New York 10017, on the first business day following the date on which the conditions in Article V are satisfied (or waived by the Investors or the Company, as the case may be) (the date of the Initial Closing, the "Initial Closing Date"; and the date of the Second Closing, the "Second Closing Date") or at such other time and place as may be mutually agreed upon by the Investors and the Company.

     (b) At each Closing: (i) the Company will deliver to each Investor a certificate or certificates for the 8.5% Convertible Preferred Stock (A) to be sold to such Investor in accordance with the provisions of Section 2.01 and (B) in the case of the Initial Closing, Common Stock to be sold to such Investor pursuant to Section 2.01, in each case registered in the respective name(s) and proportions as such Investor shall have specified to the Company at least two business days prior to such Closing; (ii) each Investor, in full payment for the 8.5% Convertible Preferred Stock (and, in the case of the Initial Closing, Common Stock) to be purchased pursuant to Section 2.01 on the related Closing Date, will deliver to the Company immediately available funds, by wire transfer to such account as the Company shall specify at least two business days prior to such Closing, in the amount of the purchase price to be paid hereunder pursuant to Section 2.01; and (iii) each party shall take or cause to happen such other actions, and shall execute and deliver such other instruments or documents, as shall be required under Article V hereof.

                                  ARTICLE III.

                         Representations and Warranties

     Section 3.01. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Investors as follows (it being understood that, in addition to any exceptions or qualifications contained herein, the following representations and warranties shall be further qualified by the disclosures contained in the Company's disclosure schedules that have been previously delivered to the Investors and copies of which are attached hereto as Schedule II (the "Company's Disclosure Schedules")):

          (a) Organization and Good Standing of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted. The Company is duly licensed or qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to be so licensed or qualified in any such jurisdiction, individually or in the aggregate, would not have a Material Adverse Effect.

          (b) Organization and Good Standing of Company's Subsidiaries. Section 3.01(b) of the Company's Disclosure Schedules lists all subsidiaries of the Company and their respective jurisdictions of incorporation. Except as set forth in Section 3.01(b) of the Company's Disclosure Schedules, (i) the Company owns, directly or indirectly, all the shares of outstanding capital stock of each of its subsidiaries, free and clear of any claim, lien, encumbrance, agreement or preemptive rights with respect thereto, (ii) no equity securities of any of the Company's subsidiaries are or may become required to be issued by reason of any options, warrants, calls or commitments of any character whatsoever, (iii) there are outstanding no securities or rights convertible into or exchangeable for shares of any capital stock of any of the Company's subsidiaries and (iv) there are no contracts, commitments, understandings or arrangements by which any of the Company's subsidiaries is bound to issue additional shares of its capital stock or options, warrants or rights to purchase or acquire any additional shares of its capital stock. Each of the Company's subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all requisite corporate power and authority and governmental authorizations to own, operate and lease its properties and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to be so licensed or qualified in any such jurisdiction, individually or in the aggregate, would not have a Material Adverse Effect.

          (c) Authorization. The Company has full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby has been duly authorized by the Board of Directors of the Company. No other corporate proceedings on the part of the Company are necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and this Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing.

          (d) Capitalization. Section 3.01(d) of the Company's Disclosure Schedules sets forth (i) the authorized capital stock of the Company, the number of shares of each class of capital stock issued and outstanding and the number of shares of Common Stock reserved for issuance in connection with employee benefit and stock option plans in each case as of the date hereof, and (ii) all options, warrants, calls or commitments to issue which may result in the issuance of equity securities of the Company, in each case setting forth the identity of the holder thereof, the exercise or similar price and the date of expiration or termination thereof. All of the issued and outstanding shares of the Company's capital stock have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any preemptive rights. Except as set forth in Section 3.01(d) of the Company's Disclosure Schedules, (A) no equity securities of the Company are or may become required to be issued by reason of any options, warrants, calls or commitments of any character whatsoever, (B) there are outstanding no securities or rights convertible into or exchangeable for shares of any capital stock of the Company and (C) there are no contracts, commitments, understandings or arrangements by which the Company is bound to issue additional shares of its capital stock or options, warrants or rights to purchase or acquire any additional shares of its capital stock.

          (e) 8.5% Convertible Preferred Stock. The 8.5% Convertible Preferred Stock has been duly authorized by all necessary corporate action. When issued and sold against receipt of the consideration therefor, the 8.5% Convertible Preferred Stock will be validly issued, fully paid and nonassessable, will not subject the holders thereof to any personal liability and will not be subject to any preemptive rights of any other stockholder of the Company. A total of up to 10,000,000 shares of Common Stock have been duly reserved for issuance upon the conversion of the 8.5% Convertible Preferred Stock. The shares of Common Stock issuable upon conversion of the 8.5% Convertible Preferred Stock and the shares of 8.5% Convertible Preferred Stock issuable as dividends thereon have been duly and validly authorized and, if and when issued, will be validly issued, fully paid and non-assessable and will not be subject to any preemptive rights except as contemplated by this Agreement and the Certificate of Designations. At each Closing, the Investors will receive valid title to the 8.5% Convertible Preferred Stock to be purchased on such date, free and clear of any claim, lien, security interest or other encumbrance (except as created by this Agreement or the Certificate of Designations).

          (f) No Conflicts. Except as set forth in Section 3.01(f) of the Company's Disclosure Schedules, the execution, delivery and performance of this Agreement, the consummation of the transactions by the Company contemplated hereby and the compliance by the Company with any of the provisions hereof will not conflict with, violate or result in a breach of any provision of, require a consent under, or constitute a default under (i) any provision of the certificate of incorporation, by-laws or other governing instrument of the Company or the Certificate of Designations (when filed with the Secretary of State of Delaware), or the certificate of incorporation, charter, by-laws or other governing instrument of the Company's subsidiaries, (ii) (A) any mortgage, note, indenture, lease, loan agreement, warrant or other agreement or instrument or (B) assuming that the clearances, filings, consents and approvals specified in Section 3.01(g) of the Company's Disclosure Schedules have been obtained or made, any permit, concession, license, judgment, order, injunction, statute, law, rule or regulation of any governmental entity, securities exchange or any other Person, in the case of (A) or (B), binding on or otherwise applicable to the Company, the Company's subsidiaries or their respective properties or assets, or (iii) any rules and regulations of the New York Stock Exchange, Inc. (the "NYSE") (other than in connection with the Company Stockholders' Approval).

          (g) No Consents. Except as set forth in Section 3.01(g) of the Company's Disclosure Schedules, no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental entity is required in connection with the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions by the Company hereunder. The Company does not own "non-exempt assets" (within the meaning contemplated by Section 802.4 under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), with an aggregate fair market value (as determined in accordance with the HSR Act) of more than $15 million.

          (h) Financial Statements. The Company has previously delivered to the Investors copies of (i) the consolidated balance sheet of the Company and its subsidiaries as of December 31 for the fiscal years 1995 and 1996, and the related consolidated statements of operations, statements of stockholders' equity and cash flows for the fiscal years 1994, 1995 and 1996, as reported in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, filed by the Company with the SEC under the Exchange Act, in each case accompanied by the audit report of Arthur Andersen LLP, independent public accountants with respect to the Company, and (ii) the unaudited consolidated balance sheet of the Company and the Company Subsidiaries as of June 30, 1997 and the related unaudited consolidated statement of operations, statements of stockholders' equity and cash flows for the three-month periods then ended as reported in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997, filed with the SEC under the Exchange Act. All of such financial statements fairly present the consolidated financial position of the Company and its subsidiaries as of the dates shown and the results of the consolidated operations, statements of stockholders' equity and cash flows of the Company and its subsidiaries for the respective fiscal periods or as of the respective dates therein set forth, in each case subject, as to interim statements, to changes resulting from year-end adjustments (none of which will be material in amount and effect). All of such financial statements have been prepared in accordance with GAAP consistently applied during the periods involved, except as otherwise set forth in the notes thereto, and the Company and its subsidiaries have no liabilities or obligations of any nature (absolute, accrued, contingent or otherwise) which are not fully reflected or reserved against in the balance sheet as of June 30, 1997, included in such financial statements, except for liabilities that may have arisen in the ordinary and usual course of business and consistent with past practice and that, individually or in the aggregate, would not have a Material Adverse Effect.

          (i) Reports. The Company has timely filed, and will timely file, all reports, registration statements, proxy statements and other materials, together with any amendments required to be made with respect thereto, that were required to be filed, at any time prior to any Closing, with the SEC under the Securities Act or the Exchange Act or with the NYSE (all such reports and statements are collectively referred to herein as the "Company Reports"). As of their respective dates, the Company Reports, including the financial statements contained therein, complied in all material respects with all of the statutes and published rules and regulations enforced or promulgated by the regulatory authority or exchange with which they were filed, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and were complete and accurate in all material respects.

          (j) Legal Proceedings. Except as set forth in Section 3.01(j), there are no legal, administrative, arbitration or other proceedings, claims, actions or governmental investigations of any nature pending against the Company or its subsidiaries or to which the Company or its subsidiaries or any of their assets are subject, and, to the best knowledge of the Company, there has not been threatened any such proceeding, claim, action or governmental investigation against the Company or its subsidiaries, in each case which individually or in the aggregate would, if adversely determined, have a Material Adverse Effect. As of the date hereof, neither the Company nor any of its subsidiaries is subject to any order, writ, judgment, injunction or decree having, or which would have, a Material Adverse Effect or which would interfere with the consummation of the transactions contemplated by this Agreement.

          (k) Employee Benefits. (i) Each "employee benefit plan" (within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and any other material employee plan, agreement or arrangement that is or has been maintained or otherwise contributed to by the Company or its subsidiaries for the benefit of their employees (collectively, "Company Plans") has been administered and is in material compliance with the terms of such plan and all applicable laws, rules and regulations.

          (ii) There are no pending or, to the best knowledge of the Company, threatened, actions, claims or lawsuits which have been asserted or instituted involving or arising out of the Company Plans, with respect to the operation or administration of such plans (other than routine benefit claims).

          (iii) The Company has not incurred, and no event has occurred which would be reasonably likely to result in, (A) any liability under ERISA or the Code, including but not limited to liability resulting from a complete or partial withdrawal from a "multiemployer plan" (as such term is defined in section 3(37) of ERISA) or a termination of a Company Plan which is covered by Title IV of ERISA, but which is not a multiemployer plan or (B) any liability to or with respect to any Company Plan except for contributions heretofore properly paid or accrued or not due to be paid or accrued.

          (iv) No Company Plan exists which could result in the payment to any employee of the Company or its Subsidiaries of any money or other property or rights or accelerate or provide any other rights or benefits to any such employee as a result of the transactions contemplated by this Agreement, including the Management Stock Issuances, whether or not such payment would constitute a parachute payment within the meaning of Section 280G of the Code.

          (l) Compliance with Applicable Law. The business of the Company and its subsidiaries are in compliance in all material respects with all applicable Federal, state, local and foreign governments' laws and regulations, except where any failures to be so in compliance, either individually or in the aggregate, would not have a Material Adverse Effect; provided that to the extent oil and gas properties owned by the Company or its subsidiaries are operated by operators other than the Company or its subsidiaries, the Company does not have any knowledge of non-compliance and the appropriate Person has diligently enforced all contractual obligations of such operators to insure compliance.

          (m) Absence of Certain Changes. Except as contemplated by this Agreement and as described in Section 3.01(m) of the Company's Disclosure Schedules, since June 30, 1997, the Company and its subsidiaries have conducted their respective businesses in the ordinary and usual course and, since such date, (i) there has not been any condition, event or occurrence which had or will have a Material Adverse Effect and (ii) neither the Company nor any of its subsidiaries has taken any of the actions prohibited by Section 4.02.

          (n) Material Contracts. Except as set forth in Section 3.01(n) of the Company's Disclosure Schedules, the Company has provided or made available to the Investors true and complete copies of all written contracts, agreements, leases, commitments and other instruments to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound (i) which require payments to be made in excess of $1,000,000 per year for goods and/or services), (ii) which do not by their terms expire and are not subject to termination (without penalty to the Company or its subsidiaries as the case may be) within six months from the date of the execution and delivery thereof, (iii) to which any director, officer or holder of more than 5% of the outstanding shares of Common Stock are a party or (iv) the termination of which would have a Material Adverse Effect (the agreements set forth in clauses (i), (ii),
     (iii) and (iv), the "Material Contracts"). Except as set forth in Section 3.01(n) of the Company's Disclosure Schedules, each of the Material Contracts is a valid, binding and enforceable agreement of the Company or its subsidiaries and, to the best of the Company's knowledge, each other party thereto, and no breach, default or condition exists with respect thereto which, either individually or in the aggregate, would have a Material Adverse Effect.

          (o) Taxes and Filing of Tax Returns. Except as disclosed on Section 3.01(o) of the Company's Disclosure Schedules, the Company, its subsidiaries and its predecessors have been accurately prepared and timely filed all material tax returns required to have been filed and have paid all Taxes shown to be due and payable on such returns, including interest and penalties, and all other Taxes which are payable by such party, to the extent the same have become due and payable other than Taxes with respect to which a failure to pay, in the aggregate, would not have a Material Adverse Effect. Except as disclosed on Section 3.01(o) of the Company's Disclosure Schedules, (i) the Company does not know of any proposed material Tax assessment against the Company or its subsidiaries, and all Tax liabilities of the Company, its subsidiaries and its predecessors are adequately provided for and (ii) no material Tax liability of the Company, its subsidiaries or its predecessors has been asserted for Taxes in excess of those already paid.

          (p) Title to Properties; Liens. The Company and its subsidiaries have good and valid title to all material assets purported to be owned by it subject only to (i) liens granted in favor the Company's senior lenders pursuant to the Company's existing credit facility and (ii) claims, liens, security interests or other encumbrances which, individually or in the aggregate, would not have a Material Adverse Effect.

          (q) Licenses, Permits, Etc. The Company and its subsidiaries possess such valid franchises, certificates of convenience and necessity, operating rights, licenses, permits, consents, authorizations, exemptions and orders of tribunals or regulatory authorities, as are necessary or customary to carry on its business as now being conducted, except to the extent a failure to obtain any such item would not have a Material Adverse Effect; provided that to the extent oil and gas properties owned by the Company or its subsidiaries are operated by operators other than the Company or its subsidiaries, the Company does not have any knowledge of non-compliance and the appropriate Person has diligently enforced all contractual obligations of such operators to insure compliance.

          (r) Environmental Matters. (i) No real or personal property owned or leased by the Company (including without limitation, oil and gas properties) and no operations conducted thereon, and to the Company's knowledge, no operations of any prior owner, lease or operators of any such properties, is or has been in violation of any Applicable Environmental Law other than violations which individually and in the aggregate would not have, or could not reasonably be expected to have in the future, a Material Adverse Effect, nor is any such property or operation the subject of any existing, pending or, to the Company's knowledge, threatened action, suit, investigation, inquiry or preceding with respect to Applicable Environmental Laws which, individually or in the aggregate, would have, or could not reasonably be expected to have in the future, a Material Adverse Effect. All notices, permits, licenses, and similar authorizations, if any, required to be obtained or filed in connection with the ownership or operation of any and all real and personal property owned, leased or operated by the Company or its subsidiaries, including, without limitation, notices, licenses, orders, permits and authorizations required in connection with any past or present treatment, storage, disposal, or release, by the Company or its predecessors of hazardous substances, petroleums, or solid waste into the environment, have been duly obtained or filed except to the extent the failure to obtain or file such notices, licenses, permits and authorizations would not have a Material Adverse Effect at the present time or in the future. To the Company's knowledge, all hazardous substances, if any, generated at any and all real and personal property operated by the Company or its subsidiaries have been transported, treated, and disposed of only by carriers maintaining valid permits under RCRA and any other Applicable Environmental Laws.

     Except as disclosed in the Section 3.01(r) of the Company's Disclosure Schedules, there has been no release or threatened release of any quantity of any hazardous substances or petroleum on, to or from any real or personal property owned, leased, or operated by the Company or its subsidiaries or predecessors which was not in compliance with Applicable Environmental Laws other than releases which, individually or in the aggregate, would not have a Material Adverse Effect at the present time or in the future.

          (ii) "Applicable Environmental Law" shall mean any law, statute, ordinance, rule, regulation, order or determination of any governmental authority or any board of fire underwriters (or other body exercising similar functions), affecting any real or personal property owned, operated or leased by the Company or its subsidiaries or any other operation of the Company or its subsidiaries in any way pertaining to health, safety or the environment, including, without limitation, all applicable zoning ordinances and building codes, flood disaster laws and health, safety and environmental laws and regulations, and further including without limitation, (A) the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended from time to time, herein collectively referred to as "CERCLA"), (B) the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Recovery Act of 1976, as amended by the Solid Waste Disposal Act of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended from time to time, herein referred to as "RCRA"), (C) the Safe Drinking Water Act, as amended, (D) the Toxic Substances Control Act, as amended, (E) the Clean Air Act, as amended, (F) Emergency Planning and Community Right-to-Know Act, (G) the Clean Water Act, (H) the Occupational Safety and Health Act of 1970, as amended, (I) the laws, rules and regulations of any state having jurisdiction over any real or personal property owned, operated or leased by the Company or its subsidiaries or any other operation of the Company or its subsidiaries which relate to health, safety or the environment, as each may be amended from time to time, and (H) any federal, state, county or municipal laws, ordinance or regulations which may now or hereafter require removal of asbestos or other hazardous substances or impose any liability related to asbestos or other hazardous substances. The terms hazardous substance, petroleum, release and threatened release have the meanings specified in CERCLA, and the terms solid waste and disposal (or disposed) have the meanings specified in RCRA; provided, however, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment with respect to all provisions of this Agreement; and provided further that, to the extent the laws of the state in which any real or personal property owned, operated or leased by the Company or its subsidiaries is located establish a meaning for hazardous substance, petroleum, release, solid waste or disposal which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply in so far as such broader meaning is applicable to the real or personal property owned, operated or leased by the Company or its subsidiaries and located in such state.

          (s) Brokers and Finders. Neither the Company nor any of its subsidiaries nor any of their respective officers, directors, employees or agents has utilized any broker, finder, placement agent or financial advisor or incurred any liability for any fees or commissions in connection with any of the transactions contemplated hereby, except that the special committee of the Company's Board of Directors has engaged A.G. Edward & Sons, Inc. to deliver a fairness opinion in connection with this Agreement.

          (t) DGCL Section 203. The Board of Directors of the Company has taken all action necessary to exempt from the provisions of Section 203 of the Delaware General Corporation Law ("Section 203"), to the extent applicable, this Agreement, any acquisition by the Investors of 8.5% Convertible Preferred Stock pursuant to this Agreement and the Certificate of Designations and any conversion by the Investors of 8.5% Convertible Preferred Stock into Common Stock.

          (u) Accuracy of Information in Proxy Statement and Prospectus. Each of the Proxy Statement and the Company's Prospectus prepared in connection with the Secondary Stock Offering (and any amendments or supplements thereto), on the date filed with the SEC and on the date declared effective by the SEC (in the case of the Prospectus), will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

     Section 3.02. Representations and Warranties of Investors. Each Investor represents and warrants to, and agrees with, the Company as follows:

          (a) Organization and Good Standing. Each Investor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder.

          (b) Authorization. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been authorized by all necessary action on behalf of such Investor. No other proceedings on the part of such Investor are necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Investor and this Agreement constitutes a valid and binding obligation of such Investor enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing.

          (c) No Conflicts. The execution, delivery and performance of this Agreement, the consummation of the transactions by such Investor contemplated hereby and the compliance by such Investor with any of the provisions hereof will not conflict with, violate or result in a breach of any provision of, require a consent under, or constitute a default under,
     (i) in the case of any Investor that is not a natural person, any provision of the limited partnership agreement, certificate of incorporation, by-laws or other governing instrument of such Investor, as the case may be, or (ii)
     (A) any mortgage, note, indenture, lease, loan agreement, warrant or other agreement or instrument or (B) any permit, concession, license, judgment, order, injunction, statute, law, rule or regulation of any governmental entity, securities exchange or any other Person, in the case of (A) or (B), binding on or otherwise applicable to such Investor or its or his properties or assets.

          (d) No Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental entity is required in connection with the execution, delivery and performance of this Agreement by such Investor and the consummation of the transactions by such Investor hereunder, except for any filings with the SEC required to be made by it or him after any Closing.

          (e) Legal Proceedings. There are no legal, administrative, arbitration or other proceedings, claims, actions or governmental investigations of any nature pending against such Investor or to which such Investor or any of its or his assets are subject, and, to the best knowledge of such Investor, there has not been threatened any such proceeding, claim, action or governmental investigation against such Investor in each case which, if adversely determined, would interfere with the consummation of the transactions contemplated by this Agreement. As of the date hereof, such Investor is not subject to any order, writ, judgment, injunction or decree which would interfere with the consummation of the transactions contemplated by this Agreement.

          (f) Securities Act. Such Investor is acquiring the 8.5% Convertible Preferred Stock solely for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof in violation of the Securities Act.

          (g) Brokers and Finders. Neither such Investor nor (if applicable) any of its officers, directors, employees or agents has utilized any broker, finder, placement agent or financial advisor or incurred any liability for any fees or commissions in connection with any of the transactions contemplated hereby.

                                  ARTICLE IV.

                      Additional Agreements of the Parties

     Section 4.01. Taking of Necessary Action. Each of the parties hereto agrees to use all reasonable efforts promptly to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to fulfill the conditions, consummate and make effective the transactions contemplated by this Agreement. Without limiting the foregoing, the Company and the Investors will, and the Company shall cause its subsidiaries to, each use all reasonable efforts to make all filings and obtain all consents of governmental entities or other persons relating to such party which may be necessary or, in the opinion of the Company or the Investors, as the case may be, advisable for the consummation of the transactions contemplated by this Agreement.

     Section 4.02. Conduct of Business. Except as otherwise required to perform its obligations under this Agreement or any agreement or arrangement contemplated herein, from the date hereof to the Initial Closing Date, the Company shall, and shall cause each of its subsidiaries to:

          (a) conduct its operations in accordance with its ordinary course of business and consistent with past practice;

          (b) unless required pursuant to the terms of this Agreement, or consented to in writing by the Investors, not amend or in any way alter its certificate of incorporation or by-laws;

          (c) not engage in any other act, other than in the ordinary course of business and consistent with past practice, that would have a Material Adverse Effect or in any way delay or impair consummation of the transactions contemplated by this Agreement;

          (d) not change the number of shares of the authorized or issued capital stock of the Company, issue or grant any security, option, warrant, call, commitment, subscription, or agreement of any character relating to the authorized or issued capital stock of the Company or any of its subsidiaries, or any securities convertible into shares of such stock (except for grants of options to purchase Common Stock previously approved by the Company's Board of Directors to be granted pursuant to existing employee benefit plans of the Company and except in connection with any transaction permitted by Section 4.02(g) below), split, combine or reclassify any shares of the capital stock of the Company, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of the capital stock of the Company, or redeem or otherwise acquire any shares of such capital stock;

          (e) not increase the number of directors of the Board of Directors of the Company without the express written consent of the Investors;

          (f) not change its accounting policies or procedures;

          (g) not acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, except for such transactions which in the aggregate involve consideration of less than $10,000,000 (or, with the consent of the Investors holding a majority of the aggregate commitments hereunder, $15,000,000);

          (h) not sell, lease, encumber or otherwise dispose of, or agree to sell, lease (whether such lease is an operating or capital lease), encumber or otherwise dispose of, any of its assets other than dispositions in the ordinary course of business consistent with past practice which are not material, individually or in the aggregate, to the Company and its subsidiaries taken as a whole and except for any other such transactions which are on market terms and which involve aggregate consideration of less than $1,000,000;

          (i) not authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution of the Company or any of its subsidiaries; and

          (j) not do any other act which would cause any representation or warranty in this Agreement to be or become untrue in any material respect.

     Section 4.03. Notification of Certain Matters. The Company shall promptly provide the Investors with copies of all filings made by the Company with the SEC, any other governmental authority or stock exchange in connection with this Agreement and the transactions contemplated hereby.

     Section 4.04. Access to Information. Subject to any applicable confidentiality restrictions, between the date hereof and the Initial Closing Date, the Company will give each Investor and its authorized representatives reasonable access to all employees, plants, offices, warehouses and other facilities and to all books and records of the Company and its subsidiaries, will permit each Investor and its authorized representatives to make such inspections as such Investor may reasonably request and will cause the Company's and its subsidiaries' officers to furnish such Investor or its representatives with such financial and operating data and other information with respect to the business and properties of the Company and its subsidiaries as such Investor may from time to time reasonably request.

     Section 4.05. Restrictions on Sale or Transfer; Legend. (a) The Investors hereby acknowledge and agree that shares of 8.5% Convertible Preferred Stock will be, upon the sale and purchase of such shares in accordance with the terms hereof, "restricted securities" under the Securities Act. The Investors further agree that they will not, directly or indirectly, offer, sell, transfer, assign, pledge, hypothecate or otherwise dispose, including through the use of any derivative instrument or arrangement, of the beneficial ownership of (any such act, a "Transfer") any 8.5% Convertible Preferred Stock or Common Stock issued or issuable upon conversion of the 8.5% Convertible Preferred Stock, except in accordance with the provisions contained in Article VII hereof. In addition, prior to the end of the PIK Period, the Investors will not engage in any "short sales" of Common Stock or any other securities of the Company, including through the use of any derivative instrument or arrangement.

     (b) The Investors acknowledge and agree that as of the date hereof neither the 8.5% Convertible Preferred Stock nor the shares of Common Stock issuable upon conversion thereof have been nor will be registered under the Securities Act or the securities laws of any state and that they may be sold or otherwise disposed of only in one or more transactions registered under the Securities Act (and, where applicable, such laws) or as to which an exemption from the registration requirements of the Securities Act (and, where applicable, such laws) is available. The Investors acknowledge that, except as provided in this Agreement, the Investors have no right to require the Company to register the 8.5% Convertible Preferred Stock or such Common Stock. The Investors further acknowledge and agree that each certificate for the 8.5% Convertible Preferred Stock shall bear the following legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE SUCH A REGISTRATION IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. THIS CERTIFICATE IS ISSUED PURSUANT TO AND SUBJECT TO THE RESTRICTIONS ON TRANSFER, VOTING AND OTHER PROVISIONS OF A STOCK PURCHASE AGREEMENT DATED AS OF JULY 31, 1997 AMONG THE COMPANY AND THE INVESTORS REFERRED TO THEREIN A COPY OF WHICH IS ON FILE WITH THE COMPANY. EXCEPT AS PROVIDED IN SUCH STOCK PURCHASE AGREEMENT, THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE NOT TRANSFERABLE AND ANY PURPORTED TRANSFER IN VIOLATION OF THE PROVISIONS OF SUCH STOCK PURCHASE AGREEMENT SHALL BE VOID AND OF NO FORCE AND EFFECT.

It is understood and agreed that: (i) the reference to the resale restrictions of the Securities Act in the above legend shall be removed by delivery of substitute certificate(s) without such reference if the Investor holding such certificate shall have delivered to the Company a copy of a letter from the staff of the SEC, or an opinion of counsel, in form and substance satisfactory to the Company, to the effect that such legend is not required for purposes of the Securities Act; (ii) the reference to the provisions to this Agreement in the above legend shall be removed by delivery of substitute certificate(s) without such reference if the shares have been sold or transferred in compliance with the provisions of this Agreement and under circumstances that do not require the retention of such reference; and (iii) the legend shall be removed in its entirety if the conditions in the proceeding clauses (i) and (ii) are both satisfied. In addition, such certificates shall bear any other legend as may be required by law.

     Section 4.06. Designated Directors. The Company hereby agrees to cause Arnold L. Chavkin and William E. Macaulay to be elected to the Company's Board of Directors as of the Initial Closing Date to fill vacancies on the Board that will exist at that date.

     Section 4.07. New York Stock Exchange Listing. As promptly as practicable following the Initial Closing Date, the Company will apply to the New York Stock Exchange to list the shares of Common Stock into which the 8.5% Convertible Preferred Stock may be converted, and the Company will use its reasonable efforts to cause such shares to be listed on the New York Stock Exchange as promptly thereafter as practicable. At any time during which the 8.5% Convertible Preferred Stock is outstanding, the Company agrees that it shall not, without the consent of the Investors that own at least 97% of the outstanding 8.5% Convertible Preferred Stock, register the 8.5% Convertible Preferred Stock under Section 12 of the Exchange Act.

     Section 4.08. Use of Proceeds. The Company will use the net proceeds derived by it from the issuance of the shares of 8.5% Convertible Preferred Stock in the Initial Closing to pay a portion of the purchase price of the shares of Common Stock to be redeemed pursuant to the SOCO Stock Redemption. The Company will use the net proceeds derived by it from the issuance of the shares of 8.5% Convertible Preferred Stock in the Second Closing in the manner approved by the Company's Board of Directors.

     Section 4.09. Approval by Company's Stockholders. (a) The Company shall take all action required by the NYSE's rules and regulations to obtain the approval of the Company's stockholders of the issuance and sale of 8.5% Convertible Preferred Stock to the Investors hereunder, which consent may be obtained (subject to the applicable rules and regulations of the NYSE, the Exchange Act and other applicable laws) via the written consent of the requisite percentage of the Company's stockholders (the "Company Stockholders' Approval"). Subject to its fiduciary duties under applicable law, the Company's Board of Directors shall recommend that the Company's stockholders approve the issuance and sale of 8.5% Convertible Preferred Stock hereunder.

     (b) Promptly following the date hereof, the Company will prepare and file with the SEC a proxy statement to be distributed to the Company's stockholders in connection with the issuance and sale of the 8.5% Convertible Preferred Stock hereunder, including any amendments or supplements thereto (the "Proxy Statement"). The Company will use all reasonable efforts to have or cause the Proxy Statement to be declared effective as promptly as practicable. The Company agrees to provide the Investors and their respective counsel with any written comments the Company or its counsel may receive from the SEC with respect to the Proxy Statement promptly after the receipt of such comments. The form and substance of the Proxy Statement shall be determined by the Company, in its reasonable discretion. The Company will use all reasonable efforts to cause the Proxy Statement (i) not to contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading and (ii) to comply as to form in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder.

     Section 4.10. No Additional Shares. The Company shall not issue or sell shares of 8.5% Convertible Preferred Stock except as contemplated under this Agreement.

                                   ARTICLE V.

                              Conditions Precedent

     Section 5.01. Conditions to Each Party's Obligations to Effect each Closing. The obligation of each party hereto to consummate each Closing hereunder shall be subject to the satisfaction on the related Closing Date of each of the following conditions:

          (a) No Injunction. There shall not be in effect any order, decree, ruling or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated hereby.

          (b) Regulatory Approvals and Company Stockholders' Approval. All regulatory approvals necessary for the consummation of the issuance of the 8.5% Convertible Preferred Stock to be issued and sold hereunder on such Closing Date and the other transactions contemplated hereby to occur by such Closing Date shall have been obtained and there shall have been no material modification to the terms of the transactions contemplated by this Agreement. The Company Stockholders' Approval shall have been obtained.

          (c) Related Transactions. Prior to or simultaneously with the Initial Closing, (i) the Secondary Stock Offering shall be consummated in the manner contemplated by the Prospectus contained in the Company's Registration Statement on Form S-3 filed with the SEC, and (ii) the SOCO Stock Redemption shall be consummated in accordance with the terms of the Share Repurchase Agreement.

     Section 5.02. Conditions to the Investors' Obligations. The obligation of each Investor to consummate each Closing hereunder shall be subject to the satisfaction on the related Closing Date of each of the following conditions:

          (a) Representations and Warranties. The representations and warranties of the Company contained in this Agreement which are qualified as to materiality or refer to a Material Adverse Effect shall be true and correct, and which are not so qualified shall be true and correct in all material respects, in each case, as of the date of this Agreement and on and as of such Closing Date with the same effect as though made on and as of such dates.

          (b) Covenants. The Company shall have performed in all material respects all obligations and complied with all agreements, undertakings, covenants and conditions required by it to be performed at or prior to such Closing.

          (c) Officer's Certificate. The Investors shall have received from the Company a certificate, signed by an executive officer of the Company, to the effect that the conditions set forth in the foregoing clauses (a) and
     (b) have been satisfied with respect to it.

          (d) Certificate of Designations. The Certificate of Designations shall have been duly filed with the Secretary of State of Delaware.

          (e) Board of Directors. The nominees designated by the Investor to be directors in accordance with Section 4.06 shall have been duly elected or appointed, effective as of the Initial Closing, to the Board of Directors of the Company.

          (f) No Change of Control. There shall not have occurred, on or prior to such Closing, an acquisition (by tender offer, exchange offer, merger consolidation, share exchange or otherwise) by a third party of the Company (or its shares or assets) in which such third party acquires, directly or indirectly, at least a majority of the combined voting power of the outstanding capital stock of the Company.

          (g) Minimum and Maximum Drawdowns. In the case of the Initial Closing, the aggregate number of shares of 8.5% Convertible Preferred Stock to be issued and sold at the Initial Closing shall not be less than 1,600,000, and, in the case of the Second Closing, the aggregate number of shares of 8.5% Convertible Preferred Stock to be issued and sold at the Second Closing shall not exceed the difference of

     (i) 2,520,000 minus (ii) the aggregate number of shares of 8.5% Convertible Preferred Stock issued and sold to the Investors at the Initial Closing.

          (h) Additional Conditions to Second Closing. In the case of the Second Closing, each of the following shall have occurred: (i) the Company's Board of Directors shall have approved of the Company's proposed use of the net proceeds derived by the Company from the issuance of the shares of 8.5% Convertible Preferred Stock in the Second Closing; (ii) the average closing sales price of a share of the Company's Common Stock for the ten NYSE trading days ending prior to the date the Notice of Issuance for such Second Closing Date is delivered shall equal or exceed 90% of the public offering price of shares of Common Stock in the Secondary Stock Offering; and (iii) the Second Closing Date shall occur on or prior to December 31, 1997.

          (i) Additional Certificates, Opinions Etc. The Company shall have executed and delivered, or caused to be executed and delivered, to the Investors, such certificates and other documents related to the consummation of the transactions contemplated hereby as may be reasonably requested by the Investors, including (i) an opinion of Simpson Thacher & Bartlett, counsel to the Company, reasonably satisfactory to counsel for the Investors, as to (A) validity of, and due authorization by the Company's Board of, this Agreement and the transactions contemplated herein, (B) compliance by the Company with Section 7.24 of the Amended and Restated Agreement and Plan of Merger, dated as of March 20, 1996, among SOCO, the Company and Gerrity Oil & Gas Corporation, (C) due issuance of the 8.5% Convertible Preferred Stock and the Common Stock issued hereunder at the Initial Closing and (D) other issues reasonably requested by the Investors, and (ii) the agreements and certificates set forth in Schedule
     5.02 hereof.

     Section 5.03. Conditions to the Company's Obligations to any Closing. The obligation of the Company to consummate each Closing hereunder shall be subject to the satisfaction on the related Closing Date of each of the following conditions:

          (a) Representations and Warranties. The representations and warranties of the Investors contained in this Agreement which are qualified as to materiality shall be true and correct, and which are not so qualified shall be true and correct in all material respects, in each case, as of the date of this Agreement and on and as of such Closing Date with the same effect as though made on and as of such dates.

          (b) Covenants. The Investors shall have performed in all material respects all obligations and complied with all agreements, undertakings, covenants and conditions required by it to be performed at or prior to such Closing.

          (c) Officer's Certificate. The Company shall have received from each of the Investors, a certificate, signed by such Investor to the effect that the conditions set forth in the foregoing clauses (a) and (b) have been satisfied with respect to such Investor.

          (d) Additional Certificates, Etc. Each of the Investors shall have executed and delivered, or caused to be executed and delivered, to the Company such certificates and other documents related to the consummation of the transactions contemplated hereby as may be reasonably requested by the Company.

     Section 5.04. Conditions to the Company's Obligations to the Initial Closing. The obligation of the Company to consummate the Initial Closing hereunder shall be subject to the receipt by the Company's Board of Directors of an opinion of its financial advisor, reasonably satisfactory to the Board of Directors that the consideration received by the Company for the issuance of securities to the Investors at the Initial Closing is fair from a financial point of view to the Company, such opinion shall be as of or updated as of the date of the Initial Closing.

                                  ARTICLE VI.

                              Registration Rights

     Section 6.01. Definition of Registrable Shares. As used in this Agreement, "Registrable Shares" shall mean all shares of 8.5% Convertible Preferred Stock (and/or the shares of Common Stock into which such shares of Preferred Stock are convertible) and the shares of Common Stock issued as Additional Consideration owned by the Investors at or after any Closing Date, together with any securities issued or issuable with respect to any such 8.5% Convertible Preferred Stock (or such Common Stock) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares of Registrable Shares, such securities shall cease to be Registrable Shares when
(i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been distributed pursuant to Rule 144 (or any successor provision) under the Securities Act (provided that if all Registrable Shares are then eligible for sale pursuant to Rule 144 at the same time, without limitation as to volume, then all such Registrable Shares shall cease to be Registrable Shares), (iii) such securities shall have been otherwise transferred, new certificates representing such securities not bearing a legend restricting transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any similar state law then in force, (iv) such securities shall have ceased to be outstanding, or (v) the holder or holders thereof shall agree in writing that such Registrable Shares shall no longer be Registrable Shares (the Investors and any permitted assignee of the Investors' rights and duties hereunder are referred to herein as the "Holders" or individually as a "Holder").

     Section 6.02. Demand Registration. (a) Request for Registration. Subject to the conditions and limitations set forth in Section 6.05, at any time after the PIK Period, the Holder or Holders of not less than one-third of Registrable Shares then outstanding may make a written request for registration under the Securities Act of all or part of its or their Registrable Shares pursuant to this Section 6.02 (a "Demand Registration"); provided that the number of shares of Registrable Shares proposed to be sold shall be at least 25% of the aggregate number of shares of Registrable Shares then outstanding (subject to appropriate adjustment for any stock dividend, stock split, combination, recapitalization, merger, consolidation, reorganization or similar occurrence); and provided further that the Holders shall be entitled to no more than three demands in the aggregate. Such request will specify the aggregate number of shares of Registrable Shares proposed to be sold and will also specify the intended method of disposition thereof. Within ten days after receipt of such request, the Company will give written notice of such registration request to all other Holders of Registrable Shares and include in such registration all Registrable Shares with regard to which the Company has received written requests for inclusion therein within fifteen business days after the receipt by the applicable Holders of the Company's notice. Each such request will also specify the aggregate number of shares of Registrable Shares to be registered and the intended method of disposition thereof.

     (b) Priority on Demand Registration. If the Holders of a majority in number of shares of the Registrable Shares to be registered in a Demand Registration so elect, the offering of such Registrable Shares pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, if the managing underwriter or underwriters of such offering deliver a written opinion to the Company and the Holders that either because of (A) the kind of securities that the Holders, the Company and any other persons or entities intend to include in such offering, or (B) the size of the offering that the Holders, the Company and other persons or entities intend to make, the success of the offering would be materially and adversely affected by inclusion of the Registrable Shares requested to be included, then (i) in the event that the size of the offering is the basis of such managing underwriter's opinion, the number of shares to be offered shall be reduced in the following order to achieve the amount recommended by such managing underwriter: (x) first, shares proposed to be offered by persons or entities other than the Holders and the Company shall be reduced or eliminated to achieve the recommended amount, (y) next, shares proposed to be offered by the Company shall be reduced or eliminated to achieve the recommended amount, and (z) finally, shares proposed to be offered by the Holders shall be reduced on a pro rata basis among the Holders on the basis of the number of Registrable Shares owned by the Holders; and (ii) in the event that the combination of securities to be offered is the basis of such managing underwriter's opinion, then shares will be excluded from such offering in the order specified in the preceding clause (i). To the extent Registrable Shares so requested to be registered are excluded from such offering, then the Holders shall have the right to one additional Demand Registration under this Section 6.02 with respect to such Registrable Shares, provided that the failure of such Registrable Shares to be registered is through no fault of such Holder. In connection with any Demand Registration, the Company agrees that it shall not, without the consent of the Holders of a majority in number of shares of the Registrable Shares to be registered in such Demand Registration and the manager of the underwriting, transfer or sell Common Stock in a public distribution prior to 90 days (or such other shorter period of time as the manager of the underwriting may require) after the effective date of the registration statement.

     (c) Selection of Underwriters and Counsel. If any Demand Registration is in the form of an underwritten offering, the Holders of a majority in number of the shares of Registrable Shares to be registered will select and obtain the services of the investment banker or investment bankers and manager or managers that will administer the offering and the counsel to such investment bankers and managers; provided that such investment bankers, managers and counsel are reasonably acceptable to the Company.

     Section 6.03. Piggyback Registration. If the Company proposes to file a registration statement under the Securities Act with respect to an offering for its own account of any class of its equity securities (other than a registration statement on Form S-8 (or any successor form) or any other registration statement relating solely to director and/or employee benefit plans or filed in connection with an exchange offer, a transaction to which Rule 145 (or any successor rule) under the Securities Act applies or an offering of securities solely to the Company's existing stockholders) (each, an "Excluded Registration Statement"), then the Company shall in each case give written notice of such proposed filing to the Holders of Registrable Shares as soon as practicable (but no later than ten business days) before the anticipated filing date, and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Shares as each such Holder may request. Each Holder of Registrable Shares desiring to have such holder's Registrable Shares included in such registration statement shall so advise the Company in writing within five business days after the date of the Company's notice, setting forth the amount of such Holder's Registrable Shares for which registration is requested. If the Company's offering is to be an underwritten offering, the Company shall, subject to the further provisions of this Agreement, use its reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Holders of the Registrable Shares requested to be included in the registration for such offering to include such securities in such offering on the same terms and conditions as any similar securities of the Company included therein. Moreover, if the registration of which the Company gives notice involves an underwriting, the right of each Holder to registration pursuant to this Section 6.03 shall, unless the Company otherwise agrees, be conditioned upon such Holder's participation as a seller in such underwriting and its execution of an underwriting agreement with the managing underwriter or underwriters selected by the Company. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering deliver a written opinion to the Holders of Registrable Shares that either because of (A) the kind of securities that the Holders, the Company and any other persons or entities intend to include in such offering or (B) the size of the offering that the Holders, the Company and other persons or entities intend to make, the success of the offering would be materially and adversely affected by inclusion of the Registrable Shares requested to be included, then (i) in the event that the size of the offering is the basis of such managing underwriter's opinion, the number of shares to be offered shall be reduced in the following order to achieve the amount recommended by such managing underwriter: (w) first, shares proposed to be offered by persons or entities other than the Holders, the Company and persons or entities exercising demand registration rights shall be reduced or eliminated to achieve the recommended amount, (x) next, shares proposed to be offered by the Holders shall be reduced (or eliminated) on a pro rata basis among the Holders on the basis of the number of Registrable Shares owned by the Holders, (y) next, shares proposed to be offered by the Company shall be reduced or eliminated, and (z) finally, shares proposed to be offered by persons or entities exercising demand registration rights shall be reduced; and (ii) in the event that the combination of securities to be offered is the basis of such managing underwriter's opinion, then shares will be excluded from such offering in the order specified in the preceding clause (i). Any Registrable Shares excluded from an underwriting shall be withdrawn from registration and shall not, without the consent of the Company and the manager of the underwriting, be transferred in a public distribution prior to the earlier of

90 days (or such other shorter period of time as the manager of the underwriting may require) after the effective date of the registration statement or 120 days after the date the Holders of such Registrable Shares are notified of such exclusion; provided that any shares of Holders excluded from an underwriting shall, to the extent practicable in the discretion of the managing underwriter and the Company, be the first shares sold in an over-allotment sale for the related offering.

     Section 6.04. Registration Procedures. Whenever, pursuant to Section 6.02 or 6.03, any of the Holders of Registrable Shares has requested that any Registrable Shares be registered, the Company will, subject to the provisions of
Section 6.05, use reasonable best efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended method of disposition thereof as promptly as practicable, and in connection with any such request, the Company will:

          (a) in connection with a request pursuant to Section 6.02, prepare and file with the SEC, as promptly as practicable (and not later than 30 days (if a Form S-2 or S-3 is to be used) or 60 days (if a Form S-1 is to be used) after receipt of a request to file a registration statement with respect to Registrable Shares), a registration statement on any form for which the Company then qualified and which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Shares in accordance with the intended method of distribution thereof, and use its reasonable best efforts to cause such registration statement to become effective; provided that if the Company shall furnish to the Holders making such a request a certificate signed by either the chief financial officer or the chief accounting officer of the Company stating that in such officer's good faith judgment it would be significantly disadvantageous to the Company for such a registration statement to be filed on or before the date filing would be required (including without limitation the required disclosure of material non-public information prior to the time that it would otherwise be required by applicable law or securities exchange regulation to be disclosed), the Company shall have an additional period of not more than 90 days within which to file such registration statement and provided further
     (i) that, before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to one counsel selected by the Holders of a majority in number of shares of the Registrable Shares covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and (ii) that after the filing of the registration statement, the Company will promptly notify each of the selling Holders of Registrable Shares of any stop order issued or, to the knowledge of the Company, threatened by the SEC and take all reasonable actions to prevent the entry of such stop order or to remove it if entered;

          (b) in connection with a registration pursuant to Section 6.02, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 60 days or such shorter period as shall terminate when all shares of Registrable Shares covered by such registration statement have been sold (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the selling Holders thereof set forth in such registration statement;

          (c) as soon as reasonably practicable, furnish to each of the selling Holders, prior to filing a registration statement, copies of such registration statement as proposed to be filed, and thereafter furnish to such selling Holders such number of copies of such registration statement, each amendment and supplement thereto (in each case, if specified by such Holder including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as a selling Holder may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such selling Holder;

          (d) with reasonable promptness, use its reasonable best efforts to register or qualify (or cause to be registered or qualified) such Registrable Shares under such other securities or blue sky laws of such jurisdictions within the United States as any selling Holder (or managing underwriter in the case of an underwriting offering) reasonably (in light of such selling Holder's or managing underwriter's intended plan of distribution) requests and do any and all other acts and things that may be reasonably necessary or advisable to enable such selling Holder to consummate the disposition in such jurisdictions of the Registrable Shares owned by such selling Holder; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6.04(d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

          (e) with reasonable promptness, use its reasonable best efforts to cause the Registrable Shares covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the selling Holder or Holders thereof to consummate the disposition of such Registrable Shares;

          (f) promptly notify each selling Holder of such Registrable Shares, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event known to the Company requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein as necessary to make statements therein not misleading and promptly make available to each selling Holder any such supplement or amendment;

          (g) in connection with a request pursuant to Section 6.02, enter into an underwriting agreement in customary form, the form and substance of such underwriting agreement being subject to the reasonable satisfaction of the Company;

          (h) with reasonable promptness make available for inspection by any selling Holder, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such selling Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as well as access at reasonable times to the Company's executive officers, key employees, independent accountants and independent reserve engineers as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers and employees to supply all information reasonably requested for such purpose by any such Inspector in connection with such registration statement; provided, however, that the selection of any Inspector other than a selling Holder shall be subject to the consent of the Company, which shall not be unreasonably withheld. Each Inspector that actually reviews Records supplied by the Company that include information that the Company determines, in good faith, to be confidential ("Confidential Information") shall be required, prior to any such review, to execute an agreement with the Company providing that such Inspector shall not disclose any Confidential Information unless such disclosure is required by applicable law or legal process. Each selling Holder of Registrable Shares agrees that Confidential Information obtained by it as a result of such inspections shall not be used by it as the basis for any transactions in securities of the Company unless and until such information is made generally available to the public. Each selling Holder of Registrable Shares further agrees that it will, upon learning that disclosure of Confidential Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Confidential Information. Each selling Holder also agrees that the due diligence investigation made by the Inspectors shall be conducted in a manner that will not unreasonably disrupt the operations of the Company or the work performed by the Company's officers and employees;

          (i) in the event such sale is pursuant to an underwriting offering, use its reasonable best efforts to obtain a comfort letter or letters from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the managing underwriter reasonably requests;

          (j) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of twelve months, beginning within two months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

          (k) with reasonable promptness, use its reasonable best efforts to cause all such Registrable Shares to be listed on each securities exchange on which the Common Stock of the Company is then listed, provided that the applicable listing requirements are satisfied.

Each selling Holder of Registrable Shares agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 6.04(f), such selling Holder will forthwith discontinue disposition of Registrable Shares pursuant to the registration statement covering such Registrable Shares until such selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6.04(f) hereof, and, if so directed by the Company, each selling Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such selling Holder's possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice. In the event the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including the period referred to in Section 6.04(b)) by the greater of 30 days or by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6.04(f) hereof to and including the date when each selling Holder of Registrable Shares covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 6.04(f) hereof. Each selling Holder also agrees to notify the Company if any event relating to such selling Holder occurs that would require the preparation of a supplement or amendment to the prospectus so that such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     Section 6.05. Conditions and Limitations. (a) The Company's obligations under Section 6.02 shall be subject to the following limitations:

          (i) the Company need not file a registration statement either (i) during the period starting with the date 60 days prior to the Company's estimated date of filing of, and ending 90 days after the effective date of, any registration statement pertaining to securities of the Company (other than an Excluded Registration Statement), provided that if such Company registration statement is not filed within 90 days after the first date on which the Company notifies a Holder of Registrable Shares that it will delay a Demand Registration pursuant to this clause (i), the Company may not further postpone such Demand Registration pursuant to this clause; or (ii) during the period specified in the first proviso of Section 6.04(a);

          (ii) the Company shall not be required to furnish any audited financial statements other than those audited statements customarily prepared at the end of its fiscal year, or to furnish any unaudited financial information with respect to any period other than its regularly reported interim quarterly periods unless in the absence of such other unaudited financial information the registration statement would contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (iii) except as provided in Section 6.02(b), the Company shall not be required to file more than three Demand Registrations. A registration statement will not count as a Demand Registration until it has become effective; and

          (iv) the Company shall have received the information and documents specified in Section 6.06 and each selling Holder shall have observed or performed its other covenants and conditions contained in such section.

          (b) The Company's obligation under Section 6.03 shall be subject to the limitations and conditions specified in such Section and in Section 6.05(a) above, and to the condition that the Company may at any time terminate its proposal to register its shares and discontinue its efforts to cause a registration statement to become or remain effective.

     Section 6.06. Information from and Certain Covenant of Holders of Registrable Shares. The Holders for whom Registrable Shares are to be registered pursuant to this Agreement shall provide to the Company such information regarding the Registrable Shares to be so registered, the Holder and the intended method of disposition of each Registrable Shares as shall reasonably be required in connection with the action to be taken. Any Holder whose Registrable Shares is included in a registration statement pursuant to this Agreement shall execute all consents, powers of attorney, registration statements and other documents reasonably required to be signed by it in order to cause such registration statement to become effective. Each selling Holder covenants that, in disposing of such Holder's shares, each Holder will comply with all applicable Rules of the SEC adopted pursuant to the Exchange Act.

     Section 6.07. Registration Expenses. All Registration Expenses (as defined herein) will be borne by the Company. Underwriting discounts and commissions applicable to the sale of Registrable Shares shall be borne by each selling Holder of the Registrable Shares to which such discount or commission relates, and each selling Holder shall be responsible for the fees and expenses of any legal counsel, accountants or other agents retained by such selling Holder and all other out-of-pocket expenses incurred by such selling Holder in connection with any registration under this Agreement. All of the expenses referred to in the preceding sentence will be excluded from the term "Registration Expenses".

     As used herein, the term "Registration Expenses" means all expenses incident to the Company's performance of or compliance with the obligations imposed upon it in this Article VI (whether or not the registration in connection with which such expenses are incurred ultimately becomes effective), including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Shares), rating agency fees, printing expenses, messenger and delivery expenses incurred by the Company, internal expenses incurred by the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, and fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any comfort letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts retained by the Company and the fees and expenses of other persons retained by the Company in connection with such registration.

     Section 6.08. Indemnification; Contributions. (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each selling Holder of Registrable Shares, its officers, directors and agents and each person, if any, who controls such selling Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Shares or in any amendment or supplement thereto or in any preliminary prospectus relating to the Registrable Shares, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such selling Holder or on such selling Holder's behalf expressly for use therein and provided further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus for which such selling Holder had the primary responsibility to distribute, the indemnity agreement contained in this Section 6.08(a) shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a copy of the final prospectus was not sent or given to the person asserting any such losses, claims, damages, liabilities or expenses at or prior to the written confirmation of the sale of the Registrable Shares concerned to such person if a final prospectus is made available by the Company on a timely basis. The Company also agrees to include in any underwriting agreement with any underwriters of the Registrable Shares provisions indemnifying and providing for contribution to such underwriters, their officers and directors and each person who controls such underwriters on substantially the same basis as the provisions of this Section 6.08 indemnifying and providing for contribution to the selling Holders.

     (b) Indemnification by Holders of Registrable Shares. Each selling Holder agrees to indemnify and hold harmless the Company, its officers, directors and agents and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Shares or in any amendment or supplement thereto or in any preliminary prospectus relating to the Registrable Shares, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided (i) that such losses, claims, damages, liabilities or expenses arise out of, or, are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such selling Holder or on such selling Holder's behalf expressly for use therein, (ii) that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this Section 6.08(b) shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a copy of the final prospectus was not sent or given to the person asserting any such losses, claims, damages, liabilities or expenses at or prior to the written confirmation of the sale of the Registrable Shares concerned to such person, and (iii) that no selling Holder shall be liable for any indemnification under this Section 6.08 in an aggregate amount that exceeds the total net proceeds (before deducting expenses other than underwriting discounts or commissions) received by such selling Holder from the offering. Each selling Holder also agrees to include in any underwriting agreement with underwriters of the Registrable Shares provisions indemnifying and providing for contribution to such underwriters, their officers and directors and each person who controls such underwriters on substantially the same basis as the provisions of this Section 6.08 indemnifying and providing for contribution to the Company.

     (c) Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any indemnified party hereunder in respect of which indemnity may be sought from an indemnifying party, the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party, and shall assume the payment of all expenses. Such indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to such indemnified party, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such indemnified party and such indemnifying party and such indemnified party shall have been advised by counsel in writing that there may be one or more legal defenses available to such indemnified party that are different from or additional to those available to the indemnifying party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel reasonably acceptable to the indemnifying party at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action of proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party, which firm shall be designated in writing by such indemnified party. The indemnifying party shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there is a final judgment for the plaintiff in any such action or proceeding, the indemnifying party agrees to indemnify and hold harmless such indemnified party from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

     (d) Contribution. If the indemnification provided for in this Section 6.08 is unavailable to the Company or the selling Holders in respect of any losses, claims, damages, liabilities or judgments referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments, in such proportion as is appropriate to reflect the relative fault of each such party in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative fault of each such party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 6.08(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by each indemnified party in connection with investigation or defending any such action or claim. Notwithstanding the provisions of this Section 6.08(d), no selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Shares of such selling Holder were offered to the public exceeds the amount of any damages which such selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(i) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                  ARTICLE VII.

                   Standstill and Confidentiality Provisions

     Section 7.01. Certain Definitions. As used in this Article VII, the following terms shall have the following meanings:

          (a) "Company Voting Securities" shall mean, collectively, Common Stock, any preferred stock of the Company that is entitled to vote generally for the election of directors, any other class or series of Company securities that is entitled to vote generally for the election of directors and any other securities, warrants or options or rights of any nature (whether or not issued by the Company) that are convertible into, exchangeable for, or exercisable for the purchase of, or otherwise give the holder thereof any rights in respect of, Common Stock, Company preferred stock that is entitled to vote generally for the election of directors, or any other class or series of Company securities that is entitled to vote generally for the election of directors.

          (b) "Effective Date"  shall mean the date hereof.

          (c) The "Combined Voting Power" at any measurement date shall mean the total number of votes which could have been cast in an election of directors of the Company had a meeting of the shareholders of the Company been duly held based upon a record date as of the measurement date if all Company Voting Securities then outstanding and entitled to vote at such meeting were present and voted to the fullest extent possible at such meeting.

          (d) The terms "beneficial ownership" and "group" shall have the respective meanings ascribed to such terms pursuant to Regulation 13D-G adopted by the SEC under the Exchange Act, as in effect on the date hereof.

          (e) "Independent Committee" shall mean the special committee of the Board of Directors of the Company which has been formed to consider a possible transaction between SOCO and the Company and related matters, the membership of which committee shall initially consist of Robert J. Clark, Jay W.

     Decker and Alexander Lynch, it being understood that any changes in the membership of such committee shall be effective only if they are unanimously approved by the Board of Directors of the Company prior to such change.

          (f) "Prior Approval" of (i) the Independent Committee shall mean the due adoption by a majority of the members of the Independent Committee of a resolution setting forth the Independent Committee's approval of a particular action or matter, which resolution shall have been recorded in the minutes of meetings of the Independent Committee, or (ii) the Board of Directors of the Company shall mean the due adoption by a majority of the members of the Board of Directors in accordance with the Bylaws of the Company of a resolution setting forth the approval of the Board of Directors of a particular action or matter, which resolution shall have been recorded in the minutes of meetings of the Board of Directors of the Company.

          (g) The term "Approval Body" shall mean the Independent Committee; provided, however, that with respect to any transaction (i) proposed by or on behalf of any Investor prior to the time that such Investor beneficially owns more than 20% of the outstanding Company Voting Securities and (ii) in which the proposed consideration to be offered to all holders of Common Stock is identical on a per share basis, the Approval Body for such transaction shall be the Board of Directors of the Company.

          (h) The term "Limitation Period" shall mean a period of two years after the Effective Date; provided, however, that if during such two-year period any Investor has either (i) acquired any amount of the Company Voting Securities pursuant to this Agreement, (ii) acquired more than 5.0% of the Combined Voting Power in any other manner, or (iii) acquired any Company Voting Securities in any other manner which, when added to Company Voting Securities previously held by such Investor, gives such Investor more than 10.0% of the Combined Voting Power, then in any such event the Limitation Period shall mean a period of five years after the Effective Date.

          (i) The term "affiliate" shall mean, with respect to any Investor and its managing partner, any other person (the "affiliated person") which directly or indirectly is controlled by such Investor (or its managing partner), provided that no affiliated person that is a portfolio company of such Investor (or its managing partner) shall be considered an affiliate of any such Investor and its managing partner for purposes of this Article VII.

     Section 7.02. Confidentiality Covenants. (a) Evaluation Material. (i) Each Investor hereby agrees to treat any information concerning the Company (whether prepared by the Company, SOCO, their advisors or otherwise) which will be furnished to such Investor by or on behalf of the Company, SOCO or their advisors in accordance with the provisions of this Section 7.02 (herein referred to as the "Evaluation Material") and to take or abstain from taking certain other actions herein set forth. The term "Evaluation Material" includes all non-public information in any form concerning the Company and its subsidiaries and affiliates that is provided to each Investor or its directors, officers, employees, agents or advisors by or on behalf of the Company. The term "Evaluation Material" does not include information which an Investor can demonstrate (A) is already in such Investor's possession, provided that such information is not known by such Investor after reasonable inquiry to be subject to another confidentiality agreement with or other obligation of secrecy to the Company or another party, (B) becomes generally available to the public other than as a result of a disclosure by such Investor or its directors, officers, employees, agents or advisors, or (C) becomes available to such Investor, or is independently developed by such Investor, on a non-confidential basis from a source other than the Company, SOCO or their advisors, provided that such source is not known by such Investor, after reasonable inquiry, to be bound by a confidentiality agreement with or other obligation of secrecy to the Company or another party.

     (ii) Each Investor hereby agrees that the Evaluation Material will be used solely for the purpose of evaluating a possible transaction between the Company and such Investor (and/or, if applicable, SOCO), and that such information will be kept confidential by such Investor and its advisors; provided, however, that
(A) any of such information may be disclosed to such Investor's directors, officers, employees, advisors and potential financing sources and representatives of such Investor's advisors and potential financing sources (collectively, "Representatives") who need to know such information for the purpose of evaluating any such possible transaction between the Company and such Investor (and/or, if applicable, SOCO) (it being understood that such Representatives shall be informed by such Investor of the confidential nature of such information and shall be directed by such Investor to treat such information confidentially), and (B) any disclosure of such information may be made to which the Company consents in writing.

     (iii) If any Investor or any of its Representatives are requested to disclose any Evaluation Material, such Investor shall promptly notify the Company to permit the Company to seek a protective order or to take other appropriate action. Each Investor shall also cooperate in the Company's efforts to obtain a protective order or other reasonable assurance that the confidential treatment shall be accorded the Evaluation Material. If, in the absence of a protective order, any Investor or any of its Representatives are, in the written opinion of such Investor's counsel addressed to the Company, compelled as a matter of law to disclose the Evaluation Material, such Investor may disclose to the party compelling disclosure only such part of the Evaluation Material as is required by law to be disclosed and such Investor shall use its reasonable best efforts to obtain confidential treatment therefor.

     (iv) Each Investor hereby acknowledges that it is aware, and that it will advise such Representatives who are informed as to the matters which are the subject of this Section 7.02, that the United States securities laws prohibit any person who has received from an issuer material, non-public information concerning the matters which are the subject of this Section 7.02 from purchasing or selling securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

     (b) Treatment of Materials. In the event that no Closing occurs hereunder prior to the termination of this Agreement, each Investor shall, upon request, promptly redeliver to the Company all written Evaluation Material and any other written material containing or reflecting any information in the Evaluation Material (whether prepared by or on behalf of the Company, its advisors or otherwise) and will not retain any copies, extracts or other reproductions in whole or in part of such written material, and, upon request by the Company, all documents, memoranda, notes and other writings whatsoever prepared by such Investor or its Representatives based on the information in the Evaluation Material shall be destroyed.

     Section 7.03. Acquisition of Company Voting Securities. If an Investor has acquired Company Voting Securities pursuant to this Agreement or the SOCO Option Agreement, including any conversion of the 8.5% Convertible Preferred Stock into Common Stock (an "Authorized Purchase") during the Limitation Period without the Prior Approval of the Approval Body, neither such Investor nor any of its affiliates shall thereafter, directly or indirectly, acquire, offer to acquire, agree to acquire, become the beneficial owner of or obtain any rights in respect of any additional Company Voting Securities, by purchase or otherwise, or take any action in furtherance thereof, if the effect of such acquisition, agreement or other action would be (either immediately or upon consummation of any such acquisition, agreement or other action, or expiration of any period of time provided in any such acquisition, agreement or other action) to increase the aggregate beneficial ownership of Company Voting Securities by such Investor and its affiliates to such number of Company Voting Securities that represents or possesses greater than 20.0% of the Combined Voting Power of Company Voting Securities. Notwithstanding the foregoing maximum percentage limitations, (i) an Investor shall not be obligated to dispose of any Company Voting Securities beneficially owned in violation of such maximum percentage limitations if, and solely to the extent that, its beneficial ownership is or will be increased solely as a result of a repurchase of any Company Voting Securities by the Company or any of its subsidiaries if such repurchase shall have received the Prior Approval of the Board of Directors, and
(ii) the foregoing shall not prohibit any purchase of Company Voting Securities directly from the Company (including pursuant to the exercise of rights, oversubscription rights or standby purchase obligations in connection with rights offerings by the Company). For purposes of calculating the maximum percentage limitations, all Company Voting Securities that are the subject of a right, option, agreement, arrangement or understanding pursuant to which an Investor or any of its affiliates has the right to obtain beneficial ownership of such securities in the future shall also be deemed to be beneficially owned by such Investor or its affiliate.

     Section 7.04. Distribution of the Company Voting Securities. (a) Each Investor hereby agrees that (subject to the last sentence of this Section 7.04(a)), (i) prior to the first anniversary of the Initial Closing

Date, neither such Investor nor any of its affiliates shall, directly or indirectly, Transfer any Company Voting Security to any person, (ii) during the period commencing on the first anniversary of the Initial Closing Date until the second anniversary thereof, neither such Investor nor any of its affiliates shall, directly or indirectly, Transfer any Company Voting Security to any person, except as permitted under applicable securities laws and (except for Transfers pursuant to Rule 144 under the Securities Act) with the Prior Approval of the Approval Body (which approval will not be unreasonably withheld) (and any permitted transferee of such Transfer (except Transfers pursuant to Rule 144 under the Securities Act) shall agree to be bound by the provisions in this subsection, and (iii) on and after the second anniversary of the Initial Closing Date, such Investor shall be entitled to Transfer any Company Voting Security to any person, subject solely to any applicable securities law restrictions. In addition to the foregoing Transfer provisions, during the Limitation Period, neither an Investor nor any of its affiliates shall, directly or indirectly, Transfer any Company Voting Security in a transaction that would result in a Transfer to any person or group that, to the knowledge of such Investor, upon consummation of such Transfer, would, directly or indirectly, have beneficial ownership of or the right to acquire beneficial ownership of such number of Company Voting Securities as represent greater than 7.5% of the Combined Voting Power, except in response to a Qualifying Offer (as defined in Section 7.04(b)(i)) or to a Qualified Buyer (as defined in Section 7.04(b)(ii)) or pursuant to an underwritten public offering or pursuant to Rule 144 under the Securities Act.

     (b) Notwithstanding Section 7.04(a), (i) on and after the eleventh business day after commencement of a tender or exchange offer made by a person who is not an affiliate of an Investor for outstanding Company Voting Securities, such Investor may tender or exchange any Company Voting Securities beneficially owned by it pursuant to such offer if such offer shall have received the Prior Approval of the Independent Committee (or the Independent Committee shall not have made a recommendation to reject such offer) (a "Qualifying Offer"), and/or
(ii) such Investor may sell Company Voting Securities to a buyer (a "Qualified Buyer") who would thereafter own Company Voting Securities representing greater than 20.0% of the Combined Voting Power if such buyer shall have executed a confidentiality and standstill agreement having substantially the same terms as are contained in this Article VII.

     Section 7.05. Proxy Solicitations, etc. During the Limitation Period, neither an Investor nor any of its affiliates shall solicit proxies, assist any other person in any way, directly or indirectly, in the solicitation of proxies, become a "participant" in a "solicitation," or assist any "participant" in a "solicitation" (as such terms are defined in Rule 14a-1 of Regulation 14A under the Exchange Act) in opposition to the recommendation of the Independent Committee, or submit any proposal for the vote of shareholders of the Company, or recommend or request or induce or attempt to induce any other person to take any such actions, or seek to advise, encourage or influence any other person with respect to the voting of Company Voting Securities, in each case without the Prior Approval of the Independent Committee. Nothing in this Section 7.05 shall restrict any Investor or its affiliates from otherwise voting its shares of Company Voting Securities.

     Section 7.06. No Voting Trusts, Pooling Agreements, or Formation of "Groups". During the Limitation Period, neither an Investor nor any of its affiliates shall form, join in or in any other way participate in a partnership, pooling agreement, syndicate, voting trust or other "group" with respect to Company Voting Securities, or enter into any agreement or arrangement or otherwise act in concert with any other person, for the purpose of acquiring, holding, voting or disposing of Company Voting Securities, in each case without the Prior Approval of the Independent Committee. Notwithstanding the foregoing provisions of this Section 7.06, nothing in this Section 7.06 shall in any way limit the ability of an Investor to pursue or consummate an Authorized Purchase in compliance with Section 7.03 or to exercise its rights under this Agreement.

     Section 7.07. Limitation on Various Other Actions. During the Limitation Period, neither an Investor nor any of its affiliates shall take any action, alone or in concert with any other person, to seek to effect a change in control of the Company or otherwise seek to circumvent the limitations of the provisions of this Article VII. Without limiting the generality of the foregoing, without the Prior Approval of the Independent Committee, neither an Investor nor any of its affiliates shall (i) present to the Company, its stockholders or any third party any proposal that can reasonably be expected to result in a change of control of the Company or in an increase in the Combined Voting Power of Company Voting Securities beneficially owned in the aggregate by such Investor and its affiliates beyond the percentage beneficially owned by them as of the date on which such proposal is made (except in full compliance with the terms of Section 7.08), (ii) publicly suggest or announce its willingness or desire to engage in a transaction or group of transactions or have another person engage in a transaction or group of transactions that would result in a change of control of the Company or in an increase in the Combined Voting Power of Company Voting Securities beneficially owned in the aggregate by such Investor and its affiliates beyond the percentage beneficially owned by them as of the date on which such announcement is made, or (iii) initiate, request, induce, encourage or attempt to induce or give encouragement to any other person to initiate any proposal that can reasonably be expected to result in a change of control of the Company or in an increase in the Combined Voting Power of Company Voting Securities beneficially owned in the aggregate by such Investor and its affiliates beyond the percentage beneficially owned by them as of the date of such action. Notwithstanding the foregoing provisions of this
Section 7.07, nothing in this Section 7.07 shall in any way limit the ability of such Investor to pursue or consummate an Authorized Purchase in compliance with
Section 7.03.

     Section 7.08. Acquisition Proposals. (a) During the Limitation Period, notwithstanding any provision in this Article VII to the contrary, if an Investor desires to submit a proposal to acquire control of the Company or to increase its percentage ownership of Company Voting Securities beyond its percentage ownership as of the date on which such proposal is submitted, it may do so only by notifying the chairman of the Approval Body and complying with all of the following procedures:

          (i) such Investor may only submit to the Company a proposal having the following terms (the "Proposal"):

             (A) the Proposal entails either (1) a tender offer for all outstanding Company Voting Securities not owned by such Investor and its affiliates which offer is conditioned upon a majority of the outstanding Company Voting Securities not owned by such Investor and its affiliates having been tendered, followed by a merger transaction, or (2) a merger transaction which is conditioned on the approval of stockholders holding a majority of the outstanding Company Voting Securities not owned by such Investor and its affiliates; and

             (B) the Proposal provides that the same consideration will be paid to all of the Company's stockholders (other than such Investor and its affiliates) in the tender offer and/or merger transaction.

          (ii) The Approval Body shall retain a reputable investment banking firm to advise the Approval Body with respect to the fairness of the Proposal to the stockholders of the Company other than such Investor and its affiliates from a financial point of view, and the Approval Body shall retain independent counsel to advise it with respect to the Proposal.

          (iii) The Proposal shall have received the Prior Approval of the Approval Body, which shall not give its approval unless it has received an opinion from such investment banking firm, in form and substance reasonably acceptable to the Approval Body, that the Proposal is fair to the stockholders of the Company other than such Investor and its affiliates from a financial point of view.

     (b) Unless all of the preconditions set forth in Sections 7.08(a)(i), 7.08(a)(ii) and 7.08(a)(iii) have been satisfied, the Proposal shall not be presented to the Company's stockholders and such Investor shall withdraw the Proposal.

     (c) Each Investor shall not, and shall direct its Representatives not to, disclose to any person either the fact that discussions or negotiations are taking place concerning a possible transaction as contemplated by the Proposal or any of the terms or other facts with respect to any such possible transaction, in each case without the Prior Approval of the Approval Body.

     (d) Notwithstanding the foregoing provisions of this Section 7.08, nothing in this Section 7.08 shall in any way limit the ability of an Investor to pursue or consummate an Authorized Purchase in compliance with Section 7.03 without complying with the procedures set forth in this Section 3.6.

     Section 7.09. Term of Standstill and Confidentiality Provisions. Unless the provisions contained in this Article VII specifically provide for earlier termination with respect to any particular right or obligation, the provisions contained in this Article VII shall terminate on the last day of the Limitation Period notwithstanding an earlier termination of this Agreement pursuant to
Article VIII.

                                 ARTICLE VIII.

                                      Term

     Section 8.01. Termination. This Agreement may be terminated on or any time prior to the Initial Closing (provided that no such termination shall be effective if (i) such termination is for the sole purpose of removing one or more Investors from this Agreement and (ii) the Company and the remaining Investors contemplate, as of the date of such termination, to enter into a transaction comparable to the transaction provided for by this Agreement):

          (a) by the mutual written consent of the Investors and the Company;

          (b) by either the Company or the Investors, if the Initial Closing shall not have occurred or is not capable of occurring (and the party claiming that such Closing is incapable of occurring demonstrates such fact beyond a reasonable doubt) on or prior to December 31, 1997, unless the failure of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform or observe its agreements set forth herein required to be performed or observed by such party on or before the Initial Closing, provided that, if a non-defaulting Investor is otherwise entitled to terminate this Agreement but such termination is prohibited because of a default by another Investor, such non-defaulting Investor may terminate its commitment hereunder following 10 days' prior written notice to the Company, unless during such 10-day period the Company has replaced or otherwise terminated the commitment of each defaulting Investor; or

          (c) by the Company, if the condition to the Initial Closing set forth in Section 5.04 shall not have been satisfied.

     Section 8.02. Effect of Termination. Except as provided in Section 8.03, in the event of the termination of this Agreement as provided in Section 8.01, this Agreement shall forthwith become void except for the obligations set forth in Article VII and Sections 9.02 through 9.15 and there shall be no liability or obligation on the part of the parties hereto except as otherwise provided in this Agreement. The termination of this Agreement under Section 8.01(b) shall not relieve either party of any liability for breach of this Agreement prior to the date of termination.

     Section 8.03. Termination Fee. If this Agreement is terminated pursuant to Section 8.01(b) due, in whole or in part, to the failure of the condition precedent set forth in Section 5.04, the Company shall, immediately upon such termination but subject to the last sentence of this Section 8.03, (i) issue and deliver to the Investors an aggregate of 230,000 shares of the Company's Common Stock ("Termination Shares"), which shall be fully paid, validly issued and non-assessable when issued, such shares to be issued to each respective Investor ratably based on the amount by which the number of shares set forth opposite such Investor's name on Schedule I hereto bears to the total number of shares for all Investors set forth on Schedule I (except that only such Termination Shares payable to First Reserve Fund VII, Limited Partnership shall instead be payable to First Reserve Corporation), and (ii) pay to Investors the costs and expenses described in Section 9.07(b), notwithstanding any SOCO determination not to sell Common Stock in the Secondary Stock Offering. Upon issuance, the Termination Shares shall become "Registerable Shares" as set forth in Article VI, which shall survive such termination, except that Investors shall be entitled to only one Demand Registration with respect to the Termination Shares. Notwithstanding the foregoing, no Termination Shares shall be issued if the Option on SOCO Shares shall have become exercisable (whether or not the Investors elect to exercise the Option on SOCO Shares).

                                  ARTICLE IX.

                                 Miscellaneous

     Section 9.01. Survival of Representations, Warranties and Agreements. All representations, warranties and agreements made herein or in any certificates delivered in connection with any Closing shall survive such Closing.

     Section 9.02. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given, if delivered personally, by telecopier or sent by overnight courier as follows:

          (a) If to the Investors, to the address or telecopy number set forth below their name on the signature pages hereto;

          (b) If to the Company, to:

           Patina Oil & Gas Corporation
           1625 Broadway, Suite 2000
           Denver, Colorado 80202
           Phone: (303) 389-3600
           Fax: (303) 595-7407
           Attention: General Counsel

           With copies to:

           Thomas J. Edelman,
           Chairman of Patina Oil & Gas Corporation
           667 Madison Avenue, 22nd Floor
           New York, New York 10021
           Phone: (212) 371-1117
           Fax: (212) 888-6877

           Simpson Thacher & Bartlett
           425 Lexington Avenue
           New York, New York 10017
           Phone: (212) 455-2000
           Fax: (212) 455-2502
           Attention: Robert L. Friedman, Esq.

or to such other address or addresses as shall be designated in writing. All notices shall be effective when received.

     Section 9.03. Entire Agreement; Amendment. This Agreement and the Certificate of Designations and the documents described herein and therein or attached or delivered pursuant hereto or thereto or contemporaneously herewith set forth the entire agreement among the parties hereto with respect to the transactions contemplated by this Agreement. Any provision of this Agreement may be amended or modified in whole or in part at any time by an agreement in writing among the parties hereto executed in the same manner as this Agreement; provided that any amendment, modification or waiver to be delivered hereunder on behalf of the Investors shall be effective against all of the Investors if Investors holding 65% or more of the aggregate commitments hereunder shall agree to such amendment, modification or waiver; provided, however that no such amendment, modification or waiver (i) shall disproportionately disadvantage an Investor, (ii) shall reduce or increase any Investor's commitment hereunder or
(iii) reduce the dividend rate or other principal economic terms of the 8.5% Convertible Preferred Stock to be purchased hereunder, in each case without the consent of the Investor affected thereby. No failure on the part of any party to exercise, and no delay in exercising, any right shall operate as a waiver thereof nor shall any single or partial exercise by any party of any right preclude any other or future exercise thereof or the exercise of any other right. No investigation by the Investors of the Company prior to or after the date hereof shall prevent the Investors from exercising any right hereunder or be deemed to be a waiver of any such right.


     Section 9.04. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same document.


     SECTION 9.05. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THAT STATE.

     Section 9.06. Public Announcements. Each of the parties hereto agrees to hold in strict confidence and not to disclose to others the status of any discussions among the parties with respect to the subject matter of this Agreement until such time as the parties mutually agree to publicly disclose such information or are legally obligated to disclose such information. Subject to the provisions of the previous sentence, the parties hereto will cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Agreement and any of the transactions contemplated hereby, and no party hereto will make any news releases or other information disclosures with respect to the subject matter of this Agreement without the prior consent of the other parties hereto.

     Section 9.07. Expenses. (a) Except as provided in Sections 6.07 and 9.07(b), each of the parties hereto will pay its own expenses incurred or to be incurred in connection with this Agreement and the transactions contemplated hereby. None of the parties hereto shall engage any broker, finder or agent or agree to pay to any person any broker's fee, finder's fee, commission or other similar form of compensation in connection with this Agreement or the transactions contemplated hereby, except as provided in Section 3.01(s) hereof.

     (b) In the event that SOCO determines not to sell its Common Stock in the Secondary Stock Offering because the proposed Net Offering Price is less than $7.0875 per share, then the Company shall promptly pay the Investors for all reasonable costs and out-of-pocket expenses incurred by them in connection with the negotiation of this Agreement and the consummation of the transactions contemplated hereby, including without limitation the reasonable fees and expenses of the Investors' counsel up to a maximum expense reimbursement pursuant to this Section 9.07(b) of $100,000.

     Section 9.08. Indemnification. (a) Indemnification and Payment of Damages by the Company. The Company will indemnify and hold harmless the Investors and its controlling persons and affiliates (collectively, the "Indemnified Persons") for, and will pay to the Indemnified Persons the amount of, any loss, liability, claim, damage or expense (including reasonable attorneys' fees and expenses) (collectively, "Damages") actually incurred by the Indemnified Persons, arising, directly or indirectly, from or in connection with: (i) any representation or warranty specifically made by the Company in this Agreement which is qualified as to materiality not being true and correct as of the date hereof and any Closing Date, and any representation or warranty specifically made by the Company in this Agreement which is not so qualified not being true and correct in all material respects as of the date hereof and any Closing Date, or (ii) any breach by the Company of any covenant or obligation of the Company specifically contained in this Agreement. The remedies provided in this Section 9.08 will be the sole remedies available to the Investors and the other Indemnified Persons with respect to the matters referred to in this Section 9.08, provided that the foregoing shall not limit any right to terminate this Agreement, specific performance or injunctive relief that a party may otherwise have.

     (b) Indemnification and Payment of Damages by the Investors. Each Investor severally, but not jointly, will indemnify and hold harmless the Company, and will pay to the Company the amount of any Damages actually incurred by the Company, arising, directly or indirectly, from or in connection with (i) any representation or warranty specifically made by such Investor in this Agreement which is qualified as to materiality not being true and correct as of the date hereof and any Closing Date, and any representation or warranty specifically made by such Investor in this Agreement which is not so qualified not being true and correct in all material respects as of the date hereof or any Closing Date, or (ii) any breach by the Investors of any covenant or obligation of such Investor specifically contained in this Agreement. The remedies provided in this Section 9.08 will be the sole remedies available to the Company with respect to the matters referred to in this Section 9.08, provided that the foregoing shall not limit any right to terminate this Agreement, specific performance or injunctive relief that a party may otherwise have.

     (c) Time Limitations. The Company will have no liability (for indemnification or otherwise) with respect to any representation or warranty, or covenant or obligation to be performed and complied with prior to any Closing Date, other than those in Section 3.01(a), (c), (e), (o) or (r), unless on or before the first anniversary of the last Closing Date to occur, the Investors notify the Company of a claim specifying the factual basis of that claim in reasonable detail to the extent then known by the Investors; a claim with respect to Section 3.01(o) or (r) may be brought at any time on or before the third anniversary of the last Closing Date; and a claim with respect to Section 3.01(a), (c) or (e) will survive indefinitely. The Investors will have no liability (for indemnification or otherwise) with respect to any representation or warranty, or covenant or obligation to be performed and complied with prior to any Closing Date, unless on or before the first anniversary of the last Closing Date, the Company notifies the Investors of a claim specifying the factual basis of that claim in reasonable detail to the extent then known by the Company.

     (d) Limitations On Amount. (i) The Company will have no liability to any Investor pursuant to Section 9.08(a) until the total of all Damages owed to such Investor with respect to such matters exceeds such Investor's pro rata interest (based on its aggregate commitment hereunder) of $1,000,000, and then only for the amount by which such Damages exceed such pro rata interest of $1,000,000. The liability of the Company pursuant to Section 9.08 shall not exceed such Investor's pro rata interest (based on its aggregate commitment hereunder) of $5,000,000 in the aggregate (provided that, if the amount of Damages exceeds $5,000,000, the Investors' remedy shall be the recision of the issuance and sale of the 8.5% Convertible Preferred Stock hereunder with the Company repurchasing, at the purchase price, such stock).

     (ii) Each Investor will have no liability to the Company pursuant to
Section 9.08(b) until the total of all Damages with respect to such matters exceeds such Investor's pro rata interest (based on its aggregate commitment hereunder) of $1,000,000, and then only for the amount by which such Damages exceed such pro rata interest of $1,000,000. The liability of an Investor to the Company pursuant to Section 9.08 shall not exceed such Investor's pro rata interest (based on its aggregate commitment hereunder) of $5,000,000 in the aggregate.

     (e) Other Limitations. The Company will have no liability to an Investor or the Indemnified Persons for any breach of representation or warranty to the extent that the Company can establish that such Investor had actual knowledge of the facts which form the basis of such claim prior to the applicable Closing Date. The Investors will have no liability to the Company for any breach of representation or warranty to the extent that the Investors can establish that the Company had actual knowledge of the facts which form the basis of such claim prior to the applicable Closing Date.

     (f) Procedure for Indemnification. Promptly upon an indemnified party under Section 9.08(a) or 9.08(b) becoming aware of a claim it may have against an indemnifying party under such Section, such indemnified party will if a claim is to be made against an indemnifying party under such Section, give notice to the indemnifying party, but the failure so to notify the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified party, except to the extent that the indemnifying party demonstrates that it shall have been materially prejudiced by the indemnifying party's failure to give such notice. The parties shall cooperate in resolving questions as to Damages payable under Section 9.08(a) or 9.08(b) and determining the amount of any Damages payable. If the parties shall not be able, for a period of 30 days, to concur and agree upon the amount of Damages payable under said Section, as applicable, either party may, upon the expiration of such number of days, submit such difference to a court of competent jurisdiction in the United States of America for final determination. The final determination of such court with respect to any difference so submitted, after all appeals have been taken or the time to appeal shall have expired (the "Final Determination"), shall be conclusive and binding upon the parties. Promptly after the exact amount and nature of any Damages under Section 9.08(a) or 9.08(b) payable has been determined or agreed upon by the parties or fixed by a Final Determination, the indemnifying party shall pay such Damages to the indemnified party. Such Damages shall be deemed to be due and payable by the indemnifying party as of a date no later than the date when notice of the claim therefor was first given to the indemnifying party on behalf of the indemnified party.

     Section 9.09. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Neither this Agreement nor any of the parties' rights, interests or obligations hereunder shall be assignable by any party hereto without the prior written consent of the other parties hereto; provided that, if any Investor fails to fulfill its obligation to fund its commitment for shares of 8.5% Convertible Preferred Stock hereunder, such defaulting Investor's commitment obligation hereunder may be assigned to one or more other non-defaulting Investor (which assignment shall occur no later than the applicable Closing Date and any non-defaulting Investor accepting such additional commitment shall execute and deliver an appropriate amendment or supplement to this Agreement reflecting such assignment). No assignment shall relieve the assigning party of any of its obligations hereunder. Any attempted assignment of this Agreement in breach of this provision shall be void and of no effect.

     Section 9.10. No Third Party Rights. Nothing in this Agreement, expressed or implied, shall or is intended to confer upon any person other than the parties hereto or their respective successors or assigns any rights or remedies of any nature or kind whatsoever under or by reason of this Agreement.

     Section 9.11. Specific Performance. The Company acknowledges that the rights granted to the Investors in this Agreement are of a special, unique and extraordinary character, and that any breach of this Agreement by the Company could not be compensated for by damages. Accordingly, if the Company breaches its obligations under this Agreement, the Investors shall be entitled, in addition to any other remedies that they may have, to enforcement of this Agreement by a decree of specific performance requiring the Company to fulfill its obligations under this Agreement.

     Section 9.12. Captions. The captions contained in this Agreement are for reference purposes only and are not part of this Agreement.

     Section 9.13. Severability. Should any part of this Agreement for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Agreement without including therein any such part or parts which may, for any reason, be hereafter declared invalid.

     Section 9.14. Mutual Waiver of Jury Trial. Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. Therefore, to achieve the best combination of the benefits of the judicial system and of arbitration, the parties hereto waive all right to trial by jury in any action, suit or proceeding brought to enforce or defend any rights or remedies under this Agreement.

     Section 9.15. Jurisdiction. The courts of the State of New York in New York County and the United States District Court for the Southern District of New York shall have jurisdiction over the parties with respect to any dispute or controversy between them arising under or in connection with this agreement and, by execution and delivery of this Agreement, each of the parties to this Agreement submits to the jurisdiction of those courts, including but not limited to the in personam and subject matter jurisdiction of those courts, waives any objections to such jurisdiction on the grounds of venue or forum non conveniens, the absence of in personam or subject matter jurisdiction and any similar grounds, consents to service of process by mail (in accordance with Section 9.02) or any other manner permitted by law, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.

     Section 9.16. References to Other Agreements. To the extent that this Agreement refers to any other agreement, or any provision thereof, such reference shall be deemed to be to such agreement or provision in the form initially executed by the parties thereto (regardless of whether such agreement or provision is amended) unless and to the extent that (a) such amendment does not adversely affect the non-signing party or (b) the non-signing party consent in writing to such amendment.

     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto or by their respective duly authorized officers, all as of the date first above written.

                                     PATINA OIL & GAS CORPORATION

                                     By: /s/  THOMAS J. EDELMAN
                                         ----------------------------------------------------
                                         Name: Thomas J. Edelman
                                         Title: Chairman and Chief Executive Officer

                                     FIRST RESERVE FUND VII, LIMITED PARTNERSHIP

                                     By: First Reserve Corporation, its General Partner

                                     By: /s/  WILLIAM E. MACAULAY
                                         ----------------------------------------------------
                                         Name: William E. Macaulay
                                         Title: President and Chief Executive Officer
With copy to:
Thomas R. Denison, Esq.              475 Steamboat Road
Gibson Dunn & Crutcher LLP           Greenwich, Connecticut 06830
1801 California Street               Phone: (203) 625-2502
Suite 4100                           Fax: (203) 661-6729
Denver, Colorado 80202
Phone: (303) 298-5734
Fax: (303) 313-2823

                                     CHASE VENTURE CAPITAL ASSOCIATES, L.P.

                                     By: Chase Capital Partners, its General Partner

                                     By: /s/  ARNOLD L. CHAVKIN
                                         ----------------------------------------------------
                                         Name: Arnold L. Chavkin
                                         Title: General Partner
With copy to:
Harvey Eisenberg, Esq.
O'Sullivan, Graev & Karabell         c/o Chase Capital Partners
30 Rockefeller Plaza, 41st Floor     380 Madison Avenue, 12th Floor
New York, New York 10112             New York, New York 10017
Phone: (212) 408-2416                Phone: (212) 622-3100
Fax: (212) 408-0646                  Fax: (212) 622-3101


                                     HIGHBRIDGE INTERNATIONAL LDC
                                     By: HIGHBRIDGE CAPITAL MANAGEMENT, INC.

                                     By: /s/  GLENN R. DUBIN
                                         -----------------------------------
                                         Name: Glenn R. Dubin
                                         Title: Co-Chairman
With copy to:
Ron Resnick, Esq.
c/o Highbridge Capital               c/o Highbridge Capital Management, Inc.
  Management, Inc.                   767 Fifth Avenue, 23rd Floor
767 Fifth Avenue, 23rd Floor         New York, New York 10153
New York, New York 10153             Phone: (212) 751-4510
Phone: (212) 751-4510                Fax: (212) 486-9379
Fax: (212) 759-6010

                                     BEDFORD FALLS INVESTORS, LP
                                     By: Metropolitan Capital Advisors, LP
                                     its General Partner
                                     By: Metropolitan Capital Advisors, Inc.

                                     By: /s/  JEFFREY SCHWARZ
                                         -----------------------------------
                                         Jeffrey Schwarz
                                         Chief Executive Officer

                                         660 Madison Avenue, 20th Floor
                                         New York, NY 10021
                                         Phone: (212) 486-8100
                                         Fax: (212) 486-8819

                                         /s/ ANTHONY V. DUB
                                         -----------------------------------
                                         Anthony V. Dub

                                         c/o Credit Suisse First Boston
                                         11 Madison Avenue
                                         New York, NY 10010
                                         Phone: (212) 325-4800
                                         Fax: (212) 325-8266

                                     /s/  ALLEN FINKELSON
                                     ----------------------------------------------------
                                     Allen Finkelson
                                     c/o Cravath, Swain & Moore
                                     Worldwide Plaza
                                     825 Eighth Avenue -- 46th Floor
                                     New York, NY 10019
                                     Phone: (212) 474-1262
                                     Fax: (212) 765-1047

                                     /s/  WILLIAM P. NICOLETTI
                                     ----------------------------------------------------
                                     William P. Nicoletti
                                     c/o Nicoletti & Company Inc.
                                     1155 Avenue of the Americas, 29th Floor
                                     New York, NY 10036
                                     Phone: (212) 819-2640
                                     Fax: (212) 391-7420

                                     /s/  IRIK P. SEVIN
                                     ----------------------------------------------------
                                     Irik P. Sevin
                                     c/o Petroleum Heat & Power Co., Inc.
                                     2187 Atlantic Street
                                     P.O. Box 1457
                                     Stamford, CT 06904
                                     Phone: (203) 325-5450
                                     Fax: (203) 328-7421

                                     /s/  PETER SEAMAN
                                     ----------------------------------------------------
                                     Peter Seaman
                                     c/o Universal Studios
                                     100 Universal City Plaza
                                     Universal Building #507
                                     Suite 3G
                                     Universal City, CA 91608

                                                                      SCHEDULE I

                       SCHEDULE OF INVESTORS' COMMITMENTS

                                                            NUMBER OF SHARES
                                             AGGREGATE           OF 8.5%              NUMBER OF SHARES OF
                                            COMMITMENT    CONVERTIBLE PREFERRED       COMMON STOCK TO BE
             NAME OF INVESTOR                 AMOUNT      STOCK TO BE PURCHASED   ACQUIRED AT INITIAL CLOSING
------------------------------------------  -----------   ---------------------   ---------------------------
First Reserve Fund VII, Limited
  Partnership.............................  $32,500,000         1,300,000                    51,587
Chase Venture Capital Associates, L.P.....  $22,500,000           900,000                    35,714
Highbridge International LDC..............  $ 4,750,000           190,000                     7,540
Bedford Falls Investors, LP...............  $ 2,500,000           100,000                     3,968
Anthony V. Dub............................  $   400,000            16,000                       635
Allen Finkelson...........................  $   100,000             4,000                       159
William P. Nicoletti......................  $   100,000             4,000                       159
Irik P. Sevin.............................  $   100,000             4,000                       159
Peter Seaman..............................  $    50,000             2,000                        79
                                            -----------         ---------                   -------
          Totals..........................  $63,000,000         2,520,000                   100,000

                                    ANNEX C

                      MANAGEMENT STOCK PURCHASE AGREEMENT

                                                                  CONFORMED COPY

                      MANAGEMENT STOCK PURCHASE AGREEMENT

                                     AMONG

                          PATINA OIL & GAS CORPORATION

                                      AND

                     THE MANAGEMENT INVESTORS NAMED HEREIN

                         DATED AS OF SEPTEMBER 4, 1997

                               TABLE OF CONTENTS


                                                                                       PAGE
                                                                                       ----
                                        ARTICLE I.
                                        Definitions
Section 1.01.   Definitions........................................................     C-2
                                        ARTICLE II.
                             Sale and Purchase of Common Stock
Section 2.01.   Sale and Purchase of Common Stock..................................     C-2
Section 2.02.   Closing............................................................     C-3
Section 2.03.   Appointment of the Representative..................................     C-3
                                       ARTICLE III.
                              Representations and Warranties
Section 3.01.   Representations and Warranties of the Company......................     C-4
Section 3.02.   Representations and Warranties of Management Investors.............     C-4
                                        ARTICLE IV.
                           Additional Agreements of the Parties
Section 4.01.   Taking of Necessary Action.........................................     C-5
Section 4.02.   Restrictions on Sale or Transfer; Legend...........................     C-5
Section 4.03.   New York Stock Exchange Listing....................................     C-6
Section 4.04.   Approval by Company's Stockholders.................................     C-6
Section 4.05.   Company's Loans to Management Investors............................     C-6
Section 4.06.   Piggyback Registration Rights......................................     C-6
Section 4.07.   Use of Proceeds....................................................     C-7
                                        ARTICLE V.
                                   Conditions Precedent
Section 5.01.   Conditions to Each Party's Obligations to Effect the Closing.......     C-7
Section 5.02.   Conditions to the Management Investors' Obligations................     C-7
Section 5.03.   Conditions to the Company's Obligations............................     C-8
                                        ARTICLE VI.
                                           Term
Section 6.01.   Termination........................................................     C-8
Section 6.02.   Effect of Termination..............................................     C-8
                                       ARTICLE VII.
                                       Miscellaneous
Section 7.01.   No Survival of Representations and Warranties......................     C-8
Section 7.02.   Notices............................................................     C-8
Section 7.03.   Entire Agreement; Amendment........................................     C-9
Section 7.04.   Counterparts.......................................................     C-9

                                                                                       PAGE
                                                                                       ----
SECTION 7.05.   GOVERNING LAW......................................................     C-9
Section 7.06.   Public Announcements...............................................     C-9
Section 7.07.   Expenses...........................................................     C-9
Section 7.08.   Successors and Assigns.............................................     C-9
Section 7.09.   No Third Party Rights..............................................    C-10
Section 7.10.   Captions...........................................................    C-10
Section 7.11.   Severability.......................................................    C-10
Section 7.12.   Mutual Waiver of Jury Trial........................................    C-10
                                         EXHIBITS
 A -- Form of Promissory Note
 B -- Form of Pledge Agreement
                                         SCHEDULES
 I -- Schedule of Management Investors' Commitments

     MANAGEMENT STOCK PURCHASE AGREEMENT, dated as of September 4, 1997 (this "Agreement"), among Patina Oil & Gas Corporation, a Delaware corporation (the "Company"), and each of the management investors who execute signature pages hereto (each a "Management Investor" and collectively, the "Management Investors").

                              W I T N E S S E T H:

     WHEREAS, the Company desires to create an enhanced equity arrangement to induce the Management Investors to invest in, and the Management Investors desire to make investments in, the Company and enhance their interest in the Company's future success;

     WHEREAS, each of the Management Investors has severally agreed to purchase, and the Company has agreed to sell, subject to the terms and conditions of this Agreement, the aggregate dollar amount of shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), set forth opposite such Management Investor's name on Schedule I hereto;

     WHEREAS, as a condition to and in connection with the obligations of the Management Investors hereunder and in addition to the issuance and sale of the Common Stock hereunder, the Company will grant shares of restricted Common Stock to the Management Investors in accordance with and pursuant to the Company's Restricted Stock Agreement, dated as of the date hereof (the "Restricted Stock Agreement");

     WHEREAS, the Company has filed a Registration Statement on Form S-3 in connection with the registration and sale on behalf of Snyder Oil Corporation, the majority stockholder of the Company ("SOCO") of up to 8,625,000 shares of the Company's Common Stock owned by SOCO (such registration and sale, the "Secondary Stock Offering"), and the consummation of the sale of Common Stock by SOCO pursuant to the Secondary Stock Offering shall be a condition precedent to the issuance and sale by the Company of shares of Common Stock hereunder;

     WHEREAS, the Company and SOCO have entered into a Share Repurchase Agreement (the "Share Repurchase Agreement"), pursuant to which the Company has agreed to repurchase from SOCO all of the remaining shares of Common Stock owned by SOCO which have not been sold by SOCO in the Secondary Stock Offering at a purchase price per share equal to the net offering price (after deduction of the underwriters' commissions and discounts) of the shares of Common Stock sold in the Secondary Stock Offering (such redemption, the "SOCO Stock Redemption");

     WHEREAS, the Company and certain new investors have entered into a Stock Purchase Agreement (the "Preferred Stock Purchase Agreement"), pursuant to which the Company has agreed to issue and sell to such investors up to 2,520,000 shares of the Company's 8.5% Convertible Preferred Stock, par value $.01 per share ("8.5% Convertible Preferred Stock"), on the terms and conditions set forth in such Preferred Stock Purchase Agreement;

     WHEREAS, the Company contemplates that the proceeds from the issuance of Common Stock hereunder, together with the proceeds from the issuance of the Company's 8.5% Convertible Preferred Stock and new borrowings under the Company's existing senior credit facility, will be used to pay the purchase price for the shares redeemed in the SOCO Stock Redemption;

     NOW THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

                                   ARTICLE I.

                                  Definitions

     Section 1.01. Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

          "Agreement" shall have the meaning set forth in the recitals hereto.

          "Closing" and "Closing Date" shall have the meanings set forth in
     Section 2.02(a).

          "Common Stock" shall have the meaning set forth in the recitals hereto.

          "Company" shall have the meaning set forth in the recitals hereto.

          "Company Stockholders' Approval" shall have the meaning set forth in
     Section 4.04.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Management Investor" or "Management Investors" shall have the meaning set forth in the recitals hereto.

          "NYSE" shall have the meaning set forth in Section 4.04.

          "Person" or "person" shall mean an individual, corporation, association, partnership, trust, joint venture, business trust or unincorporated organization, or a government or any agency or political subdivision thereof.

          "Pledge Agreement" shall have the meaning set forth in Section
     2.02(b).

          "Preferred Stock Purchase Agreement" shall have the meaning set forth in the recitals hereto.

          "Promissory Note" shall have the meaning set forth in Section 2.02(b).

          "Public Offering Price" shall have the meaning set forth in Section 2.01.

          "Representative" shall have the meaning set forth in Section 2.03.

          "Restricted Stock Agreement" shall have the meaning set forth in the recitals hereto.

          "Secondary Stock Offering" shall have the meaning set forth in the recitals hereto.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "SEC" shall mean the United States Securities and Exchange Commission.

          "Share Repurchase Agreement" shall have the meaning set forth in the recitals hereto.

          "SOCO" shall have the meaning set forth in the recitals hereto.

          "SOCO Stock Redemption" shall have the meaning set forth in the recitals hereto.

          "Transfer" shall have the meaning set forth in Section 4.02.

          "8.5% Convertible Preferred Stock" shall have the meaning set forth in the recitals hereto.

                                  ARTICLE II.

                       Sale and Purchase of Common Stock

     Section 2.01. Sale and Purchase of Common Stock. Subject to all of the terms and conditions of this Agreement, and in reliance upon the representations and warranties hereinafter set forth, at the Closing provided for in Section 2.02 hereof, the Company will sell to each Management Investor, and each Management Investor will purchase from the Company, the aggregate dollar amount of Common Stock (rounded down to the nearest whole number of shares) set forth opposite such Management Investor's name on Schedule I hereto, for a purchase price equal to the public offering price of shares of Common Stock in the Secondary Stock Offering (the "Public Offering Price").

     Section 2.02. Closing. (a) Subject to the satisfaction or waiver of the conditions set forth in this Agreement, the sale and purchase of the Common Stock pursuant to Section 2.01 (the "Closing") shall take place at the offices of Simpson Thacher & Bartlett, counsel to the Company, at 425 Lexington Avenue, New York, New York 10017, on the first business day following the date on which the conditions in Article V are satisfied (or waived by the Representative, on behalf of the Management Investors, or the Company, as the case may be) (the "Closing Date"), or at such other time and place as may be mutually agreed upon by the Representative and the Company.

     (b) At the Closing: (i) the Company will deliver to each Management Investor a certificate or certificates for the Common Stock to be sold to such Management Investor in accordance with the provisions of Section 2.01, registered in the respective name(s) and proportions as such Management Investor shall have specified to the Company at least five business days prior to the Closing; (ii) each Management Investor will deliver to the Company in full payment for the Common Stock to be purchased pursuant to Section 2.01, (A) in the case of each Management Investor other than Thomas J. Edelman (who shall pay the full purchase price for the shares of Common Stock to be purchased by him hereunder in immediately available funds (a portion of which may be provided from Mr. Edelman's deferred compensation plan which exists for his benefit)), a promissory note of such Management Investor, dated the date of the Closing, in a principal amount of up to 85% of the aggregate purchase price to be paid by such Management Investor for the shares of Common Stock to be purchased by such Management Investor hereunder, and in substantially the form attached hereto as Exhibit A (each a "Promissory Note"), and (B) a cashier's check for the remaining balance (or, in the case of Mr. Edelman, for the full 100%) of the aggregate purchase price of the shares of Common Stock to be purchased by each Management Investor hereunder, (iii) in the case of each Management Investor (other than Mr. Edelman), a pledge agreement of such Management Investor, dated the date of the Closing, in substantially the form attached hereto as Exhibit B (each a "Pledge Agreement"); and (iv) each party shall take or cause to happen such other actions, and shall execute and deliver such other instruments or documents, as shall be required under Article V hereof.

     Section 2.03. Appointment of the Representative. (a) Each of the Management Investors hereby appoint [Keith Crouch] [David Kornder] as its representative and attorney-in-fact under this Agreement (in such capacity, the "Representative") to perform all actions designated hereunder to be performed on behalf of such Investor pursuant to Sections 2.02, 5.02, 5.03 and 6.01. The Company shall be entitled to rely upon any act taken or notice or consent given by the Representative as the act, notice or consent of the Management Investors and shall not be obligated to investigate beyond the taking of such action or giving of such notice or consent by the Representative.

     (b) Whenever the Representative acts under Sections 2.02, 5.02, 5.03 and
6.01 or otherwise under this Agreement, the Representative shall solicit the Management Investors in writing, describing the action to be taken in reasonable detail, and shall act, give notice or give consent on behalf of the Management Investors only in accordance with written instructions given by such Management Investors that at the time hold more than 75% of the aggregate commitments for shares of Common Stock to be purchased hereunder. If the Representative resigns or otherwise is unable to serve as a representative pursuant to this Agreement, the Management Investors that at the time hold more than 75% of the aggregate commitments for shares of Common Stock to be purchased hereunder shall have the right to appoint a successor to the Representative.

                                  ARTICLE III.

                         Representations and Warranties

     Section 3.01. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Management Investors as follows:

          (a) Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted.

          (b) Authorization. The Company has full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby has been duly authorized by the Board of Directors of the Company. No other corporate proceedings on the part of the Company are necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and this Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing.

          (c) Newly Issued Shares of Common Stock. The shares of Common Stock to be issued and sold hereunder have been duly authorized to be so issued and sold by all necessary corporate action. When issued and sold against receipt of the consideration therefor, the shares of Common Stock to be issued and sold hereunder will be validly issued, fully paid and nonassessable, will not subject the holders thereof to any personal liability and will not be subject to any preemptive rights of any other stockholder of the Company. At the Closing, the Management Investors will receive valid title to the Common Stock to be purchased on such date, free and clear of any claim, lien, security interest or other encumbrance.

     Section 3.02.  Representations and Warranties of Management
Investors. Each Management Investor represents and warrants to, and agrees with, the Company as follows:

          (a) Legal Capacity. Each Management Investor has the legal capacity to execute, deliver and perform this Agreement.

          (b) Authorization. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been authorized by all necessary action on behalf of such Management Investor. No other proceedings on the part of such Management Investor are necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Management Investor and this Agreement constitutes a valid and binding obligation of such Management Investor enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing.

          (c) Securities Act. (i) Each Management Investor is acquiring the Common Stock solely for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof in violation of the Securities Act. Each Management Investor has been given the opportunity to obtain any and all relevant information and documents relating to the Common Stock (including the Company's prospectus prepared in connection with the Secondary Stock Offering) and to ask questions and receive answers about such documents, the Company and its business which such Management Investor deems necessary to evaluate the merits and risks related to an investment in the Common Stock, and such Management Investor has relied solely on such information.

          (ii) Each Management Investor further represents and warrants that (A) such Management Investor's financial condition is such that he or she can afford to bear the economic risk of holding the Common Stock for an indefinite period of time and has adequate means for providing for such Management Investor's current needs and personal contingencies, (B) such Management Investor can afford to suffer a complete loss of his or her investment in the Common Stock, (C) he understands and has taken cognizance of all risk factors related to the purchase of the Common Stock, including those set forth in the Company's prospectus referred to above, and (D) such Management Investor's knowledge and experience in financial and business matters are such that he or she is capable of evaluating the merits and risks of his or her purchase of the Common Stock as contemplated by this Agreement.

          (d) Brokers and Finders. No Management Investor has utilized any broker, finder, placement agent or financial advisor or incurred any liability for any fees or commissions in connection with any of the transactions contemplated hereby.

                                  ARTICLE IV.

                      Additional Agreements of the Parties

     Section 4.01. Taking of Necessary Action. Each of the parties hereto agrees to use all reasonable efforts promptly to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. Without limiting the foregoing, the Company and the Management Investors will, and the Company shall cause its subsidiaries to, each use all reasonable efforts to make all filings and obtain all consents of governmental entities or other persons relating to such party which may be necessary or, in the opinion of the Company or the Management Investors, as the case may be, advisable for the consummation of the transactions contemplated by this Agreement.

     Section 4.02. Restrictions on Sale or Transfer; Legend. (a) The Management Investors hereby acknowledge and agree that shares of Common Stock to be purchased by them hereunder will be, upon the sale and purchase of such shares in accordance with the terms hereof, "restricted securities" under the Securities Act. The Management Investors agree that they will not, directly or indirectly, offer, sell, transfer, assign or otherwise dispose of the beneficial ownership of (any such act, a "Transfer") any such shares of Common Stock, except as permitted under the Securities Act and the rules and regulations thereunder (including, without limitation, Transfers pursuant to Rule 144 under the Securities Act). The Management Investors further agree that, during the 180-day period following the sale of Common Stock in the Secondary Stock Offering, they will not Transfer any shares of Common Stock.

     (b) The Management Investors acknowledge and agree that as of the date hereof the shares of Common Stock issued and sold hereunder have not been and will not be registered under the Securities Act or the securities laws of any state and that they may be sold or otherwise disposed of only in one or more transactions registered under the Securities Act (and, where applicable, such laws) or as to which an exemption from the registration requirements of the Securities Act (and, where applicable, such laws) is available. The Management Investors acknowledge that, except as provided in this Agreement, the Management Investors have no right to require the Company to register the shares of Common Stock purchased hereunder. The Management Investors further acknowledge and agree that each certificate for the Common Stock purchased hereunder shall bear the following legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE SUCH A REGISTRATION IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. THIS CERTIFICATE IS ISSUED PURSUANT TO AND SUBJECT TO THE RESTRICTIONS ON TRANSFER, VOTING AND OTHER PROVISIONS OF A MANAGEMENT STOCK PURCHASE AGREEMENT DATED AS OF SEPTEMBER 4, 1997 AMONG THE COMPANY AND THE MAN-

AGEMENT INVESTORS REFERRED TO THEREIN A COPY OF WHICH IS ON FILE WITH THE COMPANY. EXCEPT AS PROVIDED IN SUCH MANAGEMENT STOCK PURCHASE AGREEMENT, THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE NOT TRANSFERABLE AND ANY PURPORTED TRANSFER IN VIOLATION OF THE PROVISIONS OF SUCH MANAGEMENT STOCK PURCHASE AGREEMENT SHALL BE VOID AND OF NO FORCE AND EFFECT.

     Section 4.03. New York Stock Exchange Listing. As promptly as practicable following the Closing Date, the Company will apply to the New York Stock Exchange to list the shares of Common Stock issued and sold hereunder, and the Company will use its reasonable efforts to cause such shares to be listed on the New York Stock Exchange as promptly thereafter as practicable.

     Section 4.04. Approval by Company's Stockholders. (a) The Company shall take all action required by the rules and regulations of the New York Stock Exchange (the "NYSE") to obtain the approval of the Company's stockholders of the issuance and sale of the Common Stock to the Management Investors hereunder, which consent may be obtained (subject to the applicable rules and regulations of the NYSE, the Exchange Act and other applicable laws) via the written consent of the requisite percentage of the Company's stockholders (the "Company Stockholders' Approval"). Subject to its fiduciary duties under applicable law, the Company's Board of Directors shall recommend that the Company's stockholders approve the issuance and sale of the Common Stock hereunder.

     Section 4.05. Company's Loans to Management Investors. The Company will make a loan to each of the Management Investors (other than Thomas J. Edelman) in a principal amount of up to 85% of the aggregate purchase price to be paid for the shares of Common Stock to be purchased by such Management Investor hereunder. The terms and conditions of such loan (including interest rate, interest payment dates, maturity date(s) and events of default) shall be set forth in the Promissory Note executed and delivered by each Management Investor. Each Management Investor (other than Mr. Edelman) that desires to make a borrowing from the Company to fund up to 85% of the aggregate purchase price of the shares of Common Stock to be purchased by such Management Investor hereunder shall deliver an irrevocable written request to the Company no less than five business days prior to the Closing stating the amount of the borrowing desired to be made and confirming that such Management Investor will have immediately available funds at the Closing for the balance of the purchase price to be so paid.

     Section 4.06. Piggyback Registration Rights. If the Company proposes to file a registration statement under the Securities Act with respect to an offering for its own account of any class of its equity securities (other than a registration statement on Form S-8 (or any successor form) or any other registration statement relating solely to director and/or employee benefit plans or filed in connection with an exchange offer, a transaction to which Rule 145 (or any successor rule) under the Securities Act applies or an offering of securities solely to the Company's existing stockholders), then the Company shall in each case give written notice of such proposed filing to the Management Investors as soon as practicable before the anticipated filing date, and such notice shall offer such Management Investors the opportunity to register such number of shares of Common Stock purchased hereunder and such number of shares of Common Stock which have vested pursuant to the Restricted Stock Agreement, in each case as each such Management Investor may request; provided, that the Company shall not be required to deliver such notice to any Management Investor who, at the time such notice is to be delivered, is able to transfer, pursuant to Rule 144 under the Securities Act, all the shares of Common Stock owned by such Management Investor that could otherwise be included in the Company's registered offering. Each Management Investor desiring to have his shares included in such registration statement shall so advise the Company in writing within five business days after the date of the Company's notice, setting forth the amount of such Management Investor's shares for which registration is requested. If the Company's offering is to be an underwritten offering, the Company shall use its reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the shares of the Management Investors requested to be included in the registration for such offering to include such securities in such offering on the same terms and conditions as any similar securities of the Company included therein, provided that (i) if the registration of which the Company gives notice involves an underwriting, the right of each Management Investor to registration pursuant to this Section 4.06 shall, unless the Company otherwise agrees, be conditioned upon such Management Investor's participation as a seller in such underwriting and execution of an underwriting agreement with the managing underwriter or underwriters selected by the Company and (ii) if the managing underwriter or underwriters of such offering informs the Company that the success of the offering would be materially and adversely affected by inclusion of the Management Investors' shares requested to be included, then the Company shall not be required to include such shares in such offering.

     Section 4.07. Use of Proceeds. The Company will use the net proceeds derived by it from the issuance of the shares of Common Stock hereunder to pay a portion of the purchase price of the shares of Common Stock to be redeemed pursuant to the SOCO Stock Redemption.

                                   ARTICLE V.

                              Conditions Precedent

     Section 5.01. Conditions to Each Party's Obligations to Effect the Closing. The obligation of each party hereto to consummate the Closing hereunder shall be subject to the satisfaction on the Closing Date of each of the following conditions:

          (a) No Injunction. There shall not be in effect any order, decree, ruling or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated hereby.

          (b) Regulatory Approvals and Company Stockholders' Approval. All regulatory approvals necessary for the consummation of the issuance of the Common Stock hereunder and the other transactions contemplated hereby shall have been obtained and there shall have been no material modification to the terms of the transactions contemplated by this Agreement. The Company Stockholders' Approval shall have been obtained.

          (c) Related Transactions. Prior to or simultaneously with the Closing, (i) the Secondary Stock Offering shall be consummated in the manner contemplated by the Prospectus contained in the Company's Registration Statement on Form S-3 filed with the SEC and (ii) the SOCO Stock Redemption shall be consummated in accordance with the terms of the Share Repurchase Agreement.

     Section 5.02. Conditions to the Management Investors' Obligations. The obligation of each Management Investor to consummate the Closing hereunder shall be subject to the satisfaction on the Closing Date of each of the following conditions:

          (a) Representations and Warranties. The representations and warranties of the Company contained in this Agreement which are qualified as to materiality shall be true and correct, and which are not so qualified shall be true and correct in all material respects, in each case, as of the date of this Agreement and on and as of the Closing Date with the same effect as though made on and as of such dates.

          (b) Covenants. The Company shall have performed in all material respects all obligations and complied with all agreements, undertakings, covenants and conditions required by it to be performed at or prior to the Closing.

          (c) Restricted Stock Agreement. The Company shall have executed and delivered to each of the Management Investors the Restricted Stock Agreement for such Management Investor.

          (d) Additional Certificates, Etc. The Company shall have executed and delivered, or caused to be executed and delivered, to the Representative, on behalf of the Management Investors, such certificates and other documents related to the consummation of the transactions contemplated hereby as may be reasonably requested by the Representative.

     Section 5.03. Conditions to the Company's Obligations. The obligation of the Company to consummate the Closing hereunder shall be subject to the satisfaction on the Closing Date of each of the following conditions:

          (a) Representations and Warranties. The representations and warranties of the Management Investors contained in this Agreement which are qualified as to materiality shall be true and correct, and which are not so qualified shall be true and correct in all material respects, in each case, as of the date of this Agreement and on and as of the Closing Date with the same effect as though made on and as of such dates.

          (b) Covenants. The Management Investors shall have performed in all material respects all obligations and complied with all agreements, undertakings, covenants and conditions required by it to be performed at or prior to the Closing.

          (c) Promissory Notes and Pledge Agreements. Each of the Management Investors (other than Thomas J. Edelman and any other Management Investor who shall not have borrowed any funds from the Company for any portion of the purchase price for shares of Common Stock purchased by such Management Investor hereunder) shall have executed and delivered to the Company a Promissory Note and a Pledge Agreement, in each case substantially in the form of Exhibits A and B attached hereto, respectively.

          (d) Additional Certificates, Etc. Each of the Management Investors and the Representative shall have executed and delivered, or caused to be executed and delivered, to the Company such certificates and other documents related to the consummation of the transactions contemplated hereby as may be reasonably requested by the Company.

                                  ARTICLE VI.

                                      Term

     Section 6.01. Termination. This Agreement may be terminated on or any time prior to the Closing:

          (a) by the mutual written consent of the Representative, on behalf of the Management Investors, and the Company; or

          (b) by either the Company or the Representative, on behalf of the Management Investors, if the Closing shall have not have occurred on or prior to December 31, 1997.

     Section 6.02. Effect of Termination. In the event of the termination of this Agreement as provided in Section 6.01, this Agreement shall forthwith become void except for the provisions set forth in Article VII and there shall be no liability or obligation on the part of the parties hereto except as otherwise provided in this Agreement.

                                  ARTICLE VII.

                                 Miscellaneous

     Section 7.01. No Survival of Representations and Warranties. No representation or warranty made herein or in any certificates delivered in connection with the Closing shall survive the Closing.

     Section 7.02. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given, if delivered personally, by telecopier or sent by overnight courier as follows:

          (a) If to the Management Investors, to the Management Investors, c/o the Company at its address set forth below or such other address as set forth in writing by any Management Investor, with a copy to the Representative c/o the Company, at its address set forth below; and

          (b) If to the Company, to:

              Patina Oil & Gas Corporation
              1625 Broadway, Suite 2000
              Denver, Colorado 80202
              Phone: (303) 389-3600
              Fax: (303) 595-7407
              Attention: General Counsel

              With copies to:

              Thomas J. Edelman,
              Chairman of Patina Oil & Gas Corporation
              667 Madison Avenue, 22nd Floor
              New York, New York 10021
              Phone: (212) 371-1117
              Fax: (212) 888-6877

              Simpson Thacher & Bartlett
              425 Lexington Avenue
              New York, New York 10017
              Phone: (212) 455-2000
              Fax: (212) 455-2502
              Attention: Robert L. Friedman, Esq.

or to such other address or addresses as shall be designated in writing. All notices shall be effective when received.

     Section 7.03. Entire Agreement; Amendment. This Agreement and the documents described herein and therein or attached or delivered pursuant hereto or thereto set forth the entire agreement among the parties hereto with respect to the transactions contemplated by this Agreement. Any provision of this Agreement may be amended or modified in whole or in part at any time by an agreement in writing among the parties hereto executed in the same manner as this Agreement.

     Section 7.04. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same documents.

     SECTION 7.05. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THAT STATE.

     Section 7.06. Public Announcements. Each of the Management Investors agrees to hold in strict confidence and not to disclose to others the status of any discussions among the parties with respect to the subject matter of this Agreement until such time as the Company determines in its reasonable discretion to publicly disclose such information or is legally obligated to disclose such information.

     Section 7.07. Expenses. Each of the parties hereto will pay its own expenses incurred or to be incurred in connection with this Agreement and the transactions contemplated hereby; provided that the Company shall pay the reasonable fees and expenses of a single legal counsel engaged on behalf of all of the Management Investors.

     Section 7.08. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Neither this Agreement nor any of the parties' rights, interests or obligations hereunder shall be assignable by any party hereto without the prior written consent of the other parties hereto. No assignment shall relieve the assigning party of any of its obligations hereunder. Any attempted assignment of this Agreement in breach of this provision shall be void and of no effect.

     Section 7.09. No Third Party Rights. Nothing in this Agreement, expressed or implied, shall or is intended to confer upon any person other than the parties hereto or their respective successors or assigns any rights or remedies of any nature or kind whatsoever under or by reason of this Agreement.

     Section 7.10. Captions. The captions contained in this Agreement are for reference purposes only and are not part of this Agreement.

     Section 7.11. Severability. Should any part of this Agreement for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Agreement without including therein any such part or parts which may, for any reason, be hereafter declared invalid.

     Section 7.12. Mutual Waiver of Jury Trial. Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. Therefore, to achieve the best combination of the benefits of the judicial system and of arbitration, the parties hereto waive all right to trial by jury in any action, suit or proceeding brought to enforce or defend any rights or remedies under this Agreement.

     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto or by their respective duly authorized officers, all as of the date first above written.

                                          PATINA OIL & GAS CORPORATION

                                          By: /s/ THOMAS J. EDELMAN
                                            ------------------------------------
                                            Name: Thomas J. Edelman
                                            Title: Chief Executive Officer

                                          /s/ THOMAS J. EDELMAN
                                          --------------------------------------
                                          Thomas J. Edelman,
                                          Chairman/Chief Executive Officer

                                          /s/ BRIAN J. CREE
                                          --------------------------------------
                                          Brian J. Cree,
                                          Executive Vice President/Chief
                                          Operating Officer

                                          /s/ RONALD E. DASHNER
                                          --------------------------------------
                                          Ronald E. Dashner,
                                          Senior Vice President of Operations

                                          /s/ KEITH M. CROUCH
                                          --------------------------------------
                                          Keith M. Crouch,
                                          Senior Vice President General Counsel

                                          /s/ DAVID J. KORNDER
                                          --------------------------------------
                                          David J. Kornder,
                                          Vice President/Chief Financial Officer

                                          /s/ TERRY L. RUBY
                                          --------------------------------------
                                          Terry L. Ruby,
                                          Vice President, Land

                                          /s/ DAVID SIPLE
                                          --------------------------------------
                                          David W. Siple,
                                          Vice President, Land

                                          /s/ DAVID R. MACOSKO
                                          --------------------------------------
                                          David R. Macosko,
                                          Vice President, Business Operations

                                          /s/ CHRISTINE A. KENNEDY
                                          --------------------------------------
                                          Christine A. Kennedy,
                                          Manager of Oil & Gas Marketing

                                          /s/ KENNETH A. WONSTOLEN
                                          --------------------------------------
                                          Kenneth A. Wonstolen,
                                          Manager of Environmental Affairs

                                          /s/ BARTON R. BROOKMAN
                                          --------------------------------------
                                          Barton R. Brookman,
                                          Production Manager -- Field

                                          /s/ CLAYTON L. MILLER
                                          --------------------------------------
                                          Clayton L. Miller,
                                          Services Manager -- Field

                                          /s/ MICHAEL J. WENDLING
                                          --------------------------------------
                                          Michael J. Wendling,
                                          Manager of Reservoir Engineering

                                          /s/ SCOTT J. REASONER
                                          --------------------------------------
                                          Scott J. Reasoner,
                                          Senior Operations Engineer

                                          /s/ DONALD R. SHAW
                                          --------------------------------------
                                          Donald R. Shaw,
                                          Acquisition Engineer

                                          /s/ JON E. BOWMAN
                                          --------------------------------------
                                          Jon E. Bowman,
                                          Operations Engineer

                                          /s/ ERIC P. LIPINSKI
                                          --------------------------------------
                                          Eric P. Lipinski,
                                          Senior Geologist

                                          /s/ DAVID FLINN
                                          --------------------------------------
                                          David Flinn,
                                          Senior Geologist

                                                                      SCHEDULE I

                [SCHEDULE OF MANAGEMENT INVESTORS' COMMITMENTS]

                                                                   NUMBER OF SHARES
                                                                TO BE PURCHASED (TO BE
                                                                   DETERMINED UPON
                                                                  THE PRICING OF THE
                                                    PURCHASE       SECONDARY STOCK       AMOUNT FINANCED
                   NAME/TITLE                      COMMITMENT         OFFERING)          BY THE COMPANY
-------------------------------------------------  ----------   ----------------------   ---------------
Thomas J. Edelman, Chairman and Chief Executive
  Officer........................................  $2,000,000                                 $0.00
Brian J. Cree, Executive Vice President/Chief
  Operating Officer..............................  $  125,000                                 $
Ronald E. Dashner, Senior Vice President
  of Operations..................................  $  100,000                                 $
Keith M. Crouch, Senior Vice President General
  Counsel........................................  $  100,000                                 $
David J. Kornder, Vice President/Chief Financial
  Officer........................................  $  100,000                                 $
Terry L. Ruby, Vice President, Land..............  $   75,000                                 $
David W. Siple, Vice President, Land.............  $   75,000                                 $
David R. Macosko, Vice President, Business
  Operations.....................................  $   75,000                                 $
Christine A. Kennedy, Manager of Oil & Gas
  Marketing......................................  $   50,000                                 $
Kenneth A. Wonstolen, Manager of Environmental
  Affairs........................................  $   50,000                                 $
Barton R. Brookman, Production Manager-Field.....  $   50,000                                 $
Clayton L. Miller, Services Manager-Field........  $   50,000                                 $
Michael J. Wendling, Manager of Reservoir
  Engineering....................................  $   25,000                                 $
Scott J. Reasoner, Senior Operations Engineer....  $   25,000                                 $
Donald R. Shaw, Acquisition Engineer.............  $   25,000                                 $
Jon E. Bowman, Operations Engineer...............  $   25,000                                 $
Eric P. Lipinski, Senior Geologist...............  $   25,000                                 $
David Flinn, Senior Geologist....................  $   25,000                                 $
                                                   ----------           -------               -----
          Total..................................  $3,000,000                                 $

                                    ANNEX D

                    FORM OF RESTRICTED STOCK AWARD AGREEMENT

                          PATINA OIL & GAS CORPORATION

                           RESTRICTED STOCK AGREEMENT
                            ------------------------

              DATE OF GRANT:  September 4, 1997 (the "Grant Date")

                              W I T N E S S E T H:

     1. Grant of Restricted Stock. Patina Oil & Gas Corporation (the "Company") on the above date has granted, and this Agreement evidences the grant
to                (the "Grantee"), subject to the terms and conditions which
follow, a total of      shares of Common Stock, par value $.01 per share
("Common Stock"), of the Company. The rights of the Grantee in the shares of Common Stock granted to the Grantee shall vest at the rate of 20% per year, commencing on June 30, 1998 (the "Initial Vesting Date").

     2. Receipt and Delivery of Stock. (a) The Grantee waives receipt from the Company of a certificate or certificates representing the shares of Common Stock granted hereunder, registered in the Grantee's name and bearing a legend, in the form provided in Section 2(b) below. The Grantee acknowledges and agrees that the Company shall retain custody of such certificate or certificates until the Grantee's rights in the shares of Common Stock represented by such certificate or certificates vest and the restrictions imposed by Section 3 on such shares lapse. Concurrently with the execution of this Agreement, the Grantee has delivered to the Company an irrevocable stock power endorsed in blank.

     (b) The Grantee acknowledges and agrees that each certificate for the Common Stock granted hereunder shall bear the following legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE SUCH A REGISTRATION IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. THIS CERTIFICATE IS ISSUED PURSUANT TO AND SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS OF A RESTRICTED STOCK AGREEMENT DATED AS OF SEPTEMBER 4, 1997 BETWEEN THE COMPANY AND THE GRANTEE REFERRED TO THEREIN A COPY OF WHICH IS ON FILE WITH THE COMPANY. EXCEPT AS PROVIDED IN SUCH RESTRICTED STOCK AGREEMENT, THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE NOT TRANSFERABLE AND ANY PURPORTED TRANSFER IN VIOLATION OF THE PROVISIONS OF SUCH RESTRICTED STOCK AGREEMENT SHALL BE VOID AND OF NO FORCE AND EFFECT.

     3. Restrictions on Transfer of Stock. (a) The Grantee hereby acknowledges and agrees that shares of Common Stock granted hereunder will be "restricted securities" under the Securities Act of 1933, as amended (the "Securities Act"). The Grantee agrees not to, directly or indirectly, offer, sell, transfer, assign or otherwise dispose of the beneficial ownership (any such act, a "Transfer") of any such shares of Common Stock, except as permitted hereunder and under the Securities Act and the rules and regulations thereunder (including, without limitation, Transfers pursuant to Rule 144 under the Securities Act).

     (b) The restrictions on the Transfer of shares of Common Stock granted hereunder shall lapse as follows:

          (i) on the Initial Vesting Date, as to 20% of the Common Stock granted hereunder;

          (ii) on the first anniversary of the Initial Vesting Date, as to 40% of the Common Stock granted hereunder;

          (iii) on the second anniversary of the Initial Vesting Date, as to 60% of the Common Stock granted hereunder;

          (iv) on the third anniversary of the Initial Vesting Date, as to 80% of the Common Stock granted hereunder; and

          (v) on the fourth anniversary of the Initial Vesting Date, as to 100% of the Common Stock granted hereunder.

; provided, that, so long as the shares of Common Stock granted hereunder remain pledged by the Grantee to the Company pursuant to that certain Pledge Agreement,
dated as of             ,        , 1997, made by the Grantee to the Company, the
Grantee will not Transfer any shares of Common Stock granted hereunder. Notwithstanding the foregoing, the restrictions on Transfer shall lapse as to all of the Common Stock granted hereunder in the event that the Grantee's employment is terminated on account of death or "Disability" (as defined in the Company's long-term disability plan).

     (c) The Grantee acknowledges and agrees that the shares of Common Stock granted hereunder may be Transferred only in one or more transactions registered under the Securities Act (and, where applicable, the securities laws of any state) or as to which an exemption from the registration requirements of the Securities Act (and, where applicable, such laws) is available. As the restrictions on Transfer imposed by this Section on shares of Common Stock granted hereunder lapse, the shares of Common Stock as to which such restrictions have lapsed shall be delivered to the Grantee without the restrictive legend on the certificate for such shares.

     4. Forfeiture of Stock. (a) In the event the Grantee's employment terminates (other than as a result or death or Disability) prior to the fourth anniversary of the Initial Vesting Date, the Grantee's rights in the shares of Common Stock granted hereunder as to which the restrictions in Section 3 have not lapsed shall be as follows (it being understood that the Grantee shall not forfeit, following any termination of such Grantee's employment with the Company, any shares of Common Stock granted hereunder as to which the restrictions in Section 3 have lapsed):

          (i) if such termination is by the Company without Cause (as defined below) or by the Grantee for Good Reason (as defined below), the Grantee shall be entitled to a pro rata portion of the shares of Common Stock scheduled to vest on the next succeeding anniversary of the Initial Vesting Date (based on the number of days such Grantee continues to be employed during the relevant one-year period prior to such anniversary date), and all remaining shares of Common Stock granted hereunder as to which the restrictions in Section 3 have not lapsed will be forfeited;

          (ii) if such termination is by the Company for Cause or by the Grantee without Good Reason, all shares of Common Stock granted hereunder as to which the restrictions in Section 3 have not lapsed will be forfeited;

          (iii) [AS TO MR. EDELMAN'S RESTRICTED STOCK AGREEMENT ONLY] if, following the expiration of the Grantee's Employment Agreement, dated as of July 31, 1997 (the "Grantee's Employment Agreement"), the Grantee and the Company are not able in good faith and after reasonable efforts to reach agreement to negotiate a mutually acceptable extension for the term of the Grantee's employment thereunder, then the Grantee shall be entitled to all shares scheduled to vest on the fourth anniversary of the Initial Vesting Date, and all remaining shares of Common Stock granted hereunder as to which the restrictions in Section 3 have not lapsed will be forfeited.

     (b) The Compensation Committee of the Company's Board of Directors or its agent shall act promptly to record forfeitures pursuant to this Section on the stock transfer books of the Company.

     (c) As used herein, the following terms shall have the following meanings:

          (i) "Cause" shall mean (A) an act or acts of dishonesty by the Grantee constituting a felony under applicable law and/or (B) any act resulting or intending to result directly or indirectly in gain to or personal enrichment of the Grantee at the Company's expense. Notwithstanding the foregoing, the Grantee shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to the Grantee a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the Compensation Committee of the Board called and held for the purpose (after reasonable notice and opportunity for the Grantee, together with counsel, to be heard before the Compensation

     Committee of the Board), finding that in the good faith opinion of the Compensation Committee of the Board the Grantee engaged in the conduct described above.

          (ii) "Good Reason" shall mean, without the Grantee's written consent,
     (A) a change in status, position or responsibilities which, in the Grantee's reasonable judgment, does not represent a promotion from existing status, position or responsibilities as in effect immediately prior to the effective date of this Agreement (the "Effective Date") or the assignment of any duties or responsibilities which, in the Grantee's reasonable judgment, are inconsistent with such status, position or responsibilities or any removal from or failure to reappoint or reelect the Grantee to any of such positions, except in connection with the termination for total and permanent disability, death or cause or by him other than for good reason;
     (B) a reduction by the Company in the Grantee's base salary as in effect on the Effective Date; (C) the relocation of the Grantee by the Company to any place not within 25 miles of the location at which the Grantee performed duties prior to the Effective Date, except for required travel on the Company's business to an extent substantially consistent with business travel obligations at the Effective Date; (D) the failure of the Company to continue in effect any incentive, bonus or other compensation plan in which the Grantee participates, including but not limited to the Company's stock option and deferred compensation plans, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan), evidenced by the Grantee's written consent, has been made with respect to such plan, or the failure by the Company to continue the Grantee's participation therein, or any action by the Company which would directly or indirectly materially reduce participation therein; (E) the failure by the Company to continue to provide the Grantee with benefits substantially similar to those enjoyed or entitled under any of the Company's pension, profit sharing, life insurance, medical, dental, health and accident, or disability plans at the Effective Date, the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the Grantee of any material fringe benefit enjoyed or entitled to at the Effective Date, or the failure by the Company to provide the number of paid vacation and sick leave days to which the Grantee is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect on the Effective Date; or (F) any request by the Company that the Grantee participate in an unlawful act or take any action constituting a breach of the Grantee's professional standard of conduct.

     5. Dividends; Voting. If the Grantee is a shareholder of record on any applicable record date, the Grantee shall receive any dividends on the Common Stock granted hereunder when paid regardless of whether the restrictions imposed by Section 3 hereof have lapsed. If the Grantee is a shareholder of record on any applicable record date, the Grantee shall have the right to vote the Common Stock granted hereunder regardless of whether the restrictions imposed by
Section 3 hereof have lapsed.

     6. No Right to Employment. The execution and delivery of this Agreement and the granting of Common Stock hereunder shall not constitute or be evidence of any agreement or understanding, express or implied, on the part of the Company or its subsidiaries to employ the Grantee for any specific period or in any particular capacity and shall not prevent the Company or its subsidiaries from terminating the Grantee's employment at any time with or without cause [AS TO MR EDELMAN'S RESTRICTED STOCK AGREEMENT ONLY]; provided, that nothing in this
Section 6 shall alter or otherwise effect the Grantee's Employment Agreement.

     7. Registration. The registration of the Common Stock granted hereunder shall be governed by the Management Stock Purchase Agreement, dated as of September 4, 1997 (the "Management Stock Purchase Agreement"), among the Company and the management investors named therein (including the Grantee). Except as provided in the Management Stock Purchase Agreement, the Grantee acknowledges that the Grantee has no right to require the Company to register the shares of Common Stock granted hereunder.

     8. Change in Control. In the event of a Change in Control (as defined in the Company's Change in Control Plan (the "Change in Control Plan")), vesting of the Common Stock granted hereunder shall be in accordance with the Company's Change of Control Plan.

     9. Application of Laws. The granting of Common Stock hereunder shall be subject to all applicable laws, rules and regulations and to such approvals of any governmental agencies as may be required.

     10. Taxes. Any taxes required by federal, state or local laws to be withheld by the Company on the delivery of Common Stock hereunder shall be paid to the Company by the Grantee by the time such taxes are required to be paid or deposited by the Company. Prior to the lapse of restrictions, the Grantee shall be given the option to satisfy any tax obligations by (i) tendering cash to the Company prior to the time of delivery or (ii) authorizing the conversion to cash by the Company of a sufficient amount of Common Stock prior to delivery.

     11. Notices. Any notices required to be given hereunder to the Company shall be addressed to Patina Oil & Gas Corporation, 1625 Broadway, Suite 2000, Denver, Colorado 80202 (Phone (303) 389-3600; Fax (303) 595-7407) Attention:
General Counsel, and any notice required to be given hereunder to the Grantee shall be sent to the Grantee's address as shown on the records of the Company.

     IN WITNESS WHEREOF, the Company, by its duly authorized officer, and the Grantee have executed this agreement in duplicate as of the Grant Date first above written.

                                          PATINA OIL & GAS CORPORATION

                                          By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                          GRANTEE

                                          --------------------------------------
                                          Name:

                                    ANNEX E

                         FORM OF SOCO OPTION AGREEMENT

                                                  MR. EDELMAN'S OPTION AGREEMENT

                             STOCK OPTION AGREEMENT

     This Stock Option Agreement (this "Agreement"), is dated as of July 31, 1997 by and between Snyder Oil Corporation, a Delaware corporation ("SOCO") and Thomas J. Edelman ("Optionee").

     WHEREAS, SOCO owns beneficially and of record 14,000,000 shares (the "SOCO Shares") of Common Stock of Patina ("Common Stock"), 2,000,000 of which are designated Series A Common Stock;

     WHEREAS, concurrently with the execution and delivery of this Agreement, certain investors have entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with Patina, pursuant to which such investors have agreed to acquire shares of 8.5% Convertible Preferred Stock (the "New Preferred Stock"), of Patina on the terms and subject to the conditions set forth therein;

     WHEREAS, concurrently with the execution and delivery of this Agreement, SOCO has granted options to acquire an aggregate 2,000,000 shares of Common Stock to the purchasers of New Preferred Stock under comparable option agreements;

     WHEREAS, SOCO has given Patina notice of its current intention to sell a portion of the shares of Common Stock owned by it in an underwritten public offering (the "Offering");

     WHEREAS, concurrently with the execution and delivery of this Agreement, SOCO and Patina have entered into a Share Repurchase Agreement pursuant to which Patina has agreed, among other things, to repurchase from SOCO all shares of Common Stock owned by SOCO at the time of the consummation of the Offering that are not sold by SOCO to the underwriters at such time (the "Repurchase");

     NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Grant of Option. SOCO hereby grants Optionee an irrevocable option (the "Option") to purchase from SOCO the number of shares of Common Stock set forth for Optionee on the signature page hereof, subject to adjustment as provided in Section 8 hereof (such shares being referred to herein as the "Option Shares") in the manner set forth below at an exercise price of $8.00 per Company Share (the "Exercise Price"), payable in cash in accordance with Section 4 hereof.

     2.  Exercise of Option.

     (a) The following terms shall have the following respective definitions:

          (i) The term "Applicable Sharing Threshold" shall mean $2,500,000.

          (ii) "Sale Transaction" shall mean an acquisition (by tender offer, exchange offer, merger, consolidation, share exchange or otherwise) by a third party of Patina (or its shares or assets) in which such third party acquires, directly or indirectly, at least a majority of the assets or combined voting power of the outstanding capital stock of Patina.

          (iii) "Qualifying Termination Event" shall mean the withdrawal of Shares from the Offering by SOCO or the termination of the Share Repurchase Agreement by SOCO other than because of (A) a failure of any of the conditions set forth in Sections 3(b)(i) or 3(b)(ii) of the Share Repurchase Agreement, (B) a failure of any of the conditions set forth in Sections 3(b)(iii) or 3(b)(iv) of the Share Repurchase Agreement other than as a direct result of a failure by SOCO to use commercially reasonable efforts in connection with the Offering to take such actions as are customarily required to be taken by a selling stockholder in an offering such as the Offering (provided, however, that SOCO may, subject to compliance with Section 6(c) of the Share Repurchase Agreement, continue to pursue, but not consummate, the sale of all or part of its Shares to one or more prospective purchasers without being deemed to fail to use such efforts) or (C) a failure of the condition set forth in Section 3(a)(ii) of the Share Repurchase Agreement as a result of the termination of the Stock Purchase Agreement by any party thereto.

          (iv) The term "Spread" shall mean:

             (A) the excess, if any, of

             (1) the "Offer Price" for shares of Common Stock as of the date Optionee gives the Exercise Notice under Section 2(e) or Section 2(f) hereof (defined as the highest price per share offered for all shares of Common Stock for which an offer is made as of such date pursuant to the Sale Transaction that has been announced prior to such date and that has not been terminated or withdrawn as of such date; provided, however, that in the event that the Sale Transaction is structured primarily as an asset sale, the Offer Price shall be equal to the average closing price on the New York Stock Exchange for the Common Stock over a period of 10 consecutive New York Stock Exchange trading days ("Trading Day") ending on the third Trading Day prior to the closing of such Sale Transaction); over

             (2) the Exercise Price,

             multiplied by

             (B) the number of Option Shares purchasable pursuant to the Option, but only if the Offer Price is greater than the Exercise Price.

          (v) The term "Put Price" shall mean the greater of (A) $1 million and
     (B) the Spread.

     (b) The Option may be exercised by Optionee, in whole but not in part, at any time after a Qualifying Termination Event and prior to the termination hereof.

     (c) The Option shall terminate upon the earliest to occur of: (i) consummation of the Offering and the Repurchase in accordance with the Share Repurchase Agreement, (ii) the withdrawal of the SOCO Shares from the Offering or the termination of the Share Repurchase Agreement, in each case other than as a result of a Qualifying Termination Event; (iii) five days after the consummation of a Sale Transaction, and (iv) the expiration of 12 months following any termination of the Share Repurchase Agreement or withdrawal of shares from the Offering (whichever is earlier); provided, however, that with respect to any Sale Transaction involving an acquiror that does not visit Patina's data room after July 1, 1997 and prior to the Distribution Date (as defined in the Share Repurchase Agreement), the Option may not be exercised after six months following any termination of the Share Repurchase Agreement or withdrawal of shares from the Offering (whichever is earlier). Notwithstanding the foregoing, the Option may not be exercised by Optionee if Optionee is in material breach of any of its material representations or warranties, or in material breach of any of its covenants or agreements, contained in this Agreement.

     (d) SOCO agrees to notify Optionee promptly in writing if (i) a Qualifying Termination Event occurs, (ii) a definitive agreement for a Sale Transaction has been executed, or (iii) a Sale Transaction has been publicly announced, it being understood that the giving of such notice by SOCO shall not be a condition to the right of Optionee to exercise the Option.

     (e) If Optionee wishes to exercise the Option, Optionee shall deliver to SOCO a written notice (an "Exercise Notice") specifying that Optionee wishes to exercise the Option, which notice shall be delivered to SOCO prior to the termination of the Option. The closing of a purchase of Option Shares (a "Closing") shall occur on the fifth business day following the date of the Optionee's Exercise Notice at SOCO's principal executive offices, unless otherwise agreed by SOCO and the Optionee; provided, however, that if the Optionee elects to exercise the Optionee Put described below, the Closing shall be subject to, and shall not occur earlier than simultaneously with, the consummation of the applicable Sale Transaction.

     (f) In lieu of purchasing shares upon exercise of the Option, Optionee may elect to cause SOCO to repurchase the Option at the Closing (the "Optionee Put") for a purchase price equal to the Put Price. In order to be effective, each Exercise Notice shall specify Optionee's election to either (i) purchase the shares of Common Stock covered by such Exercise Notice or (ii) cause the Option to be repurchased by SOCO pursuant to the Optionee Put.

     (g) Notwithstanding the foregoing, if the Put Price for the Option exceeds the Applicable Sharing Threshold, then the Put Price shall be reduced by, or the exercise price shall be increased by, as applicable, an amount in cash equal to
(i) 50%, multiplied by (ii) the excess of the Put Price (prior to such adjustment) over the Applicable Sharing Threshold.

     (h) If Optionee exercises the Optionee Put pursuant to Section 2(f) hereof, SOCO shall at the Closing pay the required amount to Optionee in immediately available funds and Optionee shall surrender to SOCO the Option, and Optionee shall warrant that it owns the Option free and clear of all liens, claims, damages, charges and encumbrances of any kind or nature whatsoever.

     3. Conditions to Closing. The obligation of SOCO to transfer the Option Shares to Optionee hereunder is subject to the conditions that no preliminary or permanent injunction or other order by any court of competent jurisdiction prohibiting or otherwise restraining such issuance shall be in effect; provided, however, that the Optionee shall be afforded the opportunity, by notice to SOCO, to postpone the Closing for a reasonable period of time, not to exceed 30 days after the date of the Exercise Notice, to enable the appropriate parties to use commercially reasonable efforts to respond to, or remove, such impediment to Closing.

     4.  Closing.  At any Closing at which the Optionee Put is not exercised,
(a) SOCO will deliver to Optionee (or its designee) a single certificate in definitive form representing the number of the Option Shares designated by Optionee in its Exercise Notice, such certificate to be registered in the name of Optionee and to bear the legend set forth in Section 9 hereof and (b) Optionee will deliver to SOCO the aggregate price for the Option Shares so designated and being purchased by wire transfer of immediately available funds or certified check or bank check. SOCO shall pay all expenses, and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issue and delivery of stock certificates under this Section 4 hereof in the name of Optionee or its designee.

     5. Representations and Warranties of SOCO. SOCO represents and warrants to Optionee that (a) upon delivery of the Option Shares to Optionee upon the exercise of the Option, Optionee will acquire the Option Shares free and clear of all claims, liens, charges, encumbrances and security interests of any nature whatsoever, (b) none of SOCO, any of its affiliates or anyone acting on its or their behalf has issued, sold or offered any security of Patina to any person under circumstances, or taken any other action, that would cause the sale and transfer of the Option Shares, as contemplated by this Agreement, to be subject to the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), as in effect on the date hereof and, assuming the representations of Optionee contained in Section 6 hereof are true and correct, the issuance, sale and delivery of the Option Shares hereunder upon exercise of the Option will be exempt from the registration and prospectus delivery requirements of the Securities Act, as in effect on the date hereof and (c) the execution and delivery of this Agreement and the consummation of the transactions contemplated herein do not, and will not, conflict with or violate any terms of any contract, note, instrument, indenture, agreement, certificate of incorporation, bylaws, law, rule, regulation or restriction applicable to SOCO or its affiliates (other than Patina).

     6. Representations and Warranties of Optionee. Optionee represents and warrants to SOCO that any Option Shares acquired upon exercise of the Option will be acquired for Optionee's own account, and will not be, and the Option is not being, acquired by Optionee with a view to the distribution thereof in violation of any applicable provision of the Securities Act.

     7. No Rights as Stockholder. No holder of the Option shall be, or have any of the rights or privileges of, a stockholder of Patina in respect of any shares subject to the Option unless and until such holder's exercise of the Option (but not including an exercise of the Optionee Put) is consummated in accordance with the provisions of this Agreement. The decision to proceed with the Offering, the Repurchase or any other transaction relating to Patina (as well as the terms of any such transaction) shall, as between SOCO and Optionee, be in the absolute and sole discretion of SOCO, and nothing in this Agreement shall create any fiduciary or other duties from SOCO to Optionee, except for those contractual obligations expressly set forth herein.

     8. Adjustment Upon Changes in Capitalization. Without limiting any restriction on SOCO contained in this Agreement, in the event of any change in Common Stock by reason of stock dividends, splitups, mergers, recapitalizations, combinations, exchange of shares or the like, the type and number of shares or securities subject to the Option, and the purchase price per share provided in
Section 1 hereof shall be adjusted appropriately to restore to Optionee its rights hereunder.

     9. Restrictive Legends. Each certificate representing shares of Common Stock issued to Optionee hereunder shall include a legend in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE REOFFERED OR SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. SUCH SECURITIES ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCK OPTION AGREEMENT, DATED AS OF JULY 31, 1997, A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER UPON REQUEST.

It is understood and agreed that: (i) the reference to the resale restrictions of the Securities Act in the above legend shall be removed by delivery of substitute certificate(s) without such reference if Optionee shall have delivered to SOCO a copy of a letter from the staff of the Securities and Exchange Commission, or an opinion of counsel, in form and substance satisfactory to SOCO, to the effect that such legend is not required for purposes of the Securities Act; (ii) the reference to the provisions to this Agreement in the above legend shall be removed by delivery of substitute certificate(s) without such reference if the shares have been sold or transferred in compliance with the provisions of this Agreement and under circumstances that do not require the retention of such reference; and (iii) the legend shall be removed in its entirety if the conditions in the preceding clauses (i) and (ii) are both satisfied. In addition, such certificates shall bear any other legend as may be required by law.

     10. Binding Effect; No Assignment; No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as expressly provided for in this Agreement, neither this Agreement nor the rights or the obligations of either party hereto are assignable, except by operation of law, or with the written consent of the other party, which consent shall not be unreasonably withheld. Nothing contained in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto and their respective permitted assigns any rights or remedies of any nature whatsoever by reason of this Agreement.

     11. Specific Performance. The parties hereby acknowledge and agree that the failure of SOCO to perform its agreement and covenants hereunder will cause irreparable injury to Optionee for which damages, even if available, will not be an adequate remedy. Accordingly, SOCO hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of SOCO's obligations and to the granting by any such court of the remedy of specific performance of its obligations hereunder.

     12. Further Assurances. Each party will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

     13. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which shall remain in full force and effect. If any court or other competent authority holds any provisions of this Agreement to be null, void or unenforceable, the parties hereto shall negotiate in good faith the execution and delivery of an amendment to this Agreement in order, as nearly as possible, to effectuate, to the extent permitted by law, the intent of the parties hereto with respect to such provision and the economic effects thereof. Each party agrees that, should any court or other competent authority hold any provision of this Agreement or part hereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith, or not take any action required herein, the other party shall not be entitled to specific performance of such provision or part hereof or to any other remedy, including without limitation money damages, for breach hereof or of any other provision of this Agreement or part hereof as the result of such holding or order.

     14. Notices. Any notice, request, instruction, correspondence or other document to be given hereunder by either party to the other (herein collectively called "Notice") shall be in writing and delivered personally or mailed, postage prepaid, or by telegram or telecopier, as follows:

     If to SOCO:

     Snyder Oil Corporation
     777 Main Street, Suite 2500
     Fort Worth, Texas 76012
     Phone: (817) 882-5905
     Telecopy No.: (817) 882-5982
     Attention: General Counsel

     With a copy to:

     Vinson & Elkins L.L.P.
     2300 First City Tower
     1001 Fannin
     Houston, Texas 77002
     Phone: (713) 758-2346
     Telecopy No.: (713) 758-2346
     Attention: J. Mark Metts, Esq.

     If to Optionee, to:

     Thomas J. Edelman
     667 Madison Avenue
     22nd Floor
     New York, New York 10021
     Telecopy No.: (212) 888-6877

Notice given by personal delivery or mail shall be effective upon actual receipt. Notice given by telegram or telecopier shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. Any party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

     15. Entire Agreement; Governing Law. This Agreement constitutes the entire agreement of the parties relating to the subject matter hereof and all prior or contemporaneous written or oral agreements are merged herein. This Agreement shall be governed by the laws of the State of Delaware.

     16. Counterparts. This Agreement may be executed in multiple counterparts, each of which taken together shall constitute one and the same instrument.

     17. Expenses. Except as otherwise expressly provided herein, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

     18. Amendments; Waiver. This Agreement may be amended by the parties hereto and the terms and conditions hereof may be waived only by an instrument in writing signed on behalf of each of the parties hereto or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

     19. Mutual Waiver of Jury Trial. Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. Therefore, to achieve the best combination of the benefits of the judicial system and of arbitration, the parties hereto waive all right to trial by jury in any action, suit or proceeding brought to enforce or defend any rights or remedies under this Agreement.

     20. Extension of Time Periods. The time periods for exercise of certain rights under Sections 2 and 4 hereof shall be extended (a) to the extent necessary to obtain all regulatory approvals for the exercise of such rights, and for the expiration of all statutory waiting periods and (b) to the extent necessary to avoid any liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, by reason of such exercise.

     21. References to Other Agreements. To the extent that this Agreement refers to any other agreement, or any provision thereof, such reference shall be deemed to be to such agreement or provision in the form initially executed by the parties thereto (regardless of whether such agreement or provision is amended) unless and to the extent that (a) such amendment does not adversely affect the non-signing party or (b) the non-signing party consents in writing to such amendment.

                                                     INVESTORS' OPTION AGREEMENT

                             STOCK OPTION AGREEMENT

     This Stock Option Agreement (this "Agreement"), is dated as of July 31, 1997 by and between Snyder Oil Corporation, a Delaware corporation ("SOCO") and the other person whose signature appears on the signature page hereof ("Optionee").

     WHEREAS, SOCO owns beneficially and of record 14,000,000 shares (the "SOCO Shares") of Common Stock of Patina ("Common Stock"), 2,000,000 of which are designated Series A Common Stock;

     WHEREAS, concurrently with the execution and delivery of this Agreement, Optionee and certain other persons have entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with Patina, pursuant to which Optionee and such other persons have agreed to acquire shares of 8.5% Convertible Preferred Stock (the "New Preferred Stock"), of Patina on the terms and subject to the conditions set forth therein;

     WHEREAS, as a condition to Optionee's willingness to enter into the Stock Purchase Agreement, Optionee has requested that SOCO agree, and SOCO has so agreed, to grant to Optionee an option with respect to certain shares of the Common Stock, on the terms and subject to the conditions set forth herein;

     WHEREAS, concurrently with the execution and delivery of this Agreement, SOCO (i) has granted options to the other purchasers of New Preferred Stock under comparable option agreements, which options (together with the option under this Agreement) cover an aggregate of 2,000,000 shares of Common Stock and
(ii) has granted options to Thomas J. Edelman under similar option agreements, which options cover an aggregate of 2,000,000 shares of Common Stock;

     WHEREAS, SOCO has given Patina notice of its current intention to sell a portion of the shares of Common Stock owned by it in an underwritten public offering (the "Offering");

     WHEREAS, concurrently with the execution and delivery of this Agreement, SOCO and Patina have entered into a Share Repurchase Agreement pursuant to which Patina has agreed, among other things, to repurchase from SOCO all shares of Common Stock owned by SOCO at the time of the consummation of the Offering that are not sold by SOCO to the underwriters at such time (the "Repurchase");

     NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Grant of Option. SOCO hereby grants Optionee an irrevocable option (the "Option") to purchase from SOCO the number of shares of Common Stock set forth for Optionee on the signature page hereof, subject to adjustment as provided in Section 8 hereof (such shares being referred to herein as the "Option Shares") in the manner set forth below at an exercise price of $8.00 per Company Share (the "Exercise Price"), payable in cash in accordance with Section 4 hereof.

     2.  Exercise of Option.

     (a) The following terms shall have the following respective definitions:

          (i) The term "Applicable Percentage" shall mean (A) the number of Option Shares on the date hereof divided by (B) 2,000,000.

          (ii) The term "Applicable Sharing Threshold" shall mean (A) $2,500,000 multiplied by (B) the Applicable Percentage.

          (iii) "Sale Transaction" shall mean an acquisition (by tender offer, exchange offer, merger, consolidation, share exchange or otherwise) by a third party of Patina (or its shares or assets) in which such third party acquires, directly or indirectly, at least a majority of the assets or combined voting power of the outstanding capital stock of Patina.

          (iv) "Qualifying Termination Event" shall mean (y) the termination of the Stock Purchase Agreement as a result of the failure of the conditions set forth in Section 5.04 thereof, preceded or followed within 20 business days by the sale by SOCO of at least 12,000,000 shares of Common Stock whether in the Offering, pursuant to the Share Repurchase Agreement or otherwise or (z) the withdrawal of Shares from the Offering by SOCO or the termination of the Share Repurchase Agreement by SOCO other than because of
     (A) a failure of any of the conditions set forth in Sections 3(b)(i) or 3(b)(ii) of the Share Repurchase Agreement, (B) a failure of any of the conditions set forth in Sections 3(b)(iii) or 3(b)(iv) of the Share Repurchase Agreement other than as a direct result of a failure by SOCO to use commercially reasonable efforts in connection with the Offering to take such actions as are customarily required to be taken by a selling stockholder in an offering such as the Offering (provided, however, that SOCO may, subject to compliance with Section 6(c) of the Share Repurchase Agreement, continue to pursue, but not consummate, the sale of all or part of its Shares to one or more prospective purchasers without being deemed to fail to use such efforts) or (C) a failure of the condition set forth in
     Section 3(a)(ii) of the Share Repurchase Agreement as a result of the termination of the Stock Purchase Agreement by any party thereto.

          (v) The term "Spread" shall mean:

             (A) the excess, if any, of

             (1) the "Offer Price" for shares of Common Stock as of the date Optionee gives the Exercise Notice under Section 2(e) or Section 2(f) hereof (defined as the highest price per share offered for all shares of Common Stock for which an offer is made as of such date pursuant to the Sale Transaction that has been announced prior to such date and that has not been terminated or withdrawn as of such date; provided, however, that in the event that the Sale Transaction is structured primarily as an asset sale, the Offer Price shall be equal to the average closing price on the New York Stock Exchange for the Common Stock over a period of 10 consecutive New York Stock Exchange trading days ("Trading Day") ending on the third Trading Day prior to the closing of such Sale Transaction); over

             (2) the Exercise Price,

             multiplied by

             (B) the number of Option Shares purchasable pursuant to the Option, but only if the Offer Price is greater than the Exercise Price.

          (vi) The term "Put Price" shall mean the greater of (A) $2 million multiplied by the Applicable Percentage and (B) the Spread.

     (b) The Option may be exercised by Optionee, in whole but not in part, at any time after a Qualifying Termination Event and prior to the termination hereof.

     (c) The Option shall terminate upon the earliest to occur of: (i) consummation of the Offering and the Repurchase in accordance with the Share Repurchase Agreement, (ii) the withdrawal of the SOCO Shares from the Offering or the termination of the Share Repurchase Agreement, in each case other than as a result of a Qualifying Termination Event; (iii) five days after the consummation of a Sale Transaction, (iv) 11 business days after the occurrence of a Qualifying Termination Event specified in Section 2(a)(iv)(y) and (v) the expiration of 12 months following any termination of the Share Repurchase Agreement or withdrawal of shares from the Offering (whichever is earlier); provided, however, that with respect to any Sale Transaction involving an acquiror that does not visit Patina's data room after July 1, 1997 and prior to the Distribution Date (as defined in the Share Repurchase Agreement), the Option may not be exercised after six months following any termination of the Share Repurchase Agreement or withdrawal of shares from the Offering (whichever is earlier). Notwithstanding the foregoing, the Option may not be exercised by Optionee if Optionee (or any of its affiliates) is in material breach of any of its material representations or warranties, or in material breach of any of its covenants or agreements, contained in this Agreement or in the Stock Purchase Agreement.

     (d) SOCO agrees to notify Optionee promptly in writing if (i) a Qualifying Termination Event occurs, (ii) a definitive agreement for a Sale Transaction has been executed, or (iii) a Sale Transaction has been publicly announced, it being understood that the giving of such notice by SOCO shall not be a condition to the right of Optionee to exercise the Option.

     (e) If Optionee wishes to exercise the Option, Optionee shall deliver to SOCO a written notice (an "Exercise Notice") specifying that Optionee wishes to exercise the Option, which notice shall be delivered to SOCO prior to the termination of the Option. The closing of a purchase of Option Shares (a "Closing") shall occur on the fifth business day following the date of the Optionee's Exercise Notice at SOCO's principal executive offices, unless otherwise agreed by SOCO and the Optionee; provided, however, that if the Optionee elects to exercise the Optionee Put described below, the Closing shall be subject to, and shall not occur earlier than simultaneously with, the consummation of the applicable Sale Transaction; provided further that if a Qualifying Termination Event specified in Section 2(a)(iv)(y) occurs, the Closing shall be subject to, and shall not occur earlier than simultaneously with the sale by SOCO of the 12,000,000 shares of Common Stock referred to in such section.

     (f) If the Optionee's exercise of the Option relates to the occurrence of a Qualifying Termination Event specified in Section 2(a)(iv)(z), in lieu of purchasing shares upon exercise of the Option, Optionee may elect to cause SOCO to repurchase the Option at the Closing (the "Optionee Put") for a purchase price equal to the Put Price. In order to be effective, each Exercise Notice shall specify Optionee's election to either (i) purchase the shares of Common Stock covered by such Exercise Notice or (ii) cause the Option to be repurchased by SOCO pursuant to the Optionee Put.

     (g) Notwithstanding the foregoing, if the Optionee's exercise of the Option relates to the occurrence of a Qualifying Termination Event specified in Section 2(a)(iv)(z), and if the Put Price for the Option exceeds the Applicable Sharing Threshold, then the Put Price shall be reduced by, or the exercise price shall be increased by, as applicable, an amount in cash equal to (i) 50%, multiplied by (ii) the excess of the Put Price (prior to such adjustment) over the Applicable Sharing Threshold.

     (h) If Optionee exercises the Optionee Put pursuant to Section 2(f) hereof, SOCO shall at the Closing pay the required amount to Optionee in immediately available funds and Optionee shall surrender to SOCO the Option, and Optionee shall warrant that it owns the Option free and clear of all liens, claims, damages, charges and encumbrances of any kind or nature whatsoever.

     3. Conditions to Closing. The obligation of SOCO to transfer the Option Shares to Optionee hereunder is subject to the conditions that no preliminary or permanent injunction or other order by any court of competent jurisdiction prohibiting or otherwise restraining such issuance shall be in effect; provided, however, that the Optionee shall be afforded the opportunity, by notice to SOCO, to postpone the Closing for a reasonable period of time, not to exceed 30 days after the date of the Exercise Notice, to enable the appropriate parties to use commercially reasonable efforts to respond to, or remove, such impediment to Closing.

     4.  Closing.  At any Closing at which the Optionee Put is not exercised,
(a) SOCO will deliver to Optionee (or its designee) a single certificate in definitive form representing the number of the Option Shares designated by Optionee in its Exercise Notice, such certificate to be registered in the name of Optionee and to bear the legend set forth in Section 9 hereof and (b) Optionee will deliver to SOCO the aggregate price for the Option Shares so designated and being purchased by wire transfer of immediately available funds or certified check or bank check. SOCO shall pay all expenses, and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issue and delivery of stock certificates under this Section 4 hereof in the name of Optionee or its designee.

     5. Representations and Warranties of SOCO. SOCO represents and warrants to Optionee that (a) upon delivery of the Option Shares to Optionee upon the exercise of the Option, Optionee will acquire the Option Shares free and clear of all claims, liens, charges, encumbrances and security interests of any nature whatsoever, (b) none of SOCO, any of its affiliates or anyone acting on its or their behalf has issued, sold or offered any security of Patina to any person under circumstances, or taken any other action, that would cause the sale and transfer of the Option Shares, as contemplated by this Agreement, to be subject to the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), as in effect on the date hereof and, assuming the representations of Optionee contained in Section 6 hereof are true and correct, the issuance, sale and delivery of the Option Shares hereunder upon exercise of the Option will be exempt from the registration and prospectus delivery requirements of the Securities Act, as in effect on the date hereof and
(c) the execution and delivery of this Agreement and the consummation of the transactions contemplated herein do not, and will not, conflict with or violate any terms of any contract, note, instrument, indenture, agreement, certificate of incorporation, bylaws, law, rule, regulation or restriction applicable to SOCO or its affiliates (other than Patina).

     6. Representations and Warranties of Optionee. Optionee represents and warrants to SOCO that any Option Shares acquired upon exercise of the Option will be acquired for Optionee's own account, and will not be, and the Option is not being, acquired by Optionee with a view to the distribution thereof in violation of any applicable provision of the Securities Act.

     7. No Rights as Stockholder. No holder of the Option shall be, or have any of the rights or privileges of, a stockholder of Patina in respect of any shares subject to the Option unless and until such holder's exercise of the Option (but not including an exercise of the Optionee Put) is consummated in accordance with the provisions of this Agreement. The decision to proceed with the Offering, the Repurchase or any other transaction relating to Patina (as well as the terms of any such transaction) shall, as between SOCO and Optionee, be in the absolute and sole discretion of SOCO, and nothing in this Agreement shall create any fiduciary or other duties from SOCO to Optionee, except for those contractual obligations expressly set forth herein.

     8. Adjustment Upon Changes in Capitalization. Without limiting any restriction on SOCO contained in this Agreement, in the event of any change in Common Stock by reason of stock dividends, splitups, mergers, recapitalizations, combinations, exchange of shares or the like, the type and number of shares or securities subject to the Option, and the purchase price per share provided in
Section 1 hereof, as well as the type and number of shares or securities referred to in Sections 2(a)(iv)(y) and 2(e), shall be adjusted appropriately to restore to Optionee its rights hereunder.

     9. Restrictive Legends. Each certificate representing shares of Common Stock issued to Optionee hereunder shall include a legend in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE REOFFERED OR SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. SUCH SECURITIES ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCK OPTION AGREEMENT, DATED AS OF JULY 31, 1997, A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER UPON REQUEST.

It is understood and agreed that: (i) the reference to the resale restrictions of the Securities Act in the above legend shall be removed by delivery of substitute certificate(s) without such reference if Optionee shall have delivered to SOCO a copy of a letter from the staff of the Securities and Exchange Commission, or an opinion of counsel, in form and substance satisfactory to SOCO, to the effect that such legend is not required for purposes of the Securities Act; (ii) the reference to the provisions to this Agreement in the above legend shall be removed by delivery of substitute certificate(s) without such reference if the shares have been sold or transferred in compliance with the provisions of this Agreement and under circumstances that do not require the retention of such reference; and (iii) the legend shall be removed in its entirety if the conditions in the preceding clauses (i) and (ii) are both satisfied. In addition, such certificates shall bear any other legend as may be required by law.

     10. Binding Effect; No Assignment; No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as expressly provided for in this Agreement, neither this Agreement nor the rights or the obligations of either party hereto are assignable, except by operation of law, or with the written consent of the other party, which consent shall not be unreasonably withheld. Nothing contained in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto and their respective permitted assigns any rights or remedies of any nature whatsoever by reason of this Agreement.

     11. Specific Performance. The parties hereby acknowledge and agree that the failure of SOCO to perform its agreement and covenants hereunder will cause irreparable injury to Optionee for which damages, even if available, will not be an adequate remedy. Accordingly, SOCO hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of SOCO's obligations and to the granting by any such court of the remedy of specific performance of its obligations hereunder.

     12. Further Assurances. Each party will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

     13. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which shall remain in full force and effect. If any court or other competent authority holds any provisions of this Agreement to be null, void or unenforceable, the parties hereto shall negotiate in good faith the execution and delivery of an amendment to this Agreement in order, as nearly as possible, to effectuate, to the extent permitted by law, the intent of the parties hereto with respect to such provision and the economic effects thereof. Each party agrees that, should any court or other competent authority hold any provision of this Agreement or part hereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith, or not take any action required herein, the other party shall not be entitled to specific performance of such provision or part hereof or to any other remedy, including without limitation money damages, for breach hereof or of any other provision of this Agreement or part hereof as the result of such holding or order.

     14. Notices. Any notice, request, instruction, correspondence or other document to be given hereunder by either party to the other (herein collectively called "Notice") shall be in writing and delivered personally or mailed, postage prepaid, or by telegram or telecopier, as follows:

     If to SOCO:

     Snyder Oil Corporation
     777 Main Street, Suite 2500
     Fort Worth, Texas 76012
     Phone: (817) 882-5905
     Telecopy No.: (817) 882-5982
     Attention: General Counsel

     With a copy to:

     Vinson & Elkins L.L.P.
     2300 First City Tower
     1001 Fannin
     Houston, Texas 77002
     Phone: (713) 758-2346
     Telecopy No.: (713) 758-2346
     Attention: J. Mark Metts, Esq.

     If to Optionee, to the address set forth on the signature page hereof, and, if applicable, with a copy to any counsel listed on the signature page hereof.

     Notice given by personal delivery or mail shall be effective upon actual receipt. Notice given by telegram or telecopier shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. Any party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

     15. Entire Agreement; Governing Law. This Agreement constitutes the entire agreement of the parties relating to the subject matter hereof and all prior or contemporaneous written or oral agreements are merged herein. This Agreement shall be governed by the laws of the State of Delaware.

     16. Counterparts. This Agreement may be executed in multiple counterparts, each of which taken together shall constitute one and the same instrument.

     17. Expenses. Except as otherwise expressly provided herein, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

     18. Amendments; Waiver. This Agreement may be amended by the parties hereto and the terms and conditions hereof may be waived only by an instrument in writing signed on behalf of each of the parties hereto or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

     19. Mutual Waiver of Jury Trial. Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. Therefore, to achieve the best combination of the benefits of the judicial system and of arbitration, the parties hereto waive all right to trial by jury in any action, suit or proceeding brought to enforce or defend any rights or remedies under this Agreement.

     20. Extension of Time Periods. The time periods for exercise of certain rights under Sections 2 and 4 hereof shall be extended (a) to the extent necessary to obtain all regulatory approvals for the exercise of such rights, and for the expiration of all statutory waiting periods and (b) to the extent necessary to avoid any liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, by reason of such exercise.

     21. References to Other Agreements. To the extent that this Agreement refers to any other agreement, or any provision thereof, such reference shall be deemed to be to such agreement or provision in the form initially executed by the parties thereto (regardless of whether such agreement or provision is amended) unless and to the extent that (a) such amendment does not adversely affect the non-signing party or (b) the non-signing party consents in writing to such amendment.

                                    ANNEX F

                       A.G. EDWARDS & SONS, INC. OPINION

                                                             One North Jefferson
                                                       St. Louis, Missouri 63103
[A.G.EDWARDS&SONS, LOGO]
----------------------------------------------------------------------
            INVESTMENTS SINCE 1887
                                                                  (314) 955-3000

                                                                   July 30, 1997

Independent Committee of the Board of Directors
c/o Patina Oil & Gas Corporation
1625 Broadway
Denver, Colorado 80202

Members of the Independent Committee of the Board of Directors:

     You have requested our opinion (i) regarding the fairness, from a financial point of view, to the holders of the Common Stock of Patina Oil & Gas Corporation ("Patina" or the "Company") (the "Patina Common Stock") other than Snyder Oil Corporation ("Snyder") (the "Non-Affiliated Stockholders") of the Repurchase Transaction (defined below) and (ii) stating that, taking into account the terms and conditions of the 8.5% convertible pay-in-kind preferred stock (the "New Preferred Stock"), the consideration to be paid to the Company for the New Preferred Stock is comparable to other privately placed convertible preferred equity securities and, as a result, is fair, from a financial point of view, to the Non-Affiliated Stockholders.

     We understand that Snyder owns 14,000,000 shares of Patina Common Stock, 7,500,000 of which are being sold by Snyder in an underwritten secondary public offering by the Company (8,625,000 shares if the underwriters' overallotment option is exercised) (the "Offering") registered on Form S-3, Registration No. 333-32671 (the "Registration Statement). We further understand that the Company intends to repurchase Snyder's remaining shares of Patina Common Stock at a price per share equal to the net per share price to be received by Snyder in the Offering (the "Repurchase Transaction"). To finance the Repurchase Transaction, the Company intends to sell in private transactions up to 2,520,000 shares of the New Preferred Stock for a purchase price of $25.00 per share to a limited number of private investors and shares of Patina Common Stock having a value of $3,000,000 (presuming a per share value equal to the per share price to be paid by investors in the Offering) to certain members of management of the Company, supplemented by bank borrowings if necessary. The New Preferred Stock investors will also receive 100,000 shares of Patina Common Stock as consideration for their commitment to purchase the New Preferred Stock. The members of management of the Company will also be awarded 500,000 shares of restricted Patina Common Stock, subject to certain vesting, requirements. The issuance of the Patina Common Stock to management of the Company and the New Preferred Stock to investors described in the three preceding sentences are referred to herein as the "Concurrent Transactions." The Offering, the Repurchase Transaction and the Concurrent Transactions are collectively referred to herein as the "Transactions." A.G. Edwards & Sons, Inc.'s ("Edwards") opinion regarding the Repurchase Transaction and the Concurrent Transactions will be limited to the opinion expressly set forth in clauses (i) and (ii) of the first sentence of this letter. Edwards was not requested to and will not express any opinion on the Offering or the determination by the Company and the Board to consummate (including their determination of the manner of consummation) the Repurchase Transaction or any of the Concurrent Transactions, including without limitation the issuance and sale of the New Preferred Stock. Assuming that relevant conditions and circumstances do not change materially, this opinion will be confirmed in a final opinion to be delivered to the Independent Committee as of the date of the consummation of the initial sale of the New Preferred Stock. This opinion assumes, and the final opinion is conditioned upon, the consummation of all of the Transactions and upon the expiration, unexercised, of the option granted by Snyder to the New Preferred Stock investors to acquire shares of Patina Common Stock. We have been informed that, if Edwards does not, at the time of the closing of the initial sale of the New Preferred Stock,

Independent Committee of the Board of Directors
July 30, 1997
Page 2

confirm its advice that taking into account the terms and conditions of the New Preferred Stock, the consideration to be paid to the Company for the New Preferred Stock is comparable to other privately placed convertible preferred equity securities and, as a result is fair, from a financial point of view, to the Non-Affiliated Stockholders, the Company shall have the right to decline to sell any shares of New Preferred Stock in connection with the consummation of the Transactions.

     Edwards is a nationally recognized securities and investment banking firm engaged in, among other things, the valuation of businesses and their securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwriting, competitive biddings, private placements and valuations for estate, corporate and other purposes. As part of the process whereby Patina was formed by the consolidation of certain assets and operations of Gerrity Oil & Gas Corporation ("GOG") and Snyder, Edwards was engaged by the Company to deliver a written opinion regarding the fairness to GOG from a financial point of view, of its entering into a certain Subordinate Loan Agreement, dated as of May 2, 1996 by and among GOG, as borrower, and SOCO Wattenberg Corporation ("SWAT") and the Company, as lenders, as amended by an amendment dated May 2, 1996, and Edwards received a fee for that opinion. Edwards was also engaged to deliver a written opinion regarding the fairness, from a financial point of view, to the holders of GOG Preferred Stock of a transaction pursuant to which holders of Depository Shares, representing an interest in one-eighth of a share of the $12.00 Convertible Preferred Stock of GOG, would receive in exchange for each Depository Share 0.527 shares of Patina's Convertible Preferred Stock, and Edwards received a fee for that opinion. Edwards is also engaged to be a co-managing underwriter for the Offering, for which it will receive customary fees, and currently intends on issuing a research report on Patina subsequent to the Offering. The consummation of the Transactions are conditioned on one another. We are not aware of any present or contemplated relationships between Edwards and the Company, or the Stockholders thereof which, in our opinion, would affect our ability to render a fair and independent opinion in this matter.

     In connection with this opinion, we have, among other things:

            (i) Reviewed the terms of the draft Stock Purchase Agreement, the draft Share Repurchase Agreement, the draft S-3 Registration Statement and related documents (collectively, the "Agreements");

           (ii) Held discussions with members of the management and members of the Board of Directors of the Company regarding the Company, its operations and strategy and its position within the oil and natural gas industry;

           (iii) Reviewed available information concerning Patina which we deemed relevant, including the Company's audited financial statements for each of the years in the three-year period ended December 31, 1996, and the Company's unaudited financial statements for the six-month periods ended June 30, 1997 and 1996;

           (iv) Reviewed the unaudited capitalization of the Company at June 30, 1997 as adjusted to give effect to the Transactions, as prepared by Patina's management;

            (v) Reviewed the projected financial statements of the Company and conducted interviews with the management of the Company regarding the material assumptions that underlie the projections;

           (vi) Reviewed certain other operating and financial information of Patina concerning the business and operations of Patina;

           (vii) Reviewed certain market data of Patina's Common Stock and Old Preferred Stock;

Independent Committee of the Board of Directors
July 30, 1997
Page 3

          (viii) Reviewed certain publicly available information concerning certain other companies that we believed to be generally comparable to Patina, and the trading of, and trading markets for, certain such companies' securities;

           (ix) Reviewed information relating to the financial terms of certain transactions, including selected share repurchases from control shareholders, selected self-tender transactions and selected private placements of publicly traded common stock that we considered relevant;

            (x) Reviewed information relating to the financial terms of certain other publicly traded and privately placed convertible preferred stock; issues and straight preferred stock issues that we considered relevant:

           (xi) Reviewed an analysis of, to the extent available, certain studies prepared by a variety of third parties regarding premiums paid in transactions involving restricted stock; and

           (xii) Reviewed other information which we considered relevant to our analysis.

Independent Committee of the Board of Directors
July 30, 1997
Page 4

     In preparing our opinion, we have relied upon and assumed, without independent verification, the accuracy, completeness and fair presentation of all financial and other information, publicly available or furnished to, or otherwise discussed with or reviewed by Edwards for purposes of our opinion, and our opinion is conditioned upon such information being complete and accurate in all material respects. We have not been engaged to, and therefore we have not, verified the accuracy or completeness of any such information. We have assumed that financial forecasts supplied to or otherwise made available to us reflect the best currently available estimates and judgments of the management of the Company, as to the expected future financial performance of the Company, and we have not independently verified such information or assumptions nor do we express any opinion with respect thereto. We have not made any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such appraisals. In rendering our opinion, we have also assumed that the Transactions will be consummated on the terms contained in the Agreements, without any waiver of any material terms or conditions by the Company.

     Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof.


     It is understood that this letter is for the information of the Independent Committee of the Board of Directors and does not constitute a recommendation as to how any holder of the Patina Common Stock should vote with respect to the Transactions.


     Based upon and subject to the foregoing, it is our opinion that, as of the date hereon (i) the Repurchase Transaction is fair, from a financial point of view, to the Non-Affiliated Stockholders and (ii) the consideration to be paid to the Company for the New Preferred Stock is comparable to other privately placed convertible preferred equity securities and, as a result, is fair, from a financial point of view, to the Non-Affiliated Stockholders.

                                          Very truly yours,

                                          A.G. Edwards & Sons, Inc.

                                          By: /s/ DOUGLAS E. REYNOLDS

                                            ------------------------------------
                                            Douglas E. Reynolds
                                            Vice President

================================================================================
                          PATINA OIL & GAS CORPORATION

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER   , 1997


         The undersigned hereby appoints Thomas J. Edelman, Brian J. Cree and Keith M. Crouch or any of them, as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock held of record by the undersigned on September 2, 1997, at the Special Meeting of Stockholders to be held on October , 1997, at 9:00 a.m., Mountain time, at the Company's headquarters, 1625 Broadway, Denver, Colorado.


     1. APPROVAL of the Secondary Offering of 7,500,000 Patina Shares (8,625,000 Patina Shares if the underwriters' overallotment option is fully exercised or such greater or lesser number as the underwriters, the Company and SOCO may agree to include in the Secondary Offering).

                 FOR [ ]          AGAINST [ ]          ABSTAIN [ ]

     2. APPROVAL of the Patina Share Repurchase by the Company of all remaining Patina Shares that are not sold in the Secondary Offering

                 FOR [ ]          AGAINST [ ]          ABSTAIN [ ]


     3. APPROVAL of the New Preferred Stock Issuance by the Company to a limited number of investors of between 1,600,000 and 2,520,000 shares (as determined by the Company in its sole discretion) of the Company's New Preferred Stock, including the related issuance by the Company to such investors of 100,000 shares of Common Stock.


                 FOR [ ]          AGAINST [ ]          ABSTAIN [ ]

     4. APPROVAL of the Management Stock Issuances providing for the issuance and sale by the Company to Management Investors of $3 million of Common Stock and the grant by the Company to such Management Investors of 500,000 shares of restricted Common Stock

                 FOR [ ]          AGAINST [ ]          ABSTAIN [ ]

     5. In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting or any adjournment or postponement thereof.

                  (continued, and to be signed, on other side)

----------------------------------------------------------------------------

----------------------------------------------------------------------------
                          (continued from other side)

     If your address differs from that appearing hereon, please advise the Company's transfer agent and registrar, Chase Mellon Shareholder Services, 2323 Bryant Street Suite 2300 Dallas, Texas 75201 Attn:
     David Carey, of your correct address.

     THIS PROXY, DULY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS NOS. 1 THROUGH 4.


         The undersigned hereby acknowledges receipt of a Notice of Special Meeting and Proxy Statement relating to the Special Meeting of
     Stockholders to be held on October   , 1997.




                    MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW
                                        [ ]


                    MARK HERE IF YOU PLAN TO ATTEND THE MEETING

                                        [ ]




                                        -----------------------------------

                                        (Signature)


                                        -----------------------------------

                                        (Signature if held jointly)



                                        Date:


                                        -----------------------------------


                                        (Please sign exactly as your name
                                        appears hereon. If stock is
                                        registered in more than one name,
                                        each holder should sign. When
                                        signing as an attorney,
                                        administrator, executor, guardian
                                        or trustee, please add your title
                                        as such. If executed by a
                                        corporation or other entity, the
                                        proxy should be signed by a duly
                                        authorized officer or other
                                        representative.)



                                        PLEASE SIGN, DATE AND PROMPTLY
                                        RETURN THIS PROXY IN THE ENCLOSED
                                        ENVELOPE. NO POSTAGE IS REQUIRED IF
                                        MAILED IN THE UNITED STATES.